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UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08261

Madison Funds
 (Exact name of registrant as specified in charter)

550 Science Drive, Madison, WI 53711
(Address of principal executive offices)(Zip code)

Lisa R. Lange
Chief Legal Officer and Chief Compliance Officer
550 Science Drive
Madison, WI 53711
(Name and address of agent for service)

Registrant’s telephone number, including area code: 608-274-0300

Date of fiscal year end: October 31

Date of reporting period: October 31, 2015

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. s 3507.

Item 1. Report to Shareholders.

Annual Report
October 31, 2015

Madison Conservative Allocation Fund
Madison Moderate Allocation Fund
Madison Aggressive Allocation

Madison Cash Reserves Fund

Madison Tax-Free Virginia Fund
Madison Tax-Free National Fund

Madison High Quality Bond Fund
Madison Core Bond Fund
Madison Corporate Bond Fund
Madison High Income Fund

Madison Diversified Income Fund
Madison Covered Call & Equity Income Fund
Madison Dividend Income Fund
Madison Large Cap Value Fund
Madison Investors Fund
Madison Large Cap Growth Fund
Madison Mid Cap Fund
Madison Small Cap Fund
Madison NorthRoad International Fund
Madison International Stock Fund
Madison Hansberger International Growth Fund
Madison Target Retirement 2020 Fund
Madison Target Retirement 2030 Fund
Madison Target Retirement 2040 Fund
Madison Target Retirement 2050 Fund

Madison Funds | October 31, 2015

Table of Contents

*Although each Fund’s name begins with the word “Madison,” the word “Madison” may be omitted in this report for simplicity when referring to any particular Fund, group of Funds or list of Funds.

Nondeposit investment products are not federally insured, involve investment risk, may lose value and are not obligations of or guaranteed by any financial institution.

For more complete information about Madison Funds, including charges and expenses, request a prospectus from your financial advisor or from Madison Funds, P.O. Box 8390, Boston, MA 02266-8390. Consider the investment objectives, risks, and charges and expenses of any fund carefully before investing. The prospectus contains this and other information about the investment company.

For more current performance information, please call 1-800-877-6089 or visit our website at www.madisonfunds.com. Current performance may be lower or higher than the performance data quoted within. Past performance does not guarantee future results.

Nothing in this report represents a recommendation of a security by the investment adviser. Portfolio holdings may have changed since the date of this report.

1

Madison Funds | October 31, 2015

Management’s Discussion of Fund Performance (unaudited)

Period in Review

The fiscal year that ended October 31, 2015 reintroduced volatility into U.S. stock markets. After a grudgingly upward march for the first nine months, domestic stocks re-trenched in August. Through the highs of July 2015, the S&P 500® Index price advanced 5.46% for the fiscal year-to-date. But the market came unglued in August as continued weakness in Chinese economic growth, devaluation of the Chinese currency and fears of a U.S. Federal Reserve monetary tightening triggered market declines throughout Asia which carried over to stock exchanges around the globe. U.S. markets quickly declined over 12% from July highs, creating the first “correction” (decline >10%) in stock prices since 2011. Materials and energy stocks were particularly hard hit. After an ensuing month of volatile share prices, the market regained its legs and, by the end of October, the S&P 500 had recovered over 11% from its August lows. Despite this volatility, the S&P 500 returned 5.20% for the entire fiscal year. Small and mid-cap stocks as measured by the Russell 2000® Index and Russell Midcap® Index, returned 0.34% and 2.77% respectively, and foreign markets, as measured by the MSCI EAFE Index, returned -0.07%.

The sharp recovery in share prices from the August and late September lows point up the fickle nature of market psychology and the perils of trying to time major market moves. Since the lows in August, major market sectors which had previously underperformed suddenly led the way higher (i.e., Energy and Materials). The fears over Chinese growth sustainability, which had in many ways been the catalyst for the market’s retreat, were replaced by a recognition that the impact of Chinese economic growth on the U.S. economy really isn’t that great. Oil prices, which have fallen by 50% since last October, could be putting in a bottom and have firmed in the last two months. In short, what was bad news suddenly became not so bad, and in some cases even good. This was aided by a realization that central banks around the world were concerned about the swoon in asset prices and ready to lend a helping monetary hand.

Against the backdrop of volatility and market uncertainty, the U.S. economy continued to perform in a Goldilocks fashion – not too hot, not too cold. Domestic GDP growth recovered from a weather-induced weak first quarter of 2015 to a relatively robust 3.9% annualized rate in the second quarter. Early indications of third quarter growth suggest a bit of a cooling, driven by volatility in stock prices and continued softness in Energy sector investment (due to weak oil prices). Inflation remains well contained, with consumer prices through the end of September flat compared to the same time last year. The decline in energy prices continues to keep overall inflation under control, but even without energy prices figured into inflation, the year-over-year change in non-energy, non-food prices remains under the Fed’s stated goal of 2%. Employment trends are favorable as well, with the unemployment rate falling from 5.7% to 5.0% in the last year.

Long-term interest rates experienced their share of volatility during the fiscal year, ranging from a low of 1.64% on ten-year Treasury Notes in January to a high of 2.49% in mid-June. By the end of October, yields had fallen back to 2.14% as stock market turmoil, softer domestic economic growth and uncertainty over the future path of Federal Reserve Board (“Fed”) monetary policy took pressure off of the interest rate markets. The Fed continued to send mixed signals about the timing of interest rate “lift off.” Expectations had been for a sooner-rather-than-later increase in the benchmark Federal Funds Rate based on decent economic growth and improving labor markets. Global stock market unrest in August and September, and continued monetary accommodation by foreign central banks, gave the Fed cause to push back monetary tightening. As of the end of October, U.S. interest rate markets were about evenly split in their expectations of the timing of the Fed’s first increase. For the fiscal year, the broad-based Barclays U.S. Aggregate Bond Index returned 1.96%, aided by the point-to-point decline in longer-term interest rates over the last twelve months. Shorter maturity bond funds also yielded positive results, although not to the extent experienced by longer-maturity funds which benefited the most from lower interest rates during the period. Tax-exempt municipal funds were among the best performers during the year, while the high yield sector of the bond market suffered negative returns.

Outlook

With the previously weakest performing market sectors now among the strongest, and bad news now good news, we are concerned about the fundamental underpinnings and sentiment of the stock market. Earnings are under pressure, valuations remain full and the market’s short memory seems to have quickly forgotten the turmoil of August and September. We believe the Fed will raise short-term interest rates soon, if not before the end of the year then likely in the first quarter of 2016. The economy remains on solid footing and employment trends are encouraging. With the unemployment rate at 5.0%, many argue that we are near a point where continued gains in jobs will be accompanied by faster growth in wages – good for the American consumer but not good for corporate profits. As a result, we continue to counsel caution and seek companies whose competitive position, strong management and solid balance sheet inspire confidence in future profitability.

Similarly, we remain defensive in our interest rate outlook as the Fed embarks on a tighter monetary policy regime. While we don’t think the Fed will raise short-term interest rates too far or too quickly and run the risk of derailing the current expansion, the specter of higher short-term yields usually portends trouble for longer-term interest rates as well. This could have a cooling effect on interest rate sensitive sectors of the economy such as housing and automobile sales, which have been among the more solid performing sectors this year.

Our goal is to seek investment opportunities that provide attractive return potential without undue risk. In the current environment of fully valued stock prices, very low short- and long-term interest rates, and heightened market volatility, we are paying particularly close attention to the risk side of this tradeoff.

2

Madison Funds | October 31, 2015

ALLOCATION FUNDS SUMMARY

The Madison Conservative Allocation, Moderate Allocation and Aggressive Allocation Funds (the “Funds”) invest primarily in shares of registered investment companies (the “Underlying Funds”). The Funds will be diversified among a number of asset classes and their allocation among Underlying Funds will be based on an asset allocation model developed by Madison Asset Management, LLC (“Madison”), the Funds’ investment adviser. The team may use multiple analytical approaches to determine the appropriate asset allocation, including:

•	Asset allocation optimization analysis – considers the degree to which returns in different asset classes do or do not move together, and the Funds’ aim to achieve a favorable overall risk profile for any targeted portfolio return.
•	Scenario analysis – historical and expected return data is analyzed to model how individual asset classes and combinations of asset classes would affect the Funds under different economic and market conditions.
•	Fundamental analysis – draws upon Madison’s investment teams to judge each asset class against current and forecasted market conditions. Economic, industry and security analysis is used to develop return and risk expectations that may influence asset class selection. In addition, Madison has a flexible mandate which permits the Funds, at the sole discretion of Madison, to materially reduce equity risk exposures when and if conditions are deemed to warrant such an action.

MADISON CONSERVATIVE ALLOCATION FUND

INVESTMENT STRATEGY HIGHLIGHTS

Under normal circumstances, the Madison Conservative Allocation Fund’s total net assets will be allocated among various asset classes and Underlying Funds, including those whose shares trade on a stock exchange (exchange traded funds or “ETFs”), with target allocations over time of approximately 35% equity investments and 65% fixed income investments. Underlying Funds in which the Fund invests may include funds advised by Madison and/or its affiliates, including other Madison Funds (the “Affiliated Underlying Funds”). Generally, Madison will not invest more than 75% of the Fund’s net assets, at the time of purchase, in Affiliated Underlying Funds. Although actual allocations may vary, the Fund’s asset allocation among asset classes and Underlying Funds is expected to be approximately:

•	0-20% money market funds;
•	20-80% debt securities (e.g., bond funds and convertible bond funds);
•	0-20% below-investment grade (“junk”) debt securities (e.g., high income funds);
•	10-50% equity securities (e.g., U.S. stock funds);
•	0-40% foreign securities (e.g., international stock and bond funds, including emerging market securities); and
•	0-20% alternative asset classes (e.g., real estate investment trust funds, natural resources funds, precious metal funds and long/short funds).

PERFORMANCE DISCUSSION

Average Annual Total Return through October 31, 2015[1]

	% Return Without Sales Charge						% Return After Sales Charge[5]

					Since	Since					Since	Since
					6/30/06	2/29/08					6/30/06	2/29/08
	1 Year	3 Years	5 Years	10 Years	Inception	Inception	1 Year	3 Years	5 Years	10 Years	Inception	Inception

Class A Shares[2]	1.17	4.70	4.93	–	3.94	–	-4.65	2.64	3.70	–	3.28	–

Class B Shares[3]	0.44	3.94	4.14	–	3.29	–	-3.86	2.85	3.80	–	3.29	–

Class C Shares[4]	0.34	3.90	4.12	–	–	2.88	-0.61	3.90	4.12	–	–	2.88

Bank of America
Merrill Lynch
US Corp, Govt &
Mortgage Index	2.07	1.70	3.08	4.79	5.08	4.27	NA	NA	NA	NA	NA	NA

Conservative
Allocation Fund
Custom Index	2.41	5.88	6.23	5.91	5.93	5.52	NA	NA	NA	NA	NA	NA

See accompanying Notes to Management’s Discussion of Fund Performance.

The Madison Conservative Allocation Fund (Class A load waived) returned 1.17% for the one-year period, compared to its custom blended benchmark’s return of 2.41%. The Fund outperformed its peers as measured by the Morningstar Conservative Allocation category, which returned -0.77% for the year. Contributing positively to the Fund’s return were overweight allocations to hedged European and Japanese stocks, U.S. growth stocks and U.S. Treasuries. The Fund also benefited from an underweight allocation to emerging markets stocks, which sustained double digit losses over the trailing 12 months. A final benefit came from the Fund’s overall defensive posturing, which helped mitigate losses during the steep equity market decline experienced in August/September. Detracting from performance was the Fund’s overweight allocation to U.S. mid-cap stocks, a modest stake in gold and the underperformance of a few key actively managed equity and fixed income holdings. The Fund was also held back by a below benchmark interest rate risk posture as interest rates fell over the period.

PORTFOLIO ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 10/31/15

Bond Funds	61.4%
Stock Funds	24.2%
Foreign Stock Funds	7.8%
Alternative Funds	2.7%
Money Market Funds and Other Net Assets	3.9%

TOP TEN HOLDINGS AS A PERCENTAGE OF NET ASSETS AS OF 10/31/15

Madison Core Bond Fund Class Y	20.9%
Metropolitan West Total Return Bond Fund Class I	8.8%
iShares 3-7 Year Treasury Bond ETF	8.5%
iShares 7-10 Year Treasury Bond ETF	6.9%
Madison Corporate Bond Fund Class Y	6.7%
Baird Aggregate Bond Fund Institutional Shares	6.6%
Madison Large Cap Growth Fund Class Y	6.2%
Madison Large Cap Value Fund Class Y	5.1%
iShares Russell Mid-Cap ETF	4.5%
Vanguard Value ETF	4.1%

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Madison Funds | Management’s Discussion of Fund Performance - continued | October 31, 2015

MADISON MODERATE ALLOCATION FUND

INVESTMENT STRATEGY HIGHLIGHTS

Under normal circumstances, the Madison Moderate Allocation Fund’s total net assets will be allocated among various asset classes and Underlying Funds, including those whose shares trade on a stock exchange (exchange traded funds or “ETFs”), with target allocations over time of approximately 60% equity investments and 40% fixed income investments. Underlying Funds in which the Fund invests may include Affiliated Underlying Funds. Generally, Madison will not invest more than 75% of the Fund’s net assets, at the time of purchase, in Affiliated Underlying Funds. Although actual allocations may vary, the Fund’s asset allocation among asset classes and Underlying Funds is expected to be approximately:

•	0-15% money market funds;
•	10-60% debt securities (e.g., bond funds and convertible bond funds);
•	0-20% below-investment grade (“junk”) debt securities (e.g., high income funds);
•	20-80% equity securities (e.g., U.S. stock funds);
•	0-50% foreign securities (e.g., international stock and bond funds, including emerging market securities); and
•	0-20% alternative asset classes (e.g., real estate investment trust funds, natural resources funds, precious metal funds and long/short funds).

PERFORMANCE DISCUSSION

Average Annual Total Return through October 31, 2015[1]

	% Return Without Sales Charge						% Return After Sales Charge[5]

					Since	Since					Since	Since
					6/30/06	2/29/08					6/30/06	2/29/08
	1 Year	3 Years	5 Years	10 Years	Inception	Inception	1 Year	3 Years	5 Years	10 Years	Inception	Inception

Class A Shares[2]	1.44	7.66	7.09	–	4.10	–	-4.41	5.56	5.82	–	3.44	–

Class B Shares[3]	0.72	6.84	6.29	–	3.44	–	-3.53	5.81	5.97	–	3.44	–

Class C Shares[4]	0.72	6.84	6.28	–	–	2.97	-0.23	6.84	6.28	–	–	2.97

S&P 500® Index	5.20	16.20	14.33	7.85	7.69	8.32	NA	NA	NA	NA	NA	NA

Moderate
Allocation Fund
Custom Index	2.59	8.92	8.43	6.56	6.38	6.18	NA	NA	NA	NA	NA	NA

See accompanying Notes to Management’s Discussion of Fund Performance.

The Madison Moderate Allocation Fund (Class A load waived) returned 1.44% for the one-year period, compared to its custom blended benchmark’s return of 2.59%. The Fund outperformed its peers as measured by the Morningstar Moderate Allocation category, which advanced 0.61% for the period. Contributing positively to the Fund’s return were overweight allocations to hedged European and Japanese stocks, U.S. growth stocks and U.S. Treasuries. The Fund also benefited from an underweight allocation to emerging markets stocks, which sustained double digit losses over the trailing 12 months. A final benefit came from the Fund’s overall defensive posturing, which helped mitigate losses during the steep equity market decline experienced in August/September. Detracting from performance was the Fund’s overweight allocation to U.S. mid-cap stocks, a modest stake in gold and the underperformance of a few key actively managed equity and fixed income holdings. The Fund was also held back by a below benchmark interest rate risk posture as interest rates fell over the period.

PORTFOLIO ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 10/31/15

Stock Funds	43.3%
Bond Funds	36.9%
Foreign Stock Funds	13.7%
Alternative Funds	2.6%
Money Market Funds and Other Net Assets	3.5%

TOP TEN HOLDINGS AS A PERCENTAGE OF NET ASSETS AS OF 10/31/15

Madison Core Bond Fund Class Y	14.5%
Madison Large Cap Growth Fund Class Y	11.7%
Madison Large Cap Value Fund Class Y	11.1%
Metropolitan West Total Return Bond Fund Class I	8.1%
iShares 7-10 Year Treasury Bond ETF	6.9%
iShares Core S&P Mid-Cap ETF	6.6%
iShares 3-7 Year Treasury Bond ETF	5.9%
Vanguard Growth ETF	5.9%
iShares Core MSCI EAFE ETF	5.7%
Vanguard Value ETF	5.2%

4

Madison Funds | Management’s Discussion of Fund Performance - continued | October 31, 2015

MADISON AGGRESSIVE ALLOCATION FUND

INVESTMENT STRATEGY HIGHLIGHTS

Under normal circumstances, the Aggressive Allocation Fund’s total net assets will be allocated among various asset classes and Underlying Funds, including those whose shares trade on a stock exchange (exchange traded funds or “ETFs”), with target allocations over time of approximately 85% equity investments and 15% fixed income investments. Underlying Funds in which the Fund invests may include Affiliated Underlying Funds. Generally, Madison will not invest more than 75% of Fund’s net assets, at the time of purchase, in Affiliated Underlying Funds. Although actual allocations may vary, the Fund’s asset allocation among asset classes and Underlying Funds is expected to be approximately:

•	0-10% money market funds;
•	0-30% debt securities, all of which could be in below investment grade (“junk”) debt securities (e.g., bond funds, convertible bond funds and high income funds);
•	30-90% equity securities (e.g., U.S. stock funds);
•	0-60% foreign securities (e.g., international stock and bond funds, including emerging market securities); and
•	0-20% alternative asset classes (e.g., real estate investment trust funds, natural resources funds, precious metal funds and long/short funds).

PERFORMANCE DISCUSSION

Average Annual Total Return through October 31, 2015[1]

	% Return Without Sales Charge						% Return After Sales Charge[5]

					Since	Since					Since	Since
					6/30/06	2/29/08					6/30/06	2/29/08
	1 Year	3 Years	5 Years	10 Years	Inception	Inception	1 Year	3 Years	5 Years	10 Years	Inception	Inception

Class A Shares[2]	1.66	10.06	8.64	–	3.95	–	-4.17	7.91	7.37	–	3.29	–

Class B Shares[3]	0.91	9.26	7.84	–	3.29	–	-3.25	8.27	7.54	–	3.29	–

Class C Shares[4]	0.91	9.25	7.83	–	–	2.69	-0.01	9.25	7.83	–	–	2.69

S&P 500 Index	5.20	16.20	14.33	7.85	7.69	8.32	NA	NA	NA	NA	NA	NA

Aggressive
Allocation Fund
Custom Index	2.66	11.95	10.56	7.04	6.65	6.64	NA	NA	NA	NA	NA	NA

See accompanying Notes to Management’s Discussion of Fund Performance.

The Madison Aggressive Allocation Fund (Class A load waived) returned 1.66% for the one-year period, compared to its custom blended benchmark’s return of 2.66%. The Fund outperformed its peers as measured by the Morningstar Aggressive Allocation category, which returned -0.21% for the period. Contributing positively to the Fund’s return were overweight allocations to hedged European and Japanese stocks, U.S. growth stocks and U.S. Treasuries. The Fund also benefited from an underweight allocation to emerging markets stocks, which sustained double digit losses over the trailing 12 months. A final benefit came from the Fund’s overall defensive posturing, which helped mitigate losses during the steep equity market decline experienced in August/September. Detracting from performance was the Fund’s overweight allocation to U.S. mid-cap stocks, a modest stake in gold and the underperformance of a few key actively managed equity and fixed income holdings. The Fund was also held back by a below benchmark interest rate risk posture as interest rates fell over the period.

PORTFOLIO ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 10/31/15

Stock Funds	58.9%
Foreign Stock Funds	18.8%
Bond Funds	16.9%
Alternative Funds	2.6%
Money Market Funds and Other Net Assets	2.8%

TOP TEN HOLDINGS AS A PERCENTAGE OF NET ASSETS AS OF 10/31/15

Madison Large Cap Growth Fund Class Y	14.6%
Madison Large Cap Value Fund Class Y	14.0%
iShares Core S&P Mid-Cap ETF	9.5%
Vanguard Growth ETF	8.2%
iShares Core MSCI EAFE ETF	8.2%
Madison Core Bond Fund Class Y	8.1%
Vanguard Value ETF	6.4%
iShares 7-10 Year Treasury Bond ETF	5.9%
Madison NorthRoad International Fund Class Y	3.8%
WisdomTree Europe Hedged Equity Fund	3.6%

MADISON CASH RESERVES FUND

INVESTMENT STRATEGY HIGHLIGHTS

The Madison Cash Reserves Fund invests exclusively in U.S. dollar-denominated money market securities maturing in thirteen months or less from the date of purchase. These securities will be obligations of the U.S. Government and its agencies and instrumentalities, but may also include securities issued by U.S. and foreign financial institutions, corporations, municipalities, foreign governments, and multi-national organizations, such as the World Bank.

The Fund may invest in mortgage-backed and asset-backed securities, including those representing pools of mortgage, commercial, or consumer loans originated by financial institutions.

PERFORMANCE DISCUSSION

The Madison Cash Reserves Fund (Class A) returned 0.00% for the prior twelve months, compared to a 0.02% return on the Fund’s 90 day Treasury Bill benchmark. With the Federal Reserve maintaining a “Zero Interest Rate Policy” (ZIRP) throughout this past fiscal year, the Fund was unable to pay dividends to shareholders despite continuing to waive its fees in order to preserve capital. With changes to Fed policy likely coming in the next fiscal year, we are hopeful that the Fund will be able to once again begin paying a dividend.

SECTOR ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 10/31/15

Federal Home Loan Bank	26.0%
Fannie Mae	24.7%
Freddie Mac	20.8%
U.S. Treasury Notes	10.9%
Federal Farm Credit Bank	10.4%
Cash and Other Net Assets	7.2%

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Madison Funds | Management’s Discussion of Fund Performance - continued | October 31, 2015

MADISON TAX-FREE VIRGINIA FUND

INVESTMENT STRATEGY HIGHLIGHTS

The Madison Tax-Free Virginia Fund seeks to achieve its investment objective by investing at least 80% of its net assets in municipal bonds that are exempt from federal and state income tax for residents of Virginia. These securities may be issued by state governments, their political subdivisions (for example, cities and counties) and public authorities (for example, school districts and housing authorities). The Fund may also invest in bonds that, under federal law, are exempt from federal and state income taxation, such as bonds issued by the District of Columbia, Puerto Rico, the Virgin Islands and Guam. The Fund invests in intermediate and long-term bonds having average, aggregate maturities (at the portfolio level) of 7 to 15 years.

PERFORMANCE DISCUSSION

Average Annual Total Return through October 31, 2015[2]

	% Return Without Sales Charge

	1 Year	3 Years	5 Years	10 Years

Class Y Shares[6]	2.36	1.88	3.01	3.63

Barclays Municipal Bond Index	2.87	2.91	4.28	4.74

See accompanying Notes to Management’s Discussion of Fund Performance.

The Madison Tax-Free Virginia Fund (Class Y) returned 2.36% for the one-year period, underperforming its benchmark, the Barclays Municipal Bond Index, which returned 2.87%. The Morningstar Muni Single State Long peer group gained 2.25% for the period. The underperformance of the Fund versus its benchmark was primarily attributable to a significant underweight in the longest sector of the yield curve which posted the best performance during the 12-month period. Specifically, bonds with final maturities of 22 years and longer returned 3.89% with a 19.73% weighting in the benchmark compared to only an 11.32% weighting for the Fund. The overall duration (a measure of interest rate risk) of the Virginia Fund was 5.8 years versus 6.7 years for the benchmark. This underweighting in interest rate risk in a falling rate environment detracted from the Fund’s performance.

SECTOR ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 10/31/15

Development	8.2%	Multifamily Housing	9.2%
Education	13.5%	Power	4.3%
Facilities	6.8%	Transportation	5.4%
General	9.6%	Utilities	1.5%
General Obligation	21.2%	Water	10.8%
Medical	7.3%	Net Other Assets and Liabilities	2.2%

TOP TEN HOLDINGS AS A PERCENTAGE OF NET ASSETS AS OF 10/31/15

Northern Virginia Transportation Authority, 5.0%, 6/1/30	4.0%
Fairfax County Redevelopment & Housing Authority, 4.75%, 10/1/36	3.4%
Newport News Economic Development Authority, 5.0%, 7/1/25	3.4%
City of Portsmouth VA, 5.0%, 2/1/31	3.2%
Suffolk Redevelopment & Housing Authority, 5.6%, 2/1/33	3.2%
Prince William County Industrial Development Authority, 5.25%, 2/1/18	3.2%
Virginia Commonwealth Transportation Board, 5.0%, 3/15/25	2.8%
Chesterfield County Economic Development Authority, 5.0%, 5/1/23	2.8%
Commonwealth of Virginia, 5.0%, 6/1/23	2.7%
Virginia College Building Authority, 5.0%, 2/1/23	2.7%

MADISON TAX-FREE NATIONAL FUND

INVESTMENT STRATEGY HIGHLIGHTS

The Madison Tax-Free National Fund seeks to achieve its investment objective by investing at least 80% of its net assets in municipal bonds that are exempt from federal income taxes. These securities may be issued by state governments, their political subdivisions (for example, cities and counties) and public authorities (for example, school districts and housing authorities). The Fund may also invest in bonds that, under federal law, are exempt from federal and state income taxation, such as bonds issued by the District of Columbia, Puerto Rico, the Virgin Islands and Guam. The Fund invests in intermediate and long-term bonds having average, aggregate maturities (at the portfolio level) of seven to 15 years. The primary difference between this Fund and the Madison Tax-Free Virginia Fund is that the Madison Tax-Free Virginia Fund will invest in bonds that are exempt from federal and state income tax for residents of Virginia, while this Fund will invest in bonds that are exempt from federal income tax.

PERFORMANCE DISCUSSION

Average Annual Total Return through October 31, 2015[1]

	% Return Without Sales Charge

	1 Year	3 Years	5 Years	10 Years

Class Y Shares[6]	2.61	2.08	3.37	3.76

Barclays Municipal Bond Index	2.87	2.91	4.28	4.74

See accompanying Notes to Management’s Discussion of Fund Performance.

The Madison Tax-Free National Fund (Class Y) returned 2.61% for the one-year period, modestly underperforming its benchmark, the Barclays Municipal Bond Index, which returned 2.87%. The Morningstar Muni National Long peer group gained 2.57%. The underperformance of the Fund versus its benchmark was primarily attributable to a significant underweight in the longest sector of the yield curve which posted the best performance during the 12 month period. Specifically, bonds with final maturities of 22 years and longer returned 3.89% with a 19.73% weighting in the benchmark compared to only a 4.36% weighting for the Fund. The overall duration (a measure of interest rate risk) of the National Fund was 6.1 years versus 6.7 years for the benchmark. This underweighting in interest rate risk in a falling rate environment detracted from the Fund’s performance.

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Madison Funds | Management’s Discussion of Fund Performance - Madison Tax-Free National Fund - continued | October 31, 2015

STATE ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 10/31/15

Alabama	2.4%	New Jersey	4.0%
Arkansas	0.7%	New Mexico	1.7%
Colorado	1.7%	New York	3.2%
Delaware	1.5%	North Carolina	6.6%
Florida	13.8%	Ohio	2.1%
Georgia	4.1%	Pennsylvania	0.6%
Illinois	0.8%	South Carolina	8.9%
Indiana	3.6%	Tennessee	1.7%
Iowa	2.8%	Texas	9.8%
Kansas	2.3%	Virginia	3.4%
Maryland	5.6%	Washington	2.9%
Michigan	3.4%	Wisconsin	3.6%
Missouri	6.8%	Net Other Assets and Liabilities	2.0%

TOP TEN HOLDINGS AS A PERCENTAGE OF NET ASSETS AS OF 10/31/15

Anderson County School District No. 1, General Obligation, 5.0%, 3/1/25	3.2%
Maple School District, General Obligation, 5.0%, 4/1/24	2.8%
City of Rockville MD, General Obligation, 5.0%, 6/1/24	2.7%
City of Port St. Lucie FL Utility System Revenue, 5.0%, 9/1/27	2.5%
Montgomery County Revenue Authority, 5.0%, 5/1/31	2.5%
Orlando Utilities Commission, 5.0%, 10/1/22	2.3%
City of Wichita KS, General Obligation, 5.0%, 12/1/24	2.3%
County of Miami-Dade FL, 5.0%, 3/1/25	2.2%
Town of Cary NC Combined Utility Systems Revenue, 5.0%, 12/1/23	2.2%
Cleveland-Cuyahoga County Port Authority, 5.0%, 7/1/24	2.1%

MADISON HIGH QUALITY BOND FUND

INVESTMENT STRATEGY HIGHLIGHTS

The Madison High Quality Bond Fund seeks to achieve its investment objectives through diversified investments in a broad range of corporate debt securities, obligations of the U.S. Government and its agencies, and money market instruments. In seeking to achieve the Fund’s goals, the Fund’s management will (1) shorten or lengthen the dollar weighted average maturity of the Fund based on its anticipation of the movement of interest rates (the dollar weighted average maturity is expected to be ten years or less), and (2) monitor the yields of the various bonds that satisfy the Fund’s investment guidelines to determine the best combination of yield, credit risk and diversification for the Fund. Under normal market conditions, the Fund will invest at least 80% of its net assets in higher quality bond issues and, therefore, intends to maintain an overall portfolio quality rating of A by Standard & Poor’s and/or A2 by Moody’s or equivalent.

PERFORMANCE DISCUSSION

Average Annual Total Return through October 31, 2015[1]

	% Return Without Sales Charge

	1 Year	3 Years	5 Years	10 Years

Class Y Shares[6]	1.11	0.60	1.22	3.44

Barclays U.S. Intermediate Govt/Credit A+ Bond Index	2.05	1.25	2.07	4.01

See accompanying Notes to Management’s Discussion of Fund Performance.

The Madison High Quality Bond Fund (Class Y) returned 1.11% for the one-year period, lagging the benchmark Barclays U.S. Intermediate Government Credit A+ Index which returned 2.05%. The Fund outperformed the Morningstar Short-Term Bond category peer group’s return of 0.46% over the same period. Underperformance during the trailing 12 months compared to the market benchmark was due largely to conservative maturity positioning. As interest rates declined over the period, the Fund’s underweight in longer maturities detracted from total return. The Fund’s conservative maturity profile also produced a yield difference that was detractive to total return. Some of the yield shortfall was mitigated by the Fund’s sector overweight in corporate bonds. Security selection and credit sector selection were additive to returns over the period as the Fund participated in positive individual bond performance and avoided some volatile credit sectors. Looking forward, we view recent positive relative performance as a sign of opportunities ahead. The recent uptick in volatility has provided opportunities to add credit and attractive yields to the portfolio and we feel this will continue.

SECTOR ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 10/31/15

Consumer Discretionary	6.7%
Consumer Staples	1.5%
Energy	1.5%
Fannie Mae	14.7%
Financials	14.0%
Freddie Mac	5.9%
Health Care	3.0%
Industrials	1.6%
Information Technology	8.7%
Materials	0.0%
Telecommunication Services	0.0%
U.S. Treasury Notes	39.2%
Short-Term Investments and Other Net Assets and Liabilities	3.2%

TOP TEN HOLDINGS AS A PERCENTAGE OF NET ASSETS AS OF 10/31/15

Freddie Mac, 2.5%, 5/27/16	4.9%
U.S. Treasury Note, 3.875%, 5/15/18	4.7%
U.S. Treasury Note, 3.0%, 2/28/17	4.0%
U.S. Treasury Note, 1.5%, 12/31/18	3.9%
Fannie Mae, 1.25%, 1/30/17	3.9%
Fannie Mae, 1.25%, 9/28/16	3.9%
U.S. Treasury Note, 1.0%, 8/31/16	3.9%
U.S. Treasury Note, 0.875%, 1/31/17	3.9%
Fannie Mae, 0.875%, 2/8/18	3.9%
U.S. Treasury Note, 1.25%, 1/31/19	3.7%

7

Madison Funds | Management’s Discussion of Fund Performance - continued | October 31, 2015

MADISON CORE BOND FUND

INVESTMENT STRATEGY HIGHLIGHTS

Under normal market conditions, the Madison Core Bond Fund invests at least 80% of its net assets in bonds. To keep current income relatively stable and to limit share price volatility, the Fund emphasizes investment grade securities and maintains an intermediate (typically 3-7 year) average portfolio duration, with the goal of being between 85-115% of the market benchmark duration. The Fund strives to add incremental return in the portfolio by making strategic decisions related to credit risk, sector exposure and yield curve positioning. The Fund may invest in corporate debt securities, U.S. Government debt securities, foreign government debt securities, non-rated debt securities, and asset-backed, mortgage-backed and commercial mortgage-backed securities.

PERFORMANCE DISCUSSION

Average Annual Total Return through October 31, 2015[1]

	% Return Without Sales Charge						% Return After Sales Charge[5]

					Since	Since
					6/30/06	4/19/13
	1 Year	3 Years	5 Years	10 Years	Inception	Inception	1 Year	3 Years	5 Years	10 Years

Class A Shares[2]	1.34	0.80	1.85	3.38	–	–	-3.19	-0.73	0.93	2.91

Class B Shares[3]	0.69	0.05	1.11	2.77	–	–	-3.75	-1.06	0.74	2.77

Class Y Shares[6]	1.71	1.08	2.11	–	3.85	–	–	–	–	–

Class R6 Shares[7]	1.71	–	–	–	–	1.22	–	–	–	–

Bank of America Merrill
Lynch US Corp, Govt &
Mortgage Index	2.07	1.70	3.08	4.79	5.08	4.37	NA	NA	NA	NA

Barclays U.S. Aggregate
Bond Index	1.96	1.65	3.03	4.72	4.99	4.27	NA	NA	NA	NA

See accompanying Notes to Management’s Discussion of Fund Performance.

The Madison Core Bond Fund (Class Y) returned 1.71% for the one-year period, trailing the Fund’s benchmark, the Barclays U.S. Aggregate Bond Index, which advanced 1.96%. The Fund outperformed the Morningstar Intermediate-Term Bond peer group, which gained 0.98% for the period. The majority of the Fund’s underperformance relative to its benchmark resulted from the Fund’s short duration exposure (90% of benchmark) in an environment of five-year and longer interest rates falling by 10-20 basis points. The strongest sector performance came from the Fund’s corporate and municipal bond holdings, which provided weighted returns of 2.54% for the period versus the Barclays Credit Index return of 0.90%.

PORTFOLIO ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 10/31/15

Corporate Notes and Bonds	32.0%
U.S. Government and Agency Obligations	26.6%
Mortgage-Backed Securities	20.6%
Municipal Bonds	9.5%
Asset-Backed Securities	4.0%
Commercial Mortgage Backed Securities	2.0%
Collateralized Mortgage Obligations	1.1%
Short-Term Investments, Options, Futures and Other Net Assets and Liabilities	4.2%

TOP TEN HOLDINGS AS A PERCENTAGE OF NET ASSETS AS OF 10/31/15

U.S. Treasury Note, 3.125%, 5/15/21	1.8%
U.S. Treasury Note, 3.125%, 1/31/17	1.8%
U.S. Treasury Note, 0.75%, 3/15/17	1.6%
U.S. Treasury Bond, 4.5%, 5/15/38	1.6%
U.S. Treasury Note, 2.75%, 2/28/18	1.4%
U.S. Treasury Note, 2.625%, 1/31/18	1.4%
U.S. Treasury Note, 1.875%, 10/31/17	1.4%
U.S. Treasury Note, 1.375%, 2/28/19	1.3%
U.S. Treasury Note, 3.875%, 5/15/18	1.3%
U.S. Treasury Bond, 6.625%, 2/15/27	1.3%

MADISON CORPORATE BOND FUND

INVESTMENT STRATEGY HIGHLIGHTS

The Madison Corporate Bond Fund seeks to achieve its investment objective through diversified investment in a broad range of corporate debt securities. Under normal market conditions, the Fund will invest at least 80% of its net assets in income-producing corporate bonds, and at least 80% of its assets in investment grade bonds. Up to 20% of the Fund’s assets may be invested in non-investment grade fixed-income securities commonly referred to as “high yield” or “junk” bonds. The Fund expects to maintain an average overall portfolio quality of A- or better, an overall portfolio dollar weighted average maturity of 15 years or less, and an overall portfolio duration within 25% of the Barclays U.S. Credit Bond Index benchmark (with the flexibility to occasionally vary from the benchmark by up to 50% when the investment adviser believes interest rates are likely to materially change).

PERFORMANCE DISCUSSION

Average Annual Total Return through October 31, 2015[1]

	% Return Without Sales Charge

					Since
					7/2/07
	1 Year	3 Years	5 Years	10 Years	Inception

Class Y Shares[6]	1.40	1.13	3.03	–	5.19

Barclays U.S. Credit Bond Index	0.90	1.80	4.17	5.45	5.72

See accompanying Notes to Management’s Discussion of Fund Performance.

The Madison Corporate Bond Fund (Class Y) gained 1.40% for the period, while its benchmark, the Barclays U.S. Credit Bond Index gained 0.90%. The Fund outperformed its peer group, the Morningstar Corporate Bond category, which posted a 0.25% gain. The Fund benefited from being overweight Oil Refiners within the Energy sector and Financials, both of which have generated favorable excess returns over the past year. The Fund also benefited from its underweight of the Metals/Mining within the Materials sector, which has performed poorly due to significantly lower commodity prices. The Fund focused heavily on the new issue market where yield premiums are more attractive. Some of the bonds purchased on the new issue market during the past year that have performed well include CVS, Frontier, and UnitedHealth. In addition, the Fund purchased Omnicare bonds before the company was purchased by CVS and its bond spreads tightened significantly.

8

Madison Funds | Management’s Discussion of Fund Performance - Madison Corporate Bond Fund - continued | October 31, 2015

On a duration basis, the Fund’s overall duration remains lower than its benchmark’s duration and it continues to have an underweight in the long-maturity end of the yield curve (30-year bonds). Longer-term investment grade corporate bonds have performed poorly in 2015 and have, as a class, generated negative total returns.

SECTOR ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 10/31/15

Consumer Discretionary	10.3%
Consumer Staples	6.0%
Energy	11.3%
Financials†	36.5%
Health Care	6.3%
Industrials	7.3%
Information Technology	4.6%
Materials	3.2%
Telecommunication Services	3.8%
Utilities	0.0%
Municipal Bonds	7.6%
Short-Term Investments and Other Net Assets and Liabilities	3.1%

†Financials includes securities in the following industries: Banks; Diversified Financial Services; Insurance;
Iron/Steel; Machinery-Construction & Mining; Mining and Real Estate

TOP TEN HOLDINGS AS A PERCENTAGE OF NET ASSETS AS OF 10/31/15

General Electric Capital Corp., 6.75%, 3/15/32	2.4%
Wells Fargo & Co., 5.625%, 12/11/17	1.9%
Berkshire Hathaway Finance Corp., 5.4%, 5/15/18	1.9%
Simon Property Group L.P., 4.125%, 12/1/21	1.8%
US Bancorp, 2.2%, 11/15/16	1.7%
Valero Energy Corp., 6.625%, 6/15/37	1.6%
Comcast Corp., 6.45%, 3/15/37	1.6%
Oracle Corp., 5.75%, 4/15/18	1.4%
DIRECTV Holdings LLC / DIRECTV Financing Co. Inc., 5.0%, 3/1/21	1.4%
American Express Co., 6.15%, 8/28/17	1.4%

MADISON HIGH INCOME FUND

INVESTMENT STRATEGY HIGHLIGHTS

The Madison High Income Fund invests primarily in lower-rated, higher-yielding income bearing securities, such as “junk” bonds. Because the performance of these securities has historically been strongly influenced by economic conditions, the Fund may rotate securities selection by business sector according to economic outlook. Under normal market conditions, the Fund invests at least 80% of its net assets in bonds rated lower than investment grade (BBB/Baa) and their unrated equivalents or other high-yielding securities.

PERFORMANCE DISCUSSION

Average Annual Total Return through October 31, 2015[1]

	% Return Without Sales Charge					% Return After Sales Charge[5]

					Since
					6/30/06
	1 Year	3 Years	5 Years	10 Years	Inception	1 Year	3 Years	5 Years	10 Years

Class A Shares[2]	-2.29	2.99	4.62	5.86	–	-6.69	1.41	3.68	5.38

Class B Shares[3]	-3.11	2.24	3.84	5.24	–	-7.05	1.30	3.55	5.24

Class Y Shares[6]	-2.00	3.35	4.93	–	6.18	–	–	–	–

Bank of America Merrill
Lynch U.S. High Yield
Master II Constrained	-2.03	4.11	6.01	7.52	7.60	NA	NA	NA	NA

See accompanying Notes to Management’s Discussion of Fund Performance.

Madison High Income Fund (Class Y) returned -2.00% over the twelve-month period, slightly outperforming the Bank of America Merrill Lynch High Yield Constrained Index benchmark return of -2.03%. The Fund also modestly outperformed the Morningstar High Yield Bond category peer group, which returned -2.09% over the same period. From a ratings perspective, the biggest contribution came from positive security selection and underweight within credit groups rated triple-C and below. From an industry perspective, the key driver of the Fund’s outperformance was the portfolio’s positive selection and overweight in Support – Services and underweight in Metals/Mining Excluding Steel. Negative selection in Oil and Gas, as well as negative selection in B-rated credits, detracted from performance. During the period, we reduced our exposure to Chemicals and Oil and Gas. We slightly increased our exposure to Support-Services, Telecom: Wireline/Wireless, and Media - Cable. We also slightly reduced our weighting to pure CCC credits. Some important portfolio metrics included a 6.45% yield-to-worst, a current yield of 6.73%, and weighted average credit ratings of B+/B1, respectively. Looking forward, although the Federal Reserve may now have the green light to institute the first rate increase in nearly ten years, future rate hikes should be slow, deliberate, and well-telegraphed, and we believe that high yield credit markets are unlikely to react adversely to the slight increase.

SECTOR ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 10/31/15

Consumer Discretionary	22.9%
Consumer Staples	2.8%
Energy	8.2%
Financials	7.1%
Health Care	9.1%
Industrials	10.9%
Information Technology	9.6%
Materials	6.8%
Telecommunication Services	7.1%
Utilities	9.4%
Short-Term Investments and Other Net Assets and Liabilities	6.1%

TOP TEN HOLDINGS AS A PERCENTAGE OF NET ASSETS AS OF 10/31/15

Univision Communications Inc., 6.75%, 9/15/22	2.1%
Outfront Media Capital LLC / Outfront Media Capital Corp., 5.625%, 2/15/24	2.0%
Endo Finance LLC / Endo Finco Inc., 7.25%, 12/15/20	2.0%
Dole Food Co. Inc., 7.25%, 5/1/19	2.0%
Belden Inc., 5.5%, 9/1/22	1.9%
AmeriGas Finance LLC / AmeriGas Finance Corp., 7.0%, 5/20/22	1.7%
CCO Holdings LLC / CCO Holdings Capital Corp., 6.5%, 4/30/21	1.6%
Reynolds Group Issuer Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu, 5.75%, 10/15/20	1.6%
Alliance Data Systems Corp., 6.375%, 4/1/20	1.6%
Sinclair Television Group Inc., 6.375%, 11/1/21	1.6%

9

Madison Funds | Management’s Discussion of Fund Performance - continued | October 31, 2015

MADISON DIVERSIFIED INCOME FUND

INVESTMENT STRATEGY HIGHLIGHTS

The Madison Diversified Income Fund seeks income by investing in a broadly diversified array of securities including bonds, common stocks, real estate securities, foreign market bonds and stocks and money market instruments. Bonds, stock and cash components will vary, reflecting the portfolio managers’ judgments of the relative availability of attractively yielding and priced stocks and bonds. Generally, however, bonds will constitute up to 80% of the Fund’s assets, stocks will constitute up to 70% of the Fund’s assets, real estate securities will constitute up to 25% of the Fund’s assets, foreign stocks and bonds will constitute up to 25% of the Fund’s assets and money market instruments may constitute up to 25% of the Fund’s assets. The Fund intends to limit the investment in lower credit quality bonds to less than 50% of the Fund’s assets.

PERFORMANCE DISCUSSION

Average Annual Total Return through October 31, 2015[1]

	% Return Without Sales Charge					% Return After Sales Charge[5]

					Since					Since
					7/31/12					7/31/12
	1 Year	3 Years	5 Years	10 Years	Inception	1 Year	3 Years	5 Years	10 Years	Inception

Class A Shares[2]	1.39	7.35	7.81	5.69	–	-4.42	5.24	6.54	5.07	–

Class B Shares[3]	0.58	6.54	6.99	5.06	–	-3.91	5.50	6.69	5.06	–

Class C Shares[4]	0.64	6.54	–	–	6.32	-0.35	6.54	–	–	6.32

Bank of
America Merrill
Lynch US
Corp, Govt &
Mortgage Index	2.07	1.70	3.08	4.79	1.69	NA	NA	NA	NA	NA

S&P 500®
Index	5.20	16.20	14.33	7.85	15.90	NA	NA	NA	NA	NA

Custom
Blended Index
(50% Fixed
50% Equity)	3.88	8.89	8.79	6.64	8.73	NA	NA	NA	NA	NA

See accompanying Notes to Management’s Discussion of Fund Performance.

The Madison Diversified Income Fund (A Class load waived) returned 1.39% for the one-year period, trailing its custom blended benchmark index (50% Bank of America Merrill Lynch U.S. Corporate, Government and Mortgage Index and 50% S&P 500® Index) which returned 3.88%. The Fund outperformed its Morningstar Moderate Allocation category peer group, which advanced 0.61% over the last year.

For much of the period, the Fund maintained an allocation of 54% equities / 46% fixed income, with a lower credit risk and duration profile in the bond portion of the portfolio than both its peers and the market. Fixed income performance has improved meaningfully in recent months as credit spreads have widened and interest rates have begun to migrate higher. Importantly, the Fund’s lower risk profile, from both duration and credit perspectives, helped it to perform well relative to its peers.

Relative to the S&P 500 Index, Equity sector allocation and stock selection were both negatives for performance. In terms of sectors, underweight positions in the Consumer Discretionary and Technology sectors detracted from performance. Stock selection results were positive in the Industrial, Financial, and Energy sectors, while Consumer Staples, Health Care and Consumer Discretionary stocks negatively impacted the portfolio. Within Industrials, aerospace manufacturer Boeing (BA) contributed nicely to results as it benefited from strength in the aerospace cycle. In Financials, property and casualty insurer Travelers (TRV) was additive to returns as it continued to grow book value, while Technology consulting firm Accenture (ACN) was the best performing stock in the portfolio due to a strong earnings report and outlook. On the negative side, Consumer Staples holdings Procter & Gamble (PG) and Walmart (WMT) were notable underperformers as sales fell short of expectations. In Health Care, pharmaceutical firm Johnson & Johnson (JNJ) and medical device maker Baxter (BAX) trailed the index. In general, there was wide performance discrepancy between high dividend paying stocks and non-dividend paying stocks in the period. The stocks with the highest dividend yields tended to perform the worst, while those stocks that didn’t pay dividends generally performed much better.

PORTFOLIO ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 10/31/15

Common Stocks	54.1%
Corporate Notes and Bonds	15.6%
U.S. Government and Agency Obligations	13.8%
Mortgage-Backed Securities	9.0%
Municipal Bonds	1.6%
Asset-Backed Securities	1.2%
Commercial Mortgage-Backed Securities	0.7%
Short-Term Investments and Other Net Assets and Liabilities	4.0%

TOP TEN HOLDINGS AS A PERCENTAGE OF NET ASSETS AS OF 10/31/15

McDonald’s Corp.	2.5%
Travelers Cos. Inc./The	2.4%
Pfizer Inc.	2.1%
General Electric Co.	2.0%
Accenture PLC, Class A	2.0%
Procter & Gamble Co./The	1.9%
Johnson & Johnson	1.9%
Boeing Co./The	1.8%
Microsoft Corp.	1.8%
United Parcel Service Inc., Class B	1.8%

10

Madison Funds | Management’s Discussion of Fund Performance - continued | October 31, 2015

MADISON COVERED CALL & EQUITY INCOME FUND

INVESTMENT STRATEGY HIGHLIGHTS

The Madison Covered Call & Equity Income Fund (formerly the Madison Equity Income Fund) invests, under normal market conditions, primarily in common stocks of large-and mid-capitalization companies that are, in the view of the Fund’s investment adviser, selling at a reasonable price in relation to their long-term earnings growth rates. The portfolio managers will allocate the Fund’s assets among stocks in sectors of the economy based upon their views on forward earnings growth rates, adjusted to reflect their views on economic and market conditions and sector risk factors.

The Fund will seek to generate current earnings from option premiums by writing (selling) covered call options on a substantial portion of its portfolio securities. The extent of option writing activity will depend upon market conditions and the portfolio manager’s ongoing assessment of the attractiveness of writing call options on the Fund’s stock holdings. In addition to providing income, covered call writing helps to reduce the volatility (and risk profile) of the Fund by providing downside protection.

PERFORMANCE DISCUSSION

Average Annual Total Return through October 31, 2015[1]

	% Return Without Sales Charge					% Return After Sales Charge[5]

				Since	Since				Since	Since
				10/30/09	7/31/12				10/30/09	7/31/12
	1 Year	3 Years	5 Years	Inception	Inception	1 Year	3 Years	5 Years	Inception	Inception

Class A Shares[2]	-0.18	6.87	6.88	6.90	–	-5.96	4.77	5.62	5.85	–

Class C Shares[4]	-0.83	6.08	–	–	6.52	-1.74	6.08	–	–	6.52

Class Y Shares[6]	0.13	7.14	7.13	7.14	–	–	–	–	–	–

Class R6 Shares[7]	0.23	7.29	–	–	7.70	–	–	–	–	–

S&P 500® Index	5.20	16.20	14.33	14.33	15.90	–	–	–	–	–

CBOE S&P 500
BuyWrite Index	6.47	7.43	7.95	7.95	7.18	–	–	–	–	–

See accompanying Notes to Management’s Discussion of Fund Performance.

Madison Covered Call & Equity Income Fund (Class Y) returned 0.13% for the one-year period, lagging the broad market as measured by the S&P 500® Index which advanced 5.20% during the year. The Fund lagged the passive strategy of its covered call benchmark, the CBOE S&P 500 Buy/Write Index (BXM), which returned 6.47% over the twelve months. The Fund outperformed its Morningstar Long/Short Equity category peer group, which returned -0.14%. Given the length of the bull market and deteriorating company fundamentals, the Fund has been consistently more hedged than the BXM Index. As a result, the Fund underperformed the benchmark as the market rose for much of the year, but outperformed during the market decline in August. The largest relative performance impact occurred in July as markets aggressively rallied following the perceived Greek bankruptcy resolution. The BXM Index, being essentially unhedged at the time, rallied in lock-step with the markets while the Fund remained more conservatively positioned. Stock selection within the Fund was quite strong relative to the overall market, led by companies involved in takeover activity including Cameron International, Altera and Catamaran. Additionally, strong performers such as Amazon, Lululemon, Progressive, Google (now Alphabet) and Microsoft were additive to performance. Somewhat offsetting these were underperformers such as CBS, Discovery Communications, Jacobs Engineering and Qualcomm. The Fund’s sector position was slightly additive as minimal exposure to the underperforming Utilities and Materials sectors was offset by underweighting in the strong Health Care sector. The most significant drag on this year’s performance came from the Fund’s normal conservative positioning through the use of covered call options and also through the use of put protection (which only added value in the short-lived August decline). The Fund continues to maintain a conservative posture.

SECTOR ALLOCATION AS A PERCENTAGE OF TOTAL INVESTMENTS AS OF 10/31/15

		S&P 500®			S&P 500®
	Fund	Index		Fund	Index
Consumer Discretionary	9.2%	13.1%	Telecommunication Services	2.4%	2.4%
Consumer Staples	6.6%	9.7%	Utilities	–	2.9%
Energy	8.6%	7.1%	Exchange-Traded Funds	9.2%	–
Financials	8.6%	16.2%	Put Options Purchased	0.2%	_
Health Care	13.4%	14.6%	U.S. Government and Agency Obligations	6.5%	–
Industrials	11.1%	10.2%	Short-Term Investments	9.9%	–
Information Technology	14.3%	20.8%
Materials	–	3.0%

TOP TEN HOLDINGS AS A PERCENTAGE OF NET ASSETS AS OF 10/31/15

Apple Inc.	3.3%
SPDR Gold Shares	3.1%
Powershares QQQ Trust Series 1	3.1%
SPDR S&P 500 ETF Trust	3.1%
United Technologies Corp.	3.0%
Verizon Communications Inc.	2.5%
T. Rowe Price Group Inc.	2.5%
Occidental Petroleum Corp.	2.4%
Biogen Inc.	2.4%
Microsoft Corp.	2.3%

MADISON DIVIDEND INCOME FUND

INVESTMENT STRATEGY HIGHLIGHTS

The Madison Dividend Income Fund invests in equity securities of companies with a market capitalization of over $1 billion and a history of paying dividends, with the ability to increase dividends over time. Under normal market conditions, at least 80% of the Fund’s net assets will be invested in dividend paying equity securities. The Fund typically owns 40-55 securities which are chosen for having a current yield exceeding the S&P 500’s average yield, strong fundamentals including an attractive balance sheet and reasonable valuations at the time of purchase. A key attraction for management is a company with a history of increasing dividend payments and a business model that supports the possibility of continuing these increases in the future.

PERFORMANCE DISCUSSION

11

Madison Funds | Management’s Discussion of Fund Performance - Madison Dividend Income Fund - continued | October 31, 2015

Average Annual Total Return through October 31, 2015[1]

	% Return Without Sales Charge

	1 Year	3 Years	5 Years	10 Years

Class Y Shares[6]	1.76	12.62	10.56	7.13

S&P 500® Index	5.20	16.20	14.33	7.85

See accompanying Notes to Management’s Discussion of Fund Performance.

Madison Dividend Income Fund (Class Y) returned 1.76% for the annual period, trailing its benchmark S&P 500® Index, which advanced 5.20%. The Fund outperformed its Morningstar Large Value category peer group, which returned 0.37% over the same period. Relative to the S&P 500 Index, sector allocation and stock selection were both negatives for performance. In terms of sectors, underweight positions in the Consumer Discretionary and Technology sectors detracted from performance. Stock selection results were positive in the Industrial, Financial, and Energy sectors, while Consumer Staples, Health Care and Consumer Discretionary stocks negatively impacted the portfolio. Within Industrials, aerospace manufacturer Boeing (BA) contributed nicely to results as it benefited from strength in the aerospace cycle. In Financials, property and casualty insurer Travelers (TRV) was additive to returns as it continued to grow book value, while Technology consulting firm Accenture (ACN) was the best performing stock in the portfolio due to a strong earnings report and outlook. On the negative side, Consumer Staples holdings Procter & Gamble (PG) and Walmart (WMT) were notable underperformers as sales fell short of expectations. In Health Care, pharmaceutical firm Johnson & Johnson (JNJ) and medical device maker Baxter (BAX) trailed the index. In general, there was wide performance discrepancy between high dividend paying stocks and non-dividend paying stocks in the period. The stocks with the highest dividend yields tended to perform the worst, while those stocks that didn’t pay dividends generally performed much better.

SECTOR ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 10/31/15

		S&P 500®
	Fund	Index
Consumer Discretionary	9.1%	13.1%
Consumer Staples	17.3%	9.7%
Energy	8.2%	7.1%
Financials	14.3%	16.2%
Health Care	13.2%	14.6%
Industrials	15.0%	10.2%
Information Technology	12.9%	20.8%
Materials	1.9%	3.0%
Telecommunication Services	3.1%	2.4%
Utilities	2.3%	2.9%
Short-Term Investments and Other Net Assets and Liabilities	2.7%	–

TOP TEN HOLDINGS AS A PERCENTAGE OF NET ASSETS AS OF 10/31/15

McDonald’s Corp.	4.5%
Travelers Cos. Inc./The	4.4%
Pfizer Inc.	3.8%
Accenture PLC, Class A	3.6%
General Electric Co.	3.5%
Procter & Gamble Co./The	3.4%
Boeing Co./The	3.4%
Johnson & Johnson	3.4%
Microsoft Corp.	3.2%
United Parcel Service Inc., Class B	3.1%

MADISON LARGE CAP VALUE FUND

INVESTMENT STRATEGY HIGHLIGHTS

The Madison Large Cap Value Fund will, under normal market conditions, invest primarily in large cap stocks. The Fund follows a “value” approach, meaning the portfolio managers seek to invest in stocks at prices below their perceived intrinsic value as estimated based on fundamental analysis of the issuing company and its prospects. By investing in value stocks, the Fund attempts to limit the downside risk over time but may also produce smaller gains than other stock funds if their intrinsic values are not realized by the market or if growth-oriented investments are favored by investors. The Fund will diversify its holdings among various industries and among companies within those industries. The Fund typically sells a stock when the fundamental expectations for buying it no longer apply, the price exceeds its intrinsic value or other stocks appear more attractively priced relative to their intrinsic values.

PERFORMANCE DISCUSSION

Average Annual Total Return through October 31, 2015[1]

	% Return Without Sales Charge					% Return After Sales Charge[5]

					Since
					6/30/06
	1 Year	3 Years	5 Years	10 Years	Inception	1 Year	3 Years	5 Years	10 Years

Class A Shares[2]	-0.80	11.63	11.90	5.10	–	-6.50	9.46	10.57	4.47

Class B Shares[3]	-1.49	10.82	11.07	4.47	–	-5.32	9.86	10.80	4.47

Class Y Shares[6]	-0.51	11.91	12.17	–	4.87	–	–	–	–

Russell 1000® Value
Index	0.53	14.52	13.26	6.75	6.09	NA	NA	NA	NA

See accompanying Notes to Management’s Discussion of Fund Performance.

Madison Large Cap Value Fund (Class Y) returned -0.51% for the twelve-month period, trailing its benchmark, the Russell 1000 Value® Index, which advanced 0.53%. The Fund’s Morningstar Large Value category peer group returned 0.37% for the same period. Relative to the index, sector allocation was modestly negative and accounted for all of the performance difference between the Fund and the Index. An overweight position in the Consumer Staples sector detracted from the Fund’s results, as did an underweight position in the Technology sector. Stock selection results were positive in the Industrials, Financials, Consumer Staples and Energy sectors, while Technology, Consumer Discretionary, and Health Care stocks negatively impacted the portfolio. Within Industrials, aerospace companies Boeing (BA) and Rockwell Collins (COL) contributed nicely to results as both stocks benefited from an aerospace upcycle. In Financials, specialty insurance company Markel (MKL) was the best performing stock in the portfolio, and strong performance came from another specialty insurance firm, Arch Capital Group (ACGL). On the negative side, two Consumer Discretionary holdings were notable underperformers. Media conglomerate Twenty-First Century Fox (FOXA) was the biggest Fund detractor. Time Warner (TWX) was another media stock with negative returns. Both stocks are facing headwinds from lower pay TV subscribers in the U.S. along with weak advertising revenues. Within Technology, software maker Microsoft, router and switches provider Cisco Systems (CSCO) and data storage company EMC Corp. (EMC) all lagged behind the index. The Fund continues to hold CSCO and MSFT but sold out of FOXA, TWX and EMC during the period.

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Madison Funds | Management’s Discussion of Fund Performance - Madison Large Cap Value Fund - continued | October 31, 2015

SECTOR ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 10/31/15

		Russell
		1000® Value
	Fund	Index
Consumer Discretionary	4.5%	5.4%
Consumer Staples	13.2%	6.7%
Energy	7.9%	13.2%
Financials	27.4%	29.7%
Health Care	7.2%	11.6%
Industrials	15.9%	10.3%
Information Technology	7.5%	11.5%
Materials	–	2.9%
Telecommunication Services	3.5%	2.5%
Utilities	2.6%	6.2%
Short-Term Investments and Other Net Assets and Liabilities	10.3%	–

TOP TEN HOLDINGS AS A PERCENTAGE OF NET ASSETS AS OF 10/31/15

American International Group Inc.	5.0%
General Electric Co.	4.9%
Wells Fargo & Co.	4.6%
McDonald’s Corp.	4.6%
Pfizer Inc.	4.5%
JM Smucker Co./The	4.2%
Markel Corp.	4.1%
Republic Services Inc.	3.6%
T-Mobile U.S. Inc.	3.5%
Exxon Mobil Corp.	3.5%

MADISON INVESTORS FUND

INVESTMENT STRATEGY HIGHLIGHTS

The Madison Investors Fund invests primarily in the common stocks of established, high-quality growth companies. The Fund typically owns 25-40 securities which are selected using our long-held investment discipline of seeking the highest-quality, proven companies and purchasing them when valuations appear advantageous. A rigorous three-step process is followed when evaluating companies. The business model, the management team and the valuation of each potential investment are considered. Management strives to purchase securities trading at a discount to their intrinsic value as determined by discounted cash flows. Management corroborates this valuation work with additional valuation methodologies. The Fund typically sells a stock when the valuation target the portfolio managers have set for the stock has been achieved, the fundamental business prospects for the company have materially changed, or the portfolio managers find a more attractive alternative.

PERFORMANCE DISCUSSION

Average Annual Total Return through October 31, 2015[1]

	% Return Without Sales Charge					% Return After Sales Charge[5]

					Since					Since
					9/23/13					9/23/13
	1 Year	3 Years	5 Years	10 Years	Inception	1 Year	3 Years	5 Years	10 Years	Inception

Class A Shares[2]	4.78	–	–	–	10.01	-1.26	–	–	–	6.97

Class Y Shares[6]	5.07	14.39	12.08	6.81	–	–	–	–	–	–

Class R6 Shares[7]	5.25	–	–	–	10.54	–	–	–	–	–

S&P 500® Index	5.20	16.20	14.33	7.85	26.95	NA	NA	NA	NA	NA

See accompanying Notes to Management’s Discussion of Fund Performance.

The Madison Investors Fund (Class Y) returned 5.07% for the year ending 10/31/2015. The S&P 500® Index advanced 5.20% for the same period. The Fund’s performance during the fiscal year lagged its Morningstar Large Growth peer group, which averaged 6.59%. The S&P 500 Index’s performance was driven by the Consumer Discretionary sector, which returned over 20% in total, and the Information Technology sector, which returned 11%. These sectors were offset by weak performance from the Energy sector, which was down over 19%. The Madison Investors Fund’s performance was supported by its underweight in the Energy sector and strong returns from the stocks of Progressive Corporation, Markel Corporation, Accenture Plc and Alphabet Inc. Progressive benefited from strong underwriting results as U.S. consumers increased their miles driven over the past year. Likewise, insurance holding Markel benefited from strong underwriting results and appreciation in its investment portfolio. Information technology consultant Accenture saw strong results from an increase in global information technology spending by corporate customers and strong competitive positioning. Alphabet Inc. benefited from strong advertising results at search engine Google. The Fund’s three most detractive stocks included Discovery Communications, PACCAR Inc. and Jacobs Engineering Group. Discovery Communications is a media content company, and the media industry witnessed some diminution in the number of pay TV subscribers over the past year at the same time that TV ratings were also weak. The weak ratings reduced advertising revenue growth, causing stocks in the industry to decline over the last twelve months. PACCAR and Jacobs Engineering shares were pressured by weak global growth that caused investors to sell stocks with heavy industrial exposure.

SECTOR ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 10/31/15

		S&P 500®
	Fund	Index
Consumer Discretionary	15.1%	13.1%
Consumer Staples	14.8%	9.7%
Energy	1.4%	7.1%
Financials	21.3%	16.2%
Health Care	9.9%	14.6%
Industrials	14.3%	10.2%
Information Technology	16.5%	20.8%
Materials	–	3.0%
Telecommunication Services	–	2.4%
Utilities	–	2.9%
Short-Term Investments and Other Net Assets and Liabilities	6.7%	–

TOP TEN HOLDINGS AS A PERCENTAGE OF NET ASSETS AS OF 10/31/15

Diageo PLC	5.2%
Johnson & Johnson	4.5%
Accenture PLC, Class A	4.3%
Discovery Communications Inc., Class C	4.2%
Progressive Corp./The	4.0%
Alphabet Inc., Class C	3.8%
Berkshire Hathaway Inc., Class B	3.8%
American Tower Corp.	3.7%
JM Smucker Co./The	3.7%
TJX Cos. Inc./The	3.7%

13

Madison Funds | Management’s Discussion of Fund Performance - continued | October 31, 2015

MADISON LARGE CAP GROWTH FUND

INVESTMENT STRATEGY HIGHLIGHTS

The Madison Large Cap Growth Fund invests primarily in common stocks of larger companies and will, under normal market conditions, maintain at least 80% of its net assets in large cap stocks. Stocks selected for the Fund will represent primarily well-established companies that have a demonstrated pattern of consistent growth. To a lesser extent, the Fund may invest in less-established companies that may offer more rapid growth potential. The Fund has an active trading strategy which will lead to higher portfolio turnover than a more passively-managed fund.

PERFORMANCE DISCUSSION

Average Annual Total Return through October 31, 2015[1]

	% Return Without Sales Charge					% Return After Sales Charge[5]

	1 Year	3 Years	5 Years	10 Years	Since 6/30/06 Inception	1 Year	3 Years	5 Years	10 Years

Class A Shares[2]	5.65	14. 55	11. 21	6.65	–	-0.41	12.31	9.90	6.02

Class B Shares[3]	4.85	13.67	10.39	6.01	–	0.53	12.76	10.12	6.01

Class Y Shares[6]	5.88	14.82	11.49	–	7.36	–	–	–	–

Russell 1000®Growth Index	9.18	17.94	15.30	9.09	9.42	NA	NA	NA	NA

See accompanying Notes to Management’s Discussion of Fund Performance.

The Madison Large Cap Growth Fund (Class Y) returned 5.88% for the annual period. This compares to 6.59% for the Morningstar Large Growth peer group and 9.18% for the Russell 1000 Growth® Index (RLG). Narrow market leadership has made it difficult for investors to keep pace with the Index over the last year as strong performance by a few large companies has masked the underlying weakness in the rest of the market. For example, just three companies combined to produce 32% of the RLG’s total return, while the top ten accounted for nearly 60%. One reason for this narrowness is that value holdings were relatively shunned, while high growth companies were favored. This led to a wide discrepancy in sector performance as well, with four sectors producing negative returns over the past year, while just three sectors - Consumer Discretionary, Consumer Staples and Information Technology – managed to beat the 9.18% return of the RLG. Our focus on high quality growth companies, trading at reasonable valuations, proved to be a headwind in a market environment that favored “growth at any price.”

During the past year, the Madison Large Cap Growth Fund’s performance was supported by our overweight to the Consumer Discretionary sector as well as strong results from Accenture Plc, Alphabet Inc. and Starbucks Corp. Information technology consultant Accenture saw strong results from an increase in global information technology spending by corporate customers and strong competitive positioning. Alphabet Inc. benefited from strong advertising results at search engine Google. Our overweight in Energy was a drag on performance, as was QUALCOMM Inc. and media holdings Discovery Communications and CBS Corp. Media companies were hurt by changing TV viewership habits which negatively impacted advertising revenues, and content viewership appears to be moving to other non-TV devices at an increasing rate. Chip maker QUALCOMM has been negatively impacted by business trends in China, including their difficulty in collecting royalty payments in that country.

SECTOR ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 10/31/15

	Fund	Russell 1000® Growth Index
Consumer Discretionary	20.2%	21.5%
Consumer Staples	8.6%	11.0%
Energy	1.7%	0.7%
Financials	3.9%	5.6%
Health Care	20.9%	16.4%
Industrials	9.2%	11.0%
Information Technology†	29.6%	28.0%
Materials	–	3.6%
Telecommunication Services	1.0%	2.1%
Utilities	–	0.1%
Short-Term Investments and Other Net Assets and Liabilities	4.9%	–

†Information Technology includes securities in the following industries: Communications Equipment; Computers & Peripherals; Electronic Equipment, Instruments & Components; Internet Software & Services; IT Services; Semiconductors & Semiconductor Equipment; and Software.

TOP TEN HOLDINGS AS A PERCENTAGE OF NET ASSETS AS OF 10/31/15

Alphabet Inc., Class C	5.2%
Apple Inc.	5.0%
Microsoft Corp.	4.7%
Oracle Corp.	3.5%
Gilead Sciences Inc.	3.0%
McDonald’s Corp.	2.8%
Amgen Inc.	2.5%
Accenture PLC, Class A	2.4%
United Parcel Service Inc., Class B	2.2%
Visa Inc., Class A	2.2%

MADISON MID CAP FUND

INVESTMENT STRATEGY HIGHLIGHTS

The Madison Mid Cap Fund invests generally in common stocks, securities convertible into common stocks and related equity securities of midsize companies and will, under normal market conditions, maintain at least 80% of its net assets in such mid-cap securities. The Fund seeks attractive long-term returns through bottom-up security selection based on fundamental analysis in a diversified portfolio of high-quality growth companies with attractive valuations. These will typically be industry leading companies in niches with strong growth prospects. The Fund’s portfolio managers believe in selecting stocks for the Fund that show steady, sustainable growth and reasonable valuation. As a result, stocks of issuers that are believed to have a blend of both value and growth potential will be selected for investment. Stocks are generally sold when target prices are reached, company fundamentals deteriorate or more attractive stocks are identified.

PERFORMANCE DISCUSSION

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Madison Funds | Management’s Discussion of Fund Performance - Madison Mid Cap Fund - continued | October 31, 2015

Average Annual Total Return through October 31, 2015[1]
	% Return Without Sales Charge						% Return After Sales Charge[5]

	1 Year	3 Years	5 Years	10 Years	Since 2/29/12 Inception	Since 4/19/13 Inception	1 Year	Since 4/19/13 Inception

Class A Shares[2]	5.80	–	–	–	–	11.55	-0.31	8.99

Class B Shares[3]	5.06	–	–	–	–	10.74	1.24	9.59

Class Y Shares[6]	6.13	13. 87	13. 53	8.02	–	–	–	–

Class R6 Shares[7]	6.55	0.14	–	–	12.99	–	–	–

Russell Midcap® Index	2.77	16. 61	13. 91	8.85	14.06	13.91	NA	NA

See accompanying Notes to Management’s Discussion of Fund Performance.

The Madison Mid Cap Fund (Class Y) returned 6.13% for the annual period, ahead of its benchmark Russell MidCap® Index return of 2.77%. The Fund outperformed its peer group, the Morningstar Mid-Cap Growth category, which returned 3.00% for the same period. Individual stock-picking accounted for the majority of the outperformance, while sector allocation was mildly favorable. The biggest positive individual contributors to returns were CDW, Markel, and Advance Auto Parts. The biggest negative contributors were Colfax, Discovery Communications, and Generac. Within the Russell MidCap® Index, Health Care led the way once again as the top performing sector. We were slightly underweighted in the sector, but two of our Health Care holdings received buyout offers, boosting the sector’s contribution to the Fund. Energy was by far the worst performing sector in the Russell MidCap® Index. We couldn’t avoid the entire downdraft, but materially outperformed in this sector due to our focus on companies with solid balance sheets and secular growth profiles. Aside from the two buyout offers in the Health Care sector, the Fund had one other holding receive an acquisition offer: Precision Castparts, a new investment made during the year, agreed to be purchased by Berkshire Hathaway. Historically, our style of investing has not lent itself to a lot of buyouts, so this may be an indication of the general level of merger and acquisition activity in the capital markets.

SECTOR ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 10/31/15

	Fund	Russell Midcap® Index
Consumer Discretionary†	26.0%	16.8%
Consumer Staples	1.1%	5.9%
Energy	4.5%	4.8%
Financials±	27.9%	22.7%
Health Care	6.1%	9.3%
Industrials	14.5%	12.8%
Information Technology	9.5%	14.6%
Materials	3.4%	5.9%
Telecommunication Services	–	1.1%
Utilities	–	6.1%
Short-Term Investments and Other Net Assets and Liabilities	7.0%	–

†Consumer Discretionary includes securities in the Media and Specialty Retail Industries.
±Financials includes securities in the following industries: Commercial Banks; Insurance: Real Estate Investment Trusts and Real Estate Management & Development.

TOP TEN HOLDINGS AS A PERCENTAGE OF NET ASSETS AS OF 10/31/15

Markel Corp.	6.5%
Ross Stores Inc.	5.1%
Brown & Brown Inc.	5.0%
Brookfield Asset Management Inc., Class A	4.4%
CDW Corp.	4.4%
Expeditors International of Washington Inc.	3.9%
Copart Inc.	3.9%
Sally Beauty Holdings Inc.	3.7%
Crown Holdings Inc.	3.4%
Laboratory Corp. of America Holdings	3.3%

MADISON SMALL CAP FUND

INVESTMENT STRATEGY HIGHLIGHTS

The Madison Small Cap Fund invests primarily in a diversified mix of common stocks of small cap U.S. companies that are believed to be undervalued by various measures and offer sound prospects for capital appreciation. Under normal market conditions, the Fund will maintain at least 80% of its net assets in such small cap securities. The portfolio managers employ a value-oriented investment approach in selecting stocks, using proprietary fundamental research to identify securities of companies they believe have attractive valuations. The portfolio managers focus on companies with a record of above average rates of profitability that sell at a discount relative to the overall small cap market. Through fundamental research, the portfolio managers seek to identify those companies which possess one or more of the following characteristics: sustainable competitive advantages within a market niche; strong profitability and free cash flows; strong market share positions and trends; quality of and share ownership by management; and financial structures that are more conservative than the relevant industry average.

PERFORMANCE DISCUSSION

Average Annual Total Return through October 31, 2015[1]

	% Return Without Sales Charge						% Return After Sales Charge[5]

	1 Year	3 Years	5 Years	10 Years	Since 12/27/06 Inception	Since 1/9/07 Inception	1 Year	3 Years	5 Years	10 Years	Since 12/27/06 Inception

Class A Shares[2]	3.90	13.68	12.64	–	7.18	–	-2.09	11.46	11.30	–	6.47

Class B Shares[3]	3.10	12.85	11.78	–	6.51	–	-1.29	11.93	11.52	–	6.51

Class Y Shares[6]	4.16	13.97	12.90	–	7.70		–	–	–	–	–

Russell 2000® Index	0.34	13.90	12.06	7.47	5.77	6.09	–	–	–	–	–

Russell 2000® Value Index	-2.88	11.65	10.53	6.19	3.98	4.30	NA	–	–	–	NA

See accompanying Notes to Management’s Discussion of Fund Performance.

The Madison Small Cap Fund (Class Y) returned 4.16% for the twelve-month period, beating the returns of both the Russell 2000® Index (0.34%) and the Russell 2000 Value® Index (-2.88%). The Fund also outperformed its Morningstar Small Cap Blend category peer group, which returned -0.45% over the period. Security selection was the source of relative outperformance during the period as strong selection in the Energy, Health Care and Consumer Staples sectors offset weak stock selection within Information Technology. Sector allocation, a residual of the bottom-up stock selection process, detracted from relative results during the period, driven by overweights to the Energy and Industrials and underweights to the Information Technology and Financial sectors. A frictional cash balance was also a drag on performance during this period of positive absolute returns.

The Fund’s top contributors to relative returns during the period included developer and distributor of branded consumer products in personal care and housewares, Helen of Troy; consumer packaged goods company focused on branded and private label cereals, nutrition, and snack products, Post Holdings; and ICU Medical, a manufacturer of consumable medical products. The Fund’s top detractors from

15

Madison Funds | Management’s Discussion of Fund Performance - Madison Small Cap Fund - continued | October 31, 2015

relative performance during the period included Koppers, a global coal tar distiller and producer of carbon compounds and treated wood products; GATX, a leasing provider specializing in transportation equipment; and Stage Stores, a regional department store operator.

The Fund’s investment approach emphasizes individual stock selection; sector weights are a residual of our bottom-up investment process. The manager does, however, carefully consider diversification across economic sectors to limit risk. Based on bottom-up stock decisions, overweight exposure to the Industrials, Energy, and Consumer Staples sectors increased during the period, while underweight exposure to the Information Technology, Consumer Discretionary, and Health Care sectors grew. We initiated positions in industrial companies TriMas, Tyman, and Primoris Services, as well as Great Western Bancorp within financials. We eliminated our positions in ICON (Health Care), Maximus (Information Technology), UTI Worldwide (Industrials), Koppers Holdings (Materials), Verint Systems (Information Technology), and Zebra Technologies (Information Technology) during the period. As of the end of the period, the Fund was most overweight the Industrial and Energy sectors relative to the Russell 2000® Index, and most underweight Information Technology and Consumer Discretionary. Based on our two- to three-year time horizon we continue to find opportunities created by the inefficiencies frequently found among small cap companies.

SECTOR ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 10/31/15

	Fund	Russell 2000® Value Index
Consumer Discretionary	7.0%	10.3%
Consumer Staples	5.4%	3.3%
Energy	6.2%	4.9%
Financials	20.8%	43.6%
Health Care	10.8%	4.2%
Industrials†	29.3%	11.6%
Information Technology	8.7%	10.5%
Materials	4.8%	3.3%
Telecommunication Services	–	0.9%
Utilities	3.4%	7.4%
Short-Term Investments and Other Net Assets and Liabilities	3.6%	–

†Industrials includes securities in the following industries: Aerospace & Defense; Building Products; Commercial Services & Supplies; Construction & Engineering; Electrical Equipment; Machinery; Professional Services and Trading Companies & Distributors.

TOP TEN HOLDINGS AS A PERCENTAGE OF NET ASSETS AS OF 10/31/15

Mueller Industries Inc.	2.7%
Webster Financial Corp.	2.5%
Belden Inc.	2.5%
G&K Services Inc.	2.4%
International Bancshares Corp.	2.1%
Cubic Corp.	1.9%
Albany International Corp.	1.9%
Sensient Technologies Corp.	1.9%
Helen of Troy Ltd.	1.9%
STERIS Corp.	1.9%

MADISON NORTHROAD INTERNATIONAL FUND

INVESTMENT STRATEGY HIGHLIGHTS

The Madison NorthRoad International Fund seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its net assets in the stock of foreign companies, with an emphasis on companies with a market capitalization of approximately $3 billion or greater. The Fund expects to have a relatively focused portfolio of between 25-50 holdings.

PERFORMANCE DISCUSSION

Average Annual Total Return through October 31, 2015[1,8]

	% Return Without Sales Charge

	1 Year	3 Years	5 Years	Since 12/31/08 Inception	Since 2/29/12 Inception

Class Y Shares[6]	-2.63	6.01	5.09	9.33	–

Class R6 Shares[7]	-2.25	0.06	–	–	5.38

MSCI EAFE Index (net)	-0.07	8.02			6.41

See accompanying Notes to Management’s Discussion of Fund Performance.

The Madison NorthRoad International Stock Fund (Class Y) returned -2.63% for the twelve-month period, lagging the -0.07% return of its benchmark MSCI EAFE Index (net). The Fund’s Morningstar Foreign Large Blend category peer group returned -1.58% over the same span.

However, the Fund outperformed both the MSCI EAFE Value Index and the MSCI ACWI ex US Index, which declined by 4.2% and 4.7%, respectively. During the year, the hardest hit sectors were those most exposed to a slowdown in emerging market economies, and more broadly the global economy, including the Energy and Materials sectors. Energy stocks fell by more than 20%. As valuations became more attractive, the portfolio increased its exposure to high quality, but cyclically-exposed, businesses. This weighed on performance. However, strong stock selection in both Energy and Materials helped offset the portfolio’s overweightings compared to the MSCI EAFE Index. Examples of where the Fund added capital include Total, a French-based integrated oil company, BHP, an Australian-based metals and mining company, and TE Connectivity, a manufacturer of connectors and sensors. Our valuation discipline also led us to reduce exposure to holdings that had seen their valuation multiples expand significantly prior to the most recent correction. One example was our sale earlier in the year of RELX group, an Anglo-Dutch information solutions provider. Its share price had appreciated sharply and surpassed our fundamental value target, trading at over 20x earnings. We redeployed that capital into lower multiple stocks that offered a better tradeoff between the price we paid and their long-term financial productivity.

GEOGRAPHICAL ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 10/31/15

Europe (excluding United Kingdom)	50.2%
United Kingdom	26.1%
Japan	9.2%
Pacific Basin (excluding Japan)	5.8%
Middle East	1.8%
Latin America	1.7%
Short-Term Investments and Other Net Assets and Liabilities	5.2%

16

Madison Funds | Management’s Discussion of Fund Performance - Madison NorthRoad International Fund - continued | October 31, 2015

TOP TEN HOLDINGS AS A PERCENTAGE OF NET ASSETS AS OF 10/31/15

Diageo PLC	3.7%
SAP SE	2.9%
Total S.A.	2.8%
BG Group PLC	2.8%
Novartis AG	2.7%
Sanofi	2.7%
TE Connectivity Ltd.	2.7%
Mitsubishi UFJ Financial Group Inc.	2.7%
Nestle S.A.	2.5%
Telefonaktiebolaget LM Ericsson	2.5%

MADISON INTERNATIONAL STOCK FUND

INVESTMENT STRATEGY HIGHLIGHTS

The Madison International Stock Fund will invest, under normal market conditions, at least 80% of its net assets in the stock of foreign companies. Typically, a majority of the Fund’s assets are invested in relatively large capitalization stocks of companies located or operating in developed countries. The Fund may also invest up to 30% of its assets in securities of companies whose principal business activities are located in emerging market countries. The portfolio managers typically maintain this segment of the Fund’s portfolio in such stocks which it believes have a low market price relative to their perceived value based on fundamental analysis of the issuing company and its prospects. The Fund may also invest in foreign debt and other income bearing securities at times when it believes that income bearing securities have greater capital appreciation potential than equity securities.

PERFORMANCE DISCUSSION

Average Annual Total Return through October 31, 2015[1]

	% Return Without Sales Charge					% Return After Sales Charge[5]

	1 Year	3 Years	5 Years	10 Years	Since 6/30/06 Inception	1 Year	3 Years	5 Years	10 Years

Class A Shares[2]	0.83	7.86	5.86	4.86	–	-5.00	5.75	4.61	4.24

Class B Shares[3]	0.06	7.06	5.06	4.23	–	-4.37	6.03	4.73	4.23

Class Y Shares[6]	1.09	8.12	6.12	–	3.78	–	–	–	–

MSCI EAFE Index (net)	-0.07	8.02	4.81	4.05	2.51	NA	NA	NA	NA

See accompanying Notes to Management’s Discussion of Fund Performance.

The Madison International Stock Fund (Class Y) returned 1.09% for the twelve-month period, beating the -0.07% return of its benchmark MSCI EAFE Index (net). The Fund also outperformed the Morningstar Foreign Large Blend category peer group’s return of -1.58% over the same span.

Stock selection in the Financial sector was additive to relative returns, as shares of Japanese real estate construction company Daiwa House rose in a negative market on better-than-expected results, while British credit card company Provident Financial offered a strong outlook, highlighting a rise and improvement in credit quality amid a stronger UK economy. In the Industrials sector, the continued European economic recovery and lower oil prices were favorable for both domestic and international air travel, which benefited British airline International Consolidated and Ireland’s discount airline Ryanair.

In contrast, stock selection in Telecom Services detracted from relative returns as shares of Japanese conglomerate SoftBank fell on concerns about slowing growth at its Chinese e-commerce holding, Alibaba. The stock recovered somewhat in the most recent month as Alibaba reported encouraging results. Also in the sector, a holding in Turkcell hurt returns, exacerbated by a weak Turkish lira and political uncertainty despite strong company fundamentals. Additionally, the portfolio suffered from exposure to emerging markets, as holdings in Brazil such as BB Seguridade and Estacio were hurt by adverse economic conditions and by the decline in the real. In Greece, shares of Piraeus Bank and Hellenic Telecom declined due to the uncertainty of the country leaving the euro. The positions in Piraeus Bank and Hellenic Telecom were sold prior to the implementation of capital controls that closed the banking system for three weeks.

During the prior 12 months, interesting stock-specific opportunities led to changes in our exposures. In the Financial sector, the portfolio’s underweight exposure was neutralized following the purchases of Aon (UK), Azimut (Italy), BB Seguridade (Brazil), Credit Suisse (Switzerland), KBC (Belgium), and National Bank of Canada, even as positions in AEON Financial (Japan), GAM (Switzerland), and Piraeus Bank (Greece) were sold. Purchases of Iliad (France), KPN (Netherlands), Telenor (Norway), and Turkcell (Turkey), increased the portfolio’s overweight exposure to the Telecom Services sector, despite a sale of Rogers Communications (Canada). Within the Energy sector, despite the overall exposure to the sector decreasing, the portfolio went from slightly underweight to slightly overweight as we initiated positions in BG (UK), Encana (Canada), and Total (France), and exited positions in Eni (Italy) and Petroleum Geo-Services (Norway). In the Industrials sector, sales of Airbus (France), Daikin (Japan), and Rolls-Royce (UK), resulted in an overweight exposure becoming an underweight exposure despite new purchases in Vinci (France) and Wolseley (UK). An overweight exposure to the Consumer Discretionary sector narrowed on sales of Asics (Japan), BMW (Germany), Estacio (Brazil), Mediaset Espana (Spain), Swatch (Switzerland), Taylor Wimpey (UK), and William Hill (UK), which were only slightly offset by purchases of ABC Mart (Japan), Isuzu (Japan), Sony (Japan), and Wolters Kluwer (Netherlands). In the Health Care sector, the portfolio’s overweight exposure declined on the sale of Sanofi (France), while the underweight exposure in Information Technology was largely unchanged, despite a sale of NXP Semiconductors (Netherlands) as the stock approached its fair value within a relatively short timeframe. Elsewhere, the underweight to Materials persists, as a purchase of BHP (UK) was offset by sales of Anglo American (UK) and Glencore (UK). In the Consumer Discretionary sector, relative exposure remained slightly underweight. On a regional basis, an overweight to the United Kingdom decreased, while the underweight to Continental Europe lessened. Meanwhile, exposure to Japan and emerging markets decreased during the period.

GEOGRAPHICAL ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 10/31/15

Europe (excluding United Kingdom)	42.8%
United Kingdom	21.4%
Japan	19.0%
Emerging Markets	4.8%
Canada	2.9%
Middle East	2.1%
Pacific Basin (excluding Japan)	2.1%
Short-Term Investments and Other Net Assets and Liabilities	4.9%

17

Madison Funds | Management’s Discussion of Fund Performance - Madison International Stock Fund - continued | October 31, 2015

TOP TEN HOLDINGS AS A PERCENTAGE OF NET ASSETS AS OF 10/31/15

Novartis AG	4.4%
Anheuser-Busch InBev N.V.	3.0%
Daiwa House Industry Co. Ltd.	2.9%
Prudential PLC	2.9%
Bayer AG	2.8%
British American Tobacco PLC	2.8%
Sumitomo Mitsui Financial Group Inc.	2.3%
Shire PLC	2.3%
Don Quijote Holdings Co. Ltd.	2.2%
Teva Pharmaceutical Industries Ltd.	2.1%

MADISON HANSBERGER INTERNATIONAL GROWTH FUND

INVESTMENT STRATEGY HIGHLIGHTS

The Hansberger International Growth Fund seeks to achieve its investment objective by investing at least 80% of total assets in the equity securities (including common stock, preferred stock and convertible securities) of companies organized or located outside of the U.S. Even though these companies are based outside of the U.S., their securities may be traded on U.S. securities markets. The Fund will invest in at least three different countries and generally expects to be invested in more than three countries, including countries considered to be emerging market countries. The Fund anticipates that it will invest primarily in common stock, though the balance of its equity holdings may vary.

PERFORMANCE DISCUSSION

Average Annual Total Return through October 31, 2015[1]

	% Return Without Sales Charge

	1 Year	3 Years	5 Years	10 Years	Since 9/13/05 Inception

Class Y Shares[6,9]	1.27	5.62	2.58	3.51	3.18

Class I Shares[8]	1.41	5.83	2.79	3.73	–

MSCI ACWI ex-USA (net)	-4.68	4.69	2.60	4.16	3.96

See accompanying Notes to Management’s Discussion of Fund Performance.

The Madison Hansberger International Growth Fund (Class Y) returned 1.27% for the twelve-month period, beating the -4.68% return of its benchmark MSCI ACWI ex USA Index (net). The Fund also outperformed its Morningstar Foreign Large Growth category peer group which returned 0.96% over the same timeframe. The Fund was structured to target exposure to companies that, on average, tend to be more profitable and which are capable of growing their earnings at a faster rate over the long-term. These types of companies typically reinvest in their own business opportunities rather than pay out high dividends. Geographically, Europe is the Fund’s largest regional weight and was the second largest contributor to performance as companies such as Carnival, NICE Systems, Fresenius and Kingspan all posted positive returns. The Fund’s holdings in emerging markets were the largest contributor to outperformance versus the Index with Ping An Insurance, LG Household & Health and Dr. Reddy’s Laboratories all posting strong returns during the period. Eight out of ten sectors contributed positively to performance led by the Financial, Consumer Discretionary and Information Technology sectors. The Materials and Telecommunication Services sectors were the only detractors from performance during the period.

GEOGRAPHICAL ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 10/31/15

Europe (excluding United Kingdom)	37.2%
Japan	20.8%
Emerging Markets	20.1%
United Kingdom	14.6%
Pacific Basin (excluding Japan)	10.4%
Canada	5.7%
Latin America	3.2%
Short-Term Investments and Other Net Assets and Liabilities*	-12.0%

*Primarily represents a large shareholder redemption October 31. Trades processed November 1 after fiscal year end to raise cash.

TOP TEN HOLDINGS AS A PERCENTAGE OF NET ASSETS AS OF 10/31/15

Tencent Holdings Ltd.	4.1%
Toyota Motor Corp.	4.0%
Nidec Corp.	3.7%
Keyence Corp.	3.0%
SoftBank Group Corp.	2.9%
Nomura Holdings Inc.	2.9%
AIA Group Ltd.	2.8%
Alibaba Group Holding Ltd.	2.8%
Ping An Insurance Group Co. of China Ltd.	2.8%
LG Household & Health Care Ltd.	2.6%

TARGET RETIREMENT DATE FUNDS

PERFORMANCE SUMMARY

The Madison Target Retirement 2020, 2030, 2040 and 2050 Funds’ strong performance for the year was enhanced by our very consistent and deliberate approach to comprehensive risk management. For example, as the year progressed, we became increasingly concerned with stretched equity valuations, slowing global growth and increasingly unpredictable Federal Reserve policy. In addition, growing weakness in the U.S. credit markets (widening risk spreads) and poor market breadth (narrow sector leadership) corroborated our view that the risk/reward climate for stocks was turning increasingly unfavorable. Accordingly, we came to view these factors as actionable catalysts, prompting our shift to a decidedly defensive posture by mid-August (2015). This timely reduction in risk exposures proved beneficial as risk assets were subjected to a historically significant increase in volatility in late August.

18

Madison Funds | Management’s Discussion of Fund Performance - continued | October 31, 2015

MADISON TARGET RETIREMENT 2020 FUND

INVESTMENT STRATEGY HIGHLIGHTS

The Madison Target Retirement 2020 Fund invests primarily in shares of registered investment companies according to an asset allocation strategy developed by the Fund’s investment adviser for investors planning to retire in or within a few years of 2020. Over time, the Fund’s asset allocation will gradually shift until it reaches the more conservative allocation target of approximately 15-30% in stock funds and 70-85% in bond funds. The asset allocation strategy is designed to reduce the volatility of investment returns in the later years while still providing the potential for higher total returns over the target period.

PERFORMANCE DISCUSSION

Average Annual Total Return through October 31, 2015[1]

	% Return Without Sales Charge

	1 Year	3 Years	5 Years	Since 10/1/07 Inception	Since 8/29/14 Inception

Class R6 Shares Actual[7]	2.61	–	–	–	2.22

Class R6 Shares Hypothetical[10]	–	6.85	6.61	2.32	–

S&P Target Date® To 2020 Index	1.33	6.57	6.24	3.60	0.78

Dow Jones Global Target 2020 Index	0.40	5.13	5.45	3.65	-0.94

See accompanying Notes to Management’s Discussion of Fund Performance.

The Madison Target Retirement 2020 Fund (Class R6) returned 2.61% for the one-year period, bettering its S&P Target Date® To 2020 benchmark return of 1.33%. The Fund also outperformed its peers as measured by Morningstar’s Target Date 2016-2020 category, which advanced 0.21% for the year.

PORTFOLIO ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 10/31/15

Bond Funds	60.6%
Stock Funds	27.4%
Foreign Stock Funds	7.5%
Alternative Funds	2.5%
Money Market Funds and Other Net Assets	2.0%

TOP TEN HOLDINGS AS A PERCENTAGE OF NET ASSETS AS OF 10/31/15

iShares 3-7 Year Treasury Bond ETF	30.1%
SPDR S&P 500 ETF Trust	13.9%
iShares 7-10 Year Treasury Bond ETF	12.5%
iShares TIPS Bond Fund ETF	6.0%
Metropolitan West High Yield Bond Fund Class I	5.0%
PowerShares Buyback Achievers Portfolio ETF	4.0%
Baird Aggregate Bond Fund Institutional Shares	2.5%
SPDR Gold Shares	2.5%
Metropolitan West Total Return Bond Fund Class I	2.5%
iShares Core S&P Mid-Cap ETF	2.0%

MADISON TARGET RETIREMENT 2030 FUND

INVESTMENT STRATEGY HIGHLIGHTS

The Madison Target Retirement 2030 Fund invests primarily in shares of registered investment companies according to an asset allocation strategy developed by the Fund’s investment adviser for investors planning to retire in or within a few years of 2030. Over time, the Fund’s asset allocation will gradually shift until it reaches the more conservative allocation target of approximately 15-30% in stock funds and 70-85% in bond funds. The asset allocation strategy is designed to reduce the volatility of investment returns in the later years while still providing the potential for higher total returns over the target period.

PERFORMANCE DISCUSSION

Average Annual Total Return through October 31, 2015[1]

	% Return Without Sales Charge

	1 Year	3 Years	5 Years	Since 10/1/07 Inception	Since 8/29/14 Inception

Class R6 Shares Actual[7]	2.76	–	–	–	2.26

Class R6 Shares Hypothetical[11]	–	9.02	8.01	2.63	–

S&P Target Date® To 2030 Index	1.35	8.25	7.43	3.42	0.55

Dow Jones Global Target 2030 Index	0.80	8.23	7.54	3.92	-0.71

See accompanying Notes to Management’s Discussion of Fund Performance.

The Madison Target Retirement 2030 Fund (Class R6) returned 2.76% for the one-year period, bettering its S&P Target Date® To 2030 benchmark return of 1.35%. The Fund also outperformed its peers as measured by Morningstar’s Target Date 2026-2030 category, which advanced 0.30% for the year.

PORTFOLIO ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 10/31/15

Stock Funds	43.8%
Bond Funds	39.1%
Foreign Stock Funds	12.0%
Alternative Funds	3.1%
Money Market Funds and Other Net Assets	2.0%

TOP TEN HOLDINGS AS A PERCENTAGE OF NET ASSETS AS OF 10/31/15

SPDR S&P 500 ETF Trust	23.6%
iShares 3-7 Year Treasury Bond ETF	21.0%
iShares 7-10 Year Treasury Bond ETF	7.5%
PowerShares Buyback Achievers Portfolio ETF	7.1%
iShares TIPS Bond Fund ETF	5.1%
SPDR Gold Shares	3.1%
iShares Core S&P Mid-Cap ETF	3.0%
iShares MSCI EAFE Minimum Volatility ETF	3.0%
WisdomTree Europe Hedged Equity Fund	2.9%
Vanguard Information Technology ETF	2.5%

19

Madison Funds | Management’s Discussion of Fund Performance - continued | October 31, 2015

MADISON TARGET RETIREMENT 2040 FUND

INVESTMENT STRATEGY HIGHLIGHTS

The Madison Target Retirement 2040 Fund invests primarily in shares of registered investment companies according to an asset allocation strategy developed by the Fund’s investment adviser for investors planning to retire in or within a few years of 2040. Over time, the Fund’s asset allocation will gradually shift until it reaches the more conservative allocation target of approximately 15-30% in stock funds and 70-85% in bond funds. The asset allocation strategy is designed to reduce the volatility of investment returns in the later years while still providing the potential for higher total returns over the target period.

PERFORMANCE DISCUSSION

Average Annual Total Return through October 31, 2015[1]

	% Return Without Sales Charge

	1 Year	3 Years	5 Years	Since 10/1/07 Inception	Since 8/29/14 Inception

Class R6 Shares Actual[7]	2.86	–	–	–	2.26

Class R6 Shares Hypothetical[12]	–	10.07	8.70	2.31	–

S&P Target Date® To 2040 Index	1.27	9.56	8.38	3.25	0.24

Dow Jones Global Target 2040 Index	0.54	10.33	8.86	4.20	-1.09

See accompanying Notes to Management’s Discussion of Fund Performance.

The Madison Target Retirement 2040 Fund (Class R6) returned 2.86% for the one-year period, bettering its S&P Target Date® To 2040 benchmark return of 1.27%. The Fund also outperformed its peers as measured by Morningstar’s Target Date 2036-2040 category, which advanced 0.27% for the year.

PORTFOLIO ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 10/31/15

Stock Funds	51.4%
Bond Funds	29.1%
Foreign Stock Funds	14.5%
Alternative Funds	3.0%
Money Market Funds and Other Net Assets	2.0%

TOP TEN HOLDINGS AS A PERCENTAGE OF NET ASSETS AS OF 10/31/15

SPDR S&P 500 ETF Trust	25.9%
iShares 3-7 Year Treasury Bond ETF	15.1%
PowerShares Buyback Achievers Portfolio ETF	8.0%
iShares 7-10 Year Treasury Bond ETF	5.0%
iShares TIPS Bond Fund ETF	4.5%
iShares MSCI EAFE Minimum Volatility ETF	4.0%
WisdomTree Europe Hedged Equity Fund	3.5%
iShares Core S&P Mid-Cap ETF	3.5%
Vanguard Information Technology ETF	3.5%
SPDR Gold Shares	3.0%

MADISON TARGET RETIREMENT 2050 FUND

INVESTMENT STRATEGY HIGHLIGHTS

The Madison Target Retirement 2050 Fund invests primarily in shares of registered investment companies according to an asset allocation strategy developed by the Fund’s investment adviser for investors planning to retire in or within a few years of 2050. Over time, the Fund’s asset allocation will gradually shift until it reaches the more conservative allocation target of approximately 15-30% in stock funds and 70-85% in bond funds. The asset allocation strategy is designed to reduce the volatility of investment returns in the later years while still providing the potential for higher total returns over the target period.

PERFORMANCE DISCUSSION

Average Annual Total Return through October 31, 2015[1]

	% Return Without Sales Charge

	1 Year	3 Years	Since 1/3/11 Inception	Since 8/29/14 Inception

Class R6 Shares Actual[7]	2.87	–	–	2.27

Class R6 Shares Hypothetical[13]	–	11.17	8.68	–

S&P Target Date® To 2050 Index	1.23	10.57	6.66	0.00

Dow Jones Global Target 2050 Index	0.43	10.85	4.38	-1.24

See accompanying Notes to Management’s Discussion of Fund Performance.

The Madison Target Retirement 2050 Fund (Class R6) returned 2.87% for the one-year period, bettering its S&P Target Date® To 2050 benchmark return of 1.23%. The Fund also outperformed its peers as measured by Morningstar’s Target Date 2046-2050 category, which advanced 0.36% for the year.

PORTFOLIO ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 10/31/15

Stock Funds	58.9%
Bond Funds	19.1%
Foreign Stock Funds	17.0%
Alternative Funds	3.0%
Money Market Funds and Other Net Assets	2.0%

TOP TEN HOLDINGS AS A PERCENTAGE OF NET ASSETS AS OF 10/31/15

SPDR S&P 500 ETF Trust	27.9%
iShares 3-7 Year Treasury Bond ETF	9.0%
PowerShares Buyback Achievers Portfolio ETF	8.0%
iShares MSCI EAFE Minimum Volatility ETF	5.0%
Vanguard Information Technology ETF	4.5%
iShares TIPS Bond Fund ETF	4.0%
WisdomTree Europe Hedged Equity Fund	4.0%
iShares Core S&P Mid-Cap ETF	4.0%
Schwab U.S. Dividend Equity ETF	4.0%
SPDR Gold Shares	3.0%

20

Madison Funds | October 31, 2015

Notes to Management’s Discussion of Fund Performance

NA	Not Applicable. Index returns do not reflect sales charges, fees or expenses.
[1]	Fund returns are calculated after fund expenses have been subtracted and assume that dividends and capital gains are reinvested in additional shares of the fund. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate, so an investor’s shares, when redeemed, may be worth more or less than original cost. Further information relating to the fund’s performance is contained in the prospectus and elsewhere in this report. The fund’s past performance is not indicative of future performance. Current performance may be lower or higher than the performance data cited. For fund performance data current to the most recent month-end, please call 1-800-877-6089 or visit www.madisonfunds.com. Indices are unmanaged and investors cannot invest in them directly. Index returns do not reflect fees or expenses.
[2]	Maximum sales charge is 5.75% for class A shares for the Conservative, Moderate and Aggressive Allocation Funds and the Diversified Income, Equity Income, Large Cap Value, Investors, Large Cap Growth, Mid Cap, Small Cap and International Stock Funds. The maximum sales charge is 4.50% for the Core Bond and High Income Fund class A shares.
[3]	Maximum contingent deferred sales charge (CDSC) is 4.50% for class B shares, which is reduced after 12 months and eliminated after six years.
[4]	Maximum contingent deferred sales charge (CDSC) is 1% for class C shares, which is eliminated after one year.
[5]	Assumes maximum applicable sales charge.
[6]	Class Y Shares are only available for purchase by Madison Funds and other affiliated asset allocation funds, in managed account programs, and to certain other investors as described in the current prospectus.
[7]	Class R6 shares are generally only available for purchase by retirement plan investors and certain other institutional investors.
[8]	Prior to June 30, 2011, the NorthRoad International Fund was known as the Madison Mosaic Small/Mid-Cap Fund and had different investment objectives and strategies. Its portfolio holdings were liquidated on June 29, 2011, and the fund began implementing its new investment objectives and strategies thereafter. Because the fund had different objectives and strategies prior to June 30, 2011, comparison to the MSCI EAFE index for period before June 30, 2011 is not provided.
[9]	After market close on July 31, 2014, Madison Asset Management assumed the investment management of the Hansberger International Growth Fund. See Note 1 of the Notes to Financial Statements for further information.
[10]	The performance data presented here are returns calculated using historical performance prior to 8/29/14 from the Class I shares of the Ultra Series Madison Target Retirement 2020 Fund (the “Predecessor Fund”), and therefore are hypothetical. As of 8/29/14, the inception date of the Madison Target Retirement 2020 Fund, the Predecessor Fund exchanged (in kind) substantially all of its portfolio holdings for Class R6 shares of the Madison Target Retirement 2020 Fund. Both the Madison Target Retirement 2020 Fund and Predecessor Fund are managed by the same investment adviser and portfolio managers.
[11]	The performance data presented here are returns calculated using historical performance prior to 8/29/14 from the Class I shares of the Ultra Series Madison Target Retirement 2030 Fund (the “Predecessor Fund”), and therefore are hypothetical. As of 8/29/14, the inception date of the Madison Target Retirement 2030 Fund, the Predecessor Fund exchanged (in kind) substantially all of its portfolio holdings for Class R6 shares of the Madison Target Retirement 2030 Fund. Both the Madison Target Retirement 2030 Fund and Predecessor Fund are managed by the same investment adviser and portfolio managers.
[12]	The performance data presented here are returns calculated using historical performance prior to 8/29/14 from the Class I shares of the Ultra Series Madison Target Retirement 2040 Fund (the “Predecessor Fund”), and therefore are hypothetical. As of 8/29/14, the inception date of the Madison Target Retirement 2040 Fund, the Predecessor Fund exchanged (in kind) substantially all of its portfolio holdings for Class R6 shares of the Madison Target Retirement 2040 Fund. Both the Madison Target Retirement 2040 Fund and Predecessor Fund are managed by the same investment adviser and portfolio managers.
[13]	The performance data presented here are returns calculated using historical performance prior to 8/29/14 from the Class I shares of the Ultra Series Madison Target Retirement 2050 Fund (the “Predecessor Fund”), and therefore are hypothetical. As of 8/29/14, the inception date of the Madison Target Retirement 2050 Fund, the Predecessor Fund exchanged (in kind) substantially all of its portfolio holdings for Class R6 shares of the Madison Target Retirement 2050 Fund. Both the Madison Target Retirement 2050 Fund and Predecessor Fund are managed by the same investment adviser and portfolio managers.

21

Madison Funds | Notes to Management’s Discussion of Fund Performance - continued | October 31, 2015

BENCHMARK DESCRIPTIONS

Allocation Fund Indexes*
The Conservative Allocation Fund Custom Index consists of 28% Russell 3000 Index, 7% MSCI ACWI ex-US Index and 65% Barclays US Aggregate Bond Index. See market index descriptions below.

The Moderate Allocation Fund Custom Index consists of 48% Russell 3000 Index, 12% MSCI ACWI ex-US Index and 40% Barclays US Aggregate Bond Index. See market index descriptions below.

The Aggressive Allocation Fund Custom Index consists of 64% Russell 3000 Index, 16% MSCI ACWI ex-US Index and 20% Barclays US Aggregate Bond Index. In 2014, the Aggressive Allocation Fund Custom Index consisted of 68% Russell 3000 Index, 17% MSCI AWCI ex-USA Index and 15% Barclays U.S. Aggregate Bond Index. See market index descriptions below.

Target Date Fund Indexes
Effective February 28, 2015 the Target Date Fund Indexes were changed from the Dow Jones Global Target Indexes to the S&P Target Date®To Index Series. See below.

Dow Jones Global Target Indexes
•	The Dow Jones Global Target 2020 Index is a benchmark for multi-asset class portfolios with risk profiles that become more conservative as the year 2020 approaches. The index is a composite of other indexes that represent stocks, bonds and cash.

•	The Dow Jones Global Target 2030 Index is a benchmark for multi-asset class portfolios with risk profiles that become more conservative as the year 2030 approaches. The index is a composite of other indexes that represent stocks, bonds and cash.

•	The Dow Jones Global Target 2040 Index is a benchmark for multi-asset class portfolios with risk profiles that become more conservative as the year 2040 approaches. The index is a composite of other indexes that represent stocks, bonds and cash.

•	The Dow Jones Global Target 2050 Index is a benchmark for multi-asset class portfolios with risk profiles that become more conservative as the year 2050 approaches. The index is a composite of other indexes that represent stocks, bonds and cash.

The S&P Target Date® To Index Series
The S&P Target Date® “To” Index Series consists of multi-asset class indices, and corresponds to specific target retirement dates. The series reflects the consensus asset allocation and glide path of a subset of target date funds that generally pursue investment policies characterized by static total equity exposure after retirement and a relatively conservative total equity exposure near retirement. As the overall universe becomes more conservative with the approach of each target date year, so will the index. The asset allocation is based on market observations through an annual survey of “to” target date fund managers, and is categorized by S&P Dow Jones Indices.

•	The S&P Target Date® To 2020 is a benchmark for multi-class asset portfolios that corresponds to the target retirement date 2020.

•	The S&P Target Date® To 2030 is a benchmark for multi-class asset portfolios that corresponds to the target retirement date 2030.

•	The S&P Target Date® To 2040 is a benchmark for multi-class asset portfolios that corresponds to the target retirement date 2040.

•	The S&P Target Date® To 2050 is a benchmark for multi-class asset portfolios that corresponds to the target retirement date 2050.

Hybrid Fund Indexes*
The Custom Blended Index consists of 50% S&P 500® Index and 50% Bank of America Merrill Lynch U.S. Corporate, Government & Mortgage Index. See market index descriptions below.

Market Indexes
The CBOE S&P 500 BuyWrite IndexSM (BXM) is a benchmark index designed to track the performance of a hypothetical buy-write strategy (i.e. holding a long position in and selling covered call options on that position) on the S&P 500® Index.

The Bank of America Merrill Lynch U.S. Corporate, Government & Mortgage Index is a broad-based measure of the total rate of return performance of the U.S. investment-grade bond markets. The index is a capitalization-weighted aggregation of outstanding U.S. treasury, agency and supranational mortgage pass-through, and investment-grade corporate bonds meeting specified selection criteria.

The Bank of America Merrill Lynch U.S. High Yield Master II Constrained Index tracks the performance of below investment grade U.S. dollar denominated corporate bonds publicly issued in the U.S. domestic market, but limits any individual issuer to a maximum weighting of 2%.

The Barclays U.S. Credit Bond Index is an unmanaged, market capitalization weighted index that covers the U.S. dollar denominated fixed-rate, taxable bond market, with maturities of one year or more.

The Barclays U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, mortgage backed-securities, asset-backed securities and corporate securities, with maturities greater than one year.

The Barclays U.S. Intermediate Government Credit Bond Index measures the performance of U.S. dollar denominated U.S. Treasuries, government related and investment grade U.S. corporate securities with maturities between one and 10 years.

The Barclays U.S. Intermediate Government Credit A+ Bond Index measures the performance of U.S. dollar denominated U.S. Treasuries, government related and investment grade U.S. corporate securities with quality ratings of A3/A- or better and maturities between one and 10 years.

The Barclays Municipal Bond Index measures the performance of the U.S. dollar denominated long-term tax exempt bond market.

THE MSCI ACWI ex-U.S. Index is a market-capitalization-weighted index maintained by Morgan Stanley Capital International (MSCI) and designed to provide a broad measure of stock performance throughout the world, with the exception of U.S.-based companies. The Index includes both developed and emerging markets.

The MSCI EAFE (Europe, Australasia & Far East) Index is a free-float adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. and Canada. The MSCI EAFE Index (net) is calculated on a total return basis with dividends reinvested after the deduction of withholding taxes.

22

Madison Funds | Notes to Management’s Discussion of Fund Performance - concluded | October 31, 2015

The Russell 1000® Growth Index is a large-cap market index which measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

The Russell 1000® Value Index is a large-cap market index which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

The Russell 2000® Index is a small-cap market index which measures the performance of the smallest 2,000 companies in the Russell 3000® Index.

The Russell 2000® Value Index measures the performance of small-cap value segment of the U.S. equity universe. It includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

The Russell Midcap® Index is a mid-cap market index which measures the performance of the mid-cap segment of the U.S. equity universe.

The S&P 500® Index is a large-cap market index which measures the performance of a representative sample of 500 leading companies in leading industries in the U.S.

*The Custom Indexes are calculated using a monthly re-balancing frequency (i.e. rebalanced back to original constituent weight every calendar month-end).

© 2015 Morningstar, Inc. All rights reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

Past performance is no guarantee of future results.

23

Madison Funds | October 31, 2015

Madison Conservative Allocation Fund Portfolio of Investments

	Shares	Value (Note 2)

INVESTMENT COMPANIES - 99.9%

Alternative Funds - 2.7%
SPDR Gold Shares*	18,268	$1,996,692

Bond Funds - 61.4%
Baird Aggregate Bond Fund Institutional Shares	465,531	4,999,805
iShares 3-7 Year Treasury Bond ETF	51,921	6,433,531
iShares 7-10 Year Treasury Bond ETF	48,841	5,226,964
iShares TIPS Bond Fund ETF	6,966	772,947
Madison Core Bond Fund Class Y (A)	1,574,009	15,850,270
Madison Corporate Bond Fund Class Y (A)	446,801	5,066,719
Metropolitan West Total Return Bond Fund Class I	618,369	6,690,751
SPDR Barclays Short-Term High Yield Bond ETF	55,714	1,520,992

		46,561,979
Foreign Stock Funds - 7.8%
iShares Core MSCI EAFE ETF	37,227	2,091,413
Madison NorthRoad International Fund Class Y (A)	158,257	1,672,775
SPDR S&P Emerging Asia Pacific ETF	7,117	556,407
WisdomTree Europe Hedged Equity Fund	19,966	1,213,534
WisdomTree Japan Hedged Equity Fund	7,422	395,518

		5,929,647
Money Market Funds - 3.8%
State Street Institutional U.S. Government
Money Market Fund, Premier Class	2,892,940	2,892,940

Stock Funds - 24.2%
iShares Russell Mid-Cap ETF	20,886	3,448,487
Madison Large Cap Growth Fund Class Y (A)	204,750	4,731,773
Madison Large Cap Value Fund Class Y (A)	235,565	3,851,484
Schwab Fundamental U.S. Large Company Index Fund Institutional Shares	12,364	187,186
Vanguard Growth ETF	20,644	2,256,183
Vanguard Information Technology ETF	7,240	799,730
Vanguard Value ETF	37,325	3,083,792

		18,358,635

TOTAL INVESTMENTS - 99.9% (Cost $74,258,339**)		75,739,893
NET OTHER ASSETS AND LIABILITIES - 0.1%		57,077

TOTAL NET ASSETS - 100.0%		$75,796,970

*	Non-income producing.
**	Aggregate cost for Federal tax purposes was $74,707,957.
(A)	Affiliated Company (see Note 12).
ETF	Exchange Traded Fund.

Madison Moderate Allocation Fund Portfolio of Investments

	Shares	Value (Note 2)

INVESTMENT COMPANIES - 100.0%

Alternative Funds - 2.6%
SPDR Gold Shares*	35,104	$3,836,867

Bond Funds - 36.9%
iShares 3-7 Year Treasury Bond ETF	69,707	8,637,394
iShares 7-10 Year Treasury Bond ETF	93,952	10,054,743
iShares TIPS Bond Fund ETF	6,730	746,761
Madison Core Bond Fund Class Y (A)	2,097,384	21,120,655
Metropolitan West Total Return Bond Fund Class I	1,098,309	11,883,706
SPDR Barclays Short-Term High Yield Bond ETF	53,006	1,447,064

		53,890,323
Foreign Stock Funds - 13.7%
iShares Core MSCI EAFE ETF	149,193	8,381,663
Madison NorthRoad International Fund Class Y (A)	430,751	4,553,033
SPDR S&P Emerging Asia Pacific ETF	23,715	1,854,039
WisdomTree Europe Hedged Equity Fund	60,450	3,674,151
WisdomTree Japan Hedged Equity Fund	28,330	1,509,706

		19,972,592
Money Market Funds - 3.5%
State Street Institutional U.S. Government
Money Market Fund, Premier Class	5,139,779	5,139,779

Stock Funds - 43.3%
iShares Core S&P Mid-Cap ETF	66,436	9,580,736
Madison Large Cap Growth Fund Class Y (A)	740,132	17,104,447
Madison Large Cap Value Fund Class Y (A)	991,432	16,209,905
Schwab Fundamental U.S. Large Company Index Fund Institutional Shares	120,977	1,831,593
Vanguard Growth ETF	78,762	8,607,899
Vanguard Information Technology ETF	20,788	2,296,242
Vanguard Value ETF	91,059	7,523,295

		63,154,117

TOTAL INVESTMENTS - 100.0%
(Cost $138,150,070**)		145,993,678
NET OTHER ASSETS AND LIABILITIES - 0.0%		6,112

TOTAL NET ASSETS - 100.0%		$145,999,790

*	Non-income producing.
**	Aggregate cost for Federal tax purposes was $139,447,340.
(A)	Affiliated Company (see Note 12).
ETF	Exchange Traded Fund.

Madison Aggressive Allocation Fund Portfolio of Investments

	Shares	Value (Note 2)

INVESTMENT COMPANIES - 100.1%

Alternative Funds - 2.6%
SPDR Gold Shares*	14,740	$1,611,082

Bond Funds - 16.9%
iShares 7-10 Year Treasury Bond ETF	33,996	3,638,252
Madison Core Bond Fund Class Y (A)	499,599	5,030,963
Metropolitan West Total Return Bond Fund Class I	164,110	1,775,671

		10,444,886
Foreign Stock Funds - 18.8%
iShares Core MSCI EAFE ETF	90,022	5,057,436
Madison NorthRoad International Fund Class Y (A)	222,260	2,349,290
SPDR S&P Emerging Asia Pacific ETF	15,463	1,208,897
WisdomTree Europe Hedged Equity Fund	36,415	2,213,304
WisdomTree Japan Hedged Equity Fund	14,548	775,263

		11,604,190
Money Market Funds - 2.9%
State Street Institutional U.S. Government
Money Market Fund, Premier Class	1,799,849	1,799,849

Stock Funds - 58.9%
iShares Core S&P Mid-Cap ETF	40,800	5,883,768
Madison Large Cap Growth Fund Class Y (A)	390,860	9,032,776
Madison Large Cap Value Fund Class Y (A)	530,122	8,667,492
Schwab Fundamental U.S. Large Company Index Fund Institutional Shares	144,042	2,180,799
Vanguard Growth ETF	46,399	5,070,947
Vanguard Information Technology ETF	14,536	1,605,647
Vanguard Value ETF	47,889	3,956,589

		36,398,018

TOTAL INVESTMENTS - 100.1%
(Cost $57,796,345**)		61,858,025
NET OTHER ASSETS AND LIABILITIES - (0.1%)		(41,396)

TOTAL NET ASSETS - 100.0%		$61,816,629

*	Non-income producing.
**	Aggregate cost for Federal tax purposes was $58,400,983.
(A)	Affiliated Company (see Note 12).
ETF	Exchange Traded Fund.

See accompanying Notes to Financial Statements.

Madison Funds | October 31, 2015

Madison Cash Reserves Fund Portfolio of Investments

	Par Value	Value (Note 2)

U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 92.8%

Fannie Mae - 24.7%
0.031%, 11/4/15 (A)	$1,100,000	$1,099,997
0.162%, 11/18/15 (A)	300,000	299,977
10.350%, 12/10/15	500,000	505,426
0.125%, 12/23/15 (A)	600,000	599,893
0.096%, 1/14/16 (A)	750,000	749,854
0.133%, 2/2/16 (A)	1,511,000	1,510,487

		4,765,634
Federal Farm Credit Bank - 10.4%
0.430%, 11/16/15	500,000	500,062
1.500%, 11/16/15	245,000	245,129
0.030%, 11/19/15 (A)	500,000	499,993
4.875%, 12/16/15	760,000	764,414

		2,009,598
Federal Home Loan Bank - 26.0%
0.203%, 11/2/15 (A)	200,000	199,999
0.203%, 11/3/15 (A)	800,000	799,991
0.167%, 11/10/15 (A)	600,000	599,975
0.180%, 11/12/15	625,000	625,009
0.061%, 11/30/15 (A)	900,000	899,957
0.066%, 12/8/15 (A)	300,000	299,980
0.152%, 12/11/15 (A)	900,000	899,850
0.183%, 1/4/16 (A)	300,000	299,904
0.167%, 1/8/16 (A)	400,000	399,875

		5,024,540
Freddie Mac - 20.8%
4.750%, 11/17/15	1,050,000	1,052,110
0.450%, 11/24/15	965,000	965,222
0.101%, 12/8/15 (A)	200,000	199,979
0.101%, 12/14/15 (A)	200,000	199,976
0.086%, 1/8/16 (A)	500,000	499,920
0.178%, 1/21/16 (A)	379,000	378,851
0.132%, 2/10/16 (A)	725,000	724,736

		4,020,794
U.S. Treasury Notes - 10.9%
1.375%, 11/30/15	500,000	500,507
0.250%, 12/31/15	700,000	700,269
4.500%, 2/15/16	900,000	911,455

		2,112,231

Total U.S. Government and Agency
Obligations (Cost $17,932,797)		17,932,797
INVESTMENT COMPANIES - 4.2%
State Street Institutional U.S. Government
Money Market Fund, Premier Class	803,124	803,124

Total Investment Companies
(Cost $803,124)		803,124

TOTAL INVESTMENTS - 97.0% (Cost $18,735,921**)		18,735,921
NET OTHER ASSETS AND LIABILITIES - 3.0%		573,883

TOTAL NET ASSETS - 100.0%		$19,309,804

**	Aggregate cost for Federal tax purposes was $18,735,921.
(A)	Rate noted represents annualized yield at time of purchase.

Madison Tax-Free Virginia Fund Portfolio of Investments

	Par Value	Value (Note 2)

MUNICIPAL BONDS - 97.8%

Development - 8.2%
Fairfax County Economic Development
Authority, Series A, 5%, 10/1/26	$150,000	$181,645
Norfolk Economic Development Authority, 5%, 11/1/29	480,000	537,893
Powhatan County Economic Development Authority, 3%, 9/15/28	200,000	200,506
Prince William County Industrial
Development Authority, 5.25%, 2/1/18	675,000	724,221
Virginia Housing Development Authority, 1.5%, 4/1/19	200,000	202,602

		1,846,867
Education - 13.5%
Henrico County Economic Development Authority, 4%, 4/15/42	220,000	221,863
University of Virginia, 5%, 6/1/40	255,000	278,746
Virginia College Building Authority, (ST APPROP), 5%, 2/1/23	500,000	605,140
Virginia College Building Authority, (ST APPROP), 5%, 9/1/26	140,000	155,765
Virginia College Building Authority, (ST APPROP), 5%, 2/1/29	375,000	418,264
Virginia Commonwealth University, Series A, 5%, 5/1/26	385,000	450,385
Virginia Public School Authority, 5%, 12/1/18	100,000	111,727
Virginia Public School Authority, (ST APPROP), 5%, 8/1/27	350,000	390,492
Virginia Public School Authority, (ST AID WITHHLDG), 3%, 8/1/33	450,000	430,213

		3,062,595
Facilities - 6.8%
Newport News Economic Development Authority, (Prerefunded 7/1/16 @ $100), 5%, 7/1/25	745,000	768,363
Stafford County & Staunton Industrial Development Authority, (NATL-RE), 4.5%, 8/1/25	50,000	50,046
Virginia Public Building Authority, 5.25%, 8/1/23	200,000	224,492
Western Regional Jail Authority, 3.125%, 12/1/29	500,000	500,635

		1,543,536
General - 9.6%
Fairfax County Economic Development Authority, 4.25%, 8/1/29	340,000	360,648
Northern Virginia Transportation Authority, 5%, 6/1/30	780,000	914,535
Puerto Rico Public Finance Corp, (Escrowed To Maturity) (AMBAC)*, 5.5%, 8/1/27	100,000	129,295
Territory of Guam, 5%, 1/1/26	150,000	166,416
Virgin Islands Public Finance Authority, (NATL-RE), 5%, 10/1/23	100,000	103,602
Virginia Beach Development Authority, Series A, 3.5%, 5/1/30	250,000	254,420
Virginia Resources Authority, (MORAL OBLG), 5%, 11/1/23	200,000	237,070

		2,165,986
General Obligation - 21.2%
City of Danville VA, Series A, (ST AID WITHHLDG), 5%, 8/1/23	190,000	229,476
City of Fredericksburg VA, Series A, 3.625%, 7/15/30	400,000	411,928
City of Hampton VA, 5%, 1/15/21	250,000	280,377
City of Norfolk VA, Series A (Prerefunded 11/1/19 @ $100), 4.125%, 11/1/27	75,000	84,243
City of Portsmouth VA, Series A, (ST AID WITHHLDG), 5%, 2/1/31	635,000	730,009
City of Richmond VA, (ST AID WITHHLDG), 5%, 7/15/22	100,000	116,556
City of Roanoke VA, (ST AID WITHHLDG), 5%, 2/1/25	230,000	267,485
City of Virginia Beach VA, Series A, 4%, 8/1/22	300,000	342,948
Commonwealth of Virginia, Series B, 5%, 6/1/21	175,000	193,790
Commonwealth of Virginia, Series A, 5%, 6/1/23	500,000	614,810
Commonwealth of Virginia, 5%, 6/1/27	150,000	170,961
County of Arlington VA, (Prerefunded 1/15/17 @ $100), 5%, 1/15/25	175,000	184,713
County of Fairfax VA, (ST AID WITHHLDG), 4%, 10/1/22	250,000	286,800
County of Henrico VA, (Prerefunded 12/1/18 @ $100), 5%, 12/1/24	200,000	225,334
County of Henrico VA, 5%, 7/15/25	150,000	174,909
County of Prince William VA, (ST AID WITHHLDG), 5%, 8/1/21	105,000	126,039
County of Stafford VA, (ST AID WITHHLDG), 4%, 7/1/33	100,000	106,935
Town of Leesburg VA, (ST AID WITHHLDG), 5%, 1/15/25	90,000	111,638
Town of Leesburg VA, 5%, 1/15/41	135,000	149,198

		4,808,149
Medical - 7.3%
Fredericksburg Economic Development Authority, 5.25%, 6/15/18	250,000	271,387
Harrisonburg Industrial Development Authority, (AMBAC)*, 5%, 8/15/46	180,000	181,829
Henrico County Economic Development Authority, (NATL-RE), 6%, 8/15/16	60,000	62,456
Norfolk Economic Development Authority, 5%, 11/1/36	480,000	535,651
Roanoke Economic Development Authority, (Escrowed To Maturity) (NATL-RE), 6.125%, 7/1/17	265,000	280,982
Virginia Small Business Financing Authority, 5%, 11/1/40	300,000	328,071

		1,660,376

See accompanying Notes to Financial Statements.

Madison Funds | October 31, 2015

Madison Tax-Free Virginia Fund Portfolio of Investments - continued

	Par Value	Value (Note 2)

MUNICIPAL BONDS - continued

Multifamily Housing - 9.2%
Fairfax County Redevelopment & Housing Authority, 4.75%, 10/1/36	$725,000	$777,258
Fairfax County Redevelopment & Housing Authority, 5%, 10/1/39	300,000	325,887
Suffolk Redevelopment & Housing Authority, 5.6%, 2/1/33	725,000	727,639
Virginia Housing Development Authority, 4.8%, 10/1/39	250,000	257,672

		2,088,456
Power - 4.3%
Chesterfield County Economic Development Authority, 5%, 5/1/23	565,000	633,665
Puerto Rico Electric Power Authority, (BHAC-CR MBIA-RE FGIC), 5.25%, 7/1/24	290,000	336,771

		970,436
Transportation - 5.4%
Puerto Rico Highways & Transportation Authority, (ASSURED GTY), 5.25%, 7/1/34	100,000	96,577
Richmond Metropolitan Authority, (Escrowed To Maturity) (NATL-RE), 5.25%, 7/15/22	60,000	69,645
Richmond Metropolitan Authority, (NATL-RE), 5.25%, 7/15/22	140,000	158,652
Virginia Commonwealth Transportation Board, Series A, 5%, 9/15/24	225,000	265,583
Virginia Commonwealth Transportation Board, 5%, 3/15/25	535,000	636,313

		1,226,770
Utilities - 1.5%
City of Richmond VA, Series A, 5%, 1/15/38	300,000	337,122

Water - 10.8%
Fairfax County Water Authority, 5.25%, 4/1/23	180,000	222,746
Fairfax County Water Authority, 5%, 4/1/27	150,000	177,234
Hampton Roads Sanitation District, 5%, 4/1/33	160,000	173,155
Hampton Roads Sanitation District, (Prerefunded 4/1/18 @ $100), 5%, 4/1/33	90,000	99,180
Prince William County Service Authority, 5%, 7/1/22	250,000	300,503
Upper Occoquan Sewage Authority, (NATL-RE), 5.15%, 7/1/20	500,000	555,440
Virginia Resources Authority, (ST AID WITHHLDG), 5%, 10/1/23	500,000	578,135
Virginia Resources Authority, (ST AID WITHHLDG), 4.5%, 10/1/28	160,000	181,939
Virginia Resources Authority, (Prerefunded 11/1/16 @ $100), 5%, 11/1/31	140,000	146,397
Virginia Resources Authority, 5%, 11/1/31	20,000	20,830

		2,455,559

TOTAL INVESTMENTS - 97.8% (Cost $21,394,098**)		$22,165,852
NET OTHER ASSETS AND LIABILITIES - 2.2%		493,520

TOTAL NET ASSETS - 100.0%		$22,659,372

*	This bond is covered by insurance issued by Ambac Assurance Corporation (“AMBAC”). On November 8, 2010, Ambac Financial Group, Inc., the holding company of AMBAC, announced that it had filed for Chapter 11 bankruptcy protection. The impact that this event may have on the ability of AMBAC to guarantee timely payment of principal and interest on these bonds, should they default, is not known at this time.
**	Aggregate cost for Federal tax purposes was $21,394,098.
AMBAC	AMBAC Indemnity Corp.
ASSURED GTY	Assured Guaranty.
BHAC-CR	Berkshire Hathaway Assurance Corp.
FGIC	Financial Guaranty Insurance Co.
MORAL OBLG	Moral Obligation.
NATL-RE	National Public Finance Guarantee Corp.
ST AID WITHHLDG	State Aid Withholding.
ST APPROP	State Appropriations.

Madison Tax-Free National Fund Portfolio of Investments

	Par Value	Value (Note 2)

MUNICIPAL BONDS - 98.0%

Alabama - 2.4%
Alabama Incentives Financing Authority Revenue, Series A, 5%, 9/1/29	$300,000	$338,766
Tuscaloosa Public Educational Building Authority, (ASSURED GTY), 6.375%, 7/1/28	295,000	334,902

		673,668
Arkansas - 0.7%
City of Fort Smith AR Water & Sewer Revenue, (AGM), 5%, 10/1/21	175,000	194,747

Colorado - 1.7%
El Paso County Facilities Corp., Certificate Participation, 5%, 12/1/27	400,000	472,516

Delaware - 1.5%
State of Delaware, General Obligation, Series A, 5%, 8/1/25	345,000	422,484

Florida - 13.8%
City of Port St. Lucie FL Utility System Revenue, 5%, 9/1/27	600,000	696,420
County of Miami-Dade FL, Series B, 5%, 3/1/25	525,000	618,103
Highlands County Health Facilities Authority, 5%, 11/15/20	455,000	455,742
Hillsborough County Industrial Development Authority, 5%, 10/1/34	450,000	489,780
Lee County Industrial Development Authority, 5%, 11/1/28	500,000	581,245
Orlando Utilities Commission, Series C, 5%, 10/1/22	525,000	634,048
Palm Beach County Solid Waste Authority, 5%, 10/1/24	300,000	360,846

		3,836,184
Georgia - 4.1%
City of Atlanta GA Water & Wastewater Revenue, (AGM), 5.75%, 11/1/30	300,000	396,024
City of Columbus GA Water & Sewerage Revenue, Series A, 5%, 5/1/31	430,000	499,995
Georgia State Road & Tollway Authority, 5%, 6/1/21	90,000	101,932
Private Colleges & Universities Authority, 5%, 9/1/38	130,000	142,765

		1,140,716
Illinois - 0.8%
Regional Transportation Authority, (AMBAC GO of AUTH)*, 7.2%, 11/1/20	190,000	217,727

Indiana - 3.6%
Indiana Finance Authority, 5%, 2/1/21	400,000	463,028
Indianapolis Local Public Improvement Bond Bank, (ASSURED GTY), 5.5%, 1/1/38	475,000	536,056

		999,084
Iowa - 2.8%
City of Bettendorf IA, General Obligation, 5%, 6/1/28	475,000	546,872
City of Bettendorf IA, General Obligation, 5%, 6/1/30	210,000	240,776

		787,648
Kansas - 2.3%
City of Wichita KS, General Obligation, 5%, 12/1/24	510,000	633,048

Maryland - 5.6%
City of Rockville MD, General Obligation, Series A, 5%, 6/1/24	600,000	745,992
Maryland State Transportation Authority, Series A, 5%, 7/1/18	100,000	110,912
Montgomery County Revenue Authority, 5%, 5/1/31	600,000	683,790

		1,540,694
Michigan - 3.4%
Detroit City School District, General Obligation, (FGIC Q-SBLF), 6%, 5/1/20	400,000	472,748
Redford Unified School District No. 1, General Obligation, (AMBAC Q-SBLF)*, 5%, 5/1/22	410,000	469,347

		942,095
Missouri - 6.8%
County of St Louis MO, (Escrowed To Maturity), 5.65%, 2/1/20	500,000	589,240
Missouri State Board of Public Buildings, Series B, 4%, 4/1/25	525,000	592,872
Springfield School District No. R-12, General Obligation, Series B, (ST AID DIR DEP), 5%, 3/1/25	400,000	494,328
St. Louis Industrial Development Authority, 6.65%, 5/1/16	200,000	205,942

		1,882,382
New Jersey - 4.0%
City of Elizabeth NJ, General Obligation, (AGM), 3%, 4/1/24	300,000	312,465
New Jersey State Turnpike Authority, (BHAC-CR FSA), 5.25%, 1/1/28	250,000	308,667
New Jersey State Turnpike Authority, Series A, (BHAC-CR FSA), 5.25%, 1/1/29	250,000	308,927
Union County Improvement Authority, Series A, 4%, 2/1/25	150,000	168,323

		1,098,382

See accompanying Notes to Financial Statements.

Madison Funds | October 31, 2015

Madison Tax-Free National Fund Portfolio of Investments - continued

	Par Value	Value (Note 2)

MUNICIPAL BONDS - continued

New Mexico - 1.7%
Farmington Municipal School District No. 5, General Obligation, Series A, (ST AID WITHHLDG), 3%, 9/1/23	$450,000	$482,135

New York - 3.2%
New York State Dormitory Authority, (BHAC-CR AMBAC)*, 5.5%, 7/1/31	250,000	318,820
Port Authority of New York & New Jersey, (GO of AUTH), 5.375%, 3/1/28	455,000	553,025

		871,845
North Carolina - 6.6%
County of New Hanover NC, General Obligation, 3%, 2/1/29	385,000	387,780
North Carolina Medical Care Commission, (HUD SECT 8), 5.5%, 10/1/24	500,000	501,540
State of North Carolina, 4.5%, 5/1/27	200,000	219,762
State of North Carolina, General Obligation, Series D, 4%, 6/1/21	100,000	114,300
Town of Cary NC Combined Utility Systems Revenue, 5%, 12/1/23	500,000	609,545

		1,832,927
Ohio - 2.1%
Cleveland-Cuyahoga County Port Authority, 5%, 7/1/24	500,000	592,910

Pennsylvania - 0.6%
Lehigh County General Purpose Authority, (NATL-RE GO of HOSP), 7%, 7/1/16	170,000	177,415

South Carolina - 8.9%
Anderson County School District No. 1, General Obligation, Series A, (SCSDE), 5%, 3/1/25	720,000	897,350
City of Bennettsville SC Combined Utility System Revenue, (BAM), 3.5%, 2/1/24	465,000	505,771
County of Richland SC, General Obligation, Series A, (ST AID WITHHLDG), 4%, 3/1/27	495,000	554,826
York County School District No. 1, General Obligation, (SCSDE), 5%, 3/1/27	440,000	496,949

		2,454,896
Tennessee - 1.7%
Gibson County Special School District, (BAM), 5%, 4/1/26	300,000	359,319
Jackson Energy Authority, 4.75%, 6/1/25	100,000	115,001

		474,320
Texas - 9.8%
Beaumont Independent School District, General Obligation, (PSF-GTD), 4.75%, 2/15/38	300,000	321,510
City of San Antonio TX, Water System Revenue, 5.125%, 5/15/29	500,000	557,440
Liberty Hill Independent School District, General Obligation, (PSF-GTD), 5%, 8/1/26	410,000	464,415
Mueller Local Government Corp, 5%, 9/1/25	500,000	518,625
San Jacinto College District Revenue, 3.625%, 2/15/30	250,000	252,648
San Jacinto River Authority, (BAM), 4%, 10/1/23	200,000	222,312
State of Texas, General Obligation, 5%, 8/1/27	330,000	376,655

		2,713,605
Virginia - 3.4%
County of Stafford VA, General Obligation, (ST AID WITHHLDG), 4%, 7/1/33	150,000	160,403
Fairfax County Redevelopment & Housing Authority, 5%, 10/1/39	265,000	287,867
Virginia Commonwealth Transportation Board, 5%, 3/15/23	200,000	237,654
Virginia Housing Development Authority, 4.8%, 10/1/39	250,000	257,672

		943,596
Washington - 2.9%
State of Washington, General Obligation, Series E, 5%, 2/1/29	205,000	239,789
University of Washington, 5%, 7/1/32	500,000	576,550

		816,339
Wisconsin - 3.6%
Maple School District, General Obligation, Series A, 5%, 4/1/24	650,000	776,880
Wisconsin Health & Educational Facilities Authority, 5.25%, 10/1/21	200,000	206,370

		983,250

TOTAL INVESTMENTS - 98.0% (Cost $25,832,587**)		27,184,613
NET OTHER ASSETS AND LIABILITIES - 2.0%		559,496

TOTAL NET ASSETS - 100.0%		$27,744,109

*	This bond is covered by insurance issued by Ambac Assurance Corporation (“AMBAC”). On November 8, 2010, Ambac Financial Group, Inc., the holding company of AMBAC, announced that it had filed for Chapter 11 bankruptcy protection. The impact that this event may have on the ability of AMBAC to guarantee timely payment of principal and interest on these bonds, should they default, is not known at this time.
**	Aggregate cost for Federal tax purposes was $25,832,587.
AGM	Assured Guaranty Municipal Corp.
AMBAC	AMBAC Indemnity Corp.
ASSURED GTY	Assured Guaranty.
BAM	Build America Mutual Assurance Co.
BHAC-CR	Berkshire Hathaway Assurance Corp.
FGIC	Financial Guaranty Insurance Co.
FSA	Financial Security Assurance.
GO of AUTH	General Obligation of the Authority.
GO of HOSP	General Obligation of the Hospital District.
HUD SECT 8	HUD Insured Multifamily Housing.
NATL-RE	National Public Finance Guarantee Corp.
PSF-GTD	Permanent School Fund Guaranteed.
Q-SBLF	Qualified School Board Loan Fund.
SCSDE	South Carolina School District-Enhanced (State of SC’s Intercept program).
ST AID DIR DEP	State Aid Direct Deposit.
ST AID WITHHLDG	State Aid Withholding.

Madison High Quality Bond Fund Portfolio of Investments

	Par Value	Value (Note 2)

CORPORATE NOTES AND BONDS - 37.0%

Consumer Discretionary - 6.7%
Comcast Corp., 3.125%, 7/15/22	$2,000,000	$2,051,546
Home Depot Inc./The, 2%, 6/15/19	2,000,000	2,031,204
Target Corp., 2.9%, 1/15/22	2,000,000	2,047,164
Walt Disney Co./The, MTN, 1.1%, 12/1/17	750,000	748,684

		6,878,598
Consumer Staples - 1.5%
Coca-Cola Co./The, 2.45%, 11/1/20	1,500,000	1,526,447

Energy - 1.5%
Chevron Corp., 2.427%, 6/24/20	1,500,000	1,527,331

Financials - 14.0%
American Express Credit Corp., 2.125%, 7/27/18	1,000,000	1,009,642
Bank of New York Mellon Corp./The, MTN, 1.35%, 3/6/18	500,000	499,218
General Electric Capital Corp., MTN, 5.625%, 9/15/17	2,000,000	2,158,740
Goldman Sachs Group Inc./The, 2.625%, 1/31/19	1,360,000	1,382,757
John Deere Capital Corp., MTN, 1.4%, 3/15/17	2,000,000	2,010,892
JPMorgan Chase & Co., 2.25%, 1/23/20	2,000,000	1,984,192
Morgan Stanley, 2.8%, 6/16/20	500,000	504,200
Simon Property Group L.P., 4.125%, 12/1/21	1,750,000	1,877,627
US Bancorp, MTN, 1.95%, 11/15/18	750,000	757,641
Wells Fargo & Co., 5.625%, 12/11/17	2,000,000	2,170,918

		14,355,827
Health Care - 3.0%
Merck & Co. Inc., 3.875%, 1/15/21	1,500,000	1,617,259
UnitedHealth Group Inc., 2.875%, 3/15/23	1,500,000	1,497,098

		3,114,357
Industrials - 1.6%
United Parcel Service Inc., 5.5%, 1/15/18	1,500,000	1,641,492

Information Technology - 8.7%
Apple Inc., 2.4%, 5/3/23	1,000,000	978,351
Cisco Systems Inc., 5.5%, 2/22/16	2,000,000	2,031,366
EMC Corp., 2.65%, 6/1/20	260,000	236,772
Intel Corp., 1.95%, 10/1/16	2,000,000	2,025,082
Microsoft Corp., 3%, 10/1/20	1,500,000	1,588,785
Texas Instruments Inc., 2.375%, 5/16/16	2,000,000	2,020,224

		8,880,580

Total Corporate Notes and Bonds
(Cost $37,460,231)		37,924,632

U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 59.8%
Fannie Mae - 14.7%
1.250%, 9/28/16	4,000,000	4,027,616
1.375%, 11/15/16	3,000,000	3,027,162
1.250%, 1/30/17	4,000,000	4,033,276
0.875%, 2/8/18	4,000,000	3,999,348

		15,087,402

See accompanying Notes to Financial Statements.

Madison Funds | October 31, 2015

Madison High Quality Bond Fund Portfolio of Investments - continued

	Par Value	Value (Note 2)

U.S. GOVERNMENT AND AGENCY OBLIGATIONS - continued

Freddie Mac - 5.9%
2.500%, 5/27/16	$5,000,000	$5,060,380
2.375%, 1/13/22	1,000,000	1,023,607

		6,083,987
U.S. Treasury Notes - 39.2%
0.375%, 3/31/16	2,500,000	2,501,368
1.000%, 8/31/16	4,000,000	4,018,804
0.875%, 1/31/17	4,000,000	4,017,760
3.000%, 2/28/17	4,000,000	4,129,012
3.875%, 5/15/18	4,500,000	4,835,389
1.500%, 12/31/18	4,000,000	4,047,604
1.250%, 1/31/19	3,750,000	3,762,499
1.500%, 3/31/19	2,750,000	2,778,861
3.125%, 5/15/19	3,000,000	3,194,844
3.625%, 2/15/20	2,000,000	2,182,292
2.625%, 11/15/20	2,000,000	2,100,364
2.500%, 8/15/23	2,500,000	2,594,205

		40,163,002

Total U.S. Government and Agency
Obligations (Cost $60,841,395)		61,334,391
	Shares
SHORT-TERM INVESTMENTS - 2.3%
State Street Institutional U.S. Government Money Market Fund, Premier Class	2,326,519	2,326,519

Total Short-Term Investments
(Cost $2,326,519)		2,326,519

TOTAL INVESTMENTS - 99.1%
(Cost $100,628,145**)		101,585,542

NET OTHER ASSETS AND LIABILITIES - 0.9%		965,967

TOTAL NET ASSETS - 100.0%		$102,551,509

**	Aggregate cost for Federal tax purposes was $100,628,145.
MTN	Medium Term Note.

Madison Core Bond Fund Portfolio of Investments

	Par Value	Value (Note 2)

ASSET BACKED SECURITIES - 4.0%
ABSC Long Beach Home Equity Loan Trust,
Series 2000-LB1, Class AF5 (A), 8.55%, 9/21/30	$64,040	$66,713
Ally Master Owner Trust, Series 2014-4, Class A2, 1.43%, 6/17/19	750,000	749,106
CarMax Auto Owner Trust, Series 2015-1, Class A2, 0.88%, 3/15/18	890,041	890,434
CNH Equipment Trust, Series 2014-A, Class A3, 0.84%, 5/15/19	750,000	748,504
Ford Credit Auto Owner Trust, Series 2014-A, Class A3, 0.79%, 5/15/18	619,718	619,401
GreatAmerica Leasing Receivables, Series 2015-1, Class A2 (B), 1.12%, 6/20/17	500,000	499,665
Hyundai Auto Receivables Trust, Series 2014-A, Class A3, 0.79%, 7/16/18	262,206	262,078
John Deere Owner Trust, Series 2014-B, Class A2A, 0.54%, 7/17/17	336,611	336,424
Mercedes-Benz Auto Lease Trust, Series 2014-A, Class A4, 0.9%, 12/16/19	1,125,00	1,124,979
Santander Drive Auto Receivables Trust, Series 2013-3 Class B, 1.19%, 5/15/18	607,467	607,387
Santander Drive Auto Receivables Trust, Series 2014-2, Class B, 1.62%, 2/15/19	1,000,000	1,001,100
Santander Drive Auto Receivables Trust, Series 2013-5, Class C, 2.25%, 6/17/19	1,000,000	1,005,546
Volkswagen Auto Lease Trust, Series 2014-A, Class A3, 0.8%, 4/20/17	625,000	624,976
Volvo Financial Equipment LLC, Series 2014-1A, Class A3 (B), 0.82%, 4/16/18	500,000	499,281

Total Asset Backed Securities
(Cost $9,048,624)		9,035,594

COLLATERALIZED MORTGAGE
OBLIGATIONS - 1.1%
Fannie Mae REMICS, Series 2015-12, Class NI, IO, 3.5%, 3/25/30	3,423,005	427,136
Fannie Mae REMICS, Series 2001-73, Class GZ, 6%, 12/25/31	468,625	530,905
Fannie Mae REMICS, Series 2005-79, Class LT, 5.5%, 9/25/35	327,612	369,883
Fannie Mae REMICS, Series 2015-44, Class GI, IO, 3%, 11/25/40	1,219,285	129,634
Freddie Mac REMICS, Series 4066, Class DI, IO, 3%, 6/15/27	4,704,439	476,036
Government National Mortgage Association, Series 2015-53, Class IL, IO, 3%, 9/20/44	3,184,661	486,262

Total Collateralized Mortgage
Obligations (Cost $2,531,284)		2,419,856

COMMERCIAL MORTGAGE-BACKED
SECURITIES - 2.0%
Bear Stearns Commercial Mortgage
Securities Trust, Series 2007-PW17, Class A1A (A), 5.65%, 6/11/50	1,135,906	1,206,352
FREMF Mortgage Trust, Series 2012-K708, Class B (A) (B), 3.754%, 2/25/45	1,250,000	1,297,605
FREMF Mortgage Trust, Series 2011-K701, Class C (A) (B), 4.286%, 7/25/48	1,250,000	1,297,682
Merrill Lynch Mortgage Trust, Series 2006-C1, Class A4 (A), 5.674%, 5/12/39	600,000	604,446

Total Commercial Mortgage-Backed
Securities (Cost $4,478,167)		4,406,085

CORPORATE NOTES AND BONDS - 32.0%
Consumer Discretionary - 5.0%
AARP Inc. (B) (C), 7.5%, 5/1/31	750,000	1,013,933
AutoZone Inc., 1.3%, 1/13/17	1,400,000	1,399,489
CCO Safari II LLC (B), 4.464%, 7/23/22	1,000,000	1,014,498
DR Horton Inc., 3.75%, 3/1/19	475,000	488,063
ERAC USA Finance LLC (B), 6.7%, 6/1/34	575,000	681,581
Georgia-Pacific LLC (B), 3.163%, 11/15/21	1,000,000	1,003,917
GLP Capital L.P. / GLP Financing II Inc., 4.875%, 11/1/20	275,000	283,250
Harman International Industries Inc.,
4.15%, 5/15/25	1,000,000	976,790
Nissan Motor Acceptance Corp. (B),
2.65%, 9/26/18	500,000	510,143
Priceline Group Inc./The, 3.65%, 3/15/25	1,000,000	996,056
QVC Inc., 3.125%, 4/1/19	800,000	794,280
Sirius XM Radio Inc. (B), 6%, 7/15/24	525,000	554,295
Toll Brothers Finance Corp., 4%, 12/31/18	450,000	468,000
Walgreens Boots Alliance Inc., 4.5%, 11/18/34	1,000,000	926,880

		11,111,175
Consumer Staples - 3.0%
CVS Health Corp. (B), 4.75%, 12/1/22	1,000,000	1,089,973
CVS Health Corp., 5.125%, 7/20/45	1,000,000	1,072,085
JM Smucker Co./The, 3.5%, 3/15/25	1,000,000	1,003,131
Kraft Foods Group Inc., 3.5%, 6/6/22	1,000,000	1,019,801
Kraft Heinz Foods Co. (B), 3.95%, 7/15/25	1,000,000	1,023,900
Kroger Co./The, 2.95%, 11/1/21	1,000,000	1,001,180
Mead Johnson Nutrition Co., 3%, 11/15/20	500,000	502,729

		6,712,799
Energy - 4.8%
Antero Resources Corp. (B), 5.625%, 6/1/23	300,000	276,000
Energy Transfer Partners L.P., 5.2%, 2/1/22	1,000,000	994,960
Enterprise Products Operating LLC, 3.75%, 2/15/25	1,000,000	963,048
Freeport-McMoran Oil & Gas LLC / FCX Oil & Gas Inc., 6.75%, 2/1/22	600,000	528,750
Helmerich & Payne International Drilling Co., 4.65%, 3/15/25	1,000,000	1,014,745
Hess Corp., 7.875%, 10/1/29	240,000	286,532
Kinder Morgan Inc. (B), 5%, 2/15/21	1,000,000	1,012,000
Marathon Oil Corp., 2.7%, 6/1/20	1,000,000	970,734
Phillips 66, 4.65%, 11/15/34	1,000,000	997,817
Phillips 66 Partners L.P., 3.605%, 2/15/25	1,300,000	1,196,775
Transocean Inc. (D), 6%, 3/15/18	850,000	797,300
Valero Energy Corp., 6.625%, 6/15/37	1,000,000	1,106,162
Williams Partners L.P. / ACMP Finance Corp., 4.875%, 5/15/23	750,000	676,949

		10,821,772
Financials - 5.7%
AerCap Ireland Captial Ltd. / AerCap Global
Aviation Trust (D), 3.75%, 5/15/19	450,000	455,400
Air Lease Corp., 3.875%, 4/1/21	450,000	459,000
Air Lease Corp., 3.75%, 2/1/22	1,000,000	989,747
American International Group Inc., 3.875%, 1/15/35	1,000,000	936,924
Apollo Management Holdings L.P. (B), 4%, 5/30/24	1,000,000	1,005,245
Bank of America Corp., 2.65%, 4/1/19	1,000,000	1,011,631
Glencore Funding LLC (B), 3.125%, 4/29/19	825,000	707,438
Goldman Sachs Group Inc./The, 5.75%, 1/24/22	1,000,000	1,145,908
Goldman Sachs Group Inc./The, 4.75%, 10/21/45	1,000,000	1,014,319
JPMorgan Chase & Co., 3.125%, 1/23/25	1,000,000	971,494

See accompanying Notes to Financial Statements.

Madison Funds | October 31, 2015

Madison Core Bond Fund Portfolio of Investments - continued

	Par Value	Value (Note 2)

CORPORATE NOTES AND BONDS - continued

Financials - continued
Liberty Mutual Group Inc. (B), 4.25%,
6/15/23	$1,250,000	$1,281,149
Morgan Stanley, 2.8%, 6/16/20	1,000,000	1,008,400
Regions Bank, 2.25%, 9/14/18	1,000,000	1,003,574
Synchrony Financial, 3.75%, 8/15/21	700,000	705,960
UBS AG/Stamford CT (D), 5.75%, 4/25/18	122,000	133,133

		12,829,322
Health Care - 3.7%
AbbVie Inc., 2%, 11/6/18	1,100,000	1,100,536
AbbVie Inc., 4.7%, 5/14/45	1,000,000	957,232
Actavis Funding SCS (D), 4.75%, 3/15/45	1,565,000	1,496,628
Cardinal Health Inc., 1.95%, 6/15/18	1,000,000	1,004,707
Forest Laboratories Inc. (B), 5%, 12/15/21	200,000	216,151
Gilead Sciences Inc., 4.75%, 3/1/46	450,000	455,210
HCA Inc., 3.75%, 3/15/19	800,000	814,000
Laboratory Corp. of America Holdings, 3.6%, 2/1/25	1,000,000	973,315
UnitedHealth Group Inc., 4.75%, 7/15/45	1,000,000	1,062,993
Wyeth LLC, 6.5%, 2/1/34	230,000	289,121

		8,369,893
Industrials - 2.8%
ADT Corp./The, 4.125%, 4/15/19	475,000	485,687
Boeing Co./The, 8.625%, 11/15/31	240,000	354,309
Burlington Northern Santa Fe LLC, 8.125%, 4/15/20	285,000	345,873
CRH America Inc. (B), 3.875%, 5/18/25	1,000,000	1,003,535
FedEx Corp., 4.75%, 11/15/45	1,000,000	986,514
Hertz Corp./The, 7.5%, 10/15/18	500,000	511,250
International Lease Finance Corp., 8.875%, 9/1/17	500,000	555,000
Norfolk Southern Corp., 7.05%, 5/1/37	390,000	512,522
United Rentals North America Inc., 6.125%, 6/15/23	400,000	417,400
Verisk Analytics Inc., 4%, 6/15/25	1,000,000	972,958

		6,145,048
Information Technology - 2.5%
Autodesk Inc., 4.375%, 6/15/25	1,000,000	1,001,250
CDW LLC / CDW Finance Corp., 5%, 9/1/23	200,000	207,500
First Data Corp. (B), 6.75%, 11/1/20	500,000	526,875
Fiserv Inc., 2.7%, 6/1/20	1,000,000	1,001,069
Hewlett-Packard Enterprise Co. (B), 6.35%, 10/15/45	350,000	339,050
Intuit Inc., 5.75%, 3/15/17	1,100,000	1,161,927
Microsoft Corp., 3.5%, 2/12/35	1,000,000	925,255
Xilinx Inc., 3%, 3/15/21	500,000	505,392

		5,668,318
Materials - 0.8%
Alcoa Inc., 5.125%, 10/1/24	200,000	198,250
Packaging Corp. of America, 3.65%, 9/15/24	1,000,000	998,659
Weyerhaeuser Co., 7.375%, 3/15/32	500,000	624,389

		1,821,298
Telecommunication Services - 2.5%
AT&T Inc., 4.75%, 5/15/46	1,000,000	918,157
Frontier Communications Corp. (B), 11%, 9/15/25	1,100,000	1,152,932
Harris Corp., 5.054%, 4/27/45	1,000,000	979,656
Verizon Communications Inc., 3.45%, 3/15/21	1,500,000	1,546,836
Verizon Communications Inc., 4.4%, 11/1/34	1,000,000	939,932

		5,537,513
Utilities - 1.2%
Black Hills Corp., 4.25%, 11/30/23	1,000,000	1,045,727
Sierra Pacific Power Co., Series M, 6%, 5/15/16	650,000	668,093
Wisconsin Electric Power Co., 6.5%, 6/1/28	750,000	949,477

		2,663,297

Total Corporate Notes and Bonds
(Cost $71,435,404)		71,680,435

LONG TERM MUNICIPAL BONDS - 9.5%
City of Laredo TX, General Obligation, 6.566%, 2/15/39	1,500,000	1,668,330
City of Reading PA, General Obligation, (AGM), 5.3%, 11/1/33	1,500,000	1,541,085
County of Bexar TX, General Obligation, Series C, 6.628%, 6/15/39	1,800,000	2,043,594
County of Palm Beach FL Revenue, 5%, 11/1/33	1,880,000	1,998,064
East Baton Rouge Sewerage Commission Revenue, 6.087%, 2/1/45	2,000,000	2,223,280
Las Vegas Valley Water District, General Obligation, Series A, 7.1%, 6/1/39	1,000,000	1,151,760
Metropolitan Water District of Southern California Revenue, Series D, 6.538%, 7/1/39	420,000	474,000
New York City Water & Sewer System Revenue, 6.491%, 6/15/42	1,025,000	1,169,453
Northside Independent School District, General Obligation, Series B, (PSF-GTD), 5.741%, 8/15/35	1,600,000	1,762,064
Rancho Water District Financing Authority Revenue, Series A, 6.337%, 8/1/40	1,000,000	1,131,890
South Dakota State Building Authority Revenue, Series F, 4.7%, 6/1/32	1,250,000	1,324,750
State of Iowa Revenue, 6.75%, 6/1/34	2,000,000	2,285,600
West Contra Costa Unified School District, General Obligation, 8.46%, 8/1/34	2,000,000	2,387,920

Total Long Term Municipal Bonds
(Cost $21,029,865)		21,161,790

MORTGAGE BACKED SECURITIES - 20.6%

Fannie Mae - 12.7%
5.5%, 4/1/16 Pool # 745444	3,621	3,634
6%, 5/1/16 Pool # 582558	689	693
5.5%, 2/1/18 Pool # 673194	39,115	40,305
5%, 2/1/19 Pool # 725341	5,432	5,643
5%, 5/1/20 Pool # 813965	78,943	83,812
4.5%, 9/1/20 Pool # 835465	75,289	79,091
5.5%, 3/1/21 Pool # 837199	12,909	13,863
6%, 3/1/21 Pool # 745406	10,277	11,018
6%, 5/1/21 Pool # 253847	10,282	11,642
4.5%, 4/1/23 Pool # 974401	172,130	182,948
4.5%, 6/1/23 Pool # 984075	71,073	75,100
3%, 12/1/26 Pool # AB4086	727,830	759,748
3%, 3/1/27 Pool # AK6784	1,434,728	1,497,656
3%, 5/1/27 Pool # AL1715	1,081,818	1,129,261
3.5%, 5/1/29 Pool # AW3740	1,438,050	1,522,697
3.5%, 8/1/29 Pool # MA2003	1,269,291	1,341,132
3.5%, 10/1/29 Pool # AX3155	623,272	658,290
7%, 12/1/29 Pool # 762813	12,957	13,670
7%, 11/1/31 Pool # 607515	11,639	12,862
6.5%, 3/1/32 Pool # 631377	55,364	63,279
6.5%, 5/1/32 Pool # 636758	2,435	2,783
7%, 5/1/32 Pool # 644591	1,746	1,955
6.5%, 6/1/32 Pool # 545691	117,355	134,529
5%, 10/1/33 Pool # 254903	117,439	130,012
5.5%, 11/1/33 Pool # 555880	140,742	158,411
5%, 5/1/34 Pool # 775604	15,637	17,311
5%, 5/1/34 Pool # 780890	63,220	69,981
5%, 6/1/34 Pool # 255230	26,678	29,529
7%, 7/1/34 Pool # 792636	8,217	8,604
4%, 2/1/35 Pool # MA2177	1,365,639	1,467,449
5%, 8/1/35 Pool # 829670	127,863	140,840
5%, 9/1/35 Pool # 820347	168,762	190,115
5%, 9/1/35 Pool # 835699	141,065	156,044
5%, 11/1/35 Pool # 844809	51,613	56,863
4.5%, 12/1/35 Pool # 745147	24,809	26,974
5%, 12/1/35 Pool # 850561	61,010	67,225
5%, 2/1/36 Pool # 745275	24,246	26,722
5%, 3/1/36 Pool # 745355	32,017	35,277
6%, 11/1/36 Pool # 902510	117,250	134,582
5.5%, 5/1/37 Pool # 928292	177,690	198,383
6%, 10/1/37 Pool # 947563	150,659	173,235
6.5%, 12/1/37 Pool # 889072	143,091	163,935
5%, 4/1/38 Pool # 889260	29,344	32,302
6.5%, 8/1/38 Pool # 987711	275,929	332,926
4.5%, 8/1/40 Pool # AD8243	139,909	152,012
4%, 9/1/40 Pool # AE3039	1,243,063	1,336,885
4%, 1/1/41 Pool # AB2080	1,002,944	1,073,837
5.5%, 7/1/41 Pool # AL6588	1,032,788	1,157,819
4%, 9/1/41 Pool # AJ1406	876,334	935,023
4%, 10/1/41 Pool # AJ4046	1,220,501	1,312,911
3.5%, 11/1/41 Pool # AB3867	526,697	549,735
4%, 3/1/42 Pool # AL1998	1,897,837	2,041,617
3.5%, 6/1/42 Pool # AO4134	1,784,118	1,861,939
3.5%, 8/1/42 Pool # AP2133	1,036,162	1,080,857
3%, 9/1/42 Pool # AP6568	162,633	164,998
3.5%, 9/1/42 Pool # AB6228	565,527	589,931
3.5%, 12/1/42 Pool # AQ8892	175,507	183,043
3.5%, 1/1/43 Pool # AQ9326	837,316	878,850
3%, 2/1/43 Pool # AL3072	1,330,299	1,349,390
3.5%, 4/1/43 Pool # AR9902	551,193	578,865
3.5%, 4/1/43 Pool # AT2887	486,026	507,537
4.5%, 2/1/45 Pool # MA2193	1,362,528	1,484,992

		28,502,572
Freddie Mac - 7.9%
5%, 5/1/18 Pool # E96322	30,010	31,120
5%, 2/1/21 Pool # G11911	11,838	12,567
4.5%, 4/1/23 Pool # J07302	24,616	26,379
4.5%, 11/1/23 Pool # G13342	13,845	14,974
3%, 12/1/26 Pool # J17506	109,648	114,227
3%, 1/1/27 Pool # G18420	56,620	58,938
3%, 8/1/27 Pool # J19899	1,086,826	1,135,022
8%, 6/1/30 Pool # C01005	1,021	1,156
7%, 3/1/31 Pool # C48133	6,943	6,967
6.5%, 1/1/32 Pool # C62333	29,724	33,970
3.5%, 8/1/32 Pool # C91485	233,517	245,566
5%, 7/1/33 Pool # A11325	306,926	341,180
4.5%, 6/1/34 Pool # C01856	826,785	897,475
5%, 4/1/35 Pool # A32315	49,226	54,231
5%, 4/1/35 Pool # A32316	50,333	55,069
6.5%, 11/1/36 Pool # C02660	17,055	19,544
5.5%, 11/1/37 Pool # A68787	275,905	311,799
5%, 9/1/38 Pool # G04815	13,236	14,487
5.5%, 12/1/38 Pool # G05267	968,505	1,077,833
5%, 2/1/39 Pool # G05572	420,895	464,064
5%, 10/1/39 Pool # A89335	1,227,909	1,361,526
3.5%, 11/1/40 Pool # G06168	867,553	902,933
4%, 10/1/41 Pool # Q04092	1,500,891	1,604,197
4.5%, 3/1/42 Pool # G07491	1,091,325	1,185,635

See accompanying Notes to Financial Statements.

Madison Funds | October 31, 2015

Madison Core Bond Fund Portfolio of Investments - continued

	Par Value	Value (Note 2)

MORTGAGE BACKED SECURITIES - continued

Freddie Mac - continued
3%, 9/1/42 Pool # C04233	$897,112	$907,374
3%, 2/1/43 Pool # Q15767	163,613	165,123
3%, 4/1/43 Pool # V80025	632,893	640,043
3%, 4/1/43 Pool # V80026	632,111	639,264
3.5%, 8/1/44 Pool # Q27927	877,026	913,269
4%, 5/1/45 Pool # G08642	1,941,715	2,065,883
3%, 7/1/45 Pool # G08653	990,418	998,856
3.5%, 9/1/45 Pool # G08667	1,246,524	1,295,361

		17,596,032
Ginnie Mae - 0.0%
6.5%, 2/20/29 Pool # 2714	15,527	18,202
6.5%, 4/20/31 Pool # 3068	7,467	8,823
4%, 4/15/39 Pool # 698089	77,390	82,468

		109,493

Total Mortgage Backed Securities
(Cost $45,320,370)		46,208,097
	Contracts

PUT OPTIONS PURCHASED - 0.0%
10 Year U.S. Treasury Note, Put, Dec 2015, $125	25	5,468
10 Year U.S. Treasury Note, Put, Dec 2015, $127	25	23,047

Total Put Options Purchased
(Cost $14,213)		28,515
	Par Value

U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 26.6%

Fannie Mae - 0.6%
3.000%, 5/24/32 (E)	1,250,000	1,228,754

Federal Farm Credit Bank - 0.2%
5.875%, 10/3/16	500,000	525,493

Freddie Mac - 0.2%
5.000%, 2/16/17	450,000	475,398

U.S. Treasury Bonds - 4.5%
6.625%, 2/15/27	2,000,000	2,877,604
5.375%, 2/15/31	1,250,000	1,717,090
4.500%, 5/15/38	2,750,000	3,578,616
3.750%, 8/15/41	250,000	291,201
3.000%, 5/15/45	1,650,000	1,669,487

		10,133,998
U.S. Treasury Notes - 21.1%
0.375%, 10/31/16	1,000,000	999,206
0.875%, 1/31/17	2,500,000	2,511,100
3.125%, 1/31/17	3,800,000	3,922,162
0.750%, 3/15/17	3,600,000	3,608,298
2.375%, 7/31/17	2,200,000	2,264,139
1.875%, 10/31/17	3,000,000	3,066,015
4.250%, 11/15/17	2,550,000	2,727,602
2.625%, 1/31/18	3,000,000	3,117,969
2.750%, 2/28/18	3,000,000	3,129,063
3.875%, 5/15/18	2,750,000	2,954,960
1.375%, 2/28/19	3,000,000	3,020,235
3.625%, 8/15/19	1,750,000	1,899,480
2.625%, 11/15/20	1,350,000	1,417,746
3.125%, 5/15/21	3,750,000	4,036,132
2.125%, 8/15/21	1,900,000	1,941,563
2.000%, 10/31/21	2,500,000	2,533,267
1.750%, 9/30/22	2,500,000	2,477,735
2.750%, 2/15/24	1,500,000	1,581,524

		47,208,196

Total U.S. Government and Agency Obligations (Cost $57,088,504)		59,571,839
	Shares

SHORT-TERM INVESTMENTS - 2.9%
State Street Institutional U.S. Government
Money Market Fund, Premier Class	6,554,356	6,554,356

Total Short-Term Investments
(Cost $6,554,356)		6,554,356

TOTAL INVESTMENTS - 98.7% (Cost $217,500,787**)		221,066,567

NET OTHER ASSETS AND LIABILITIES - 1.3%		2,812,313

TOTAL CALL & PUT OPTIONS WRITTEN - (0.0)%		(20,313)

TOTAL NET ASSETS - 100.0%		$223,858,567

**	Aggregate cost for Federal tax purposes was $217,500,787.
(A)	Floating rate or variable rate note. Rate shown is as of October 31, 2015.
(B)	Security sold within terms of a private placement memorandum exempt from registration under section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “qualified institutional buyers.”
(C)	Illiquid security (See Note 2).
(D)	Notes and bonds, issued by foreign entities, denominated in U.S. dollars. The aggregate of these securities is 1.3% of total net assets.
(E)	Stepped rate security. Rate shown is as of October 31, 2015.
AGM	Assured Guaranty Municipal Corp.
PSF-GTD	Permanent School Fund Guaranteed.

	Contracts
Put Options Written	(100 Shares Per Contract)	Expiration Date	Strike Price	Value (Note 2)

10 Year U.S. Treasury Note	50	December 2015	$125.50	$20,313
Total Put Options Written (Premiums received $9,225)				$20,313

Total Options Written, at Value (Premiums received $9,225)				$20,313

Holdings of Open Futures Contracts
		Number of		Unrealized Appreciation/
Type	Expiration	Contracts	Position Type	(Depreciation)

90 Day Euro Futures	March 2016	1	Long	$610
				$610

See accompanying Notes to Financial Statements.

Madison Funds | October 31, 2015

Madison Corporate Bond Fund Portfolio of Investments

	Par Value	Value (Note 2)

CORPORATE NOTES AND BONDS - 89.3%

Consumer Discretionary - 10.3%
Amazon.com Inc., 3.8%, 12/5/24	$200,000	$208,699
CCO Safari II LLC (A), 4.464%, 7/23/22	200,000	202,900
Comcast Corp., 6.45%, 3/15/37	300,000	376,269
DIRECTV Holdings LLC / DIRECTV Financing Co. Inc., 5%, 3/1/21	300,000	327,957
DR Horton Inc., 3.75%, 3/1/19	50,000	51,375
Georgia-Pacific LLC (A), 3.163%, 11/15/21	100,000	100,392
GLP Capital L.P. / GLP Financing II Inc., 4.875%, 11/1/20	25,000	25,750
Harman International Industries Inc., 4.15%, 5/15/25	100,000	97,679
Nissan Motor Acceptance Corp. (A), 2.65%, 9/26/18	50,000	51,014
Priceline Group Inc./The, 3.65%, 3/15/25	200,000	199,211
QVC Inc., 3.125%, 4/1/19	200,000	198,570
Sirius XM Radio Inc. (A), 6%, 7/15/24	125,000	131,975
Time Warner Inc., 6.25%, 3/29/41	150,000	171,178
Toll Brothers Finance Corp., 4%, 12/31/18	50,000	52,000
Viacom Inc., 3.25%, 3/15/23	100,000	92,599
Walgreens Boots Alliance Inc., 4.5%, 11/18/34	150,000	139,032

		2,426,600
Consumer Staples - 6.0%
CVS Health Corp. (A), 4.75%, 12/1/22	200,000	217,995
CVS Health Corp., 5.125%, 7/20/45	200,000	214,417
General Mills Inc., 5.65%, 2/15/19	200,000	222,649
JM Smucker Co/The, 3.5%, 3/15/25	200,000	200,626
Kraft Foods Group Inc., 3.5%, 6/6/22	200,000	203,960
Kraft Heinz Foods Co. (A), 3.95%, 7/15/25	150,000	153,585
Wal-Mart Stores Inc., 3.25%, 10/25/20	200,000	211,748

		1,424,980
Energy - 11.3%
Antero Resources Corp. (A), 5.625%, 6/1/23	50,000	46,000
Calumet Specialty Products Partners L.P. / Calumet Finance Corp., 6.5%, 4/15/21	100,000	93,000
Chevron Corp., 3.191%, 6/24/23	200,000	204,467
ConocoPhillips Co., 4.15%, 11/15/34	200,000	192,183
Devon Energy Corp., 5.6%, 7/15/41	100,000	96,819
Energy Transfer Partners L.P., 5.2%, 2/1/22	300,000	298,488
Enterprise Products Operating LLC, 4.45%, 2/15/43	200,000	171,902
Freeport-McMoran Oil & Gas LLC / FCX Oil & Gas Inc., 6.75%, 2/1/22	150,000	132,187
Helmerich & Payne International Drilling Co., 4.65%, 3/15/25	100,000	101,475
Kinder Morgan Energy Partners L.P., 2.65%, 2/1/19	50,000	48,873
Kinder Morgan Inc. (A), 5%, 2/15/21	50,000	50,600
Marathon Oil Corp., 2.7%, 6/1/20	200,000	194,147
Marathon Petroleum Corp., 5.125%, 3/1/21	250,000	272,737
Phillips 66, 4.65%, 11/15/34	100,000	99,782
Phillips 66 Partners L.P., 3.605%, 2/15/25	200,000	184,119
Valero Energy Corp., 6.625%, 6/15/37	350,000	387,157
Williams Partners L.P. / ACMP Finance Corp., 4.875%, 5/15/23	100,000	90,260

		2,664,196
Financials - 36.5%
Banks - 16.6%
Bank of America Corp., 2.6%, 1/15/19	100,000	101,180
Bank of America Corp., MTN, 3.3%, 1/11/23	200,000	199,421
BB&T Corp., MTN, 2.25%, 2/1/19	200,000	202,084
Capital One Financial Corp., 2.45%, 4/24/19	300,000	300,277
Fifth Third Bancorp, 2.3%, 3/1/19	300,000	300,658
Goldman Sachs Group Inc./The, 5.75%, 1/24/22	100,000	114,591
Goldman Sachs Group Inc./The, 3.625%, 1/22/23	200,000	204,217
Huntington National Bank/The, 2.2%, 4/1/19	300,000	299,173
JPMorgan Chase & Co., 4.25%, 10/15/20	100,000	107,103
JPMorgan Chase & Co., 3.125%, 1/23/25	200,000	194,299
KeyCorp, MTN, 5.1%, 3/24/21	250,000	278,312
Morgan Stanley, 2.8%, 6/16/20	200,000	201,680
Morgan Stanley, MTN, 3.7%, 10/23/24	200,000	202,545
PNC Funding Corp., 3.3%, 3/8/22	100,000	103,032
Regions Bank, 2.25%, 9/14/18	250,000	250,893
US Bancorp, MTN, 2.2%, 11/15/16	400,000	405,609
Wells Fargo & Co., 5.625%, 12/11/17	410,000	445,038

		3,910,112
Diversified Financial Services - 8.2%
AerCap Ireland Captial Ltd. / AerCap Global
Aviation Trust (B), 3.75%, 5/15/19	150,000	151,800
Affliated Managers Group Inc., 4.25%, 2/15/24	300,000	306,696
Air Lease Corp., 3.875%, 4/1/21	50,000	51,000
Air Lease Corp., 3.75%, 2/1/22	200,000	197,950
American Express Co., 6.15%, 8/28/17	300,000	324,277
Apollo Management Holdings L.P. (A), 4%, 5/30/24	250,000	251,311
General Electric Capital Corp., MTN, 6.75%, 3/15/32	425,000	557,361
Synchrony Financial, 3.75%, 8/15/21	100,000	100,851

		1,941,246
Insurance - 7.6%
Aflac Inc., 3.625%, 11/15/24	200,000	203,353
American International Group Inc., 3.875%, 1/15/35	200,000	187,385
Berkshire Hathaway Finance Corp., 5.4%, 5/15/18	400,000	439,483
Liberty Mutual Group Inc. (A), 4.25%, 6/15/23	100,000	102,492
MetLife Inc., 3.6%, 4/10/24	300,000	308,417
New York Life Global Funding (A), 1.95%, 2/11/20	200,000	198,060
ProAssurance Corp., 5.3%, 11/15/23	50,000	53,502
Prudential Financial Inc., MTN, 3.5%, 5/15/24	300,000	304,825

		1,797,517
Machinery-Constr&Mining - 0.9%
Caterpillar Financial Services Corp., Series
G, 2.45%, 9/6/18	200,000	205,180

Mining - 0.5%
Glencore Funding LLC (A), 3.125%, 4/29/19	125,000	107,188

Real Estate - 2.7%
Simon Property Group L.P., 4.125%,
12/1/21	400,000	429,172
WP Carey Inc., 4.6%, 4/1/24	200,000	201,973

		631,145

		8,592,388
Health Care - 6.3%
AbbVie Inc., 4.7%, 5/14/45	100,000	95,723
Actavis Funding SCS (B), 4.55%, 3/15/35	130,000	123,901
Cardinal Health Inc., 1.95%, 6/15/18	200,000	200,942
Express Scripts Holding Co., 4.75%, 11/15/21	200,000	216,532
Forest Laboratories Inc. (A), 5%, 12/15/21	50,000	54,038
Gilead Sciences Inc., 4.75%, 3/1/46	100,000	101,158
HCA Inc., 3.75%, 3/15/19	100,000	101,750
Laboratory Corp. of America Holdings, 3.6%, 2/1/25	200,000	194,663
Stryker Corp., 1.3%, 4/1/18	100,000	99,683
UnitedHealth Group Inc., 2.875%, 3/15/23	200,000	199,613
UnitedHealth Group Inc., 4.75%, 7/15/45	100,000	106,299

		1,494,302
Industrials - 7.3%
Burlington Northern Santa Fe LLC, 4.45%,
3/15/43	200,000	196,492
Caterpillar Inc., 5.2%, 5/27/41	20,000	22,136
CRH America Inc. (A), 3.875%, 5/18/25	200,000	200,707
FedEx Corp., 4.75%, 11/15/45	200,000	197,303
Hertz Corp/The, 7.5%, 10/15/18	100,000	102,250
International Lease Finance Corp., 8.875%, 9/1/17	100,000	111,000
Lockheed Martin Corp., 2.9%, 3/1/25	200,000	192,983
Norfolk Southern Corp., 3.25%, 12/1/21	200,000	202,779
Textron Inc., 3.875%, 3/1/25	200,000	198,127
United Rentals North America Inc., 6.125%, 6/15/23	100,000	104,350
Verisk Analytics Inc., 4%, 6/15/25	200,000	194,592

		1,722,719
Information Technology - 4.6%
Autodesk Inc., 4.375%, 6/15/25	200,000	200,250
CDW LLC / CDW Finance Corp., 5%, 9/1/23	50,000	51,875
First Data Corp. (A), 6.75%, 11/1/20	100,000	105,375
Fiserv Inc., 2.7%, 6/1/20	200,000	200,214
Intel Corp., 4.9%, 7/29/45	100,000	103,997
Microsoft Corp., 3.5%, 2/12/35	100,000	92,526
Oracle Corp., 5.75%, 4/15/18	300,000	331,217

		1,085,454
Materials - 3.2%
Agrium Inc. (B), 3.375%, 3/15/25	200,000	186,865
Alcoa Inc., 5.125%, 10/1/24	50,000	49,562
Dow Chemical Co./The, 4.125%, 11/15/21	200,000	211,377
Packaging Corp. of America, 3.65%, 9/15/24	300,000	299,598

		747,402
Telecommunication Services - 3.8%
AT&T Inc., 4.75%, 5/15/46	75,000	68,862
Frontier Communications Corp. (A), 11%, 9/15/25	200,000	209,624
Harris Corp., 5.054%, 4/27/45	200,000	195,931
Verizon Communications Inc., 5.15%, 9/15/23	200,000	222,921
Verizon Communications Inc., 4.4%, 11/1/34	200,000	187,986

		885,324

Total Corporate Notes and Bonds
(Cost $20,889,465)		21,043,365

See accompanying Notes to Financial Statements.

Madison Funds | October 31, 2015

Madison Corporate Bond Fund Portfolio of Investments - continued

	Par Value	Value (Note 2)

LONG TERM MUNICIPAL BONDS - 7.6%
Alabama Incentives Financing Authority
Revenue, Series A, 5%, 9/1/29	$200,000	$225,844
City of Oklahoma City OK Tax Allocation, Series B, 5%, 3/1/32	200,000	227,046
County of Bexar TX, General Obligation, Series C, 6.628%, 6/15/39	200,000	227,066
County of Palm Beach FL Revenue, 5%, 11/1/33	200,000	212,560
Dallas/Fort Worth International Airport Revenue, Series G, 5%, 11/1/29	200,000	229,392
Desert Community College District CA, General Obligation, Series B, (AGM), 5%, 8/1/32	200,000	213,236
Las Vegas Valley Water District, General Obligation, Series A, 7.1%, 6/1/39	200,000	230,352
Orange County Health Facilities Authority Revenue, 5%, 1/1/29	200,000	219,106

Total Long Term Municipal Bonds
(Cost $1,755,743)		1,784,602
	Shares

SHORT-TERM INVESTMENTS - 2.5%
State Street Institutional U.S. Government Money Market Fund, Premier Class	585,487	585,487

Total Short-Term Investments
(Cost $585,487)		585,487

TOTAL INVESTMENTS - 99.4% (Cost $23,230,695**)		23,413,454

NET OTHER ASSETS AND LIABILITIES - 0.6%		131,661

TOTAL NET ASSETS - 100.0%		$23,545,115

**	Aggregate cost for Federal tax purposes was $23,230,695.
(A)	Security sold within terms of a private placement memorandum exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “qualified institutional buyers.”
(B)	Notes and bonds, issued by foreign entities, denominated in U.S. dollars. The aggregate of these securities is 2.0% of total net assets.
AGM	Assured Guaranty Municipal Corp.
MTN	Medium Term Note.

Madison High Income Fund Portfolio of Investments

	Par Value	Value (Note 2)

CORPORATE NOTES AND BONDS - 93.9%

Consumer Discretionary - 22.9%
Cablevision Systems Corp., 5.875%, 9/15/22	$100,000	$83,000
CCO Holdings LLC / CCO Holdings Capital Corp., 6.5%, 4/30/21	400,000	419,750
Cequel Communications Holdings I LLC / Cequel Capital Corp. (A), 5.125%, 12/15/21	250,000	240,185
Cumulus Media Holdings Inc., 7.75%, 5/1/19	75,000	49,875
DISH DBS Corp., 6.75%, 6/1/21	200,000	206,500
DISH DBS Corp., 5.875%, 11/15/24	100,000	95,650
Group 1 Automotive Inc., 5%, 6/1/22	300,000	303,000
Mediacom LLC / Mediacom Capital Corp., 7.25%, 2/15/22	100,000	101,250
MGM Resorts International, 6%, 3/15/23	150,000	152,250
New Red Finance Inc. (A) (B), 6%, 4/1/22	300,000	313,875
Nexteer Automotive Group Ltd. (A) (B), 5.875%, 11/15/21	250,000	252,500
Outfront Media Capital LLC / Outfront Media Capital Corp., 5.625%, 2/15/24	500,000	520,315
Penske Automotive Group Inc., 5.75%, 10/1/22	250,000	258,125
Pinnacle Entertainment Inc., 8.75%, 5/15/20	200,000	208,250
Scientific Games International Inc., 6.25%, 9/1/20	350,000	243,250
Sinclair Television Group Inc., 6.375%, 11/1/21	400,000	412,000
Sirius XM Radio Inc. (A), 5.875%, 10/1/20	250,000	265,750
Sirius XM Radio Inc. (A), 4.625%, 5/15/23	250,000	246,875
Univision Communications Inc. (A), 6.75%, 9/15/22	497,000	524,956
UPCB Finance VI Ltd. (A) (B), 6.875%, 1/15/22	225,000	237,938
Viking Cruises Ltd. (A) (B), 8.5%, 10/15/22	300,000	326,250
WMG Acquisition Corp. (A), 6.75%, 4/15/22	400,000	370,252

		5,831,796
Consumer Staples - 2.8%
Dean Foods Co. (A), 6.5%, 3/15/23	200,000	211,000
Dole Food Co. Inc. (A), 7.25%, 5/1/19	500,000	501,750

		712,750
Energy - 8.2%
Berry Petroleum Co. LLC, 6.75%, 11/1/20	200,000	78,000
Chaparral Energy Inc., 8.25%, 9/1/21	500,000	170,000
Exterran Partners L.P. / EXLP Finance Corp. (C), 6%, 10/1/22	250,000	211,250
Jupiter Resources Inc. (A) (B), 8.5%, 10/1/22	150,000	78,000
Linn Energy LLC / Linn Energy Finance Corp., 6.5%, 9/15/21	200,000	44,000
Memorial Production Partners L.P. / Memorial Production Finance Corp., 7.625%, 5/1/21	300,000	201,000
Memorial Production Partners L.P. / Memorial Production Finance Corp., 6.875%, 8/1/22	150,000	94,500
Paramount Resources Ltd. (A) (B), 6.875%, 6/30/23	100,000	88,000
QEP Resources Inc., 5.375%, 10/1/22	250,000	225,000
QEP Resources Inc., 5.25%, 5/1/23	250,000	221,875
Sanchez Energy Corp., 6.125%, 1/15/23	100,000	72,500
Southern Star Central Corp. (A), 5.125%, 7/15/22	300,000	291,000
Tesoro Logistics L.P. / Tesoro Logistics Finance Corp. (A), 6.25%, 10/15/22	100,000	104,000
Unit Corp., 6.625%, 5/15/21	250,000	200,000

		2,079,125
Financials - 7.1%
Ally Financial Inc., 3.75%, 11/18/19	300,000	303,900
Geo Group Inc./The, 5.875%, 10/15/24	150,000	151,500
Iron Mountain Inc., 6%, 8/15/23	150,000	157,313
Iron Mountain Inc., 5.75%, 8/15/24	350,000	351,750
MPT Operating Partnership L.P. / MPT Finance Corp., 6.875%, 5/1/21	350,000	366,187
Nationstar Mortgage LLC / Nationstar Capital Corp., 6.5%, 7/1/21	300,000	274,500
Quicken Loans Inc. (A), 5.75%, 5/1/25	200,000	198,500

		1,803,650
Health Care - 9.1%
Acadia Healthcare Co. Inc., 5.125%, 7/1/22	250,000	246,875
Alere Inc. (A), 6.375%, 7/1/23	200,000	208,000
CHS/Community Health Systems Inc., 6.875%, 2/1/22	300,000	302,250
Endo Finance LLC / Endo Finco Inc. (A), 7.25%, 12/15/20	500,000	516,875
Grifols Worldwide Operations Ltd. (B), 5.25%, 4/1/22	250,000	258,750
Jaguar Holding Co. II / Pharmaceutical Product Development LLC (A), 6.375%, 8/1/23	100,000	100,125
Mallinckrodt International Finance S.A. (B), 4.75%, 4/15/23	300,000	261,000
MPH Acquisition Holdings LLC (A), 6.625%, 4/1/22	250,000	255,000
Valeant Pharmaceuticals International Inc. (A) (B), 5.625%, 12/1/21	200,000	173,500

		2,322,375
Industrials - 10.9%
ACCO Brands Corp., 6.75%, 4/30/20	200,000	213,000
Ashtead Capital Inc. (A), 6.5%, 7/15/22	250,000	268,125
Avis Budget Car Rental LLC / Avis Budget Finance Inc. (A), 5.25%, 3/15/25	250,000	249,062
Bombardier Inc. (A) (B), 6.125%, 1/15/23	200,000	155,000
Brand Energy & Infrastructure Services Inc. (A) (C), 8.5%, 12/1/21	250,000	226,250
Building Materials Corp. of America (A), 5.375%, 11/15/24	250,000	257,187
Casella Waste Systems Inc. (C), 7.75%, 2/15/19	200,000	203,000
Clean Harbors Inc., 5.125%, 6/1/21	150,000	153,975
Gates Global LLC / Gates Global Co. (A), 6%, 7/15/22	175,000	140,438
Hertz Corp./The, 6.75%, 4/15/19	250,000	256,562
Hertz Corp./The, 5.875%, 10/15/20	100,000	103,500
Nortek Inc., 8.5%, 4/15/21	250,000	265,000
Spirit AeroSystems Inc., 5.25%, 3/15/22	200,000	206,750
United Rentals North America Inc., 8.25%, 2/1/21	69,000	72,623

		2,770,472
Information Technology - 9.6%
Alliance Data Systems Corp. (A), 6.375%, 4/1/20	400,000	413,000
Audatex North America Inc. (A), 6%, 6/15/21	200,000	201,402
Belden Inc. (A), 5.5%, 9/1/22	500,000	495,000
CommScope Holding Co. Inc. (A), 6.625%, 6/1/20	200,000	208,000
Hughes Satellite Systems Corp., 7.625%, 6/15/21	150,000	163,500

See accompanying Notes to Financial Statements.

Madison Funds | October 31, 2015

Madison High Income Fund Portfolio of Investments - continued
	Par Value	Value (Note 2)

CORPORATE NOTES AND BONDS - continued

Information Technology - continued
Micron Technology Inc. (A), 5.25%, 1/15/24	$125,000	$119,688
Plantronics Inc. (A), 5.5%, 5/31/23	200,000	203,500
SunGard Data Systems Inc., 7.375%, 11/15/18	246,000	251,842
ViaSat Inc., 6.875%, 6/15/20	370,000	387,575

		2,443,507
Materials - 6.8%
Berry Plastics Corp., 5.5%, 5/15/22	275,000	283,250
Greif Inc., 6.75%, 2/1/17	250,000	260,620
Murray Energy Corp. (A), 11.25%, 4/15/21	100,000	26,750
Rayonier AM Products Inc. (A), 5.5%, 6/1/24	450,000	355,500
Reynolds Group Issuer Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu, 5.75%, 10/15/20	400,000	416,000
Steel Dynamics Inc., 5.5%, 10/1/24	250,000	246,875
Tronox Finance LLC, 6.375%, 8/15/20	200,000	142,440

		1,731,435
Telecommunication Services - 7.1%
Altice S.A. (A) (B), 7.625%, 2/15/25	250,000	229,875
CenturyLink Inc., 5.625%, 4/1/20	250,000	250,285
Frontier Communications Corp. (A), 10.5%, 9/15/22	100,000	103,750
GCI Inc., 6.875%, 4/15/25	150,000	154,500
Intelsat Jackson Holding SA (B), 5.5%, 8/1/23	200,000	164,875
SBA Telecommunications Inc., 5.75%, 7/15/20	300,000	313,125
Sprint Corp., 7.125%, 6/15/24	300,000	263,438
Sprint Corp., 7.625%, 2/15/25	150,000	133,125
T-Mobile USA Inc., 6.633%, 4/28/21	200,000	207,000

		1,819,973
Utilities - 9.4%
AES Corp./VA, 5.5%, 3/15/24	400,000	378,000
AmeriGas Finance LLC / AmeriGas Finance Corp., 7%, 5/20/22	400,000	422,000
Calpine Corp., 5.5%, 2/1/24	250,000	237,500
Dynegy Inc., 7.625%, 11/1/24	150,000	150,375
Ferrellgas L.P. / Ferrellgas Finance Corp., 6.75%, 1/15/22	400,000	371,064
NRG Energy Inc., 8.25%, 9/1/20	200,000	205,000
NRG Energy Inc., 6.25%, 5/1/24	200,000	179,000
Suburban Propane Partners L.P. / Suburban Energy Finance Corp., 7.375%, 8/1/21	227,000	238,350
Talen Energy Supply LLC (A), 4.625%, 7/15/19	250,000	228,700

		2,409,989

Total Corporate Notes and Bonds
(Cost $25,203,764)		23,925,072

	Shares

SHORT-TERM INVESTMENTS - 3.8%
State Street Institutional U.S. Government Money Market Fund, Premier Class	981,190	981,190

Total Short-Term Investments
(Cost $981,190)		981,190

TOTAL INVESTMENTS - 97.7% (Cost $26,184,954** )		24,906,262

NET OTHER ASSETS AND LIABILITIES - 2.3%		597,694

TOTAL NET ASSETS - 100.0%		$25,503,956

**	Aggregate cost for Federal tax purposes was $26,184,954.
(A)	Security sold within terms of a private placement memorandum exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “qualified institutional buyers.”
(B)	Notes and bonds, issued by foreign entities, denominated in U.S. dollars. The aggregate of these securities is 10.0% of total net assets.
(C)	Illiquid security (See Note 2).

Madison Diversified Income Fund Portfolio of Investments

	Shares	Value (Note 2)

COMMON STOCKS - 54.1%

Consumer Discretionary - 5.1%
Home Depot Inc./The	20,800	$2,571,712
McDonald’s Corp.	33,000	3,704,250
Omnicom Group Inc.	17,000	1,273,640

		7,549,602
Consumer Staples - 9.6%
Coca-Cola Co./The	45,000	1,905,750
General Mills Inc.	33,500	1,946,685
JM Smucker Co./The	20,000	2,347,800
Mondelez International Inc., Class A	33,500	1,546,360
Nestle S.A., ADR	26,700	2,035,074
PepsiCo Inc.	15,000	1,532,850
Procter & Gamble Co./The	37,500	2,864,250

		14,178,769
Energy - 4.5%
Chevron Corp.	17,700	1,608,576
Exxon Mobil Corp.	27,500	2,275,350
Marathon Petroleum Corp.	17,000	880,600
Occidental Petroleum Corp.	8,500	633,590
Schlumberger Ltd.	16,000	1,250,560

		6,648,676
Financials - 8.1%
BB&T Corp.	33,500	1,244,525
MetLife Inc.	24,500	1,234,310
Northern Trust Corp.	16,000	1,126,240
Travelers Cos. Inc./The	31,500	3,556,035
US Bancorp	51,500	2,172,270
Wells Fargo & Co.	47,000	2,544,580

		11,877,960
Health Care - 7.2%
Amgen Inc.	7,500	1,186,350
Johnson & Johnson	27,500	2,778,325
Medtronic PLC	22,100	1,633,632
Merck & Co. Inc.	35,000	1,913,100
Pfizer Inc.	90,000	3,043,800

		10,555,207
Industrials - 8.4%
3M Co.	5,500	864,655
Boeing Co./The	18,200	2,694,874
General Electric Co.	101,500	2,935,380
United Parcel Service Inc., Class B	25,300	2,606,406
United Technologies Corp.	18,500	1,820,585
Waste Management Inc.	28,000	1,505,280

		12,427,180
Information Technology - 7.2%
Accenture PLC, Class A	27,000	2,894,400
Automatic Data Processing Inc.	10,000	869,900
Cisco Systems Inc.	32,000	923,200
Linear Technology Corp.	33,000	1,465,860
Microsoft Corp.	50,500	2,658,320
Texas Instruments Inc.	31,000	1,758,320

		10,570,000
Materials - 1.1%
Praxair Inc.	14,000	1,555,260

Telecommunication Service - 1.6%
Verizon Communications Inc.	52,000	2,437,760

Utilities - 1.3%
Duke Energy Corp.	26,500	1,893,955

Total Common Stocks
(Cost $62,068,568)		79,694,369
	Par Value

ASSET BACKED SECURITIES - 1.2%
ABSC Long Beach Home Equity Loan Trust, Series 2000-LB1, Class AF5 (A), 8.55%, 9/21/30	$98,971	103,101
Ally Master Owner Trust, Series 2014-4, Class A2, 1.43%, 6/17/19	225,000	224,732
CNH Equipment Trust, Series 2014-A, Class A3, 0.84%, 5/15/19	175,000	174,651
Ford Credit Auto Owner Trust, Series 2014-A, Class A3, 0.79%, 5/15/18	179,918	179,826
Hyundai Auto Receivables Trust, Series 2014-A, Class A3, 0.79%, 7/16/18	95,347	95,301
Mercedes-Benz Auto Lease Trust, Series 2014-A, Class A4, 0.9%, 12/16/19	325,000	324,994
Santander Drive Auto Receivables Trust, Series 2013-3 Class B, 1.19%, 5/15/18	121,493	121,477
Santander Drive Auto Receivables Trust, Series 2013-5, Class C, 2.25%, 6/17/19	250,000	251,387
Volkswagen Auto Lease Trust, Series 2014-A, Class A3, 0.8%, 4/20/17	150,000	149,994
Volvo Financial Equipment LLC, Series 2014-1A, Class A3 (B), 0.82%, 4/16/18	125,000	124,820

Total Asset Backed Securities
(Cost $1,750,519)		1,750,283

COMMERCIAL MORTGAGE-BACKED
SECURITIES - 0.7%
Bear Stearns Commercial Mortgage
Securities Trust, Series 2007-PW17, Class A1A (A), 5.65%, 6/11/50	324,545	344,672
Fannie Mae-Aces, Series 2013-M12, Class APT (A), 2.387%, 3/25/23	310,276	315,235
FREMF Mortgage Trust, Series 2012-K708, Class B (A) (B), 3.754%, 2/25/45	300,000	311,425

Total Commercial Mortgage-Backed
Securities (Cost $967,431)		971,332

See accompanying Notes to Financial Statements.

Madison Funds | October 31, 2015

Madison Diversified Income Fund Portfolio of Investments - continued

	Par Value	Value (Note 2)

CORPORATE NOTES AND BONDS - 15.6%

Consumer Discretionary - 2.5%
AARP Inc. (B) (C), 7.5%, 5/1/31	$750,000	$1,013,933
Advance Auto Parts Inc., 4.5%, 12/1/23	500,000	519,694
Amazon.com Inc., 3.3%, 12/5/21	200,000	207,745
CCO Safari II LLC (B), 4.464%, 7/23/22	400,000	405,799
ERAC USA Finance LLC (B), 6.7%, 6/1/34	325,000	385,241
GLP Capital L.P. / GLP Financing II Inc., 4.875%, 11/1/20	125,000	128,750
Royal Caribbean Cruises Ltd. (D), 7.25%, 6/15/16	400,000	412,112
Time Warner Inc., 4.75%, 3/29/21	400,000	437,819
Walgreens Boots Alliance Inc., 4.5%, 11/18/34	155,000	143,666

		3,654,759
Consumer Staples - 0.8%
Coca-Cola Co./The, 2.45%, 11/1/20	500,000	508,816
CVS Health Corp., 5.125%, 7/20/45	250,000	268,021
Mead Johnson Nutrition Co., 3%, 11/15/20	125,000	125,682
Sysco Corp., 2.6%, 10/1/20	250,000	252,560

		1,155,079
Energy - 2.2%
Antero Resources Corp. (B), 5.625%, 6/1/23	150,000	138,000
ConocoPhillips Co., 4.15%, 11/15/34	500,000	480,459
Energy Transfer Partners L.P., 5.2%, 2/1/22	200,000	198,992
Enterprise Products Operating LLC, 5.2%, 9/1/20	450,000	494,719
Enterprise Products Operating LLC, 3.75%, 2/15/25	300,000	288,914
Freeport-McMoran Oil & Gas LLC / FCX Oil & Gas Inc., 6.75%, 2/1/22	250,000	220,313
Hess Corp., 7.875%, 10/1/29	150,000	179,082
Marathon Oil Corp., 6%, 10/1/17	300,000	320,733
Phillips 66, 4.65%, 11/15/34	500,000	498,908
Transocean Inc. (D), 7.5%, 4/15/31	280,000	189,000
Williams Partners L.P. / ACMP Finance Corp., 4.875%, 5/15/23	250,000	225,650

		3,234,770
Financials - 2.1%
Air Lease Corp., 3.75%, 2/1/22	300,000	296,924
American Express Credit Corp., MTN, 2.375%, 3/24/17	90,000	91,394
Capital One Financial Corp., 2.45%, 4/24/19	200,000	200,185
Fifth Third Bancorp, 2.3%, 3/1/19	275,000	275,603
Glencore Funding LLC (B), 3.125%, 4/29/19	265,000	227,238
Goldman Sachs Group Inc./The, 5.75%, 1/24/22	500,000	572,954
Huntington National Bank/The, 2.2%, 4/1/19	400,000	398,897
Morgan Stanley, 2.8%, 6/16/20	225,000	226,890
New York Life Global Funding (B), 1.95%, 2/11/20	300,000	297,089
Synchrony Financial, 3.75%, 8/15/21	250,000	252,128
Welltower Inc., 4.5%, 1/15/24	200,000	207,772

		3,047,074
Health Care - 1.7%
AbbVie Inc., 2%, 11/6/18	300,000	300,146
Actavis Funding SCS (D), 4.75%, 3/15/45	150,000	143,447
Amgen Inc., 5.85%, 6/1/17	1,050,000	1,122,238
HCA Inc., 3.75%, 3/15/19	150,000	152,625
Merck Sharp & Dohme Corp., 5.75%, 11/15/36	220,000	267,796
UnitedHealth Group Inc., 2.875%, 3/15/23	400,000	399,226
Wyeth LLC, 6.5%, 2/1/34	150,000	188,557

		2,574,035
Industrials - 1.7%
Boeing Co./The, 8.625%, 11/15/31	150,000	221,443
Burlington Northern Santa Fe LLC, 8.125%, 4/15/20	175,000	212,378
Caterpillar Inc., 3.9%, 5/27/21	450,000	479,100
Danaher Corp., 3.9%, 6/23/21	450,000	481,325
FedEx Corp., 4.75%, 11/15/45	250,000	246,628
International Lease Finance Corp., 8.875%, 9/1/17	150,000	166,500
Norfolk Southern Corp., 5.59%, 5/17/25	239,000	272,345
Norfolk Southern Corp., 7.05%, 5/1/37	260,000	341,681
United Rentals North America Inc., 4.625%, 7/15/23	150,000	150,656

		2,572,056
Information Technology - 1.7%
Apple Inc., 2.4%, 5/3/23	450,000	440,258
Broadridge Financial Solutions Inc., 3.95%, 9/1/20	450,000	470,556
Cisco Systems Inc., 5.5%, 2/22/16	240,000	243,764
EMC Corp., 2.65%, 6/1/20	70,000	63,746
Fiserv Inc., 2.7%, 6/1/20	250,000	250,267
Hewlett-Packard Enterprise Co. (B), 6.35%, 10/15/45	175,000	169,525
Intel Corp., 4.9%, 7/29/45	250,000	259,993
International Business Machines Corp., 1.875%, 8/1/22	400,000	379,121
Thomson Reuters Corp. (D), 4.3%, 11/23/23	225,000	233,906

		2,511,136
Materials - 0.2%
Westvaco Corp., 8.2%, 1/15/30	175,000	231,569

Telecommunication Services - 1.1%
AT&T Inc., 4.75%, 5/15/46	200,000	183,631
Comcast Cable Communications Holdings Inc., 9.455%, 11/15/22	415,000	576,900
Frontier Communications Corp. (B), 11%, 9/15/25	200,000	209,624
Harris Corp., 5.054%, 4/27/45	250,000	244,914
Verizon Communications Inc., 5.15%, 9/15/23	400,000	445,843

		1,660,912
Utilities - 1.6%
Interstate Power & Light Co., 6.25%,
7/15/39	175,000	226,579
Nevada Power Co., Series R, 6.75%, 7/1/37	400,000	521,579
Sierra Pacific Power Co., Series M, 6%, 5/15/16	126,000	129,507
Southwestern Electric Power Co., Series E, 5.55%, 1/15/17	500,000	521,738
Wisconsin Electric Power Co., 6.5%, 6/1/28	750,000	949,477

		2,348,880

Total Corporate Notes and Bonds
(Cost $22,025,867 )		22,990,270

LONG TERM MUNICIPAL BONDS - 1.6%
Dallas/Fort Worth International Airport Revenue, Series G, 5%, 11/1/29	300,000	344,088
District of Columbia Water & Sewer Authority Revenue, Series A, (ASSURED GTY), 5%, 10/1/34	300,000	328,419
Jacksonville FL Sales Tax Revenue, Series A, 5%, 10/1/29	300,000	342,402
Metropolitan Water District of Southern California Revenue, Series D, 6.538%, 7/1/39	300,000	338,571
Northside Independent School District, General Obligation, Series B, (PSF-GTD), 5.741%, 8/15/35	325,000	357,919
Rancho Water District Financing Authority Revenue, Series A, 6.337%, 8/1/40	350,000	396,162
State of Iowa Revenue, 6.75%, 6/1/34	250,000	285,700

Total Long Term Municipal Bonds
(Cost $2,338,080)		2,393,261

MORTGAGE BACKED SECURITIES - 9.0%

Fannie Mae - 5.6%
5.5%, 4/1/16 Pool # 745444	2,309	2,317
6%, 5/1/16 Pool # 582558	1,033	1,040
5%, 12/1/17 Pool # 672243	27,287	28,340
5%, 5/1/20 Pool # 813965	64,590	68,573
4.5%, 9/1/20 Pool # 835465	75,289	79,091
6%, 5/1/21 Pool # 253847	14,395	16,299
3.5%, 8/1/26 Pool # AL0787	291,123	307,853
3%, 5/1/27 Pool # AL1715	351,591	367,010
3.5%, 8/1/29 Pool # MA2003	317,323	335,283
7%, 12/1/29 Pool # 762813	8,245	8,699
7%, 11/1/31 Pool # 607515	11,639	12,862
3.5%, 12/1/31 Pool # MA0919	546,331	575,903
7%, 5/1/32 Pool # 644591	2,794	3,128
5.5%, 10/1/33 Pool # 254904	85,241	96,084
5%, 6/1/34 Pool # 255230	65,283	72,259
7%, 7/1/34 Pool # 792636	5,165	5,408
4%, 2/1/35 Pool # MA2177	591,777	635,895
5%, 8/1/35 Pool # 829670	74,339	81,884
5%, 9/1/35 Pool # 820347	100,665	113,402
5%, 9/1/35 Pool # 835699	87,806	97,129
5%, 11/1/35 Pool # 844809	32,844	36,185
5%, 12/1/35 Pool # 850561	37,136	40,919
5.5%, 9/1/36 Pool # 831820	158,154	180,471
6%, 9/1/36 Pool # 831741	149,786	169,604
5.5%, 10/1/36 Pool # 901723	80,317	90,048
5.5%, 12/1/36 Pool # 903059	121,177	137,689
5.5%, 7/1/41 Pool # AL6588	309,836	347,346
3.5%, 6/1/42 Pool # AO4134	418,153	436,392
4%, 6/1/42 Pool # MA1087	338,788	361,632
3.5%, 8/1/42 Pool # AO8100	298,908	311,767
3.5%, 8/1/42 Pool # AP2133	310,849	324,257
3%, 2/1/43 Pool # AB8486	418,698	424,404
3%, 2/1/43 Pool # AB8563	248,683	252,059
3%, 2/1/43 Pool # AL3072	406,132	411,961
3%, 3/1/43 Pool # AB8818	419,022	424,728
4%, 1/1/45 Pool # MA2145	621,522	661,972
4.5%, 2/1/45 Pool # MA2193	454,176	494,997
5.5%, 9/25/35 Series 2005-79, Class LT	153,568	173,383

		8,188,273
Freddie Mac - 3.4%
3%, 8/1/27 Pool # J19899	323,110	337,439
8%, 6/1/30 Pool # C01005	1,888	2,138
6.5%, 1/1/32 Pool # C62333	44,586	50,955
5%, 7/1/33 Pool # A11325	219,233	243,700
5%, 4/1/35 Pool # A32315	32,489	35,792
5%, 4/1/35 Pool # A32316	28,490	31,171
5%, 2/1/39 Pool # G05572	420,895	464,064
3.5%, 11/1/40 Pool # G06168	460,196	478,963
4.5%, 9/1/41 Pool # Q03516	282,360	306,241
4%, 10/1/41 Pool # Q04092	354,756	379,174
3%, 8/1/42 Pool # G08502	370,334	374,593
3%, 9/1/42 Pool # C04233	371,625	375,876

See accompanying Notes to Financial Statements.

Madison Funds | October 31, 2015

Madison Diversified Income Fund Portfolio of Investments - continued

	Par Value	Value (Note 2)

MORTGAGE BACKED SECURITIES - continued

Freddie Mac - continued
3%, 4/1/43 Pool # V80025	$421,928	$426,695
3%, 4/1/43 Pool # V80026	421,408	426,176
3.5%, 8/1/44 Pool # Q27927	679,695	707,784
4%, 5/1/45 Pool # G08642	388,343	413,177

		5,053,938
Ginnie Mae - 0.0%
6.5%, 2/20/29 Pool # 2714	21,738	25,483
6.5%, 4/20/31 Pool # 3068	12,445	14,705

		40,188

Total Mortgage Backed Securities
(Cost $13,104,746)		13,282,399

U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 13.8%

U.S. Treasury Bonds - 1.3%
6.625%, 2/15/27	860,000	1,237,370
3.000%, 5/15/42	500,000	509,896
2.500%, 2/15/45	250,000	227,692

		1,974,958
U.S. Treasury Notes - 12.5%
1.375%, 11/30/15	1,500,000	1,501,407
3.125%, 1/31/17	1,750,000	1,806,259
2.375%, 7/31/17	700,000	720,408
4.250%, 11/15/17	2,100,000	2,246,261
3.875%, 5/15/18	750,000	805,898
1.500%, 12/31/18	750,000	758,926
3.125%, 5/15/19	1,000,000	1,064,948
1.625%, 8/31/19	2,000,000	2,023,282
3.375%, 11/15/19	2,000,000	2,157,656
2.000%, 7/31/20	750,000	766,582
2.625%, 11/15/20	2,000,000	2,100,364
1.750%, 5/15/22	1,600,000	1,589,584
2.500%, 8/15/23	750,000	778,261

		18,319,836

Total U.S. Government and Agency
Obligations (Cost $19,857,445)		20,294,794
	Shares

SHORT-TERM INVESTMENTS - 3.5%
State Street Institutional U.S. Government Money Market Fund, Premier Class	5,091,894	5,091,894

Total Short-Term Investments
(Cost $5,091,894)		5,091,894

TOTAL INVESTMENTS - 99.5%
(Cost $127,204,550**)		146,468,602

NET OTHER ASSETS AND LIABILITIES - 0.5%		765,041

TOTAL NET ASSETS - 100.0%		$147,233,643

**	Aggregate cost for Federal tax purposes was $127,377,279.
(A)	Floating rate or variable rate note. Rate shown is as of October 31, 2015.
(B)	Security sold within terms of a private placement memorandum exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “qualified institutional buyers.”
(C)	Illiquid security (See Note 2).
(D)	Notes and bonds, issued by foreign entities, denominated in U.S. dollars. The aggregate of these securities is 0.7% of total net assets.
ADR	American Depositary Receipt.
ASSURED GTY	Assured Guaranty.
MTN	Medium Term Note.
PLC	Public Limited Company.
PSF-GTD	Permanent School Fund Guaranteed.

Madison Covered Call & Equity Income Fund Portfolio of Investments

	Shares	Value (Note 2)

COMMON STOCKS - 76.9%

Consumer Discretionary - 9.5%
CarMax Inc.* (A)	22,700	$1,339,527
CBS Corp., Class B (A)	38,700	1,800,324
Discovery Communications Inc.,
Class A* (A)	33,800	995,072
Discovery Communications Inc., Class C*	31,500	866,880
Johnson Controls Inc. (A)	37,800	1,707,804
Nordstrom Inc. (A)	26,500	1,728,065

		8,437,672
Consumer Staples - 6.8%
Costco Wholesale Corp. (A)	8,500	1,344,020
Diageo PLC, ADR (A)	11,700	1,346,436
JM Smucker Co./The (A)	12,000	1,408,680
Tyson Foods Inc., Class A (A)	44,300	1,965,148

		6,064,284
Energy - 8.9%
Apache Corp. (A)	19,700	928,461
Baker Hughes Inc. (A)	36,300	1,912,284
EOG Resources Inc. (A)	18,600	1,596,810
Occidental Petroleum Corp. (A)	28,700	2,139,298
Schlumberger Ltd. (A)	17,300	1,352,168

		7,929,021
Financials - 9.1%
American Tower Corp. (A)	13,800	1,410,774
PNC Financial Services Group Inc./The (A)	21,700	1,958,642
Progressive Corp./The (A)	23,600	781,868
State Street Corp. (A)	25,600	1,766,400
T. Rowe Price Group Inc. (A)	29,000	2,192,980

		8,110,664
Health Care - 13.8%
Agilent Technologies Inc. (A)	35,700	1,348,032
Biogen Inc.* (A)	7,300	2,120,723
Cerner Corp.* (A)	29,200	1,935,668
Express Scripts Holding Co.* (A)	20,800	1,796,704
Gilead Sciences Inc. (A)	10,200	1,102,926
HCA Holdings Inc.*	18,000	1,238,220
McKesson Corp. (A)	6,000	1,072,800
Varian Medical Systems Inc.* (A)	21,500	1,688,395

		12,303,468
Industrials - 11.4%
Danaher Corp. (A)	19,200	1,791,552
Jacobs Engineering Group Inc.* (A)	35,300	1,416,942
PACCAR Inc. (A)	21,000	1,105,650
United Parcel Service Inc., Class B (A)	18,300	1,885,266
United Technologies Corp. (A)	27,100	2,666,911
W.W. Grainger Inc. (A)	6,200	1,302,000

		10,168,321
Information Technology - 14.8%
Apple Inc. (A)	24,600	2,939,700
EMC Corp. (A)	60,900	1,596,798
Linear Technology Corp. (A)	44,100	1,958,922
Microsoft Corp. (A)	38,400	2,021,376
Nuance Communications Inc.* (A)	63,600	1,079,292
Oracle Corp. (A)	44,700	1,736,148
QUALCOMM Inc. (A)	31,100	1,847,962

		13,180,198
Telecommunication Service - 2.6%
Verizon Communications Inc. (A)	48,000	2,250,240

Total Common Stocks
(Cost $73,974,197)		68,443,868

EXCHANGE TRADED FUNDS - 9.3%
Powershares QQQ Trust Series 1 (A)	24,500	2,776,585
SPDR Gold Shares* (A)	25,600	2,798,080
SPDR S&P 500 ETF Trust (A)	13,100	2,723,883

Total Exchange Traded Funds
(Cost $8,454,329)		8,298,548

	Contracts

PUT OPTIONS PURCHASED - 0.3%
S&P 500 Index, Put, Nov 2015, $1,900	130	$25,675
S&P 500 Index, Put, Jan 2016, $1,950	78	183,300

Total Put Options Purchased
(Cost $1,009,788)		208,975
	Par Value

U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 6.7%
U.S. Treasury Bill (B) (C), 0.002%, 2/25/16	$6,000,000	5,998,512

Total U.S. Government and Agency
Obligations (Cost $5,999,961)		5,998,512
	Shares

SHORT-TERM INVESTMENTS - 10.2%
State Street Institutional U.S. Government Money Market Fund, Premier Class	9,112,595	9,112,595

Total Short-Term Investments
(Cost $9,112,595)		9,112,595

TOTAL INVESTMENTS - 103.4% (Cost $98,550,870**)		92,062,498

NET OTHER ASSETS AND LIABILITIES - 0.2%		222,542
TOTAL CALL & PUT OPTIONS WRITTEN - (3.6%)		(3,213,647)

TOTAL NET ASSETS - 100.0%		$89,071,393

*	Non-income producing.
**	Aggregate cost for Federal tax purposes was $95,877,113.
(A)	All or a portion of these securities’ positions represent covers (directly or through conversion rights) for outstanding options written.
(B)	Rate noted represents annualized yield at time of purchase.
(C)	All or a portion of these securities are segregated as collateral for put options written. As of October 31, 2015, the total amount segregated was $5,998,512.
ADR	American Depositary Receipt.
ETF	Exchange Traded Fund.
PLC	Public Limited Company.

See accompanying Notes to Financial Statements.

Madison Funds | October 31, 2015

Madison Covered Call & Equity Income Fund Portfolio of Investments - continued
	Contracts
	(100 Shares	Expiration	Strike	Value
Call Options Written	Per Contract)	Date	Price	(Note 2)
Agilent Technologies Inc.	180	December 2015	$37.50	$32,220
American Tower Corp.	85	November 2015	92.50	82,450
American Tower Corp.	53	November 2015	98.00	25,705
Apache Corp.	197	January 2016	47.50	65,010
Apple Inc.	130	December 2015	115.00	85,800
Apple Inc.	116	January 2016	117.86	70,180
Baker Hughes Inc.	180	January 2016	55.00	63,900
Biogen Inc.	19	December 2015	280.00	37,810
Biogen Inc.	20	December 2015	300.00	19,200
Biogen Inc.	34	January 2016	300.00	44,370
CarMax Inc.	227	December 2015	60.00	52,778
CBS Corp., Class B	195	December 2015	45.00	60,450
CBS Corp., Class B	192	January 2016	45.00	64,800
Cerner Corp.	107	November 2015	65.00	30,495
Cerner Corp.	119	December 2015	65.00	42,245
Cerner Corp.	23	January 2016	65.00	8,970
Cerner Corp.	43	January 2016	70.00	7,202
Costco Wholesale Corp.	85	December 2015	160.00	24,650
Danaher Corp.	79	December 2015	87.50	55,695
Danaher Corp.	113	January 2016	95.00	27,685
Diageo PLC	117	November 2015	115.00	22,815
Discovery Communications Inc.	183	January 2016	30.00	26,535
EMC Corp.	230	November 2015	25.00	35,305
EOG Resources Inc.	120	January 2016	77.50	123,900
EOG Resources Inc.	66	January 2016	82.50	44,880
Express Scripts Holding Co.	88	November 2015	87.50	16,368
Express Scripts Holding Co.	120	November 2015	88.50	17,640
Gilead Sciences Inc.	102	November 2015	106.00	41,565
Jacobs Engineering Group Inc.	175	December 2015	40.00	30,625
JM Smucker Co./The	50	December 2015	115.00	23,500
JM Smucker Co./The	70	January 2016	120.00	17,850
Johnson Controls Inc.	189	January 2016	43.00	58,590
Johnson Controls Inc.	189	January 2016	45.00	34,020
Linear Technology Corp.	48	November 2015	41.00	17,520
Linear Technology Corp.	113	November 2015	42.00	30,510
Linear Technology Corp.	160	December 2015	45.00	24,000
McKesson Corp.	60	January 2016	210.00	4,650
Microsoft Corp.	187	November 2015	44.00	162,223
Microsoft Corp.	120	January 2016	45.00	93,300
Microsoft Corp.	77	January 2016	52.50	14,206
Nordstrom Inc.	110	January 2016	67.65	19,360
Nuance Communications Inc.	227	November 2015	18.00	6,810
Nuance Communications Inc.	215	January 2016	18.00	12,362
Occidental Petroleum Corp.	287	December 2015	72.50	106,190
Oracle Corp.	199	January 2016	38.00	40,298
Oracle Corp.	104	January 2016	39.00	15,028
PACCAR Inc.	85	November 2015	57.50	637
PACCAR Inc.	125	February 2016	55.00	22,187
PNC Financial Services Group Inc./The	117	November 2015	87.50	42,413
PNC Financial Services Group Inc./The	100	December 2015	90.00	27,750
Powershares QQQ Trust Series 1	245	November 2015	105.00	210,333
Progressive Corp./The	236	November 2015	28.00	126,260
QUALCOMM Inc.	311	January 2016	57.50	111,183
Schlumberger Ltd.	93	December 2015	77.50	28,086
Schlumberger Ltd.	80	December 2015	80.00	14,320
SPDR Gold Shares	130	December 2015	114.00	9,815
SPDR S&P 500 ETF Trust	131	November 2015	200.00	115,346
State Street Corp.	87	December 2015	67.50	27,405
State Street Corp.	169	January 2016	70.00	37,518
T. Rowe Price Group Inc.	135	November 2015	70.00	77,625
T. Rowe Price Group Inc.	155	January 2016	75.00	40,300
Tyson Foods Inc., Class A	123	November 2015	44.00	15,682
Tyson Foods Inc., Class A	106	November 2015	45.00	8,480
Tyson Foods Inc., Class A	214	December 2015	46.00	25,680
United Parcel Service Inc., Class B	58	November 2015	100.00	20,155
United Parcel Service Inc., Class B	125	December 2015	105.00	15,062
United Technologies Corp.	131	January 2016	95.00	67,138
United Technologies Corp.	140	January 2016	100.00	31,500
Varian Medical Systems Inc.	215	December 2015	80.00	36,012
Verizon Communications Inc.	240	November 2015	44.00	72,480
Verizon Communications Inc.	240	January 2016	45.00	58,080
W.W. Grainger Inc.	31	December 2015	210.00	18,910
W.W. Grainger Inc.	31	January 2016	220.00	11,625

Total Call Options Written (Premiums received $1,916,685)				$3,213,647

Total Options Written, at Value (Premiums received $1,916,685)				$3,213,647

See accompanying Notes to Financial Statements.

Madison Funds | October 31, 2015

Madison Dividend Income Fund Portfolio of Investments

	Shares	Value (Note 2)

COMMON STOCKS - 97.3%
Consumer Discretionary - 9.1%
Home Depot Inc./The	5,200	$642,928
McDonald’s Corp.	8,350	937,288
Omnicom Group Inc.	4,300	322,156

		1,902,372
Consumer Staples - 17.3%
Coca-Cola Co./The	11,400	482,790
General Mills Inc.	9,000	522,990
JM Smucker Co./The	5,000	586,950
Mondelez International Inc., Class A	8,800	406,208
Nestle S.A., ADR	6,700	510,674
PepsiCo Inc.	3,800	388,322
Procter & Gamble Co./The	9,400	717,972

		3,615,906
Energy - 8.2%
Chevron Corp.	4,450	404,416
Exxon Mobil Corp.	6,900	570,906
Marathon Petroleum Corp.	4,300	222,740
Occidental Petroleum Corp.	2,300	171,442
Schlumberger Ltd.	4,400	343,904

		1,713,408
Financials - 14.3%
BB&T Corp.	8,400	312,060
MetLife Inc.	6,000	302,280
Northern Trust Corp.	4,000	281,560
Travelers Cos. Inc./The	8,100	914,409
US Bancorp	12,600	531,468
Wells Fargo & Co.	11,900	644,266

		2,986,043
Health Care - 13.2%
Amgen Inc.	2,200	347,996
Johnson & Johnson	7,000	707,210
Medtronic PLC	5,600	413,952
Merck & Co. Inc.	9,000	491,940
Pfizer Inc.	23,700	801,534

		2,762,632
Industrials - 15.0%
3M Co.	1,350	212,234
Boeing Co./The	4,800	710,736
General Electric Co.	25,200	728,784
United Parcel Service Inc., Class B	6,375	656,752
United Technologies Corp.	4,700	462,527
Waste Management Inc.	7,000	376,320

		3,147,353
Information Technology - 12.9%
Accenture PLC, Class A	7,100	761,120
Automatic Data Processing Inc.	2,600	226,174
Cisco Systems Inc.	8,000	230,800
Linear Technology Corp.	8,400	373,128
Microsoft Corp.	12,700	668,528
Texas Instruments Inc.	8,000	453,760

		2,713,510
Materials - 1.9%
Praxair Inc.	3,600	399,924

Telecommunication Service - 3.1%
Verizon Communications Inc.	13,800	646,944

Utilities - 2.3%
Duke Energy Corp.	6,700	478,849

Total Common Stocks
(Cost $16,560,486)		20,366,941
SHORT-TERM INVESTMENTS - 2.6%
State Street Institutional U.S. Government
Money Market Fund, Premier Class	540,277	540,277

Total Short-Term Investments
(Cost $540,277)		540,277

TOTAL INVESTMENTS - 99.9% (Cost $17,100,763**)		20,907,218
NET OTHER ASSETS AND LIABILITIES - 0.1%		17,340

TOTAL NET ASSETS - 100.0%		$20,924,558

**	Aggregate cost for Federal tax purposes was $17,106,991.
ADR	American Depositary Receipt.
PLC	Public Limited Company.

Madison Large Cap Value Fund Portfolio of Investments

	Shares	Value (Note 2)

COMMON STOCKS - 89.7%
Consumer Discretionary - 4.5%
McDonald’s Corp.	72,000	$8,082,000

Consumer Staples - 13.2%
General Mills Inc.	73,000	4,242,030
JM Smucker Co./The	63,000	7,395,570
Mondelez International Inc., Class A	125,000	5,770,000
Tyson Foods Inc., Class A	134,000	5,944,240

		23,351,840
Energy - 7.9%
Exxon Mobil Corp.	74,000	6,122,760
Marathon Petroleum Corp.	47,000	2,434,600
Occidental Petroleum Corp.	74,000	5,515,960

		14,073,320
Financials - 27.4%
Capital Markets - 1.6%
Bank of New York Mellon Corp./The	67,000	2,790,550

Commercial Banks - 9.9%
Citigroup Inc.	84,000	4,466,280
US Bancorp	114,000	4,808,520
Wells Fargo & Co.	152,000	8,229,280

		17,504,080
Diversified Financial Services - 1.7%
Berkshire Hathaway Inc., Class B *	22,500	3,060,450

Insurance - 14.2%
American International Group Inc.	141,000	8,891,460
Arch Capital Group Ltd.*	55,000	4,118,950
Hartford Financial Services Group Inc./
The	107,000	4,949,820
Markel Corp.*	8,300	7,204,400

		25,164,630

		48,519,710
Health Care - 7.2%
Medtronic PLC	26,000	1,921,920
Pfizer Inc.	234,000	7,913,880
Thermo Fisher Scientific Inc.	22,000	2,877,160

		12,712,960
Industrials - 15.9%
Boeing Co./The	21,500	3,183,505
Danaher Corp.	58,000	5,411,980
Expeditors International of Washington
Inc.	34,500	1,717,755
General Electric Co.	301,000	8,704,920
Republic Services Inc.	145,500	6,364,170
Rockwell Collins Inc.	33,000	2,861,760

		28,244,090
Information Technology - 7.5%
Cisco Systems Inc.	200,000	5,770,000
Microsoft Corp.	81,000	4,263,840
Oracle Corp.	84,000	3,262,560

		13,296,400
Telecommunication Service - 3.5%
T-Mobile U.S. Inc.*	162,000	6,138,180

Utilities - 2.6%
Duke Energy Corp.	64,500	4,609,815

Total Common Stocks
(Cost $141,657,411)		159,028,315
SHORT-TERM INVESTMENTS - 10.3%
State Street Institutional U.S.
Government Money Market Fund,
Premier Class	18,244,271	18,244,271

Total Short-Term Investments
(Cost $18,244,271)		18,244,271

TOTAL INVESTMENTS - 100.0%
(Cost $159,901,682**)		177,272,586
NET OTHER ASSETS AND LIABILITIES - 0.0%		(64,200)

TOTAL NET ASSETS - 100.0%		$177,208,386

*	Non-income producing.
**	Aggregate cost for Federal tax purposes was $159,991,135.
PLC	Public Limited Company.
See accompanying Notes to Financial Statements.

37

Madison Funds | October 31, 2015

Madison Investors Fund Portfolio of Investments

	Shares	Value (Note 2)

COMMON STOCKS - 93.3%
Consumer Discretionary - 15.1%
CarMax Inc.*	29,445	$1,737,550
Discovery Communications Inc., Class C*	181,010	4,981,395
McDonald’s Corp.	29,493	3,310,589
Nordstrom Inc.	52,795	3,442,762
TJX Cos. Inc./The	59,370	4,345,290

		17,817,586
Consumer Staples - 14.8%
Costco Wholesale Corp.	17,183	2,716,976
Diageo PLC, ADR	53,499	6,156,665
JM Smucker Co./The	37,070	4,351,647
Nestle S.A., ADR	56,234	4,286,156

		17,511,444
Energy - 1.4%
Schlumberger Ltd.	21,315	1,665,980

Financials - 21.3%
American Tower Corp.	43,100	4,406,113
Berkshire Hathaway Inc., Class B*	32,663	4,442,821
Brookfield Asset Management Inc., Class A	118,382	4,139,819
Markel Corp.*	4,689	4,070,052
Progressive Corp./The	141,075	4,673,815
US Bancorp	80,674	3,402,829

		25,135,449
Health Care - 9.9%
Baxter International Inc.	47,710	1,783,877
HCA Holdings Inc.*	18,105	1,245,443
Johnson & Johnson	52,348	5,288,719
Varian Medical Systems Inc.*	43,812	3,440,556

		11,758,595
Industrials - 14.3%
Copart Inc.*	99,105	3,588,592
Danaher Corp.	33,944	3,167,315
Jacobs Engineering Group Inc.*	96,475	3,872,506
PACCAR Inc.	54,795	2,884,957
Rockwell Collins Inc.	39,299	3,408,009

		16,921,379
Information Technology - 16.5%
Accenture PLC, Class A	47,207	5,060,590
Alphabet Inc., Class C*	6,299	4,477,392
Oracle Corp.	99,900	3,880,116
TE Connectivity Ltd.	44,240	2,850,826
Visa Inc., Class A	42,479	3,295,521

		19,564,445

Total Common Stocks
(Cost $90,828,348)		110,374,878
SHORT-TERM INVESTMENTS - 6.9%
State Street Institutional U.S. Government
Money Market Fund, Premier Class	8,136,685	8,136,685

Total Short-Term Investments
(Cost $8,136,685)		8,136,685

TOTAL INVESTMENTS - 100.2%
(Cost $98,965,033**)		118,511,563
NET OTHER ASSETS AND LIABILITIES - (0.2%)		(227,359)

TOTAL NET ASSETS - 100.0%		$118,284,204

*	Non-income producing.
**	Aggregate cost for Federal tax purposes was $99,302,760.
ADR	American Depositary Receipt.
PLC	Public Limited Company.

Madison Large Cap Growth Fund Portfolio of Investments

	Shares	Value (Note 2)

COMMON STOCKS - 95.1%
Consumer Discretionary - 20.2%
Amazon.com Inc.*	4,730	$2,960,507
CBS Corp., Class B	76,890	3,576,923
Discovery Communications Inc., Class C*	79,869	2,197,995
Home Depot Inc./The	25,000	3,091,000
Liberty Global PLC*	61,345	2,615,751
McDonald’s Corp.	44,215	4,963,134
Nordstrom Inc.	38,545	2,513,519
Omnicom Group Inc.	47,947	3,592,189
Ross Stores Inc.	36,620	1,852,240
Starbucks Corp.	30,000	1,877,100
TJX Cos. Inc./The	35,665	2,610,321
Walt Disney Co./The	30,515	3,470,776

		35,321,455
Consumer Staples - 8.6%
Costco Wholesale Corp.	22,582	3,570,666
CVS Health Corp.	33,066	3,266,259
Diageo PLC, ADR	21,410	2,463,863
JM Smucker Co./The	25,620	3,007,532
PepsiCo Inc.	26,800	2,738,692

		15,047,012
Energy - 1.7%
Schlumberger Ltd.	38,980	3,046,677

Financials - 3.9%
Brookfield Asset Management Inc., Class A	70,342	2,459,859
McGraw Hill Financial Inc.	17,531	1,624,072
T. Rowe Price Group Inc.	35,355	2,673,545

		6,757,476
Health Care - 20.9%
Amgen Inc.	27,555	4,358,650
Baxalta Inc.	51,450	1,772,967
Baxter International Inc.	51,450	1,923,716
Biogen Inc.*	11,445	3,324,887
Celgene Corp.*	15,675	1,923,479
Express Scripts Holding Co.*	38,475	3,323,470
Gilead Sciences Inc.	49,275	5,328,106
HCA Holdings Inc.*	40,440	2,781,868
Johnson & Johnson	37,375	3,775,996
McKesson Corp.	16,583	2,965,040
Thermo Fisher Scientific Inc.	20,493	2,680,075
Varian Medical Systems Inc.*	29,425	2,310,745

		36,468,999
Industrials - 9.2%
3M Co.	13,315	2,093,251
Danaher Corp.	22,170	2,068,683
PACCAR Inc.	38,575	2,030,974
Rockwell Collins Inc.	32,955	2,857,857
United Parcel Service Inc., Class B	37,938	3,908,373
W.W. Grainger Inc.	15,000	3,150,000

		16,109,138
Information Technology - 29.6%
Communications Equipment - 1.5%
QUALCOMM Inc.	45,845	2,724,110

Computers & Peripherals - 5.0%
Apple Inc.	72,678	8,685,021

Electronic Equipment, Instruments &
Components - 1.4%
TE Connectivity Ltd.	39,340	2,535,070

Internet Software & Services - 5.2%
Alphabet Inc., Class C*	12,890	9,162,341

IT Services - 6.5%
Accenture PLC, Class A	39,300	4,212,960
PayPal Holdings Inc.*	90,287	3,251,235
Visa Inc., Class A	49,380	3,830,900

		11,295,095
Semiconductors & Semiconductor
Equipment - 1.8%
Linear Technology Corp.	69,805	3,100,738

Software - 8.2%
Microsoft Corp.	155,585	8,189,994
Oracle Corp.	158,120	6,141,381

		14,331,375

		51,833,750
Telecommunication Service - 1.0%
Verizon Communications Inc.	38,135	1,787,769

Total Common Stocks
(Cost $143,579,613)		166,372,276
SHORT-TERM INVESTMENTS - 3.9%
State Street Institutional U.S. Government
Money Market Fund, Premier Class	6,775,655	6,775,655

Total Short-Term Investments
(Cost $6,775,655)		6,775,655

TOTAL INVESTMENTS - 99.0%
(Cost $150,355,268**)		173,147,931
NET OTHER ASSETS AND LIABILITIES - 1.0%		1,690,453

TOTAL NET ASSETS - 100.0%		$174,838,384

*	Non-income producing.
**	Aggregate cost for Federal tax purposes was $150,551,425.
ADR	American Depositary Receipt.
PLC	Public Limited Company.
See accompanying Notes to Financial Statements.

38

Madison Funds | October 31, 2015

Madison Mid Cap Fund Portfolio of Investments

	Shares	Value (Note 2)

COMMON STOCKS - 93.0%
Consumer Discretionary - 26.0%
Media - 12.3%
Discovery Communications Inc., Class C*	274,654	$7,558,478
Liberty Global PLC*	201,999	8,613,238
Liberty Ventures*	195,097	8,500,376
Omnicom Group Inc.	107,352	8,042,812

		32,714,904
Specialty Retail - 13.7%
Advance Auto Parts Inc.	39,998	7,936,803
CarMax Inc.*	81,678	4,819,819
Ross Stores Inc.	269,252	13,618,766
Sally Beauty Holdings Inc.*	423,914	9,966,218

		36,341,606

		69,056,510
Consumer Staples - 1.1%
Brown-Forman Corp., Class B	26,555	2,819,610

Energy - 4.5%
Oceaneering International Inc.	78,530	3,299,830
World Fuel Services Corp.	196,947	8,756,264

		12,056,094
Financials - 27.9%
Commercial Banks - 4.3%
Glacier Bancorp Inc.	214,174	5,859,801
M&T Bank Corp.	45,587	5,463,602

		11,323,403
Insurance - 17.1%
Arch Capital Group Ltd.*	89,605	6,710,518
Brown & Brown Inc.	410,006	13,230,894
Markel Corp.*	20,029	17,385,172
WR Berkley Corp.	144,252	8,053,589

		45,380,173
Real Estate Investment Trusts (REITs)
- 2.1%
American Tower Corp.	28,303	2,893,416
Crown Castle International Corp.	32,548	2,781,552

		5,674,968
Real Estate Management & Development
- 4.4%
Brookfield Asset Management Inc.,
Class A	334,863	11,710,159

		74,088,703
Health Care - 6.1%
DaVita HealthCare Partners Inc.*	95,130	7,373,526
Laboratory Corp. of America Holdings*	71,984	8,835,316

		16,208,842
Industrials - 14.5%
Copart Inc.*	283,282	10,257,641
Expeditors International of Washington Inc.	207,082	10,310,613
Fastenal Co.	119,721	4,688,274
IHS Inc., Class A*	60,648	7,249,862
Precision Castparts Corp.	26,866	6,200,942

		38,707,332
Information Technology - 9.5%
Amphenol Corp., Class A	107,413	5,823,933
CDW Corp.	261,594	11,690,636
Motorola Solutions Inc.	111,635	7,811,101

		25,325,670
Materials - 3.4%
Crown Holdings Inc.*	169,802	9,006,298

Total Common Stocks
(Cost $166,625,811)		247,269,059
SHORT-TERM INVESTMENTS - 7.1%
State Street Institutional U.S.
Government Money Market Fund,
Premier Class	18,829,399	18,829,399

Total Short-Term Investments
(Cost $18,829,399)		18,829,399

TOTAL INVESTMENTS - 100.1%
(Cost $185,455,210**)		266,098,458
NET OTHER ASSETS AND LIABILITIES - (0.1%)		(218,274)

TOTAL NET ASSETS - 100.0%		$265,880,184

*	Non-income producing.
**	Aggregate cost for Federal tax purposes was $185,562,615.
PLC	Public Limited Company.

Madison Small Cap Fund Portfolio of Investments

	Shares	Value (Note 2)

COMMON STOCKS - 96.4%
Consumer Discretionary - 7.0%
Ascena Retail Group Inc.*	102,980	$1,371,694
Cato Corp./The, Class A	30,519	1,152,397
Fred’s Inc., Class A	81,560	1,127,975
Helen of Troy Ltd.*	16,510	1,637,957
Horizon Global Corp.*	13,220	116,204
International Speedway Corp., Class A	2,800	97,132
Stage Stores Inc.	63,030	613,282

		6,116,641
Consumer Staples - 5.4%
C&C Group PLC (A)	271,683	1,083,782
Casey’s General Stores Inc.	10,000	1,062,200
Cranswick PLC (A)	45,411	1,199,435
Post Holdings Inc.*	21,200	1,362,524

		4,707,941
Energy - 6.2%
Dorian LPG Ltd.*	58,850	693,253
Era Group Inc.*	34,510	480,034
RSP Permian Inc.*	48,344	1,325,592
Scorpio Tankers Inc.	173,260	1,580,131
SEACOR Holdings Inc.*	17,740	1,036,371
Tesco Corp.	43,305	346,440

		5,461,821
Financials - 20.8%
AMERISAFE Inc.	10,590	579,591
DiamondRock Hospitality Co., REIT	71,884	839,605
Education Realty Trust Inc., REIT	28,563	1,025,697
First Busey Corp.	39,797	830,563
First Midwest Bancorp Inc.	89,210	1,589,722
First Niagara Financial Group Inc.	96,320	996,912
Flushing Financial Corp.	39,470	830,449
Great Western Bancorp Inc.	38,848	1,097,844
Hancock Holding Co.	32,110	886,236
International Bancshares Corp.	67,790	1,826,941
MB Financial Inc.	38,440	1,239,306
Northwest Bancshares Inc.	106,950	1,439,547
Primerica Inc.	27,970	1,332,211
Solar Capital Ltd.	41,065	710,835
Summit Hotel Properties Inc., REIT	64,160	839,213
Webster Financial Corp.	59,390	2,203,369

		18,268,041
Health Care - 10.8%
Allscripts Healthcare Solutions Inc.*	98,740	1,388,284
Amsurg Corp.*	10,540	738,749
Charles River Laboratories International Inc.*	20,330	1,326,329
Corvel Corp.*	16,930	562,076
Haemonetics Corp.*	33,680	1,137,710
ICU Medical Inc.*	7,420	815,977
MedAssets Inc.*	47,560	1,126,221
Phibro Animal Health Corp., Class A	22,060	735,922
STERIS Corp.	21,670	1,624,167

		9,455,435
Industrials - 29.3%
Aerospace & Defense - 1.9%
Cubic Corp.	37,550	1,684,118

Building Products - 0.9%
Tyman PLC (A)	201,289	796,682

Commercial Services & Supplies - 10.0%
ACCO Brands Corp.*	143,430	1,157,480
Essendant Inc.	45,960	1,588,837
G&K Services Inc., Class A	31,650	2,083,203
Matthews International Corp., Class A	26,850	1,550,051
SP Plus Corp.*	59,700	1,522,350
Steelcase Inc., Class A	44,420	862,192

		8,764,113
Construction & Engineering - 1.0%
Primoris Services Corp.	45,780	911,938

Electrical Equipment - 1.7%
Babcock & Wilcox Enterprises Inc.*	47,300	803,154
Thermon Group Holdings Inc.*	33,110	665,842

		1,468,996
Machinery - 9.3%
Albany International Corp., Class A	44,510	1,672,240
CIRCOR International Inc.	16,110	739,771
ESCO Technologies Inc.	33,030	1,225,083
Luxfer Holdings PLC, ADR	52,541	569,019
Mueller Industries Inc.	74,450	2,346,664
TriMas Corp.*	77,580	1,552,376

		8,105,153
Professional Services - 2.9%
FTI Consulting Inc.*	39,100	1,329,791
Huron Consulting Group Inc.*	5,800	280,140
Mistras Group Inc.*	51,110	967,001

		2,576,932
Trading Companies & Distributors - 1.6%
GATX Corp.	29,370	1,371,579

		25,679,511
See accompanying Notes to Financial Statements.

39

Madison Funds | October 31, 2015

Madison Small Cap Fund Portfolio of Investments - continued

	Shares	Value (Note 2)

COMMON STOCKS - continued
Information Technology - 8.7%
Belden Inc.	33,882	$2,169,464
Coherent Inc.*	15,220	824,924
CTS Corp.	38,210	694,658
Diebold Inc.	41,410	1,526,787
Forrester Research Inc.	35,140	1,133,968
ScanSource Inc.*	37,100	1,280,321

		7,630,122
Materials - 4.8%
Deltic Timber Corp.	18,620	1,153,695
Greif Inc., Class A	24,150	791,637
Innospec Inc.	11,010	608,192
Sensient Technologies Corp.	25,170	1,642,846

		4,196,370
Utilities - 3.4%
Laclede Group Inc./The	20,170	1,181,357
New Jersey Resources Corp.	21,360	676,685
WGL Holdings Inc.	18,150	1,129,474

		2,987,516

Total Common Stocks
(Cost $74,791,494)		84,503,398
SHORT-TERM INVESTMENTS - 2.5%
State Street Institutional U.S. Government
Money Market Fund, Premier Class	2,153,223	2,153,223

Total Short-Term Investments
(Cost $2,153,223)		2,153,223

TOTAL INVESTMENTS - 98.9% (Cost $76,944,717**)		86,656,621
NET OTHER ASSETS AND LIABILITIES - 1.1%		943,625

TOTAL NET ASSETS - 100.0%		$87,600,246

*	Non-income producing.
**	Aggregate cost for Federal tax purposes was $77,091,261.
(A)	Due to events that occurred between the close of the exchange on which this security is traded and that of the New York Stock Exchange, fair value was determined for this security using methods determined in good faith by or at the discretion of the Board of Trustees (see Note 2).
ADR	American Depositary Receipt.
PLC	Public Limited Company.
REIT	Real Estate Investment Trust.

Madison NorthRoad International Fund Portfolio of Investments

	Shares	Value (Note 2)

COMMON STOCKS - 94.8%
Australia - 1.8%
BHP Billiton Ltd., ADR	24,330	$800,214

Brazil - 1.7%
Estacio Participacoes S.A.	105,952	424,736
Kroton Educacional S.A.	136,990	350,241

		774,977
Denmark - 4.3%
Carlsberg AS, Class B (A)	11,945	977,288
ISS AS (A)	28,295	993,976

		1,971,264
France - 16.0%
AXA S.A., ADR	39,437	1,052,968
BNP Paribas S.A. (A)	13,850	840,065
LVMH Moet Hennessy Louis Vuitton SE (A)	4,768	887,079
Sanofi, ADR	24,390	1,227,793
Schneider Electric SE, ADR	83,545	1,003,375
Technip S.A. (A)	18,735	977,156
Total S.A., ADR	26,276	1,267,291

		7,255,727
Germany - 2.9%
SAP SE, ADR	16,979	1,336,417

Ireland - 2.1%
CRH PLC, ADR	34,316	938,886

Israel - 1.8%
Teva Pharmaceutical Industries Ltd., ADR	14,099	834,520

Japan - 9.2%
Hitachi Ltd. (A)	157,273	903,453
Mitsubishi UFJ Financial Group Inc., ADR	186,866	1,209,023
Secom Co. Ltd., ADR	68,280	1,134,131
Seven & I Holdings Co. Ltd. (A)	20,595	930,644

		4,177,251
Netherlands - 6.5%
Akzo Nobel N.V., ADR	39,031	917,228
ING Groep N.V. (A)	75,230	1,091,015
Royal Dutch Shell PLC, Class A, ADR	18,528	971,979

		2,980,222
Singapore - 1.7%
DBS Group Holdings Ltd. (A)	61,680	759,447

South Korea - 2.3%
Samsung Electronics Co. Ltd. (A)	861	1,031,390

Sweden - 2.5%
Telefonaktiebolaget LM Ericsson, ADR	116,473	1,134,447

Switzerland - 15.9%
ABB Ltd., ADR *	45,080	851,110
Credit Suisse Group AG, ADR *	32,693	817,325
Nestle S.A., ADR	14,939	1,138,651
Novartis AG, ADR	13,809	1,248,748
Roche Holding AG, ADR	29,540	1,001,701
Syngenta AG, ADR	14,010	942,733
TE Connectivity Ltd.	18,860	1,215,339

		7,215,607
United Kingdom - 26.1%
Babcock International Group PLC (A)	68,825	1,021,356
Barclays PLC (A)	276,995	985,820
Berendsen PLC (A)	55,545	876,246
BG Group PLC (A)	79,360	1,250,048
Compass Group PLC, ADR	60,516	1,044,506
Diageo PLC, ADR	14,412	1,658,533
GlaxoSmithKline PLC, ADR	19,809	852,976
HSBC Holdings PLC, ADR	18,053	705,331
Rolls-Royce Holdings PLC * (A)	59,435	628,786
Standard Chartered PLC (A)	65,313	724,876
Tesco PLC, ADR	124,131	1,038,976
WPP PLC, ADR	9,549	1,070,061

		11,857,515

Total Common Stocks
(Cost $44,297,949)		43,067,884

PREFERRED STOCK - 0.0%

United Kingdom - 0.0%
Rolls-Royce Holdings PLC *	5,612,058	8,652

Total Preferred Stocks
(Cost $8,653)		8,652
SHORT-TERM INVESTMENTS - 2.7%
United States - 2.7%
State Street Institutional U.S. Government
Money Market Fund, Premier Class	1,232,870	$1,232,870

Total Short-Term Investments
(Cost $1,232,870)		1,232,870

TOTAL INVESTMENTS - 97.5% (Cost $45,539,472**)		44,309,406
NET OTHER ASSETS AND LIABILITIES - 2.5%		1,119,855

TOTAL NET ASSETS - 100.0%		$45,429,261

*	Non-income producing.
**	Aggregate cost for Federal tax purposes was $45,829,660.
(A)	Due to events that occurred between the close of the exchange on which this security is traded and that of the New York Stock Exchange, fair value was determined for this security using methods determined in good faith by or at the discretion of the Board of Trustees (see Note 2).
ADR	American Depositary Receipt.
PLC	Public Limited Company.

SECTOR ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 10/31/15

Consumer Discretionary	8.3%
Consumer Staples	12.6%
Energy	9.8%
Financials	18.0%
Health Care	11.4%
Industrials	14.4%
Information Technology	12.4%
Materials	7.9%
Money Market Funds	2.7%
Net Other Assets and Liabilities	2.5%
See accompanying Notes to Financial Statements.

40

Madison Funds | October 31, 2015

Madison International Stock Fund Portfolio of Investments

	Shares	Value (Note 2)

COMMON STOCKS - 95.1%
Australia - 2.1%
Ansell Ltd. (A)	18,714	$266,088
Caltex Australia Ltd. (A)	24,828	554,138

		820,226
Austria - 0.7%
UNIQA Insurance Group AG (A)	28,003	260,051

Belgium - 4.0%
Anheuser-Busch InBev N.V. (A)	9,517	1,135,039
KBC Groep N.V. (A)	6,442	391,506

		1,526,545
Brazil - 0.7%
BB Seguridade Participacoes S.A.	41,000	282,792

Canada - 2.9%
Encana Corp.	32,100	244,260
MacDonald Dettwiler & Associates Ltd.	6,500	387,435
National Bank of Canada	14,300	473,641

		1,105,336
Denmark - 1.0%
Carlsberg AS, Class B (A)	4,667	381,834

Finland - 1.9%
Sampo Oyj, Class A (A)	15,134	738,339

France - 9.0%
BNP Paribas S.A. (A)	9,998	606,424
Cap Gemini S.A. (A)	8,332	741,013
Iliad S.A. (A)	1,320	277,343
Total S.A. (A)	8,038	389,517
Valeo S.A. (A)	4,958	765,561
Vinci S.A. (A)	9,931	669,357

		3,449,215
Germany - 2.8%
Bayer AG (A)	8,132	1,085,460

Ireland - 4.2%
James Hardie Industries PLC (A)	29,658	387,196
Ryanair Holdings PLC, ADR	4,368	341,534
Shire PLC (A)	11,539	873,769

		1,602,499
Israel - 2.1%
Teva Pharmaceutical Industries Ltd., ADR	13,755	814,158

Italy - 2.1%
Atlantia SpA (A)	14,204	393,814
Azimut Holding SpA (A)	16,843	404,431

		798,245
Japan - 19.0%
ABC-Mart Inc. (A)	4,300	239,534
Daiwa House Industry Co. Ltd. (A)	42,900	1,120,119
Don Quijote Holdings Co. Ltd. (A)	22,600	828,644
Isuzu Motors Ltd. (A)	30,200	350,974
Japan Tobacco Inc. (A)	14,700	507,842
KDDI Corp. (A)	28,900	698,104
Makita Corp. (A)	6,100	332,669
Seven & I Holdings Co. Ltd. (A)	15,500	700,412
SoftBank Group Corp. (A)	10,700	595,564
Sony Corp. (A)	22,100	626,770
Sumitomo Mitsui Financial Group Inc. (A)	22,100	878,625
United Arrows Ltd. (A)	9,100	391,709

		7,270,966
Luxembourg - 0.7%
RTL Group S.A.*(A)	3,297	285,066

Netherlands - 2.9%
Koninklijke KPN N.V. (A)	101,075	370,147
Wolters Kluwer N.V. (A)	21,469	725,148

		1,095,295
Norway - 1.4%
Telenor ASA (A)	27,946	526,004

Philippines - 0.9%
Alliance Global Group Inc. (A)	868,600	337,297

Spain - 1.1%
Red Electrica Corp. S.A. (A)	4,568	402,549

Sweden - 3.9%
Assa Abloy AB, Class B (A)	37,914	751,928
Swedbank AB, Class A (A)	32,427	743,906

		1,495,834
Switzerland - 7.1%
Credit Suisse Group AG* (A)	17,375	432,667
Novartis AG (A)	18,791	1,703,705
Wolseley PLC (A)	10,207	599,031

		2,735,403
Taiwan - 1.6%
Taiwan Semiconductor Manufacturing Co.
Ltd., ADR	28,500	625,860

Thailand - 0.6%
Krung Thai Bank PCL	447,500	215,147

Turkey - 1.0%
Turkcell Iletisim Hizmetleri AS (A)	92,098	366,314

United Kingdom - 21.4%
Aon PLC	5,845	545,397
BG Group PLC (A)	27,724	436,698
BHP Billiton PLC (A)	20,588	329,266
British American Tobacco PLC (A)	18,033	1,070,354
Direct Line Insurance Group PLC (A)	57,006	346,133
Informa PLC (A)	62,246	543,826
International Consolidated Airlines Group S.A.* (A)	21,741	194,724
Lloyds Banking Group PLC (A)	616,823	699,891
Provident Financial PLC (A)	10,330	551,761
Prudential PLC (A)	47,223	1,102,230
RELX PLC (A)	37,948	678,324
Rexam PLC (A)	69,101	574,604
Royal Dutch Shell PLC, Class A (A)	24,146	627,031
Unilever PLC (A)	11,684	518,880

		8,219,119

Total Common Stocks
(Cost $31,753,705)		36,439,554
SHORT-TERM INVESTMENTS - 4.0%
United States - 4.0%
State Street Institutional U.S. Government
Money Market Fund, Premier Class	1,543,236	1,543,236

Total Short-Term Investments
(Cost $1,543,236)		1,543,236

TOTAL INVESTMENTS - 99.1% (Cost $ 33,296,941**)		37,982,790
NET OTHER ASSETS AND LIABILITIES - 0.9%		346,854

TOTAL NET ASSETS - 100.0%		$38,329,644

*	Non-income producing.
**	Aggregate cost for Federal tax purposes was $33,654,270.
(A)	Due to events that occurred between the close of the exchange on which this security is traded and that of the New York Stock Exchange, fair value was determined for this security using methods determined in good faith by or at the discretion of the Board of Trustees (see Note 2).
ADR	American Depositary Receipt.
PCL	Public Company Limited.
PLC	Public Limited Company.

SECTOR ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 10/31/15

Consumer Discretionary	14.2%
Consumer Staples	11.2%
Energy	5.9%
Financials	25.5%
Health Care	12.4%
Industrials	10.5%
Information Technology	3.6%
Materials	3.4%
Money Market Funds	4.0%
Telecommunication Services	7.4%
Utilities	1.0%
Net Other Assets and Liabilities	0.9%
See accompanying Notes to Financial Statements.

41

Madison Funds | October 31, 2015

Madison Hansberger International Growth Fund Portfolio of Investments

	Shares	Value (Note 2)

COMMON STOCKS - 112.0%
Canada - 5.7%
Cameco Corp.	39,300	$556,881
Canadian Pacific Railway Ltd.	4,500	632,250
Manulife Financial Corp.	43,200	716,688

		1,905,819
China - 14.5%
Alibaba Group Holding Ltd., ADR *	11,000	922,130
China Longyuan Power Group Corp., Class H (A)	504,000	460,349
CITIC Securities Co. Ltd., Class H (A)	310,500	668,466
Hengan International Group Co. Ltd. (A)	46,510	499,574
Ping An Insurance Group Co. of China Ltd., Class H (A)	164,442	920,868
Tencent Holdings Ltd. (A)	73,833	1,381,856

		4,853,243
Denmark - 1.5%
Novo Nordisk AS, Class B (A)	9,425	499,277

France - 7.5%
Christian Dior SE (A)	1,782	350,270
Hermes International (A)	935	359,699
Iliad S.A. (A)	1,642	344,998
Pernod Ricard S.A. (A)	3,141	369,722
Safran S.A. (A)	5,041	382,553
Zodiac Aerospace (A)	27,368	692,048

		2,499,290
Germany - 7.2%
Bayer AG (A)	2,862	382,020
Continental AG (A)	2,124	510,660
Fresenius SE & Co. KGaA (A)	11,873	871,123
KUKA AG (A)	7,588	641,144

		2,404,947
Hong Kong - 2.8%
AIA Group Ltd. (A)	161,800	943,764

India - 5.6%
Dr Reddy’s Laboratories Ltd., ADR	11,400	738,606
HDFC Bank Ltd., ADR	11,800	721,452
Larsen & Toubro Ltd., GDR (A)	19,904	425,123

		1,885,181
Indonesia - 1.4%
Bank Mandiri Persero Tbk PT (A)	714,000	451,507

Ireland - 2.3%
Kerry Group PLC, Class A (A)	5,082	412,740
Kingspan Group PLC (A)	14,977	362,486

		775,226
Japan - 20.8%
CyberAgent Inc. (A)	20,900	856,942
Keyence Corp. (A)	1,960	1,017,281
Nidec Corp. (A)	16,301	1,224,800
Nomura Holdings Inc. (A)	154,090	965,383
Seven & I Holdings Co. Ltd. (A)	12,953	585,319
SoftBank Group Corp. (A)	17,492	973,608
Toyota Motor Corp. (A)	21,583	1,321,540

		6,944,873
Mexico - 3.2%
Grupo Financiero Banorte S.A.B. de C.V.,
Class O	97,400	521,443
Grupo Mexico S.A.B. de C.V.	228,100	555,964

		1,077,407
Netherlands - 4.2%
ASML Holding N.V.	7,523	698,059
NXP Semiconductors N.V.*	8,909	698,020

		1,396,079
Norway - 1.0%
Telenor ASA (A)	18,072	340,154

Singapore - 2.0%
DBS Group Holdings Ltd. (A)	54,395	669,749

South Korea - 4.2%
Amorepacific Corp. (A)	1,642	540,521
LG Household & Health Care Ltd. (A)	1,063	879,573

		1,420,094
Spain - 1.2%
Grifols S.A. (A)	8,314	385,316

Sweden - 1.9%
Hexagon AB, Class B shares (A)	17,994	622,909

Switzerland - 10.4%
Cie Financiere Richemont S.A. (A)	5,624	481,031
Credit Suisse Group AG * (A)	27,351	681,087
LafargeHolcim Ltd. * (A)	6,840	384,683
Nestle S.A. (A)	4,701	358,889
Partners Group Holding AG (A)	1,900	686,881
Roche Holding AG (A)	1,246	337,494
UBS Group AG (A)	27,337	545,588

		3,475,653
United Kingdom - 14.6%
Amec Foster Wheeler PLC (A)	49,426	540,002
ARM Holdings PLC (A)	37,512	592,923
Ashtead Group PLC (A)	42,992	661,491
BG Group PLC (A)	29,377	462,735
Carnival PLC (A)	14,650	814,461
London Stock Exchange Group PLC (A)	13,784	539,218
Michael Page International PLC (A)	72,977	555,362
Prudential PLC (A)	30,498	711,852

		4,878,044

Total Common Stocks
(Cost $33,644,477)		37,428,532
SHORT-TERM INVESTMENTS - 1.2%
United States - 1.2%
State Street Institutional U.S. Government
Money Market Fund, Premier Class	388,902	388,902

Total Short-Term Investments
(Cost $388,902)		388,902

TOTAL INVESTMENTS - 113.2%
(Cost $34,033,379**)		37,817,434
NET OTHER ASSETS AND LIABILITIES - (13.2%)		(4,412,412)

TOTAL NET ASSETS - 100.0%		$33,405,022

*	Non-income producing.
**	Aggregate cost for Federal tax purposes was $34,929,061.
(A)	Due to events that occurred between the close of the exchange on which this security is traded and that of the New York Stock Exchange, fair value was determined for this security using methods determined in good faith by or at the discretion of the Board of Trustees (see Note 2).
ADR	American Depositary Receipt.
GDR	Global Depositary Receipt.
PLC	Public Limited Company.
See accompanying Notes to Financial Statements.

42

Madison Funds | October 31, 2015

Madison Target Retirement 2020 Fund Portfolio of Investments

	Shares	Value (Note 2)

INVESTMENT COMPANIES - 100.1%
Alternative Funds - 2.5%
SPDR Gold Shares*	12,293	$1,343,625

Bond Funds - 60.6%
Baird Aggregate Bond Fund Institutional Shares	125,308	1,345,806
iShares 20+ Year Treasury Bond ETF	6,571	806,787
iShares 3-7 Year Treasury Bond ETF †	130,112	16,122,178
iShares 7-10 Year Treasury Bond ETF	62,748	6,715,291
iShares TIPS Bond Fund ETF	29,054	3,223,832
Metropolitan West High Yield Bond Fund
Class I	286,110	2,689,437
Metropolitan West Total Return Bond
Fund Class I	124,151	1,343,318
Vanguard Short-Term Corporate Bond ETF	3,354	267,247

		32,513,896
Foreign Stock Funds - 7.5%
iShares Global Energy ETF	8,385	266,559
iShares MSCI EAFE Minimum Volatility ETF	16,231	1,068,325
iShares MSCI United Kingdom ETF	30,783	537,779
Vanguard FTSE All-World ex-U.S. ETF	11,755	534,617
WisdomTree Europe Hedged Equity Fund	17,535	1,065,777
WisdomTree Japan Hedged Equity Fund	10,038	534,925

		4,007,982
Money Market Funds - 2.1%
State Street Institutional U.S. Government
Money Market Fund, Premier Class	1,099,884	1,099,884

Stock Funds - 27.4%
Financial Select Sector SPDR Fund	11,088	266,999
iShares Core S&P Mid-Cap ETF	7,416	1,069,461
PowerShares Buyback Achievers
Portfolio ETF	45,230	2,135,308
Schwab Fundamental U.S. Large Company
Index Fund Institutional Shares	35,374	535,559
Schwab U.S. Dividend Equity ETF	27,304	1,067,586
SPDR S&P 500 ETF Trust	35,936	7,472,173
SPDR S&P Homebuilders ETF	14,892	532,240
Vanguard Growth ETF	4,889	534,319
Vanguard Health Care ETF	2,034	266,312
Vanguard Information Technology ETF	7,255	801,387

		14,681,344

TOTAL INVESTMENTS - 100.1%
(Cost $49,344,384** )		53,646,731
NET OTHER ASSETS AND LIABILITIES - (0.1%)		(28,121)

TOTAL NET ASSETS - 100.0%		$53,618,610

*	Non-income producing.
†	The annual report and prospectus for the iShare 3-7 Year Treasury Bond ETF can be found at: http://www.ishares.com/us/library/financial-legal-tax.
**	Aggregate cost for Federal tax purposes was $50,079,193.
ETF	Exchange Traded Fund.

Madison Target Retirement 2030 Fund Portfolio of Investments

	Shares	Value (Note 2)

INVESTMENT COMPANIES - 100.1%
Alternative Funds - 3.1%
SPDR Gold Shares*	22,047	$2,409,736

Bond Funds - 39.1%
Baird Aggregate Bond Fund Institutional Shares	74,094	795,773
iShares 20+ Year Treasury Bond ETF	9,607	1,179,547
iShares 3-7 Year Treasury Bond ETF	134,108	16,617,322
iShares 7-10 Year Treasury Bond ETF	55,333	5,921,738
iShares TIPS Bond Fund ETF	36,104	4,006,100
Metropolitan West High Yield Bond Fund
Class I	170,656	1,604,165
Metropolitan West Total Return Bond
Fund Class I	73,684	797,265

		30,921,910
Foreign Stock Funds - 12.0%
iShares Global Energy ETF	25,048	796,276
iShares MSCI EAFE Minimum Volatility ETF	36,295	2,388,937
iShares MSCI United Kingdom ETF	45,760	799,427
Vanguard FTSE All-World ex-U.S. ETF	34,949	1,589,481
WisdomTree Europe Hedged Equity Fund	38,047	2,312,497
WisdomTree India Earnings Fund	19,185	385,618
WisdomTree Japan Hedged Equity Fund	22,383	1,192,790

		9,465,026
Money Market Funds - 2.1%
State Street Institutional U.S. Government
Money Market Fund, Premier Class	1,678,588	1,678,588

Stock Funds - 43.8%
iShares Core S&P Mid-Cap ETF	16,621	2,396,914
PowerShares Buyback Achievers
Portfolio ETF	118,290	5,584,471
Schwab Fundamental U.S. Large Company
Index Fund Institutional Shares	52,761	798,809
Schwab U.S. Dividend Equity ETF	40,810	1,595,671
SPDR S&P 500 ETF Trust	89,783	18,668,579
SPDR S&P Homebuilders ETF	44,412	1,587,285
Vanguard Financials ETF	8,175	400,820
Vanguard Growth ETF	7,307	798,582
Vanguard Health Care ETF	6,079	795,924
Vanguard Information Technology ETF	18,071	1,996,123

		34,623,178

TOTAL INVESTMENTS - 100.1%
(Cost $70,157,376**)		79,098,438
NET OTHER ASSETS AND LIABILITIES - (0.1%)		(91,513)

TOTAL NET ASSETS - 100.0%		$79,006,925

*	Non-income producing.
**	Aggregate cost for Federal tax purposes was $71,564,106.
ETF	Exchange Traded Fund.
See accompanying Notes to Financial Statements.

43

Madison Funds | October 31, 2015

Madison Target Retirement 2040 Fund Portfolio of Investments

	Shares	Value (Note 2)

INVESTMENT COMPANIES - 100.4%
Alternative Funds - 3.0%
SPDR Gold Shares*	13,794	$1,507,684

Bond Funds - 29.1%
Baird Aggregate Bond Fund Institutional Shares	23,434	251,679
iShares 20+ Year Treasury Bond ETF	6,144	754,360
iShares 3-7 Year Treasury Bond ETF	60,839	7,538,560
iShares 7-10 Year Treasury Bond ETF	23,469	2,511,652
iShares TIPS Bond Fund ETF	20,385	2,261,920
Metropolitan West High Yield Bond Fund Class I	106,680	1,002,794
Metropolitan West Total Return Bond Fund Class I	23,218	251,217

		14,572,182
Foreign Stock Funds - 14.5%
iShares Global Energy ETF	15,682	498,531
iShares MSCI EAFE Minimum Volatility ETF	30,354	1,997,900
iShares MSCI United Kingdom ETF	28,569	499,101
Vanguard FTSE All-World ex-U.S. ETF	27,476	1,249,609
WisdomTree Europe Hedged Equity Fund	28,795	1,750,160
WisdomTree India Earnings Fund	12,452	250,285
WisdomTree Japan Hedged Equity Fund	18,777	1,000,626

		7,246,212
Money Market Funds - 2.4%
State Street Institutional U.S. Government
Money Market Fund, Premier Class	1,181,736	1,181,736

Stock Funds - 51.4%
iShares Core S&P Mid-Cap ETF	12,134	1,749,844
PowerShares Buyback Achievers
Portfolio ETF	84,585	3,993,258
Schwab Fundamental U.S. Large Company
Index Fund Institutional Shares	49,616	751,183
Schwab U.S. Dividend Equity ETF	38,296	1,497,374
SPDR S&P 500 ETF Trust †	62,411	12,977,119
SPDR S&P Homebuilders ETF	27,890	996,789
Vanguard Financials ETF	10,173	498,782
Vanguard Growth ETF	6,857	749,401
Vanguard Health Care ETF	5,706	747,087
Vanguard Information Technology ETF	15,823	1,747,809

		25,708,646

TOTAL INVESTMENTS - 100.4%
(Cost $43,088,431**)		50,216,460
NET OTHER ASSETS AND LIABILITIES - (0.4%)		(187,046)

TOTAL NET ASSETS - 100.0%		$50,029,414

*	Non-income producing.
†	The annual report and prospectus for the SPDR S&P 500 ETF Trust can be found at:http://www.spdrs.com/product/fund.seam?ticker=spy.
**	Aggregate cost for Federal tax purposes was $44,032,210.
ETF	Exchange Traded Fund.

Madison Target Retirement 2050 Fund Portfolio of Investments

	Shares	Value (Note 2)

INVESTMENT COMPANIES - 101.6%
Alternative Funds - 3.0%
SPDR Gold Shares*	5,650	$617,545

Bond Funds - 19.1%
iShares 20+ Year Treasury Bond ETF	2,517	309,037
iShares 3-7 Year Treasury Bond ETF	14,950	1,852,455
iShares 7-10 Year Treasury Bond ETF	4,807	514,445
iShares TIPS Bond Fund ETF	7,417	822,990
Metropolitan West High Yield Bond Fund Class I	43,842	412,116

		3,911,043
Foreign Stock Funds - 17.0%
iShares Global Energy ETF	6,424	204,219
iShares MSCI EAFE Minimum Volatility ETF	15,542	1,022,975
iShares MSCI United Kingdom ETF	17,525	306,162
Vanguard FTSE All-World ex-U.S. ETF	13,506	614,253
WisdomTree Europe Hedged Equity Fund	13,480	819,314
WisdomTree India Earnings Fund	5,100	102,510
WisdomTree Japan Hedged Equity Fund	7,691	409,853

		3,479,286
Money Market Funds - 3.6%
State Street Institutional U.S. Government
Money Market Fund, Premier Class	737,677	737,677

Stock Funds - 58.9%
iShares Core S&P Mid-Cap ETF	5,680	819,113
Market Vectors Agribusiness ETF	4,223	204,731
PowerShares Buyback Achievers
Portfolio ETF	34,647	1,635,685
Schwab Fundamental U.S. Large Company
Index Fund Institutional Shares	27,098	410,265
Schwab U.S. Dividend Equity ETF	20,916	817,816
SPDR S&P 500 ETF Trust †	27,528	5,723,897
SPDR S&P Homebuilders ETF	11,424	408,294
Vanguard Financials ETF	6,250	306,437
Vanguard Growth ETF	3,745	409,291
Vanguard Health Care ETF	3,117	408,109
Vanguard Information Technology ETF	8,336	920,794

		12,064,432

TOTAL INVESTMENTS - 101.6%
(Cost $18,382,925**)		20,809,983
NET OTHER ASSETS AND LIABILITIES - (1.6%)		(327,810)

TOTAL NET ASSETS - 100.0%		$20,482,173

*	Non-income producing.
†	The annual report and prospectus for the SPDR S&P 500 ETF Trust can be found at:http://www.spdrs.com/product/fund.seam?ticker=spy.
**	Aggregate cost for Federal tax purposes was $18,800,081.
ETF	Exchange Traded Fund.
See accompanying Notes to Financial Statements.

44

Madison Funds | October 31, 2015

Statements of Assets and Liabilities as of October 31, 2015

	Conservative		Moderate	Aggressive	Cash	Tax-Free	Tax-Free	High Quality	Core
	Allocation		Allocation	Allocation	Reserves	Virginia	National	Bond	Bond
	Fund		Fund	Fund	Fund	Fund	Fund	Fund	Fund

Assets:
Investments in securities, at cost:
Unaffiliated issuers		$44,305,696	$86,030,921	$36,232,574	$18,735,921	$21,394,098	$25,832,587	$100,628,145	$217,500,787
Affiliated issuers[1]		29,952,643	52,119,149	21,563,771	–	–	–	–	–
Net unrealized appreciation
Unaffiliated issuers		261,176	974,717	544,930	–	771,754	1,352,026	957,397	3,565,780
Affiliated issuers[1]		1,220,378	6,868,891	3,516,750	–	–	–	–	–

Total investments, at value		75,739,893	145,993,678	61,858,025	18,735,921	22,165,852	27,184,613	101,585,542	221,066,567
Cash	.	–	–	–	500,000	232,337	266,865	–	893,028
Receivables:
Investments sold		–	–	–	–	–	–	452,026	1,008,091
Fund shares sold		72,884	80,991	16,683	1,799	50	8,242	23,378	3,304
Dividends and interest		53,778	58,975	12,502	76,885	279,995	319,423	682,571	1,958,774
Due from Adviser		–	–	–	7,511	–	–	–	–
Variation margin receivable	.	–	–	–	–	–	–	–	615

Total assets		75,866,555	146,133,644	61,887,210	19,322,116	22,678,234	27,779,143	102,743,517	224,930,379
Liabilities:
Payables:
Investments purchased		–	–	–	–	–	–	–	499,510
Fund shares repurchased		5,969	23,360	24,984	2,810	1,245	9,079	149,005	141,401
Advisory agreement fees		12,807	24,570	10,339	6,579	9,618	11,784	26,328	95,058
Service agreement fees		16,009	30,712	12,924	2,774	6,732	8,249	16,675	28,366
Distribution fees - Class B		6,419	18,576	7,783	149	–	–	–	1,921
Distribution fees - Class C		12,382	5,943	1,629	–	–	–	–	–
Shareholder servicing fees		15,999	30,693	12,922	–	–	–	–	7,636
Dividends		–	–	–	–	1,267	5,922	–	277,607
Options written, at value (premium received $9,225) (Note 6)	.	–	–	–	–	–	–	–	20,313

Total liabilities		69,585	133,854	70,581	12,312	18,862	35,034	192,008	1,071,812

Net Assets		$75,796,970	$145,999,790	$61,816,629	$19,309,804	$22,659,372	$27,744,109	$102,551,509	$223,858,567

Net Assets consist of:
Paid-in capital		$72,435,723	$131,262,857	$53,526,705	$19,309,826	$21,814,121	$26,225,365	$101,151,344	$218,404,747
Accumulated undistributed net investment income (loss)		56,082	393,328	15,070	–	3,700	4,472	96,596	44,769
Accumulated net realized gain (loss) on investments sold and foreign currency related transactions		1,823,611	6,499,997	4,213,174	(22)	69,797	162,246	346,172	1,853,749
Net unrealized appreciation of investments (including appreciation (depreciation) of foreign currency related transactions)		1,481,554	7,843,608	4,061,680	–	771,754	1,352,026	957,397	3,555,302

Net Assets		$75,796,970	$145,999,790	$61,816,629	$19,309,804	$22,659,372	$27,744,109	$102,551,509	$223,858,567

Class A Shares:
Net Assets		$46,039,076	$107,042,875	$46,834,314	$19,075,910				$32,822,558
Shares of beneficial interest outstanding		4,331,112	9,210,173	3,944,472	19,075,922				3,251,376
Net Asset Value and redemption price per share		$10.63	$11.62	$11.87	$1.00				$10.09
Sales charge of offering price[2]		0.65	0.71	0.72	–				0.48

Maximum offering price per share		$11.28	$12.33	$12.59	$1.00				$10.57

Class B Shares:
Net Assets		$10,064,020	$29,450,533	$12,382,566	$233,894				$2,929,318
Shares of beneficial interest outstanding		941,688	2,555,421	1,062,570	233,882				290,024
Net Asset Value and redemption price per share[3]		$10.69	$11.52	$11.65	$1.00				$10.10

Class C Shares:
Net Assets		$19,693,874	$9,506,382	$2,599,749
Shares of beneficial interest outstanding		1,841,617	824,377	222,950
Net Asset Value and redemption price per share[3]		$10.69	$11.53	$11.66

Class Y Shares:
Net Assets						$22,659,372	$27,744,109	$102,551,509	$186,414,012
Shares of beneficial interest outstanding						1,952,237	2,518,994	9,286,871	18,519,348
Net Asset Value and redemption price per share[3]						$11.61	$11.01	$11.04	$10.07

Class R6 Shares:
Net Assets									$1,692,679
Shares of beneficial interest outstanding									167,753
Net Asset Value and redemption price per share[3]									$10.09

[1]	See Note 12 for information on affiliated issuers.
[2]	Sales charge of offering price is 5.75% for the Conservative Allocation, Moderate Allocation, and Aggressive Allocation Funds and 4.50% for the Core Bond Fund.
[3]	If applicable, redemption price per share may be reduced by a contingent deferred sales charge.

See accompanying Notes to Financial Statements.

45

Madison Funds | October 31, 2015

Statements of Assets and Liabilities as of October 31, 2015

				Covered Call &
	Corporate	High	Diversified	Equity	Dividend	Large Cap		Large Cap
	Bond	Income	Income	Income	Income	Value	Investors	Growth
	Fund	Fund	Fund	Fund	Fund	Fund	Fund	Fund

Assets:
Investments in securities, at cost:
Unaffiliated issuers	$23,230,695	$26,184,954	$127,204,550	$98,550,870	$17,100,763	$159,901,682	$98,965,033	$150,355,268
Net unrealized appreciation (depreciation)
Unaffiliated issuers	182,759	(1,278,692)	19,264,052	(6,488,372)	3,806,455	17,370,904	19,546,530	22,792,663

Total investments at value	23,413,454	24,906,262	146,468,602	92,062,498	20,907,218	177,272,586	118,511,563	173,147,931
Foreign currency (cost of $15,682, $4, and $44, respectively)(Note 2)	–	–	–	–	–	–	–	–
Receivables:
Investments sold	–	217,581	160,667	–	–	–	260,995	1,656,150
Fund shares sold	30	539	275,424	299,380	10,569	113,550	17,852	100,070
Dividends and interest	249,270	426,026	716,562	52,968	28,242	47,710	95,964	96,689
Due from Adviser	–	–	–	–	2,592	–	12,028	–
Other assets	–	–	–	–	–	212	–	131

Total assets	23,662,754	25,550,408	147,621,255	92,414,846	20,948,621	177,434,058	118,898,402	175,000,971
Liabilities:
Payables:
Investments purchased	–	–	124,878	–	–	–	433,365	–
Fund shares repurchased	49,185	20,567	106,592	44,934	5,058	73,480	75,620	9,767
Advisory agreement fees	8,340	11,842	80,160	63,296	12,958	81,824	72,000	107,536
Service agreement fees	5,212	4,306	24,665	10,869	6,047	53,558	32,755	28,676
Distribution fees - Class B	–	1,014	8,456	5,750	–	2,575	–	2,810
Distribution fees - Class C	–	–	7,892	–	–	–	–	–
Shareholder servicing fees	–	5,234	33,907	4,957	–	14,235	458	13,798
Dividends	54,902	3,489	1,062	–	–	–	–	–
Accrued expenses and other payables	–	–	–	–	–	–	–	–
Options written, at value (premium received $1,916,685) ) (Note 6)	–	–	–	3,213,647	–	–	–	–

Total liabilities	117,639	46,452	387,612	3,343,453	24,063	225,672	614,198	162,587

Net Assets	$23,545,115	$25,503,956	$147,233,643	$89,071,393	$20,924,558	$177,208,386	$118,284,204	$174,838,384

Net Assets consist of:
Paid-in capital	$23,279,768	$27,086,788	$124,804,637	$94,544,431	$16,277,527	$139,570,037	$83,492,641	$120,760,534
Accumulated undistributed net investment income (loss)	4,848	9,492	–	–	8,506	860,234	795,675	1,048,456
Accumulated net realized gain (loss) on investments sold and foreign currency related transactions	77,740	(313,632)	3,164,954	2,312,296	832,070	19,407,211	14,449,358	30,236,731
Net unrealized appreciation (depreciation) of investments (including appreciation (depreciation) of foreign currency related transactions)	182,759	(1,278,692)	19,264,052	(7,785,334)	3,806,455	17,370,904	19,546,530	22,792,663

Net Assets	$23,545,115	$25,503,956	$147,233,643	$89,071,393	$20,924,558	$177,208,386	$118,284,204	$174,838,384

Class A Shares:
Net Assets		$23,154,654	$121,026,153	$16,041,761		$63,565,910	$2,188,553	$62,266,241
Shares of beneficial interest outstanding		3,905,139	8,207,286	1,755,488		3,891,683	102,743	2,720,664
Net Asset Value and redemption price per share		$5.93	$14.75	$9.14		$16.33	$21.30	$22.89
Sales charge of offering price[1]		0.28	0.90	0.56		1.00	1.30	1.40

Maximum offering price per share		$6.21	$15.65	$9.70		$17.33	$22.60	$24.29

Class B Shares:
Net Assets		$1,685,584	$13,441,561			$4,095,839		$4,554,235
Shares of beneficial interest outstanding		277,192	906,220			255,879		226,211
Net Asset Value and redemption price per share[2]		$6.08	$14.83			$16.01		$20.13

Class C Shares:
Net Assets			$12,765,929	$9,287,323
Shares of beneficial interest outstanding			861,009	1,045,195
Net Asset Value and redemption price per share[2]			$14.83	$8.89

Class Y Shares:
Net Assets	$23,545,115	$663,718		$60,915,817	$20,924,558	$109,546,637	$109,506,333	$108,017,908
Shares of beneficial interest outstanding	2,076,267	113,260		6,570,277	939,235	6,700,196	5,127,762	4,674,145
Net Asset Value and redemption price per share[2]	$11.34	$5.86		$9.27	$22.28	$16.35	$21.36	$23.11

Class R6 Shares:
Net Assets				$2,826,492			$6,589,318
Shares of beneficial interest outstanding				303,620			306,911
Net Asset Value and redemption price per share[2]				$9.31			$21.47

Class I Shares:
Net Assets
Shares of beneficial interest outstanding
Net Asset Value and redemption price per share

[1]	Sales charge of offering price is 4.50% for the High Income Fund and 5.75% for the Diversified Income, Covered Call & Equity Income, Large Cap Value, Investors, Large Cap Growth, Mid Cap, Small Cap and International Stock Funds.
[2]	If applicable, redemption price per share may be reduced by a contingent deferred sales charge.

See accompanying Notes to Financial Statements.

46

Madison Funds | October 31, 2015

Statements of Assets and Liabilities as of October 31, 2015

				Hansberger	Madison	Madison	Madison	Madison
		NorthRoad	International	International	Target	Target	Target	Target
Mid Cap	Small Cap	International	Stock	Growth	Retirement	Retirement	Retirement	Retirement
Fund	Fund	Fund	Fund	Fund	2020 Fund	2030 Fund	2040 Fund	2050 Fund

$185,455,210	$76,944,717	$45,539,472	$33,296,941	$34,033,379	$49,344,384	$70,157,376	$43,088,431	$18,382,925

80,643,248	9,711,904	(1,230,066)	4,685,849	3,784,055	4,302,347	8,941,062	7,128,029	2,427,058

266,098,458	86,656,621	44,309,406	37,982,790	37,817,434	53,646,731	79,098,438	50,216,460	20,809,983
–	–	15,654	4	44	–	–	–	–

–	1,156,158	289,025	317,714	8,631,769	526,314	1,348,223	550,371	216,706
98,726	25,610	954,339	2,660	56	1,090	188	658	1,466
65,433	31,606	113,714	169,528	149,089	11,877	7,599	4,326	1,547
–	–	–	–	–	–	–	–	–
135	–	–	–	–	–	–	–	–

266,262,752	87,869,995	45,682,138	38,472,696	46,598,392	54,186,012	80,454,448	50,771,815	21,029,702

–	176,663	209,558	40,496	126,755	553,747	428,345	729,830	542,429
117,802	–	2,646	53,623	12,810,318	–	998,998	–	–
165,277	73,584	30,080	33,441	29,020	11,379	16,817	10,476	4,250
85,296	18,396	10,593	9,554	17,113	2,276	3,363	2,095	850
2,125	275	–	1,073	–	–	–	–	–
–	–	–	–	–	–	–	–	–
12,068	831	–	4,865	–	–	–	–	–
–	–	–	–	–	–	–	–	–
–	–	–	–	210,164	–	–	–	–
–	–	–	–	–	–	–	–	–

382,568	269,749	252,877	143,052	13,193,370	567,402	1,447,523	742,401	547,529

$265,880,184	$87,600,246	$45,429,261	$38,329,644	$33,405,022	$53,618,610	$79,006,925	$50,029,414	$20,482,173

$173,999,949	$75,521,878	$45,876,077	$34,370,856	$37,965,617	$47,661,903	$67,984,638	$41,113,314	$17,643,980
(2,336,832)	112,311	691,903	351,817	129,997	624,905	815,924	522,865	199,012

13,573,819	2,254,168	93,134	(1,068,200)	(8,456,199)	1,029,455	1,265,301	1,265,206	212,123

80,643,248	9,711,889	(1,231,853)	4,675,171	3,765,607	4,302,347	8,941,062	7,128,029	2,427,058

$265,880,184	$87,600,246	$45,429,261	$38,329,644	$33,405,022	$53,618,610	$79,006,925	$50,029,414	$20,482,173

$53,999,941	$3,434,921		$21,071,888
6,283,528	229,256		1,622,655
$8.59	$14.98		$12.99
0.52	0.91		0.79

$9.11	$15.89		$13.78

$3,401,603	$436,706		$1,691,784
461,073	30,641		133,453
$7.38	$14.25		$12.68

$198,604,620	$83,728,619	$36,216,591	$15,565,972	$2,510,355
22,434,722	5,570,336	3,424,971	1,196,951	156,047
$8.85	$15.03	$10.57	$13.00	$16.09

$9,874,020		$9,212,670			$53,618,610	$79,006,925	$50,029,414	$20,482,173
1,102,965		863,351			5,322,333	7,924,213	5,054,426	2,058,253
$8.95		$10.67			$10.07	$9.97	$9.90	$9.95

				$30,894,667
				1,918,185
				$16.11

See accompanying Notes to Financial Statements.

47

Madison Funds | October 31, 2015

Statements of Operations for the Year Ended October 31, 2015

	Conservative	Moderate	Aggressive	Cash	Tax-Free	Tax-Free	High Quality	Core
	Allocation	Allocation	Allocation	Reserves	Virginia	National	Bond	Bond
	Fund	Fund	Fund	Fund	Fund	Fund	Fund	Fund

Investment Income:
Interest	$–	$–	$–	$17,324	$750,967	$919,327	$1,595,824	$6,206,575
Dividends
Unaffiliated issuers	920,045	1,788,641	679,671	–	–	–	–	–
Affiliated issuers[1]	584,966	829,556	280,886	–	–	–	–	–
Less: Foreign taxes withheld/reclaimed	–	–	–	–	–	–	–	–

Total investment income	1,505,011	2,618,197	960,557	17,324	750,967	919,327	1,595,824	6,206,575
Expenses:[2]
Advisory agreement fees	154,756	301,667	124,776	81,491	113,775	139,803	322,301	1,127,993
Service agreement fees	193,445	377,084	155,970	30,559	79,643	97,862	204,123	337,622
Distribution fees - Class B	81,775	238,373	96,713	2,154	–	–	–	23,726
Distribution fees - Class C	147,601	67,497	19,513	–	–	–	–	–
Shareholder servicing fees - Class A	116,944	275,080	117,222	–	–	–	–	84,044
Shareholder servicing fees - Class B	27,258	79,443	32,237	–	–	–	–	7,906
Shareholder servicing fees - Class C	49,200	22,499	6,505	–	–	–	–	–
Other expenses	–	–	14	–	–	4	569	75

Total expenses before reimbursement/waiver	770,979	1,361,643	552,950	114,204	193,418	237,669	526,993	1,581,366

Less reimbursement/waiver[3]	–	–	–	(96,880)	–	–	–	–

Total expenses net of reimbursement/waiver	770,979	1,361,643	552,950	17,324	193,418	237,669	526,993	1,581,366

Net Investment Income (Loss)	734,032	1,256,554	407,607	–	557,549	681,658	1,068,831	4,625,209
Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments (including net realized gain (loss) on foreign currency related transactions)
Options	–	–	–	–	–	–	–	148,353
Futures	–	–	–	–	–	–	–	(332)
Unaffiliated issuers	831,348	2,441,060	1,638,180	–	69,799	162,253	346,179	2,204,062
Affiliated issuers[1]	139,646	852,867	893,389	–	–	–	–	–
Capital gain distributions received from underlying funds
Unaffiliated issuers	301,709	845,405	405,216	–	–	–	–	–
Affiliated issuers[1]	1,211,722	4,492,837	2,247,127	–	–	–	–	–
Net change in unrealized appreciation (depreciation) on investments (including net unrealized appreciation (depreciation) on foreign currency related transactions)
Options	–	–	–	–	–	–	–	(11,088)
Futures	–	–	–	–	–	–	–	610
Unaffiliated issuers	(1,171,630)	(2,845,335)	(1,724,088)	–	(110,858)	(115,237)	(278,909)	(3,383,786)
Affiliated issuers[1]	(1,472,504)	(5,185,886)	(2,939,229)	–	–	–	–	–

Net Realized and Unrealized Gain (Loss) on Investments and Option Transactions	(159,709)	600,948	520,595	–	(41,059)	47,016	67,270	(1,042,181)

Net Increase (Decrease) in Net Assets from Operations	$574,323	$1,857,502	$928,202	$–	$516,490	$728,674	$1,136,101	$3,583,028

[1]	See Note 12 for information on affiliated issuers.
[2]	See Note 3 for information on expenses.
[3]	See Note 3 for more information on these waivers.

See accompanying Notes to Financial Statements.

48

Madison Funds | October 31, 2015

Statements of Operations for the Year Ended October 31, 2015

Corporate	High	Diversified	Covered Call &	Dividend	Large Cap		Large Cap	Mid	Small	NorthRoad	International	Hansberger
Bond	Income	Income	Equity Income	Income	Value	Investors	Growth	Cap	Cap	International	Stock	International
Fund	Bond Fund	Bond Fund	Fund[1]	Fund	Fund	Fund	Fund	Fund	Fund	Fund	Fund	Growth Fund

$854,002	$1,741,615	$1,758,062	$886	$–	$–	$–	$–	$–	$–	$–	$1	$–

–	–	2,232,719	982,119	574,676	3,222,647	2,105,822	3,239,380	1,883,496	1,264,232	1,416,296	1,040,412	1,193,624
–	–	–	–	–	–	–	–	–	–	–	–	–
–	–	(13,172)	–	(3,291)	(14,208)	12,900	(12,776)	(24,322)	(1,077)	(109,649)	(100,584)	(75,226)

854,002	1,741,615	3,977,609	983,005	571,385	3,208,439	2,118,722	3,226,604	1,859,174	1,263,155	1,306,647	939,829	1,118,398

106,900	156,661	961,087	597,983	158,793	1,079,438	970,407	1,387,733	2,044,034	801,963	362,381	390,834	453,053
66,813	56,968	295,719	104,123	74,103	706,541	456,268	370,062	1,064,865	200,490	127,045	111,667	155,154
–	14,117	106,004	51,055	–	34,068	–	35,134	29,261	3,688		13,961	–
–	–	91,994	–	–	–	–	–	–	–	–	–	–
–	65,585	303,439	36,059	–	174,553	4,714	162,033	144,410	9,342	–	56,988	–
–	4,706	35,300	16,737	–	11,319	–	11,693	9,754	1,229	–	4,654	–
–	–	30,366	–	–	–	–	–	–	–	–	–	–
–	12	2	189	–	–	–	–	–	–	813	533	1,397

173,713	298,049	1,823,911	806,146	232,896	2,005,919	1,431,389	1,966,655	3,292,324	1,016,712	490,239	578,637	609,604

–	–	–	–	(31,759)	–	(163,638)	–	–	–	–	–	–

173,713	298,049	1,823,911	806,146	201,137	2,005,919	1,267,751	1,966,655	3,292,324	1,016,712	490,239	578,637	609,604

680,289	1,443,566	2,153,698	176,859	370,248	1,202,520	850,971	1,259,949	(1,433,150)	246,443	816,408	361,192	508,794

–	–	–	3,475,627	–	–	–	–	–	–	–	–	–
–	–	–	–	–	–	–	–	–	–	–	–	–
77,740	(313,632)	3,893,229	2,367,116	830,164	19,715,065	14,548,492	30,298,105	15,183,881	3,744,598	141,024	365,802	8,360,702
–	–	–	–	–	–	–	–	–	–	–	–	–

–	–	–	–	–	–	–	–	–	–	–	–	–
–	–	–	–	–	–	–	–	–	–	–	–	–

–	–	–	(1,188,546)	–	–	–	–	–	–	–	–	–
–	–	–	–	–	–	–	–	–	–	–	–	–
(395,306)	(1,854,987)	(4,362,658)	(5,521,015)	(863,192)	(22,072,941)	(7,809,747)	(21,418,198)	2,822,289	(991,275)	(2,600,056)	(805,075)	(6,988,840)
–	–	–	–	–	–	–	–	–	–	–	–	–

(317,566)	(2,168,619)	(469,429)	(866,818)	(33,028)	(2,357,876)	6,738,745	8,879,907	18,006,170	2,753,323	(2,459,032)	(439,273)	1,371,862

$362,723	$(725,053)	$1,684,269	$(689,959)	$337,220	$(1,155,356)	$7,589,716	$10,139,856	$16,573,020	$2,999,766	$(1,642,624)	$(78,081)	$1,880,656

See accompanying Notes to Financial Statements.

49

Madison Funds | October 31, 2015

Statements of Operations for the Year Ended October 31, 2015

	Madison	Madison	Madison	Madison
	Target	Target	Target	Target
	Retirement	Retirement	Retirement	Retirement
	2020 Fund	2030 Fund	2040 Fund	2050 Fund

Investment Income:
Interest	$–	$–	$–	$–
Dividends
Unaffiliated issuers	1,051,917	1,482,859	1,007,040	391,132
Less: Foreign taxes withheld	–	–	–	–

Total investment income	1,051,917	1,482,859	1,007,040	391,132
Expenses:
Advisory agreement fees	149,527	207,327	139,947	53,995
Service agreement fees	29,905	41,465	27,990	10,799
Other expenses	6	8	48	8

Total expenses before reimbursement/waiver	179,438	248,800	167,985	64,802

Less reimbursement/waiver	–	–	–	–

Total expenses net of reimbursement/waiver	179,438	248,800	167,985	64,802

Net Investment Income	872,479	1,234,059	839,055	326,330
Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain on investments (including net realized gain on foreign currency related transactions)
Unaffiliated issuers	1,516,062	1,835,634	1,766,144	316,705
Capital gain distributions received from underlying funds
Unaffiliated issuers	177,497	264,025	231,038	99,370
Net change in unrealized depreciation on investments (including net unrealized appreciation
(depreciation) on foreign currency related transactions)
Unaffiliated issuers	(984,069)	(1,065,611)	(1,252,918)	(90,904)

Net Realized and Unrealized Gain on Investments and Option Transactions	709,490	1,034,048	744,264	325,171

Net Increase in Net Assets from Operations	$1,581,969	$2,268,107	$1,583,319	$651,501

See accompanying Notes to Financial Statements.

50

Madison Funds | October 31, 2015

Statements of Changes in Net Assets

		Conservative Allocation Fund		Moderate Allocation Fund		Aggressive Allocation Fund		Cash Reserves Fund

	Year Ended		Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	October 31,		October 31,	October 31,	October 31,	October 31,	October 31,	October 31,	October 31,
		2015	2014	2015	2014	2015	2014	2015	2014

Net Assets at beginning of period		$74,779,327	$70,709,344	$150,621,084	$145,265,676	$61,306,975	$56,007,317	$21,031,337	$25,076,196

Increase (decrease) in net assets from operations:
Net investment income		734,032	754,993	1,256,554	1,181,514	407,607	319,360	–	–
Net realized gain		2,484,425	3,857,014	8,632,169	13,932,757	5,183,912	5,925,247	–	–
Net change in unrealized appreciation (depreciation)		(2,644,134)	(439,981)	(8,031,221)	(4,002,919)	(4,663,317)	(917,293)	–	–

Net increase in net assets from operations		574,323	4,172,026	1,857,502	11,111,352	928,202	5,327,314	–	–

Distributions to shareholders from:
Net investment income
Class A		(735,977)	(545,505)	(1,515,732)	(1,325,591)	(712,370)	(146,020)	–	–
Class B		(73,931)	(56,958)	(288,639)	(167,155)	(131,546)	–	–	–
Class C		(132,294)	(89,391)	(73,012)	(37,587)	(25,700)	–	–	–

Net realized gains
Class A		(1,947,168)	(170,950)	(5,792,027)	–	(3,391,541)	–	–	–
Class B		(477,033)	(45,469)	(1,751,819)	–	(974,688)	–	–	–
Class C		(819,430)	(68,404)	(443,063)	–	(190,426)	–	–	–

Total distributions		(4,185,833)	(976,677)	(9,864,292)	(1,530,333)	(5,426,271)	(146,020)	–	–

Capital Stock transactions:
Class A Shares
Shares sold		9,812,568	7,253,706	12,938,988	10,239,076	5,699,130	5,059,417	6,879,831	3,566,314
Issued to shareholders in reinvestment of distributions		2,669,691	710,504	7,261,935	1,315,643	4,090,813	145,468	–	–
Shares redeemed		(8,667,176)	(7,780,575)	(16,565,032)	(14,186,325)	(5,323,214)	(4,926,145)	(8,374,021)	(7,548,377)

Net increase (decrease) from capital stock transactions		3,815,083	183,635	3,635,891	(2,631,606)	4,466,729	278,740	(1,494,190)	(3,982,063)

Class B Shares
Shares sold		1,167,306	1,340,049	3,501,055	3,345,756	1,937,168	1,282,352	345,729	387,839
Issued to shareholders in reinvestment of distributions		549,584	101,955	2,033,723	166,921	1,103,670	–	–	–
Shares redeemed		(2,544,524)	(2,124,420)	(7,540,929)	(5,492,795)	(2,748,286)	(1,672,008)	(573,072)	(450,635)

Net increase (decrease) from capital stock transactions		(827,634)	(682,416)	(2,006,151)	(1,980,118)	292,552	(389,656)	(227,343)	(62,796)

Class C Shares
Shares sold		3,766,571	3,563,170	2,193,521	1,389,856	432,354	442,054
Issued to shareholders in reinvestment of distributions		942,456	156,682	488,581	35,303	211,144	–
Shares redeemed		(3,067,323)	(2,346,437)	(926,346)	(1,039,046)	(395,056)	(212,774)

Net increase from capital stock transactions		1,641,704	1,373,415	1,755,756	386,113	248,442	229,280

Total net increase (decrease) from capital stock transactions	.	4,629,153	874,634	3,385,496	(4,225,611)	5,007,723	118,364	(1,721,533)	(4,044,859)

Total increase (decrease) in net assets	.	1,017,643	4,069,983	(4,621,294)	5,355,408	509,654	5,299,658	(1,721,533)	(4,044,859)

Net Assets at end of period		$75,796,970	$74,779,327	$145,999,790	$150,621,084	$61,816,629	$61,306,975	$19,309,804	$21,031,337

Undistributed net investment income included in net assets		$56,082	$67,553	$393,328	$422,762	$15,070	$196,252	$–	$–

Capital Share transactions:
Class A Shares
Shares sold		903,657	662,930	1,093,950	863,775	470,864	412,704	6,879,831	3,566,314
Issued to shareholders in reinvestment of distributions		249,386	65,219	627,110	112,641	345,800	11,983	–	–
Shares redeemed		(805,705)	(711,202)	(1,408,144)	(1,193,833)	(439,396)	(399,549)	(8,374,021)	(7,548,377)

Net increase (decrease) in shares outstanding		347,338	16,947	312,916	(217,417)	377,268	25,138	(1,494,190)	(3,982,063)

Class B Shares
Shares sold		107,196	122,280	298,149	282,906	164,052	105,674	345,729	387,839
Issued to shareholders in reinvestment of distributions		50,974	9,354	175,928	14,291	94,492	–	–	–
Shares redeemed		(234,224)	(193,708)	(644,105)	(463,855)	(231,728)	(136,891)	(573,072)	(450,635)

Net increase (decrease) in shares outstanding		(76,054)	(62,074)	(170,028)	(166,658)	26,816	(31,217)	(227,343)	(62,796)

Class C Shares
Shares sold		345,850	325,243	186,779	117,752	36,088	36,637
Issued to shareholders in reinvestment of distributions		87,338	14,369	42,228	3,020	18,062	–
Shares redeemed		(283,227)	(213,865)	(79,781)	(87,784)	(33,075)	(17,247)

Net increase in shares outstanding		149,961	125,747	149,226	32,988	21,075	19,390

See accompanying Notes to Financial Statements.

51

Madison Funds | October 31, 2015

Statements of Changes in Net Assets

		Tax-Free Virginia Fund		Tax-Free National Fund		High Quality Bond Fund		Core Bond Fund

	Year Ended		Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	October 31,		October 31,	October 31,	October 31,	October 31,	October 31,	October 31,	October 31,
		2015	2014	2015	2014	2015	2014	2015	2014

Net Assets at beginning of period		$23,100,256	$23,407,619	$28,414,758	$27,805,398	$118,082,335	$132,687,696	$225,218,208	$153,794,099

Increase (decrease) in net assets from operations:
Net investment income		557,549	611,384	681,658	742,096	1,068,831	1,258,319	4,625,209	4,204,375
Net realized gain		69,799	150,594	162,253	224,828	346,179	118,611	2,352,083	2,118,236
Net change in unrealized appreciation (depreciation)		(110,858)	550,339	(115,237)	801,303	(278,909)	(29,887)	(3,394,264)	(181,307)

Net increase in net assets from operations		516,490	1,312,317	728,674	1,768,227	1,136,101	1,347,043	3,583,028	6,141,304

Distributions to shareholders from:
Net investment income
Class A		–	–	–	–	–	–	(686,660)	(768,317)
Class B		–	–	–	–	–	–	(40,569)	(52,861)
Class Y		(556,364)	(611,560)	(680,303)	(742,302)	(1,074,047)	(1,276,087)	(4,356,627)	(3,578,402)
Class R6		–	–	–	–	–	–	(15,797)	(245)
Net realized gains
Class A		–	–	–	–	–	–	(288,322)	(183,135)
Class B		–	–	–	–	–	–	(28,595)	(20,191)
Class Y		(150,588)	(375,715)	(217,904)	(127,150)	(118,544)	(484,991)	(1,598,223)	(577,721)
Class R6		–	–	–	–	–	–	(3,894)	(48)

Total distributions		(706,952)	(987,275)	(898,207)	(869,452)	(1,192,591)	(1,761,078)	(7,018,687)	(5,180,920)

Capital Stock transactions:
Class A Shares
Shares sold								4,601,495	2,647,156
Issued to shareholders in reinvestment of distributions								933,423	891,515
Shares redeemed								(6,179,365)	(9,743,095)

Net decrease from capital stock transactions								(644,447)	(6,204,424)

Class B Shares
Shares sold								256,153	154,398
Issued to shareholders in reinvestment of distributions								68,295	72,102
Shares redeemed								(795,720)	(1,221,097)

Net decrease from capital stock transactions								(471,272)	(994,597)

Class Y Shares
Shares sold		259,157	393,632	775,540	1,143,659	40,394,343	57,687,784	16,119,764	92,417,586
Issued to shareholders in reinvestment of distributions		682,954	944,525	709,457	629,479	760,886	640,280	1,482,771	1,122,533
Shares redeemed		(1,192,533)	(1,970,562)	(1,986,113)	(2,062,553)	(56,629,565)	(72,519,390)	(16,101,865)	(15,877,666)

Net increase (decrease) from capital stock transactions		(250,422)	(632,405)	(501,116)	(289,415)	(15,474,336)	(14,191,326)	1,500,670	77,662,453

Class R6 Shares
Shares sold								1,686,691	–
Issued to shareholders in reinvestment of distributions								19,691	293
Shares redeemed								(15,315)	–

Net increase from capital stock transactions								1,691,067	293

Total net increase (decrease) from capital stock transactions	.	(250,422)	(632,405)	(501,116)	(289,415)	(15,474,336)	(14,191,326)	2,076,018	70,463,725

Total increase (decrease) in net assets	.	(440,884)	(307,363)	(670,649)	609,360	(15,530,826)	(14,605,361)	(1,359,641)	71,424,109

Net Assets at end of period		$22,659,372	$23,100,256	$27,744,109	$28,414,758	$102,551,509	$118,082,335	$223,858,567	$225,218,208

Undistributed net investment income included in net assets		$3,700	$2,515	$4,472	$3,117	$96,596	$101,812	$44,769	$20,861

Capital Share transactions:
Class A Shares
Shares sold								452,158	259,612
Issued to shareholders in reinvestment of distributions								91,746	87,908
Shares redeemed								(607,067)	(959,431)

Net decrease in shares outstanding								(63,163)	(611,911)

Class B Shares
Shares sold								25,161	15,174
Issued to shareholders in reinvestment of distributions								6,712	7,120
Shares redeemed								(77,826)	(120,166)

Net decrease in shares outstanding								(45,953)	(97,872)

Class Y Shares
Shares sold		22,359	34,165	70,523	105,412	3,649,801	5,229,733	1,583,787	9,103,829
Issued to shareholders in reinvestment of distributions		58,764	82,623	64,491	58,172	69,007	58,387	146,113	110,849
Shares redeemed		(102,600)	(170,870)	(180,352)	(189,820)	(5,126,122)	(6,575,967)	(1,581,126)	(1,565,428)

Net increase (decrease) in shares outstanding		(21,477)	(54,082)	(45,338)	(26,236)	(1,407,314)	(1,287,847)	148,774	7,649,250

Class R6 Shares
Shares sold								166,291	–
Issued to shareholders in reinvestment of distributions								1,941	29
Shares redeemed								(1,497)	–

Net increase in shares outstanding								166,735	29

See accompanying Notes to Financial Statements.

52

Madison Funds | October 31, 2015

Statements of Changes in Net Assets

		Corporate Bond Fund		High Income Fund		Diversified Income Fund		Covered Call & Equity Income Fund

	Year Ended		Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	October 31,		October 31,	October 31,	October 31,	October 31,	October 31,	October 31,	October 31,
		2015	2014	2015	2014	2015	2014	2015	2014

Net Assets at beginning of period		$27,010,078	$19,742,741	$31,251,076	$48,544,980	$145,286,852	$126,549,734	$60,220,920	$39,239,210

Increase (decrease) in net assets from operations:
Net investment income		680,289	527,351	1,443,566	2,102,819	2,153,698	2,013,684	176,859	(73,068)
Net realized gain (loss)		77,740	65,662	(313,632)	1,708,404	3,893,229	5,595,030	5,842,743	4,391,243
Net change in unrealized appreciation (depreciation)		(395,306)	371,880	(1,854,987)	(1,532,500)	(4,362,658)	2,951,218	(6,709,561)	(815,479)

Net increase (decrease) in net assets from operations		362,723	964,893	(725,053)	2,278,723	1,684,269	10,559,932	(689,959)	3,502,696

Distributions to shareholders from:
Net investment income
Class A		–	–	(1,339,819)	(1,532,619)	(2,006,159)	(1,833,076)	(803,931)	(575,155)
Class B		–	–	(79,813)	(99,991)	(128,802)	(126,493)	–	–
Class C		–	–	–	–	(111,519)	(82,200)	(383,709)	(238,449)
Class Y		(678,077)	(526,572)	(21,057)	(474,514)	–	–	(2,484,145)	(1,729,015)
Class R6		–	–	–	–	–	–	(75,556)	(7,480)
Net realized gains
Class A		–	–	(1,576,185)	(1,402,074)	–	–	(346,247)	(244,921)
Class B		–	–	(120,683)	(114,583)	–	–	–	–
Class C		–	–	–	–	–	–	(157,719)	(81,744)
Class Y		(40,614)	–	(11,512)	(865,371)	–	–	(1,233,836)	(829,777)
Class R6		–	–	–	–	–	–	(10,324)	(3,628)

Total distributions		(718,691)	(526,572)	(3,149,069)	(4,489,152)	(2,246,480)	(2,041,769)	(5,495,467)	(3,710,169)

Capital Stock transactions:
Class A Shares
Shares sold				1,674,886	4,650,169	14,869,686	18,548,756	7,299,764	4,129,974
Issued to shareholders in reinvestment of distributions				2,568,863	2,501,528	1,978,421	1,795,214	1,038,831	788,884
Shares redeemed				(6,104,245)	(5,646,298)	(14,726,381)	(13,553,386)	(2,453,398)	(1,031,688)

Net increase (decrease) from capital stock transactions				(1,860,496)	1,505,399	2,121,726	6,790,584	5,885,197	3,887,170

Class B Shares
Shares sold				160,043	321,030	1,577,854	2,215,483
Issued to shareholders in reinvestment of distributions				162,119	181,701	128,547	126,014
Shares redeemed				(647,318)	(685,506)	(2,585,540)	(3,154,179)

Net decrease from capital stock transactions				(325,156)	(182,775)	(879,139)	(812,682)

Class C Shares
Shares sold						3,290,899	5,377,576	5,704,108	2,482,092
Issued to shareholders in reinvestment of distributions						110,743	80,942	438,189	256,128
Shares redeemed						(2,135,227)	(1,217,465)	(1,013,937)	(120,714)

Net increase from capital stock transactions						1,266,415	4,241,053	5,128,360	2,617,506

Class Y Shares
Shares sold		81,139	7,198,487	1,733,581	1,311,977			51,075,935	29,632,400
Issued to shareholders in reinvestment of distributions		26,796	23,415	31,473	35,460			2,791,002	993,428
Shares redeemed		(3,216,930)	(392,886)	(1,452,400)	(17,753,536)			(32,641,444)	(15,977,429)

Net increase (decrease) from capital stock transactions		(3,108,995)	6,829,016	312,654	(16,406,099)			21,225,493	14,648,399

Class R6 Shares
Shares sold								2,861,624	25,000
Issued to shareholders in reinvestment of distributions								51,333	11,108
Shares redeemed								(116,108)	–

Net increase from capital stock transactions								2,796,849	36,108

Total net increase (decrease) from capital stock transactions	.	(3,108,995)	6,829,016	(1,872,998)	(15,083,475)	2,509,002	10,218,955	35,035,899	21,189,183

Total increase (decrease) in net assets	.	(3,464,963)	7,267,337	(5,747,120)	(17,293,904)	1,946,791	18,737,118	28,850,473	20,981,710

Net Assets at end of period		$23,545,115	$27,010,078	$25,503,956	$31,251,076	$147,233,643	$145,286,852	$89,071,393	$60,220,920

Undistributed net investment income included in net assets		$4,848	$2,635	$9,492	$6,596	$–	$1,901	$–	$–

Capital Share transactions:
Class A Shares
Shares sold				265,723	677,461	1,003,726	1,291,377	759,705	413,192
Issued to shareholders in reinvestment of distributions				416,152	366,432	134,264	124,380	110,180	79,490
Shares redeemed				(988,266)	(822,021)	(999,059)	(942,377)	(260,367)	(103,163)

Net increase (decrease) in shares outstanding				(306,391)	221,872	138,931	473,380	609,518	389,519

Class B Shares
Shares sold				25,728	45,511	105,641	153,724
Issued to shareholders in reinvestment of distributions				25,617	26,046	8,671	8,689
Shares redeemed				(100,582)	(96,615)	(174,264)	(219,143)

Net decrease in shares outstanding				(49,237)	(25,058)	(59,952)	(56,730)

Class C Shares
Shares sold						221,556	372,703	612,689	251,128
Issued to shareholders in reinvestment of distributions						7,477	5,571	47,722	26,186
Shares redeemed						(144,085)	(84,099)	(108,461)	(12,321)

Net increase from capital stock transactions						84,948	294,175	551,950	264,993

Class Y Shares
Shares sold		7,034	631,195	287,679	192,649			5,296,137	2,943,413
Issued to shareholders in reinvestment of distributions		2,338	2,053	5,194	5,245			294,148	99,219
Shares redeemed		(282,934)	(34,705)	(237,196)	(2,602,446)			(3,394,084)	(1,574,659)

Net increase (decrease) in shares outstanding		(273,562)	598,543	55,677	(2,404,552)			2,196,201	1,467,973

Class R6 Shares
Shares sold								295,083	2,512
Issued to shareholders in reinvestment of distributions								5,516	1,107
Shares redeemed								(12,115)	–

Net increase in shares outstanding								288,484	3,619

See accompanying Notes to Financial Statements.

53

Madison Funds | October 31, 2015

Statements of Changes in Net Assets

	Dividend Income Fund		Large Cap Value Fund		Investors Fund		Large Cap Growth Fund

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	October 31,	October 31,	October 31,	October 31,	October 31,	October 31,	October 31,	October 31,
	2015	2014	2015	2014	2015	2014	2015	2014

Net Assets at beginning of period	$21,518,235	$18,657,813	$203,817,722	$204,476,151	$173,358,800	$203,678,461	$187,202,550	$156,356,448

Increase (decrease) in net assets from operations:
Net investment income	370,248	338,908	1,202,520	1,780,823	850,971	888,734	1,259,949	517,060
Net realized gain	830,164	1,215,981	19,715,065	33,719,665	14,548,492	31,504,261	30,298,105	14,683,779
Net change in unrealized appreciation (depreciation)	(863,192)	784,431	(22,072,941)	(9,008,042)	(7,809,747)	(4,278,949)	(21,418,198)	8,479,224

Net increase (decrease) in net assets from operations	337,220	2,339,320	(1,155,356)	26,492,446	7,589,716	28,114,046	10,139,856	23,680,063

Distributions to shareholders from:
Net investment income
Class A	–	–	(530,834)	(558,942)	(3,124)	(256)	(153,577)	(1)
Class B	–	–	(982)	(2,969)	–	–	–	–
Class Y	(355,808)	(338,908)	(1,222,110)	(1,439,649)	(722,755)	(205,696)	(574,923)	(199,656)
Class R6	–	–	–	–	(31,748)	(6,296)	–	–
Net realized gains
Class A	–	–	(9,855,995)	–	(282,552)	(16,415)	(5,000,863)	(2,167,745)
Class B	–	–	(680,861)	–	–	–	(405,694)	(204,606)
Class Y	(1,219,689)	(554,711)	(16,853,584)	–	(29,941,971)	(5,995,694)	(8,983,417)	(3,413,769)
Class R6	–	–	–	–	(1,315,235)	(183,523)	–	–

Total distributions	(1,575,497)	(893,619)	(29,144,366)	(2,001,560)	(32,297,385)	(6,407,880)	(15,118,474)	(5,985,777)

Capital Stock transactions:
Class A Shares
Shares sold			4,423,301	5,087,856	1,008,592	1,035,158	3,375,075	5,417,757
Issued to shareholders in reinvestment of distributions			10,243,270	551,494	279,828	16,672	5,091,132	2,142,366
Shares redeemed			(10,600,838)	(10,428,959)	(231,323)	(81,568)	(8,944,227)	(9,129,847)

Net increase (decrease) from capital stock transactions			4,065,733	(4,789,609)	1,057,097	970,262	(478,020)	(1,569,724)

Class B Shares
Shares sold			427,559	730,039			598,887	465,516
Issued to shareholders in reinvestment of distributions			678,940	2,952			404,362	203,976
Shares redeemed			(1,141,251)	(1,691,990)			(990,037)	(1,515,416)

Net increase (decrease) from capital stock transactions			(34,752)	(958,999)			13,212	(845,924)

Class Y Shares
Shares sold	1,989,210	4,344,388	12,963,807	32,136,613	11,006,964	35,887,369	12,537,110	40,766,887
Issued to shareholders in reinvestment of distributions	1,511,616	861,540	18,074,172	1,439,649	17,846,708	4,069,483	9,558,340	3,613,425
Shares redeemed	(2,856,226)	(3,791,207)	(31,378,574)	(52,976,969)	(62,675,960)	(90,388,771)	(29,016,190)	(28,812,848)

Net increase (decrease) from capital stock transactions	644,600	1,414,721	(340,595)	(19,400,707)	(33,822,288)	(50,431,919)	(6,920,740)	15,567,464

Class R6 Shares
Shares sold					2,128,479	322,986
Issued to shareholders in reinvestment of distributions					1,346,983	189,820
Shares redeemed					(1,077,198)	(3,076,976)

Net increase (decrease) from capital stock transactions					2,398,264	(2,564,170)

Total net increase (decrease) from capital stock transactions	644,600	1,414,721	3,690,386	(25,149,315)	(30,366,927)	(52,025,827)	(7,385,548)	13,151,816

Total increase (decrease) in net assets	(593,677)	2,860,422	(26,609,336)	(658,429)	(55,074,596)	(30,319,661)	(12,364,166)	30,846,102

Net Assets at end of period	$20,924,558	$21,518,235	$177,208,386	$203,817,722	$118,284,204	$173,358,800	$174,838,384	$187,202,550

Undistributed net investment income included in net assets	$8,506	$2,201	$860,234	$1,412,067	$795,675	$702,331	$1,048,456	$517,059

Capital Share transactions:
Class A Shares
Shares sold			255,629	278,846	47,076	43,777	148,335	245,967
Issued to shareholders in reinvestment of distributions			596,927	31,264	13,268	724	228,200	100,064
Shares redeemed			(636,857)	(568,779)	(11,159)	(3,400)	(398,879)	(412,845)

Net increase (decrease) in shares outstanding			215,699	(258,669)	49,185	41,101	(22,344)	(66,814)

Class B Shares
Shares sold			25,274	40,704			29,797	23,799
Issued to shareholders in reinvestment of distributions			40,127	169			20,474	10,602
Shares redeemed			(67,859)	(94,460)			(49,271)	(77,390)

Net increase (decrease) in shares outstanding			(2,458)	(53,587)			1,000	(42,989)

Class Y Shares
Shares sold	87,166	193,006	777,399	1,774,354	521,213	1,539,785	547,441	1,808,577
Issued to shareholders in reinvestment of distributions	66,708	38,403	1,054,503	81,705	845,815	176,780	425,193	167,599
Shares redeemed	(126,660)	(169,660)	(1,822,188)	(2,914,791)	(2,892,859)	(3,780,734)	(1,274,290)	(1,334,746)

Net increase (decrease) in shares outstanding	27,214	61,749	9,714	(1,058,732)	(1,525,831)	(2,064,169)	(301,656)	641,430

Class R6 Shares
Shares sold					87,423	13,602
Issued to shareholders in reinvestment of distributions					63,627	8,239
Shares redeemed					(50,991)	(136,434)

Net increase (decrease) in shares outstanding					100,059	(114,593)

See accompanying Notes to Financial Statements.

54

Madison Funds | October 31, 2015

Statements of Changes in Net Assets

	Mid Cap Fund		Small Cap Fund		North Road International Fund		International Stock Fund

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	October 31,	October 31,	October 31,	October 31,	October 31,	October 31,	October 31,	October 31,
	2015	2014	2015	2014	2015	2014	2015	2014

Net Assets at beginning of period	$290,650,610	$323,586,628	$64,439,940	$50,280,101	$45,425,305	$32,628,399	$33,010,915	$62,150,969

Increase (decrease) in net assets from operations:
Net investment income (loss)	(1,433,150)	(711,103)	246,443	309,327	816,408	783,752	361,192	780,376
Net realized gain	15,183,881	51,687,953	3,744,598	4,258,634	141,024	1,651,193	365,802	10,955,287
Net change in unrealized appreciation (depreciation)	2,822,289	(19,200,340)	(991,275)	(656,750)	(2,600,056)	(4,183,840)	(805,075)	(9,847,171)

Net increase (decrease) in net assets from operations	16,573,020	31,776,510	2,999,766	3,911,211	(1,642,624)	(1,748,895)	(78,081)	1,888,492

Distributions to shareholders from:
Net investment income
Class A	–	–	(8,622)	–	–	–	(533,657)	(196,126)
Class B	–	–	–	–	–	–	(31,860)	(4,534)
Class Y	–	–	(334,294)	–	(674,182)	(526,648)	(210,332)	(341,577)
Class R6	–	–	–	(2,317)	(180,437)	(204)	–	–
Net realized gains
Class A	(10,096,248)	(3,967,132)	(191,090)	(187,370)	–	–	–	–
Class B	(827,997)	(411,064)	(25,961)	(20,771)	–	–	–	–
Class Y	(36,856,357)	(17,376,994)	(3,500,200)	(1,945,021)	(1,361,399)	(781,796)	–	–
Class R6	(1,049,409)	(320,452)	–	–	(364,362)	(302)	–	–

Total distributions	(48,830,011)	(22,075,642)	(4,060,167)	(2,155,479)	(2,580,380)	(1,308,950)	(775,849)	(542,237)

Capital Stock transactions:
Class A Shares
Shares sold	3,292,194	4,513,570	773,600	724,712			2,379,285	3,237,394
Issued to shareholders in reinvestment of distributions	10,025,872	3,933,648	199,707	187,260			527,393	193,731
Shares redeemed	(9,476,158)	(9,757,434)	(1,112,553)	(1,874,511)			(4,455,302)	(5,088,253)

Net increase (decrease) from capital stock transactions	3,841,908	(1,310,216)	(139,246)	(962,539)			(1,548,624)	(1,657,128)

Class B Shares
Shares sold	320,087	462,609	84,462	111,058			279,135	223,658
Issued to shareholders in reinvestment of distributions	827,123	410,354	25,961	20,588			31,860	4,518
Shares redeemed	(1,358,274)	(2,141,980)	(184,776)	(111,768)			(651,975)	(1,135,578)

Net increase (decrease) from capital stock transactions	(211,064)	(1,269,017)	(74,353)	19,878			(340,980)	(907,402)

Class Y Shares
Shares sold	27,769,283	27,738,092	26,907,349	27,454,584	9,402,829	15,883,967	12,453,021	14,862,886
Issued to shareholders in reinvestment of distributions	25,946,268	12,242,989	3,544,488	1,418,926	525,272	319,523	210,332	61,110
Shares redeemed	(55,123,047)	(78,676,105)	(6,017,531)	(15,526,742)	(6,991,005)	(9,240,235)	(4,601,090)	(42,845,775)

Net increase (decrease) from capital stock transactions	(1,407,496)	(38,695,024)	24,434,306	13,346,768	2,937,096	6,963,255	8,062,263	(27,921,779)

Class R6 Shares
Shares sold	4,515,567	644,684			864,300	8,890,990
Issued to shareholders in reinvestment of distributions	1,049,409	320,452			544,800	506
Shares redeemed	(301,759)	(2,327,765)			(119,236)	–

Net increase (decrease) from capital stock transactions	5,263,217	(1,362,629)			1,289,864	8,891,496

Total net increase (decrease) from capital stock transactions	7,486,565	(42,636,886)	24,220,707	12,404,107	4,226,960	15,854,751	6,172,659	(30,486,309)

Total increase (decrease) in net assets	(24,770,426)	(32,936,018)	23,160,306	14,159,839	3,956	12,796,906	5,318,729	(29,140,054)

Net Assets at end of period	$265,880,184	$290,650,610	$87,600,246	$64,439,940	$45,429,261	$45,425,305	$38,329,644	$33,010,915

Undistributed net investment income included in net assets	$–	$–	$112,311	$274,955	$691,903	$748,357	$351,817	$781,469

Capital Share transactions:
Class A Shares
Shares sold	378,026	485,015	51,618	49,333			178,791	241,599
Issued to shareholders in reinvestment of distributions	1,182,296	427,106	13,261	12,602			41,790	14,425
Shares redeemed	(1,116,448)	(1,041,231)	(74,908)	(129,652)			(341,596)	(379,025)

Net increase (decrease) in shares outstanding	443,874	(129,110)	(10,029)	(67,717)			(121,015)	(123,001)

Class B Shares
Shares sold	42,643	55,249	5,872	7,756			21,503	16,837
Issued to shareholders in reinvestment of distributions	112,995	49,861	1,802	1,436			2,569	342
Shares redeemed	(182,024)	(258,038)	(12,831)	(7,981)			(50,526)	(86,152)

Net increase (decrease) in shares outstanding	(26,386)	(152,928)	(5,157)	1,211			(26,454)	(68,973)

Class Y Shares
Shares sold	3,149,762	2,917,626	1,782,129	1,873,671	833,074	1,274,876	938,710	1,118,323
Issued to shareholders in reinvestment of distributions	2,978,906	1,302,445	235,202	95,358	49,789	26,738	16,680	4,550
Shares redeemed	(6,101,904)	(8,241,261)	(397,954)	(1,056,199)	(642,543)	(779,518)	(358,949)	(3,150,181)

Net increase (decrease) in shares outstanding	26,764	(4,021,190)	1,619,377	912,830	240,320	522,096	596,441	(2,027,308)

Class R6 Shares
Shares sold	508,499	67,209			75,185	746,515
Issued to shareholders in reinvestment of distributions	119,523	33,982			51,299	42
Shares redeemed	(33,600)	(240,479)			(10,717)	–

Net increase (decrease) in shares outstanding	594,422	(139,288)			115,767	746,557

See accompanying Notes to Financial Statements.

55

Madison Funds | October 31, 2015

Statements of Changes in Net Assets

	Hansberger International Growth Fund*			Target Retirement 2020 Fund		Target Retirement 2030 Fund

					Period from		Period from
					August 29,		August 29,
	Year Ended	Year Ended	Year Ended	Year Ended	2014 to	Year Ended	2014 to
	October 31,	October 31,	December 31,	October 31,	October 31,	October 31,	October 31,
	2015	2014[1]	2013	2015	2014[2]	2015	2014[2]

Net Assets at beginning of period	$156,780,547	$266,555,325	$522,595,541	$61,964,350	$–	$82,852,177	$–

Increase (decrease) in net assets from operations:
Net investment income	508,794	2,555,878	3,708,991	872,479	185,951	1,234,059	252,295
Net realized gain	8,360,702	19,367,136	43,393,169	1,693,559	561,840	2,099,659	1,522,964
Net change in unrealized appreciation (depreciation)	(6,988,840)	(38,589,621)	6,406,886	(984,069)	(791,797)	(1,065,611)	(1,906,515)

Net increase (decrease) in net assets from operations	1,880,656	(16,666,607)	53,509,046	1,581,969	(44,006)	2,268,107	(131,256)

Distributions to shareholders from:
Net investment income
Class Y	(130,885)	–	(40,911)
Class R6	–	–	–	(537,568)		(781,023)
Class I	(2,365,747)	–	(3,315,218)
Net realized gains
Class R6	–	–	–	(604,745)		(1,632,546)

Total distributions	(2,496,632)	–	(3,356,129)	(1,142,313)		(2,413,569)

Capital Stock transactions:
Class Y Shares
Shares sold	15,399	47,615	311,359
Issued to shareholders in reinvestment of distributions	128,025	–	40,272
Shares redeemed	(484,040)	(802,844)	(1,435,511)

Net decrease from capital stock transactions	(340,616)	(755,229)	(1,083,880)

Class R6 Shares
Shares sold				1,965,286	65,040,867	2,827,154	86,549,653
Issued to shareholders in reinvestment of distributions				1,142,314	–	2,413,569	–
Shares redeemed				(11,892,996)	(3,032,511)	(8,940,513)	(3,566,220)

Net increase (decrease) from capital stock transactions				(8,785,396)	62,008,356	(3,699,790)	82,983,433

Class I Shares
Shares sold	819,009	927,144	10,861,909
Issued to shareholders in reinvestment of distributions	2,365,747	–	2,748,605
Shares redeemed	(125,603,689)	(93,280,086)	(318,719,767)

Net decrease from capital stock transactions	(122,418,933)	(92,352,942)	(305,109,253)

Total net increase (decrease) from capital stock transactions	(122,759,549)	(93,108,171)	(306,193,133)	(8,785,396)	62,008,356	(3,699,790)	82,983,433

Total increase (decrease) in net assets	(123,375,525)	(109,774,778)	(256,040,216)	(8,345,740)	61,964,350	(3,845,252)	82,852,177

Net Assets at end of period	$33,405,022	$156,780,547	$266,555,325	$53,618,610	$61,964,350	$79,006,925	$82,852,177

Undistributed net investment income (loss) included in net assets	$129,997	$2,240,888	$(268,082)	$624,905	$185,951	$815,924	$252,295

Capital Share transactions:
Class Y Shares
Shares sold	905	2,674	19,024
Issued to shareholders in reinvestment of distributions	8,270	–	2,293
Shares redeemed	(29,533)	(45,877)	(87,609)

Net decrease in shares outstanding	(20,358)	(43,203)	(66,292)

Class R6 Shares
Shares sold				194,179	6,504,391	279,805	8,656,906
Issued to shareholders in reinvestment of distributions				114,460	–	243,549	–
Shares redeemed				(1,184,264)	(306,433)	(894,665)	(361,382)

Net increase (decrease) in shares outstanding				(875,625)	6,197,958	(371,311)	8,295,524

Class I Shares
Shares sold	48,884	54,325	623,674
Issued to shareholders in reinvestment of distributions	152,826	–	156,616
Shares redeemed	(7,498,009)	(5,530,183)	(19,699,473)

Net decrease in shares outstanding	(7,296,299)	(5,475,858)	(18,919,183)

*	The Statements of Changes in Net Assets presented herein include the operating results of the Hansberger International Series International Growth Fund through July 31, 2014. See Note 1 for a discussion of the Fund’s reorganization.
[1]	Effective at the close of business on July 31, 2014, the fiscal year end of the Fund changed to October 31. Disclosure represents 10 months of information.
[2]	Commenced investment operations August 29, 2014. See Note 1 for further information.

See accompanying Notes to Financial Statements.

56

Madison Funds | October 31, 2015

Statements of Changes in Net Assets

	Target Retirement 2040 Fund		Target Retirement 2050 Fund

		Period from		Period from
		August 29,		August 29,
	Year Ended	2014 to	Year Ended	2014 to
	October 31,	October 31,	October 31,	October 31,
	2015	2014[1]	2015	2014[1]

Net Assets at beginning of period	$58,902,574	$–	$21,265,564	$–

Increase (decrease) in net assets from operations:
Net investment income	839,055	176,278	326,330	58,479
Net realized gain	1,997,182	1,401,274	416,075	408,755
Net change in unrealized appreciation (depreciation)	(1,252,918)	(1,699,031)	(90,904)	(509,226)

Net increase (decrease) in net assets from operations	1,583,319	(121,479)	651,501	(41,992)

Distributions to shareholders from:
Net investment income
Class R6	(588,549)		(227,101)
Net realized gains
Class R6	(1,513,221)		(463,433)

Total distributions	(2,101,770)		(690,534)

Capital Stock transactions:
Class R6 Shares
Shares sold	1,322,699	60,698,322	2,060,597	22,015,358
Issued to shareholders in reinvestment of distributions	2,101,769	–	690,534	–
Shares redeemed	(11,779,177)	(1,674,269)	(3,495,489)	(707,802)

Net increase (decrease) from capital stock transactions	(8,354,709)	59,024,053	(744,358)	21,307,556

Total net increase (decrease) from capital stock transactions	(8,354,709)	59,024,053	(744,358)	21,307,556

Total increase (decrease) in net assets	(8,873,160)	58,902,574	(783,391)	21,265,564

Net Assets at end of period	$50,029,414	$58,902,574	$20,482,173	$21,265,564

Undistributed net investment income included in net assets	$522,865	$176,278	$199,012	$58,479

Capital Share transactions:
Class R6 Shares
Shares sold	132,290	6,070,505	204,401	2,202,492
Issued to shareholders in reinvestment of distributions	213,378		69,681
Shares redeemed	(1,191,593)	(170,154)	(346,869)	(71,452)

Net increase (decrease) in shares outstanding	(845,925)	5,900,351	(72,787)	2,131,040

1 Commenced investment operations August 29, 2014

See accompanying Notes to Financial Statements.

57

Madison Funds | October 31, 2015

Financial Highlights for a Share of Beneficial Interest Outstanding

	CONSERVATIVE ALLOCATION FUND

	CLASS A					CLASS B					CLASS C

	Year Ended October 31,					Year Ended October 31,					Year Ended October 31,

	2015	2014	2013	2012	2011	2015	2014	2013	2012	2011	2015	2014	2013	2012	2011

Net Asset Value at beginning of period	$11.15	$10.68	$10.43	$9.94	$10.02	$11.19	$10.71	$10.42	$9.94	$10.03	$11.20	$10.72	$10.43	$9.95	$10.04
Income from Investment Operations:
Net investment income[1]	0.13	0.15	0.22	0.24	0.25	0.06	0.06	0.15	0.16	0.17	0.05	0.06	0.16	0.16	0.19
Net realized and unrealized gain (loss) on investments	-	0.50	0.48	0.50	0.04	(0.01)	0.51	0.47	0.50	0.05	(0.01)	0.51	0.46	0.50	0.03

Total from investment operations	0.13	0.65	0.70	0.74	0.29	0.05	0.57	0.62	0.66	0.22	0.04	0.57	0.62	0.66	0.22
Less Distributions:
Distributions from net investment income	(0.17)	(0.14)	(0.45)	(0.25)	(0.37)	(0.07)	(0.05)	(0.33)	(0.18)	(0.31)	(0.07)	(0.05)	(0.33)	(0.18)	(0.31)
Distributions from capital gains	(0.48)	(0.04)	–	–	–	(0.48)	(0.04)	–	–	–	(0.48)	(0.04)	–	–	–

Total distributions	(0.65)	(0.18)	(0.45)	(0.25)	(0.37)	(0.55)	(0.09)	(0.33)	(0.18)	(0.31)	(0.55)	(0.09)	(0.33)	(0.18)	(0.31)
Net increase (decrease) in net asset value	(0.52)	0.47	0.25	0.49	(0.08)	(0.50)	0.48	0.29	0.48	(0.09)	(0.51)	0.48	0.29	0.48	(0.09)
Net Asset Value at end of period	$10.63	$11.15	$ 10.68	$10.43	$9.94	$10.69	$11.19	$10.71	$10.42	$9.94	$10.69	$11.20	$10.72	$10.43	$9.95
Total Return (%)[2]	1.17	6.13	6.90	7.60	3.00	0.44	5.41	6.05	6.75	2.19	0.34	5.41	6.05	6.75	2.19
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$46,039	$44,438	$42,353	$41,905	$35,293	$10,064	$11,393	$11,569	$9,521	$8,203	$19,694	$18,948	$16,787	$10,813	$5,846
Ratios of expenses to average net assets:
Before reimbursement of expenses by Adviser (%)	0.70	0.70	0.70	0.70	0.70	1.45	1.45	1.45	1.45	1.45	1.45	1.45	1.45	1.45	1.45
After reimbursement of expenses by Adviser (%)	0.70	0.70	0.70	0.70	0.70	1.45	1.45	1.45	1.45	1.45	1.45	1.45	1.45	1.45	1.45
Ratio of net investment income to average net assets
After reimbursement of expenses by Adviser (%)	1.23	1.35	2.09	2.34	2.40	0.59	0.59	1.29	1.61	1.67	0.49	0.57	1.22	1.49	1.76
Portfolio turnover (%)[3]	83	96	69	40	26	83	96	69	40	26	83	96	69	40	26

	MODERATE ALLOCATION FUND

	CLASS A					CLASS B					CLASS C

	Year Ended October 31,					Year Ended October 31,					Year Ended October 31,

	2015	2014	2013	2012	2011	2015	2014	2013	2012	2011	2015	2014	2013	2012	2011

Net Asset Value at beginning of period	$12.27	$11.50	$10.35	$9.76	$9.63	$12.19	$11.43	$10.29	$9.70	$9.58	$12.20	$11.44	$10.30	$9.71	$9.58
Income from Investment Operations:
Net investment income[1]	0.13	0.12	0.17	0.19	0.16	0.05	0.04	0.09	0.11	0.08	0.02	0.03	0.10	0.10	0.08
Net realized and unrealized gain on investments	0.04	0.80	1.23	0.63	0.22	0.04	0.78	1.23	0.63	0.21	0.07	0.79	1.22	0.64	0.22

Total from investment operations	0.17	0.92	1.40	0.82	0.38	0.09	0.82	1.32	0.74	0.29	0.09	0.82	1.32	0.74	0.30
Less Distributions:
Distributions from net investment income	(0.17)	(0.15)	(0.25)	(0.23)	(0.25)	(0.11)	(0.06)	(0.18)	(0.15)	(0.17)	(0.11)	(0.06)	(0.18)	(0.15)	(0.17)
Distributions from capital gains	(0.65)	–	–	–	–	(0.65)	–	–	–	–	(0.65)	–	–	–	–

Total distributions	(0.82)	(0.15)	(0.25)	(0.23)	(0.25)	(0.76)	(0.06)	(0.18)	(0.15)	(0.17)	(0.76)	(0.06)	(0.18)	(0.15)	(0.17)
Net increase (decrease) in net asset value	(0.65)	0.77	1.15	0.59	0.13	(0.67)	0.76	1.14	0.59	0.12	(0.67)	0.76	1.14	0.59	0.13
Net Asset Value at end of period	$11.62	$12.27	$11.50	$10.35	$9.76	$11.52	$12.19	$11.43	$10.29	$9.70	$11.53	$12.20	$11.44	$10.30	$9.71
Total Return (%)[2]	1.44	8.03	13.87	8.55	3.97	0.72	7.18	12.98	7.77	3.19	0.72	7.17	12.97	7.77	3.19
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$107,043	$109,148	$104,849	$92,954	$84,321	$29,451	$33,235	$33,070	$29,821	$26,928	$9,506	$8,238	$7,347	$5,253	$3,939
Ratios of expenses to average net assets:
Before reimbursement of expenses by Adviser (%)	0.70	0.70	0.70	0.70	0.70	1.45	1.45	1.45	1.45	1.45	1.45	1.45	1.45	1.45	1.45
After reimbursement of expenses by Adviser (%)	0.70	0.70	0.70	0.70	0.70	1.45	1.45	1.45	1.45	1.45	1.45	1.45	1.45	1.45	1.45
Ratio of net investment income to average net assets
After reimbursement of expenses by Adviser (%)	1.02	1.00	1.55	1.86	1.64	0.41	0.27	0.82	1.11	0.88	0.01	0.21	0.82	1.02	0.90
Portfolio turnover (%)[3]	81	89	69	50	20	81	89	69	50	20	81	89	69	50	20

[1]	Net investment income calculated excluding permanent tax adjustments to undistributed net investment income.
[2]	Total return without applicable sales charge.
[3]	Portfolio turnover is calculated at the fund level and represents the entire fiscal year or period.

See accompanying Notes to Financial Statements.

58

Madison Funds | October 31, 2015

Financial Highlights for a Share of Beneficial Interest Outstanding

	AGGRESSIVE ALLOCATION FUND

	CLASS A					CLASS B						CLASS C

	Year Ended October 31,					Year Ended October 31,						Year Ended October 31,

	2015	2014	2013	2012	2011	2015	2014		2013	2012	2011	2015	2014	2013	2012	2011

Net Asset Value at beginning of period	$12.81	$11.72	$10.01	$9.32	$9.04	$12.61	$11.59		$9.89	$9.23	$8.96	$12.62	$11.60	$9.90	$9.24	$8.97
Income from Investment Operations:
Net investment income (loss)[1]	0.11	0.09	0.12	0.12	0.07	0.03	0.00	[4]	0.04	0.05	0.00[4]	0.02	(0.01)	0.05	0.03	(0.02)
Net realized and unrealized gain on investments	0.10	1.04	1.80	0.70	0.32	0.09	1.02		1.80	0.68	0.32	0.10	1.03	1.79	0.70	0.34

Total from investment operations	0.21	1.13	1.92	0.82	0.39	0.12	1.02		1.84	0.73	0.32	0.12	1.02	1.84	0.73	0.32
Less Distributions:
Distributions from net investment income	(0.20)	(0.04)	(0.21)	(0.13)	(0.11)	(0.13)	–		(0.14)	(0.07)	(0.05)	(0.13)	–	(0.14)	(0.07)	(0.05)
Distributions from capital gains	(0.95)	–	–	–	–	(0.95)	–		–	–	–	(0.95)	–	–	–	–

Total distributions	(1.15)	(0.04)	(0.21)	(0.13)	(0.11)	(1.08)	–		(0.14)	(0.07)	(0.05)	(1.08)	–	(0.14)	(0.07)	(0.05)
Net increase (decrease) in net asset value	(0.94)	1.09	1.71	0.69	0.28	(0.96)	1.02		1.70	0.66	0.27	(0.96)	1.02	1.70	0.66	0.27
Net Asset Value at end of period	$11.87	$12.81	$11.72	$10.01	$9.32	$11.65	$12.61		$11.59	$9.89	$9.23	$11.66	$12.62	$11.60	$9.90	$9.24
Total Return (%)[2]	1.66	9.67	19.56	8.87	4.29	0.91	8.80		18.79	7.99	3.54	0.91	8.79	18.78	7.98	3.54
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$46,834	$45,697	$41,526	$33,282	$30,190	$12,383	$13,063		$12,365	$10,787	$9,975	$2,600	$2,547	$2,116	$1,099	$828
Ratios of expenses to average net assets:
Before reimbursement of expenses by Adviser (%)	0.70	0.70	0.70	0.70	0.70	1.45	1.45		1.45	1.45	1.45	1.45	1.45	1.45	1.45	1.45
After reimbursement of expenses by Adviser (%)	0.70	0.70	0.70	0.70	0.70	1.45	1.45		1.45	1.45	1.45	1.45	1.45	1.45	1.45	1.45
Ratio of net investment income (loss) to average net assets
After reimbursement of expenses by Adviser (%)	0.81	0.73	1.02	1.22	0.74	0.21	(0.01)		0.34	0.48	(0.00)[4]	0.05	(0.09)	0.10	0.32	(0.32)
Portfolio turnover (%)[3]	72	78	67	67	29	72	78		67	67	29	72	78	67	67	29

	CASH RESERVES FUND

	CLASS A										CLASS B

	Year Ended October 31,										Year Ended October 31,

	2015		2014		2013		2012		2011		2015		2014		2013		2012		2011

Net Asset Value at beginning of period	$1.00		$1.00		$1.00		$1.00		$1.00		$1.00		$1.00		$1.00		$1.00		$1.00
Income from Investment Operations:
Net investment income (loss)[1]	0.00	[4]	0.00	[4]	0.00	[4]	0.00	[4]	0.00	[4]	0.00	[4]	0.00	[4]	0.00	[4]	0.00	[4]	0.00	[4]

Total from investment operations	0.00	[4]	0.00	[4]	0.00	[4]	0.00	[4]	0.00	[4]	0.00	[4]	0.00	[4]	0.00	[4]	0.00	[4]	0.00	[4]
Net increase (decrease) in net asset value	0.00	[4]	0.00	[4]	0.00	[4]	0.00	[4]	0.00	[4]	0.00	[4]	0.00	[4]	0.00	[4]	0.00	[4]	0.00	[4]
Net Asset Value at end of period	$1.00		$1.00		$1.00		$1.00		$1.00		$1.00		$1.00		$1.00		$1.00		$1.00
Total Return (%)[2]	0.00		0.00		0.00		0.00		0.00		0.00		0.00		0.00		0.00		0.00
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$19,076		$20,570		$24,552		$11,654		$12,298		$234		$461		$524		$826		$1,601
Ratios of expenses to average net assets:
Before reimbursement of expenses by Adviser (%)	0.55		0.55		0.55		0.55		0.55		1.30		1.30		1.30		1.30		1.30
After reimbursement of expenses by Adviser (%)	0.07	[5]	0.07	[5]	0.09	[5]	0.08	[5]	0.10	[5]	0.08	[5]	0.07	[5]	0.10	[5]	0.07	[5]	0.10	[5]
Ratio of net investment income (loss) to average net assets
After reimbursement and waiver of expenses by Adviser (%)	0.00	[5]	0.00	[5]	(0.00)	[5]	0.00	[5]	0.00	[5]	0.00	[5]	0.00	[5]	0.00	[5]	0.00	[5]	0.00	[5]

[1]	Net investment income (loss) calculated excluding permanent tax adjustments to undistributed net investment income.
[2]	Total return without applicable sales charge.
[3]	Portfolio turnover is calculated at the fund level and represents the entire fiscal year or period.
[4]	Amounts represent less than $0.005 per share.
[5]	Ratio is net of fees waived by the adviser and distributor (See Note 3).

See accompanying Notes to Financial Statements.

59

Madison Funds | October 31, 2015

Financial Highlights for a Share of Beneficial Interest Outstanding

	TAX-FREE VIRGINIA FUND*							TAX-FREE NATIONAL FUND*

	CLASS Y							CLASS Y

	Year Ended October 31,				Year Ended September 30,			Year Ended October 31,				Year Ended September 30,

	2015	2014	2013[6]		2013	2012	2011	2015	2014	2013[6]		2013	2012	2011

Net Asset Value at beginning of period	$11.70	$11.54	$11.50		$12.24	$11.92	$11.98	$11.08	$10.73	$10.70		$11.44	$11.05	$11.16
Income from Investment Operations:
Net investment income[1]	0.28	0.30	0.03		0.32	0.35	0.35	0.27	0.29	0.03		0.32	0.33	0.34
Net realized and unrealized gain (loss) on investments	(0.01)	0.35	0.04		(0.65)	0.33	–	0.01	0.40	0.03		(0.66)	0.43	(0.02)

Total from investment operations	0.27	0.65	0.07		(0.33)	0.68	0.35	0.28	0.69	0.06		(0.34)	0.76	0.32
Less Distributions:
Distributions from net investment income	(0.28)	(0.30)	(0.03)		(0.32)	(0.35)	(0.35)	(0.27)	(0.29)	(0.03)		(0.32)	(0.33)	(0.34)
Distributions from capital gains	(0.08)	(0.19)	–		(0.09)	(0.01)	(0.06)	(0.08)	(0.05)	–		(0.08)	(0.04)	(0.09)

Total distributions	(0.36)	(0.49)	(0.03)		(0.41)	(0.36)	(0.41)	(0.35)	(0.34)	(0.03)		(0.40)	(0.37)	(0.43)
Net increase (decrease) in net asset value	(0.09)	0.16	0.04		(0.74)	0.32	(0.06)	(0.07)	0.35	0.03		(0.74)	0.39	(0.11)
Net Asset Value at end of period	$11.61	$11.70	$11.54		$11.50	$12.24	$11.92	$11.01	$11.08	$10.73		$10.70	$11.44	$11.05
Total Return (%)[2]	2.36	5.82	0.57	[4]	(2.77)	5.75	3.10	2.61	6.52	0.52	[4]	(3.03)	7.02	3.02
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$22,659	$23,100	$23,408		$23,215	$26,117	$25,009	$27,744	$28,415	$27,805		$28,328	$31,526	$31,319
Ratios of expenses to average net assets:
Before reimbursement of expenses by Adviser (%)	0.85	0.85	0.85	[5]	0.85	0.98	1.03	0.85	0.85	0.85	[5]	0.85	1.00	1.06
After reimbursement of expenses by Adviser (%)	0.85	0.85	0.85	[5]	0.85	–	–	0.85	0.85	0.85	[5]	0.85	–	–
Ratio of net investment income to average net assets
After reimbursement of expenses by Adviser (%)	2.45	2.63	2.58	[5]	2.71	2.88	3.03	2.44	2.65	2.79	[5]	2.92	2.97	3.11
Portfolio turnover (%)[3]	12	16	–	[4]	14	12	7	15	30	6	[4]	24	13	13

	HIGH QUALITY BOND FUND*

	CLASS Y

	Year Ended October 31,				Year Ended December 31,

	2015	2014	2013[7]		2012	2011	2010

Net Asset Value at beginning of period	$11.04	$11.07	$11.21		$11.15	$10.94	$10.68
Income from Investment Operations:
Net investment income[1]	0.11	0.11	0.09		0.13	0.16	0.19
Net realized and unrealized gain (loss) on investments	0.01	0.01	(0.13)		0.10	0.22	0.27

Total from investment operations	0.12	0.12	0.04		0.23	0.38	0.46
Less Distributions:
Distributions from net investment income	(0.11)	(0.11)	(0.08)		(0.13)	(0.16)	(0.19)
Distributions from capital gains	(0.01)	(0.04)	(0.02)		(0.04)	(0.01)	(0.01)

Total distributions	(0.12)	(0.15)	(0.10)		(0.17)	(0.17)	(0.20)
Net increase (decrease) in net asset value	–	(0.03)	(0.14)		0.06	0.21	0.26
Net Asset Value at end of period	$11.04	$11.04	$11.07		$11.21	$11.15	$10.94
Total Return (%)[2]	1.11	1.12	(0.35)[4]		2.04	3.53	4.35
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$102,552	$118,082	$132,688		$109,694	$104,849	$52,388
Ratios of expenses to average net assets:
Before reimbursement of expenses by Adviser (%)	0.49	0.49	0.49	[5]	0.49	0.49	0.49
After reimbursement of expenses by Adviser (%)	0.49	0.49	0.49	[5]	–	–	–
Ratio of net investment income to average net assets
After reimbursement of expenses by Adviser (%)	1.00	1.00	0.99	[5]	1.15	1.48	1.76
Portfolio turnover (%)[3]	35	20	30	[4]	29	9	21

* The Financial Statements presented herein include the historical operating results of the Madison Mosaic Funds through April 19, 2013. Effective after market close on this date, the Madison Mosaic Funds reorganized into the Madison Funds.
[1]	Net investment income (loss) calculated excluding permanent tax adjustments to undistributed net investment income.
[2]	Total return without applicable sales charge.
[3]	Portfolio turnover is calculated at the fund level and represents the entire fiscal year or period.
[4]	Not annualized.
[5]	Annualized.
[6]	Effective at the close of business on April 19, 2013, the fiscal year end of the fund changed to October 31. Disclosure represents 1 month of information.
[7]	Effective at the close of business on April 19, 2013, the fiscal year end of the fund changed to October 31. Disclosure represents 10 months of information.

See accompanying Notes to Financial Statements.

Madison Funds | October 31, 2015

Financial Highlights for a Share of Beneficial Interest Outstanding

	CORE BOND FUND

	CLASS A					CLASS B					CLASS Y

	Year Ended October 31,					Year Ended October 31,					Year Ended October 31,

	2015	2014	2013	2012	2011	2015	2014	2013	2012	2011	2015	2014	2013	2012	2011

Net Asset Value at beginning of period	$10.25	$10.21	$10.66	$10.59	$10.46	$10.25	$10.22	$10.67	$10.59	$10.46	$10.22	$10.19	$10.64	$10.58	$10.46
Income from Investment Operations:
Net investment income[1]	0.19	0.22	0.26	0.26	0.26	0.11	0.14	0.18	0.18	0.19	0.21	0.23	0.28	0.29	0.29
Net realized and unrealized gain (loss) on investments	(0.05)	0.09	(0.46)	0.07	0.13	(0.04)	0.08	(0.46)	0.08	0.12	(0.04)	0.09	(0.45)	0.06	0.12

Total from investment operations	0.14	0.31	(0.20)	0.33	0.39	0.07	0.22	(0.28)	0.26	0.31	0.17	0.32	(0.17)	0.35	0.41
Less Distributions:
Distributions from net investment income	(0.21)	(0.22)	(0.25)	(0.26)	(0.26)	(0.13)	(0.14)	(0.17)	(0.18)	(0.18)	(0.23)	(0.24)	(0.28)	(0.29)	(0.29)
Distributions from capital gains	(0.09)	(0.05)	–	–	–	(0.09)	(0.05)	–	–	–	(0.09)	(0.05)	–	–	–

Total distributions	(0.30)	(0.27)	(0.25)	(0.26)	(0.26)	(0.22)	(0.19)	(0.17)	(0.18)	(0.18)	(0.32)	(0.29)	(0.28)	(0.29)	(0.29)
Net increase (decrease) in net asset value	(0.16)	0.04	(0.45)	0.07	0.13	(0.15)	0.03	(0.45)	0.08	0.13	(0.15)	0.03	(0.45)	0.06	0.12
Net Asset Value at end of period	$10.09	$10.25	$10.21	$10.66	$10.59	$10.10	$10.25	$10.22	$10.67	$10.59	$10.07	$10.22	$10.19	$10.64	$10.58
Total Return (%)[2]	1.34	3.04	(1.92)	3.11	3.81	0.69	2.18	(2.65)	2.43	3.04	1.71	3.23	(1.65)	3.36	4.03
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$32,823	$33,973	$40,104	$45,671	$43,775	$2,929	$3,445	$4,433	$6,088	$5,678	$186,414	$187,790	$109,247	$74,486	$145,125
Ratios of expenses to average net assets:
Before reimbursement of expenses by Adviser (%)	0.90	0.90	0.90	0.90	0.90	1.65	1.65	1.65	1.65	1.65	0.65	0.65	0.65	0.65	0.65
After reimbursement of expenses by Adviser (%)	0.90	0.90	0.90	0.90	0.90	1.65	1.65	1.65	1.65	1.65	0.65	0.65	0.65	0.65	0.65
Ratio of net investment income to average net assets
After reimbursement of expenses by Adviser (%)	1.85	2.10	2.42	2.41	2.54	1.10	1.36	1.68	1.66	1.78	2.10	2.30	2.64	2.64	2.79
Portfolio turnover (%)[3]	57	41	24	6	12	57	41	24	6	12	57	41	24	6	12

			CORE BOND FUND			CORPORATE BOND FUND*

			CLASS R6			CLASS Y

			Year Ended October 31,		Inception to		Year Ended October 31,		Year Ended December 31,

			2015	2014	10/31/13[6]	2015	2014	2013[8]	2012	2011	2010

Net Asset Value at beginning of period			$10.24	$10.20	$10.53	$11.49	$11.27	$11.67	$11.27	$10.81	$10.68
Income from Investment Operations:
Net investment income[1]			0.23	0.20	0.14	0.29	0.25	0.19	0.24	0.22	0.48
Net realized and unrealized gain (loss) on investments			(0.06)	0.13	(0.34)	(0.13)	0.22	(0.38)	0.39	0.61	0.13

Total from investment operations			0.17	0.33	(0.20)	0.16	0.47	(0.19)	0.63	0.83	0.61
Less Distributions:
Distributions from net investment income			(0.23)	(0.24)	(0.13)	(0.29)	(0.25)	(0.19)	(0.23)	(0.36)	(0.48)
Distributions from capital gains			(0.09)	(0.05)	–	(0.02)	–	(0.02)	(0.00)[7]	(0.01)	–

Total distributions			(0.32)	(0.29)	(0.13)	(0.31)	(0.25)	(0.21)	(0.23)	(0.37)	(0.48)
Net increase (decrease) in net asset value			(0.15)	0.04	(0.33)	(0.15)	0.22	(0.40)	0.40	0.46	0.13
Net Asset Value at end of period			$10.09	$10.24	$10.20	$11.34	$11.49	$11.27	$11.67	$11.27	$10.81
Total Return (%)[2]			1.71	3.32	(1.86)[4]	1.40	4.21	(1.58)[4]	5.72	7.83	5.81
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)			$1,693	$10	$10	$23,545	$27,010	$19,743	$19,813	$17,550	$1,069
Ratios of expenses to average net assets:
Before reimbursement of expenses by Adviser (%)			0.52	0.54	0.53 [5]	0.65	0.65	0.65 [5]	0.67	0.69	0.06
After reimbursement of expenses by Adviser (%)			0.52	0.54	0.53 [5]	0.65	0.65	0.65 [5]	–	–	–
Ratio of net investment income to average net assets
After reimbursement of expenses by Adviser (%)			2.24	1.99	2.71 [5]	2.55	2.22	2.05 [5]	2.04	1.98	4.44
Portfolio turnover (%)[3]			57	41	24 [4]	37	31	10 [4]	11	10	14
* The Financial Statements presented herein include the historical operating results of the Madison Mosaic Funds through April 19, 2013. Effective after market close on this date, the Madison Mosaic Funds reorganized into the Madison Funds.
[1]	Net investment income calculated excluding permanent tax adjustments to undistributed net investment income.
[2]	Total return without applicable sales charge.
[3]	Portfolio turnover is calculated at the fund level and represents the entire fiscal year or period.
[4]	Not annualized.
[5]	Annualized.
[6]	Commenced investment operations at the close of business on April 22, 2013.
[7]	Amounts represent less than $0.005 per share.
[8]	Effective at the close of business on April 19, 2013, the fiscal year end of the fund changed to October 31. Disclosure represents 10 months of information.

See accompanying Notes to Financial Statements.

Madison Funds | October 31, 2015

Financial Highlights for a Share of Beneficial Interest Outstanding

	HIGH INCOME FUND

	CLASS A					CLASS B					CLASS Y

	Year Ended October 31,					Year Ended October 31,					Year Ended October 31,

	2015	2014	2013	2012	2011	2015	2014	2013	2012	2011	2015	2014	2013	2012	2011

Net Asset Value at beginning of period	$6.79	$7.15	$7.15	$6.95	$7.10	$6.95	$7.30	$7.26	$7.05	$7.19	$6.73	$7.09	$7.10	$6.92	$7.09
Income from Investment Operations:
Net investment income[1]	0.32	0.35	0.41	0.45	0.48	0.29	0.30	0.37	0.40	0.44	0.01	1.02	0.45	0.47	0.49
Net realized and unrealized gain (loss) on investments	(0.47)	–	0.03	0.20	(0.16)	(0.50)	–	0.03	0.20	(0.17)	(0.14)	(0.65)	0.01	0.19	(0.16)

Total from investment operations	(0.15)	0.35	0.44	0.65	0.32	(0.21)	0.30	0.40	0.60	0.27	(0.13)	0.37	0.46	0.66	0.33
Less Distributions:
Distributions from net investment income	(0.32)	(0.36)	(0.44)	(0.45)	(0.47)	(0.27)	(0.30)	(0.36)	(0.39)	(0.41)	(0.35)	(0.38)	(0.47)	(0.48)	(0.50)
Distributions from capital gains	(0.39)	(0.35)	–	–	–	(0.39)	(0.35)	–	–	–	(0.39)	(0.35)	–	–	–

Total distributions	(0.71)	(0.71)	(0.44)	(0.45)	(0.47)	(0.66)	(0.65)	(0.36)	(0.39)	(0.41)	(0.74)	(0.73)	(0.47)	(0.48)	(0.50)
Net increase (decrease) in net asset value	(0.86)	(0.36)	(0.00)[7]	0.20	(0.15)	(0.87)	(0.35)	0.04	0.21	(0.14)	(0.87)	(0.36)	(0.01)	0.18	(0.17)
Net Asset Value at end of period	$5.93	$6.79	$7.15	$7.15	$6.95	$6.08	$6.95	$7.30	$7.26	$7.05	$5.86	$6.73	$7.09	$7.10	$6.92
Total Return (%)[2]	(2.29)	5.20	6.29	9.67	4.61	(3.11)	4.47	5.60	8.74	3.89	(2.00)	5.59	6.68	9.92	4.81
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$23,155	$28,596	$28,530	$27,061	$25,299	$1,685	$2,267	$2,566	$2,983	$3,023	$664	$388	$17,449	$53,121	$81,572
Ratios of expenses to average net assets:
Before reimbursement of expenses by Adviser (%)	1.00	1.00	1.00	1.00	1.00	1.75	1.75	1.75	1.75	1.75	0.75	0.75	0.75	0.75	0.75
After reimbursement of expenses by Adviser (%)	1.00	1.00	1.00	1.00	1.00	1.75	1.75	1.75	1.75	1.75	0.75	0.75	0.75	0.75	0.75
Ratio of net investment income to average net assets
After reimbursement of expenses by Adviser (%)	5.12	5.05	5.63	6.35	6.73	4.36	4.30	4.89	5.60	6.01	5.39	5.36	5.95	6.61	7.00
Portfolio turnover (%)[3]	28	52	28	36	55	28	52	28	36	55	28	52	28	36	55

	DIVERSIFIED INCOME FUND

	CLASS A					CLASS B						CLASS C

	Year Ended October 31,					Year Ended October 31,						Year Ended October 31,			Inception to

	2015	2014	2013	2012	2011	2015	2014	2013	2012	2011		2015	2014	2013	10/31/12[4]

Net Asset Value at beginning of period	$14.79	$13.89	$12.54	$11.68	$11.16	$14.88	$13.98	$12.61	$11.74	$11.22		$14.88	$13.97	$12.61	$12.53
Income from Investment Operations:
Net investment income[1]	0.23	0.23	0.24	0.26	0.29	0.13	0.13	0.13	0.18	0.20		0.13	0.13	0.13	0.04
Net realized and unrealized gain (loss) on investments	(0.03)	0.90	1.35	0.86	0.52	(0.04)	0.90	1.37	0.86	0.52		(0.04)	0.91	1.36	0.08

Total from investment operations	0.20	1.13	1.59	1.12	0.81	0.09	1.03	1.50	1.04	0.72		0.09	1.04	1.49	0.12
Less Distributions:
Distributions from net investment income	(0.24)	(0.23)	(0.24)	(0.26)	(0.29)	(0.14)	(0.13)	(0.13)	(0.17)	(0.20)		(0.14)	(0.13)	(0.13)	(0.04)

Total distributions	(0.24)	(0.23)	(0.24)	(0.26)	(0.29)	(0.14)	(0.13)	(0.13)	(0.17)	(0.20)		(0.14)	(0.13)	(0.13)	(0.04)
Net increase (decrease) in net asset value	(0.04)	0.90	1.35	0.86	0.52	(0.05)	0.90	1.37	0.87	0.52		(0.05)	0.91	1.36	0.08
Net Asset Value at end of period	$14.75	$14.79	$13.89	$12.54	$11.68	$14.83	$14.88	$13.98	$12.61	$11.74		$14.83	$14.88	$13.97	$12.61
Total Return (%)[2]	1.39	8.22	12.76	9.69	7.32	0.58	7.37	11.99	8.89	6.47		0.64	7.38	11.91	0.94 [5]
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$121,026	$119,364	$105,521	$86,952	$72,913	$13,442	$14,378	$14,297	$14,387	$15,906		$12,766	$11,545	$6,732	$924
Ratios of expenses to average net assets:
Before reimbursement of expenses by Adviser (%)	1.10	1.10	1.10	1.10	1.10	1.85	1.85	1.85	1.85	1.85		1.85	1.85	1.84	1.83 [6]
After reimbursement of expenses by Adviser (%)	1.10	1.10	1.10	1.10	1.10	1.85	1.85	1.85	1.85	1.85		1.85	1.85	1.84	1.83 [6]
Ratio of net investment income to average net assets
After reimbursement of expenses by Adviser (%)	1.59	1.61	1.75	2.14	2.51	0.84	0.86	1.01	1.42	1.77		0.84	0.83	0.88	0.83 [6]
Portfolio turnover (%)[3]	25	23	18	21	17	25	23	18	21	17		25	23	18	21 [5]

[1]	Net investment income calculated excluding permanent tax adjustments to undistributed net investment income.
[2]	Total return without applicable sales charge.
[3]	Portfolio turnover is calculated at the fund level and represents the entire fiscal year or period.
[4]	Commenced investment operations July 31, 2012.
[5]	Not annualized.
[6]	Annualized.
[7]	Amounts represent less than $0.005 per share.

See accompanying Notes to Financial Statements.

Madison Funds | October 31, 2015

Financial Highlights for a Share of Beneficial Interest Outstanding

	COVERED CALL & EQUITY INCOME FUND[1]

	CLASS A					CLASS C					CLASS Y

	Year Ended October 31,					Year Ended October 31,			Inception to		Year Ended October 31,

	2015	2014	2013	2012	2011	2015	2014	2013	10/31/12[8]		2015	2014	2013	2012	2011

Net Asset Value at beginning of period	$9.92	$9.99	$9.76	$9.76	$10.27	$9.74	$9.89	$9.74	$9.66		$10.03	$10.08	$9.82	$9.81	$10.29
Income from Investment Operations:
Net investment income (loss)[3]	0.06	0.08	0.02	0.00 [2]	0.00 [2]	0.16	0.08	0.20	0.00	[2]	0.14	0.22	(0.28)	0.00 [2]	0.03
Net realized and unrealized gain (loss) on investments	(0.06)	0.77	1.12	0.82	0.50	(0.23)	0.69	0.86	0.28		(0.12)	0.67	1.45	0.84	0.50

Total from investment operations	–	0.85	1.14	0.82	0.50	(0.07)	0.77	1.06	0.28		0.02	0.89	1.17	0.84	0.53
Less Distributions:
Distributions from net investment income	(0.50)	(0.60)	(0.60)	–	–	(0.50)	(0.60)	(0.60)	–		(0.50)	(0.62)	(0.60)	(0.02)	–
Distributions from capital gains	(0.28)	(0.32)	(0.31)	(0.82)	(1.01)	(0.28)	(0.32)	(0.31)	(0.20)		(0.28)	(0.32)	(0.31)	(0.81)	(1.01)

Total distributions	(0.78)	(0.92)	(0.91)	(0.82)	(1.01)	(0.78)	(0.92)	(0.91)	(0.20)		(0.78)	(0.94)	(0.91)	(0.83)	(1.01)
Net increase (decrease) in net asset value	(0.78)	(0.07)	0.23	–	(0.51)	(0.85)	(0.15)	0.15	0.08		(0.76)	(0.05)	0.26	0.01	(0.48)
Net Asset Value at end of period	$9.14	$9.92	$9.99	$9.76	$9.76	$8.89	$9.74	$9.89	$9.74		$9.27	$10.03	$10.08	$9.82	$9.81
Total Return (%)[4]	(0.18)	8.90	12.29	8.61	5.22	(0.83)	8.01	11.44	2.88	[5]	0.13	9.08	12.60	8.73	5.51
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$16,042	$11,373	$7,559	$6,297	$4,072	$9,287	$4,805	$2,258	$527		$60,916	$43,891	$29,307	$81,779	$63,395
Ratios of expenses to average net assets:
Before reimbursement of expenses by Adviser (%)	1.25	1.25	1.25	1.24	1.25	1.99	2.00	2.00	1.96	[6]	1.00	1.00	1.00	1.00	1.00
After reimbursement of expenses by Adviser (%)	1.25	1.25	1.25	1.24	1.25	1.99	2.00	2.00	1.96	[6]	1.00	1.00	1.00	1.00	1.00
Ratio of net investment income (loss) to average net assets
After reimbursement of expenses by Adviser (%)	0.13	(0.30)	(0.12)	(0.15)	(0.44)	(0.59)	(1.07)	(0.91)	(0.89)[6]		0.40	(0.03)	0.14	0.09	(0.15)
Portfolio turnover (%)[7]	107	139	100	84	107	107	139	100	84	[5]	107	139	100	84	107

	COVERED CALL & EQUITY INCOME FUND[1]					DIVIDEND INCOME FUND*

	CLASS R6					CLASS Y

	Year Ended October 31,			Inception to		Year Ended October 31,				Year Ended December 31,

	2015	2014	2013	10/31/12[8]		2015	2014	2013[9]		2012	2011	2010

Net Asset Value at beginning of period	$10.06	$10.09	$9.82	$9.72		$23.59	$21.94	$17.90		$17.17	$17.50	$16.39
Income from Investment Operations:
Net investment income[3]	0.24	0.13	0.04	0.00	[2]	0.40	0.38	0.28		0.36	0.20	0.19
Net realized and unrealized gain (loss) on investments	(0.21)	0.78	1.14	0.30		0.01	2.29	4.03		1.50	0.10	1.11

Total from investment operations	0.03	0.91	1.18	0.30		0.41	2.67	4.31		1.86	0.30	1.30
Less Distributions:
Distributions from net investment income	(0.50)	(0.62)	(0.60)	–		(0.38)	(0.38)	(0.27)		(0.35)	(0.20)	(0.19)
Distributions from capital gains	(0.28)	(0.32)	(0.31)	(0.20)		(1.34)	(0.64)	–		(0.78)	(0.43)	–

Total distributions	(0.78)	(0.94)	(0.91)	(0.20)		(1.72)	(1.02)	(0.27)		(1.13)	(0.63)	(0.19)
Net increase (decrease) in net asset value	(0.75)	(0.03)	0.27	0.10		(1.31)	1.65	4.04		0.73	(0.33)	1.11
Net Asset Value at end of period	$9.31	$10.06	$10.09	$9.82		$22.28	$23.59	$21.94		$17.90	$17.17	$17.50
Total Return (%)[4]	0.23	9.29	12.75	3.07	[5]	1.76	12.42	24.18	[5]	10.86	1.73	8.02
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$2,826	$152	$116	$103		$20,925	$21,518	$18,658		$13,263	$11,189	$12,256
Ratios of expenses to average net assets:
Before reimbursement of expenses by Adviser (%)	0.87	0.87	0.87	0.86	[6]	1.10	1.10	1.10	[6]	1.17	1.25	1.24
After reimbursement of expenses by Adviser (%)	0.87	0.87	0.87	0.86	[6]	0.95	0.95	0.95	[6]	1.09	–	–
Ratio of net investment income to average net assets
After reimbursement of expenses by Adviser (%)	0.70	0.10	0.21	0.17	[6]	1.75	1.66	1.66	[6]	1.95	–	–
Portfolio turnover (%)[7]	107	139	100	84	[5]	24	29	16	[5]	61	56	39

* The Financial Statements presented herein include the historical operating results of the Madison Mosaic Funds through April 19, 2013. Effective after market close on this date, the Madison Mosaic Funds reorganized into the Madison Funds.
[1]	Prior to close of business on February 28, 2014, the Fund was known as the Equity Income Fund. See Note 1.
[2]	Amounts represent less than $0.005 per share.
[3]	Net investment income (loss) calculated excluding permanent tax adjustments to undistributed net investment income.
[4]	Total return without applicable sales charge.
[5]	Not annualized.
[6]	Annualized.
[7]	Portfolio turnover is calculated at the fund level and represents the entire fiscal year or period.
[8]	Class was launched on July 31, 2012.
[9]	Effective at the close of business on April 19, 2013, the fiscal year end of the fund changed to October 31. Disclosure represents 10 months of information.

See accompanying Notes to Financial Statements.

Madison Funds | October 31, 2015

Financial Highlights for a Share of Beneficial Interest Outstanding

	LARGE CAP VALUE FUND

	CLASS A					CLASS B					CLASS Y

	Year Ended October 31,					Year Ended October 31,					Year Ended October 31,

	2015	2014	2013	2012	2011	2015	2014	2013	2012	2011	2015	2014	2013	2012	2011

Net Asset Value at beginning of period	$19.18	$17.04	$13.99	$12.42	$11.40	$18.84	$16.74	$13.74	$12.21	$11.20	$19.20	$17.06	$14.01	$12.44	$11.42
Income from Investment Operations:
Net investment income (loss)[1]	0.08	0.13	0.18	0.21	0.18	(0.05)	0.04	0.12	0.16	0.12	0.14	0.19	0.19	0.22	0.23
Net realized and unrealized gain (loss) on investments	(0.10)	2.15	3.07	1.55	0.98	(0.09)	2.07	2.98	1.47	0.94	(0.11)	2.14	3.10	1.57	0.97

Total from investment operations	(0.02)	2.28	3.25	1.76	1.16	(0.14)	2.11	3.10	1.63	1.06	0.03	2.33	3.29	1.79	1.20
Less Distributions:
Distributions from net investment income	(0.14)	(0.14)	(0.20)	(0.19)	(0.14)	(0.00)[6]	(0.01)	(0.10)	(0.10)	(0.05)	(0.19)	(0.19)	(0.24)	(0.22)	(0.18)
Distributions from capital gains	(2.69)	–	–	–	–	(2.69)	–	–	–	–	(2.69)	–	–	–	–

Total distributions	(2.83)	(0.14)	(0.20)	(0.19)	(0.14)	(2.69)	(0.01)	(0.10)	(0.10)	(0.05)	(2.88)	(0.19)	(0.24)	(0.22)	(0.18)
Net increase (decrease) in net asset value	(2.85)	2.14	3.05	1.57	1.02	(2.83)	2.10	3.00	1.53	1.01	(2.85)	2.14	3.05	1.57	1.02
Net Asset Value at end of period	$16.33	$19.18	$17.04	$13.99	$12.42	$16.01	$18.84	$16.74	$13.74	$12.21	$16.35	$19.20	$17.06	$14.01	$12.44
Total Return (%)[2]	(0.80)	13.47	23.58	14.37	10.27	(1.49)	12.61	22.69	13.41	9.52	(0.51)	13.74	23.86	14.64	10.53
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$63,566	$70,495	$67,048	$58,537	$54,271	$4,096	$4,867	$5,222	$5,768	$7,199	$109,546	$128,456	$132,206	$84,545	$78,344
Ratios of expenses to average net assets:
Before reimbursement of expenses by Adviser (%)	1.16	1.16	1.16	1.16	1.16	1.91	1.91	1.91	1.91	1.91	0.91	0.91	0.91	0.91	0.91
After reimbursement of expenses by Adviser (%)	1.16	1.16	1.16	1.16	1.16	1.91	1.91	1.91	1.91	1.91	0.91	0.91	0.91	0.91	0.91
Ratio of net investment income to average net assets
After reimbursement of expenses by Adviser (%)	0.47	0.69	1.12	1.51	1.44	(0.27)	(0.06)	0.40	0.79	0.70	0.73	0.92	1.33	1.76	1.69
Portfolio turnover (%)[3]	97	85	33	25	39	97	85	33	25	39	97	85	33	25	39

	INVESTORS FUND*

	CLASS A				CLASS Y							CLASS R6

	Year Ended		Inception									Year Ended		Inception
	October 31		to		Year Ended October 31,				Year Ended December 31,			October 31		to

	2015	2014	10/31/13[7]		2015	2014	2013[8]		2012	2011	2010	2015	2014	10/31/13[7]

Net Asset Value at beginning of period	$25.01	$22.49	$22.06		$25.07	$22.50	$18.56		$16.40	$16.55	$15.07	$25.14	$22.51	$22.06
Income from Investment Operations:
Net investment income[1]	0.09	0.03	–		0.16	0.12	0.10		0.13	0.15	0.09	0.15	0.17	–
Net realized and unrealized gain (loss) on investments	1.06	3.18	0.43		1.05	3.15	3.94		2.17	(0.15)	1.48	1.10	3.16	0.45

Total from investment operations	1.15	3.21	0.43		1.21	3.27	4.04		2.30	–	1.57	1.25	3.33	0.45
Less Distributions:
Distributions from net investment income	(0.06)	(0.01)	–		(0.12)	(0.02)	(0.10)		(0.14)	(0.15)	(0.09)	(0.12)	(0.02)	–
Distributions from capital gains	(4.80)	(0.68)	–		(4.80)	(0.68)	–		–	–	–	(4.80)	(0.68)	–

Total distributions	(4.86)	(0.69)	–		(4.92)	(0.70)	(0.10)		(0.14)	(0.15)	(0.09)	(4.92)	(0.70)	–
Net increase (decrease) in net asset value	(3.71)	2.52	0.43		(3.71)	2.57	3.94		2.16	(0.15)	1.48	(3.67)	2.63	0.45
Net Asset Value at end of period	$21.30	$25.01	$22.49		$21.36	$25.07	$22.50		$18.56	$16.40	$16.55	$21.47	$25.14	$22.51
Total Return (%)[2]	4.78	14.55	1.95	[4]	5.07	14.84	21.78	[4]	14.05	–	10.44	5.25	15.10	2.04	[4]
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$2,189	$1,340	$280		$109,506	$166,819	$196,164		$35,176	$36,339	$42,882	$6,589	$5,200	$7,234
Ratios of expenses to average net assets:
Before reimbursement of expenses by Adviser (%)	1.31	1.28	1.20	[5]	1.06	1.02	1.04	[5]	1.05	0.99	0.99	0.73	0.69	0.65	[5]
After reimbursement of expenses by Adviser (%)	1.19	1.13	1.06	[5]	0.94	0.87	0.89	[5]	0.97	0.99	0.99	0.73	0.64	0.56	[5]
Ratio of net investment income to average net assets
After reimbursement of expenses by Adviser (%)	0.38	0.15	(0.22)[5]		0.62	0.43	0.41	[5]	0.75	0.82	0.60	0.83	0.65	0.23	[5]
Portfolio turnover (%)[3]	33	52	34	[4]	33	52	34	[4]	47	36	41	33	52	34	[4]

* The Financial Statements presented herein include the historical operating results of the Madison Mosaic Funds through April 19, 2013. Effective after market close on this date, the Madison Mosaic Funds reorganized into the Madison Funds.
[1] Net investment income calculated excluding permanent tax adjustments to undistributed net investment income.
[2] Total return without applicable sales charge.
[3] Portfolio turnover is calculated at the fund level and represents the entire fiscal year or period.
[4] Not annualized.
[5] Annualized.
[6] Amounts represent less than $0.005 per share.
[7] Class was launched on September 20, 2013.
[8] Effective at the close of business on April 19, 2013, the fiscal year end of the fund changed to October 31. Disclosure represents 10 months of information.

See accompanying Notes to Financial Statements.

64

Madison Funds | October 31, 2015

Financial Highlights for a Share of Beneficial Interest Outstanding

	LARGE CAP GROWTH FUND

	CLASS A					CLASS B					CLASS Y

	Year Ended October 31,					Year Ended October 31,					Year Ended October 31,

	2015	2014	2013	2012	2011	2015	2014	2013	2012	2011	2015	2014	2013	2012	2011

Net Asset Value at beginning of period	$23.50	$21.06	$17.18	$16.00	$15.20	$20.99	$19.02	$15.61	$14.64	$13.99	$23.72	$21.24	$17.33	$16.11	$15.30
Income from Investment Operations:
Net investment income (loss)[2]	0.13	0.05	0.07	0.01	(0.01)	(0.04)	(0.17)	(0.12)	(0.12)	(0.13)	0.20	0.09	0.11	0.06	0.04
Net realized and unrealized gain on investments	1.15	3.17	3.88	1.17	0.83	1.01	2.92	3.56	1.09	0.78	1.14	3.22	3.91	1.18	0.82

Total from investment operations	1.28	3.22	3.95	1.18	0.82	0.97	2.75	3.44	0.97	0.65	1.34	3.31	4.02	1.24	0.86
Less Distributions:
Distributions from net investment income	(0.06)	–	(0.07)	–	(0.02)	–	–	(0.03)	–	–	(0.12)	(0.05)	(0.11)	(0.02)	(0.05)
Distributions from capital gains	(1.83)	(0.78)	–	–	–	(1.83)	(0.78)	–	–	–	(1.83)	(0.78)	–	–	–

Total distributions	(1.89)	(0.78)	(0.07)	–	(0.02)	(1.83)	(0.78)	(0.03)	–	–	(1.95)	(0.83)	(0.11)	(0.02)	(0.05)
Net increase (decrease) in net asset value	(0.61)	2.44	3.88	1.18	0.80	(0.86)	1.97	3.41	0.97	0.65	(0.61)	2.48	3.91	1.22	0.81
Net Asset Value at end of period	$22.89	$23.50	$21.06	$17.18	$16.00	$20.13	$20.99	$19.02	$15.61	$14.64	$23.11	$23.72	$21.24	$17.33	$16.11
Total Return (%)[3]	5.65	15.63	23.05	7.38	5.39	4.85	14.76	22.08	6.63	4.65	5.88	15.94	23.33	7.72	5.63
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$62,266	$64,468	$59,187	$49,824	$48,068	$4,554	$4,726	$5,102	$5,731	$7,581	$108,018	$118,009	$92,067	$63,956	$61,122
Ratios of expenses to average net assets:
Before reimbursement of expenses by Adviser (%)	1.20	1.20	1.20	1.20	1.20	1.95	1.95	1.95	1.95	1.95	0.95	0.95	0.95	0.95	0.95
After reimbursement of expenses by Adviser (%)	1.20	1.20	1.20	1.20	1.20	1.95	1.95	1.95	1.95	1.95	0.95	0.95	0.95	0.95	0.95
Ratio of net investment income (loss) to average net assets
After reimbursement of expenses by Adviser (%)	0.55	0.20	0.34	0.08	(0.05)	(0.21)	(0.54)	(0.37)	(0.68)	(0.79)	0.79	0.44	0.57	0.33	0.22
Portfolio turnover (%)[6]	50	40	58	71	77	50	40	58	71	77	50	40	58	71	77

	MID CAP FUND*

	CLASS A				CLASS B				CLASS Y

	Year Ended		Inception		Year Ended		Inception
	October 31,		to		October 31,		to		Year Ended October 31,				Year Ended December 31,

	2015	2014	10/31/13[1]		2015	2014	10/31/13[1]		2015	2014	2013[8]		2012[7]	2011[7]	2010[7]

Net Asset Value at beginning of period	$9.78	$9.48	$8.41		$8.69	$8.55	$7.62		$10.00	$9.66	$8.31		$7.45	$7.40	$6.11
Income from Investment Operations:
Net investment income (loss)[2]	(0.06)	(0.04)	(0.03)		(0.13)	(0.14)	(0.06)		(0.04)	(0.02)	(0.02)		–	(0.01)	(0.02)
Net realized and unrealized gain on investments	0.61	1.01	1.10		0.56	0.95	0.99		0.63	1.03	2.11		1.17	0.39	1.31

Total from investment operations	0.55	0.97	1.07		0.43	0.81	0.93		0.59	1.01	2.09		1.17	0.38	1.29
Less Distributions:
Distributions from capital gains	(1.74)	(0.67)	–		(1.74)	(0.67)	–		(1.74)	(0.67)	(0.74)		(0.31)	(0.33)	–

Total distributions	(1.74)	(0.67)	–		(1.74)	(0.67)	–		(1.74)	(0.67)	(0.74)		(0.31)	(0.33)	–
Net increase (decrease) in net asset value	(1.19)	0.30	1.07		(1.31)	0.14	0.93		(1.15)	0.34	1.35		0.86	0.05	1.29
Net Asset Value at end of period	$8.59	$9.78	$9.48		$7.38	$8.69	$8.55		$8.85	$10.00	$9.66		$8.31	$7.45	$7.40
Total Return (%)[3]	5.80	10.65	12.72	[4]	5.06	9.89	12.20	[4]	6.13	10.88	22.68	[4]	15.69	5.10	21.15
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$54,000	$57,117	$56,578		$3,401	$4,235	$5,476		$198,605	$224,181	$255,263		$168,428	$160,328	$159,413
Ratios of expenses to average net assets:
Before reimbursement of expenses by Adviser (%)	1.40	1.40	1.40	[5]	2.15	2.15	2.15	[5]	1.15	1.15	1.15	[5]	1.20	1.25	1.25
After reimbursement of expenses by Adviser (%)	1.40	1.40	1.40	[5]	2.15	2.15	2.15	[5]	1.15	1.15	1.15	[5]	1.20	1.25	1.25
Ratio of net investment income (loss) to average net assets
After reimbursement of expenses by Adviser (%)	(0.72)	(0.42)	(0.64)[5]		(1.47)	(1.19)	(1.39)[5]		(0.47)	(0.17)	(0.29)[5]		0.00	(0.20)	(0.26)
Portfolio turnover (%)[6]	28	33	21	[4]	28	33	21	[4]	28	33	21	[4]	28	32	57

* The Financial Statements presented herein include the historical operating results of the Madison Mosaic Funds through April 19, 2013. Effective after market close on this date, the Madison Mosaic Funds reorganized into the Madison Funds.
[1] For accounting purposes, the Mid-Cap Fund Class A & B are treated as having commenced investment operations at the close of business on April 19, 2013.
[2] Net investment income calculated excluding permanent tax adjustments to undistributed net investment income.
[3] Total return without applicable sales charge.
[4] Not annualized.
[5] Annualized.
[6] Portfolio turnover is calculated at the fund level and represents the entire fiscal year or period.
[7] The financial highlights prior to April 22, 2013 are those of the Madison Mosaic Mid Cap Fund, the accounting survivor of the reorganization of the Madison Mid Cap and Madison Mosaic Mid Cap Funds. The net asset values and other per share information of the Madison Mosaic Mid Cap Fund have been restated by the conversion ratio of 1.5634 for Class Y shares to reflect those of the legal survivor of the reorganization, the Madison Mosaic Mid Cap Fund, which was renamed the Madison Mid Cap Fund after reorganization.
[8] Effective at the close of business on April 19, 2013, the fiscal year end of the fund changed to October 31. Disclosure represents 10 months of information.

See accompanying Notes to Financial Statements.

65

Madison Funds | October 31, 2015

Financial Highlights for a Share of Beneficial Interest Outstanding

		MID CAP FUND* - continued

		CLASS R6

						Year
		Year Ended October 31,				Ended

		2015	2014	2013[1]		12/31/12[7,8]

Net Asset Value at beginning of period		$10.06	$9.68	$8.30		$7.42
Income from Investment Operations:
Net investment income (loss)[2]		(0.05)	0.02	0.01		0.08
Net realized and unrealized gain on investments		0.68	1.03	2.11		1.12

Total from investment operations		0.63	1.05	2.12		1.20
Less Distributions:
Distributions from net investment income		–	–	–		(0.01)
Distributions from capital gains		(1.74)	(0.67)	(0.74)		(0.31)

Total distributions		(1.74)	(0.67)	(0.74)		(0.32)
Net increase (decrease) in net asset value		(1.11)	0.38	1.38		0.88
Net Asset Value at end of period		$8.95	$10.06	$9.68		$8.30
Total Return (%)[3]		6.55	11.29	23.05	[4]	7.34 [4]
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)		$9,874	$5,118	$6,270		$4,856
Ratios of expenses to average net assets:
Before reimbursement of expenses by Adviser (%)		0.77	0.77	0.77	[5]	0.76 [5]
After reimbursement of expenses by Adviser (%)		0.77	0.77	0.77	[5]	0.76 [5]
Ratio of net investment income (loss) to average net assets
After reimbursement of expenses by Adviser (%)		(0.09)	0.20	0.11	[5]	1.19 [5]
Portfolio turnover (%)[6]		28	33	21	[4]	28 [4]

	SMALL CAP FUND

	CLASS A						CLASS B					CLASS Y

	Year Ended October 31,						Year Ended October 31,					Year Ended October 31,

	2015	2014	2013	2012		2011	2015	2014	2013	2012	2011	2015	2014	2013	2012	2011

Net Asset Value at beginning of period	$15.21	$14.87	$11.81	$10.79		$9.93	$14.58	$14.38	$11.45	$10.55	$9.78	$15.26	$14.88	$11.82	$10.77	$9.91
Income from Investment Operations:
Net investment income (loss)[2]	0.02	0.06	0.02	0.06		0.04	(0.14)	(0.05)	(0.06)	(0.02)	(0.06)	0.04	0.07	0.02	0.10	0.07
Net realized and unrealized gain on investments	0.58	0.88	3.68	1.31		0.86	0.60	0.85	3.56	1.27	0.86	0.60	0.91	3.71	1.30	0.85

Total from investment operations	0.60	0.94	3.70	1.37		0.90	0.46	0.80	3.50	1.25	0.80	0.64	0.98	3.73	1.40	0.92
Redemption Fees	–	–	–	–		0.01	–	–	–	–	–	–	–	–	–	–
Less Distributions:
Distributions from net investment income	(0.04)	–	(0.09)	–		(0.05)	–	–	(0.02)	–	(0.03)	(0.08)	(0.00)[9]	(0.12)	–	(0.06)
Distributions from capital gains	(0.79)	(0.60)	(0.55)	(0.35)		–	(0.79)	(0.60)	(0.55)	(0.35)	–	(0.79)	(0.60)	(0.55)	(0.35)	–

Total distributions	(0.83)	(0.60)	(0.64)	(0.35)		(0.05)	(0.79)	(0.60)	(0.57)	(0.35)	(0.03)	(0.87)	(0.60)	(0.67)	(0.35)	(0.06)
Net increase (decrease) in net asset value	(0.23)	0.34	3.06	1.02		0.86	(0.33)	0.20	2.93	0.90	0.77	(0.23)	0.38	3.06	1.05	0.86
Net Asset Value at end of period	$14.98	$15.21	$14.87	$11.81		$10.79	$14.25	$14.58	$14.38	$11.45	$10.55	$15.03	$15.26	$14.88	$11.82	$10.77
Total Return (%)[3]	3.90	6.45	32.85	13.08		9.12	3.10	5.66	31.92	12.21	8.20	4.16	6.72	33.17	13.39	9.29
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$3,435	$3,639	$4,566	$3,941		$3,201	$437	$522	$497	$318	$266	$83,728	$60,279	$45,217	$13,808	$17,039
Ratios of expenses to average net assets:
Before reimbursement of expenses by Adviser (%)	1.50	1.50	1.50	1.50		1.50	2.25	2.25	2.25	2.25	2.25	1.25	1.25	1.25	1.25	1.25
After reimbursement of expenses by Adviser (%)	1.50	1.50	1.50	1.50		1.50	2.25	2.25	2.25	2.25	2.25	1.25	1.25	1.25	1.25	1.25
Ratio of net investment income (loss) to average net assets
After reimbursement of expenses by Adviser (%)	0.09	0.35	0.14	0.53		0.33	(0.66)	(0.40)	(0.62)	(0.22)	(0.42)	0.32	0.59	0.28	0.77	0.69
Portfolio turnover (%)[6]	19	29	22	15		15	19	29	22	15	15	19	29	22	15	15

*The Financial Statements presented herein include the historical operating results of the Madison Mosaic Funds through April 19, 2013. Effective after market close on this date, the Madison Mosaic Funds reorganized into the Madison Funds.
[1] Effective at the close of business on April 19, 2013, the fiscal year end of the fund changed to October 31. Disclosure represents 10 months of information.
[2] Net investment income calculated excluding permanent tax adjustments to undistributed net investment income.
[3] Total return without applicable sales charge.
[4] Not annualized.
[5] Annualized.
[6] Portfolio turnover is calculated at the fund level and represents the entire fiscal year or period.
[7] The financial highlights prior to April 22, 2013 are those of the Madison Mosaic Mid Cap Fund, the accounting survivor of the reorganization of the Madison Mid Cap and Madison Mosaic Mid Cap Funds. The net asset values and other per share information of the Madison Mosaic Mid Cap Fund have been restated by the conversion ratio of 1.5696 for Class R6 shares to reflect those of the legal survivor of the reorganization, the Madison Mosaic Mid Cap Fund, which was renamed the Madison Mid Cap Fund after reorganization.
[8] Class was launched on February 29, 2012.
[9] Amounts represent less than $0.005 per share.

See accompanying Notes to Financial Statements.

66

Madison Funds | October 31, 2015

Financial Highlights for a Share of Beneficial Interest Outstanding

	NORTHROAD INTERNATIONAL FUND*

	CLASS Y							CLASS R6

	Year Ended October 31,				Year Ended December 31,			Year Ended October 31,				Inception to

	2015	2014	2013[8]		2012	2011	2010[9]	2015	2014	20/13[8]		12/31/12[1]

Net Asset Value at beginning of period	$11.54	$12.25	$10.39		$9.28	$13.30	$11.92	$11.60	$12.28	$10.39		$9.28
Income from Investment Operations:
Net investment income[2]	0.19	0.19	0.19		0.19	0.04	0.00 [7]	0.21	0.24	0.22		0.19
Net realized and unrealized gain (loss) on investments	(0.49)	(0.41)	1.67		1.09	(1.03)	2.20	(0.47)	(0.43)	1.67		1.11

Total from investment operations	(0.30)	(0.22)	1.86		1.28	(0.99)	2.20	(0.26)	(0.19)	1.89		1.30
Less Distributions:
Distributions from net investment income	(0.22)	(0.20)	–		(0.17)	(0.04)	(0.00)[7]	(0.22)	(0.20)	–		(0.19)
Distributions from capital gains	(0.45)	(0.29)	–		–	(2.99)	(0.82)	(0.45)	(0.29)	–		–

Total distributions	(0.67)	(0.49)	–		(0.17)	(3.03)	(0.82)	(0.67)	(0.49)	–		(0.19)
Net increase (decrease) in net asset value	(0.97)	(0.71)	1.86		1.11	(4.02)	1.38	(0.93)	(0.68)	1.89		1.11
Net Asset Value at end of period	$10.57	$11.54	$12.25		$10.39	$9.28	$13.30	$10.67	$11.60	$12.28		$10.39
Total Return (%)[3]	(2.63)	(1.91)	17.90	[4]	13.76	(6.43)	18.42	(2.25)	(1.66)	18.19	[4]	6.70	[4]
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$36,216	$36,751	$32,616		$28,856	$1,621	$1,763	$9,213	$8,674	$12		$11
Ratios of expenses to average net assets:
Before reimbursement of expenses by Adviser (%)	1.15	1.15	1.15	[5]	1.15	1.20	1.25	0.82	0.83	0.83	[5]	0.83	[5]
After reimbursement of expenses by Adviser (%)	1.15	1.15	1.15	[5]	1.15	1.20	1.25	0.82	0.83	0.83	[5]	0.83	[5]
Ratio of net investment income (loss) to average net assets
After reimbursement of expenses by Adviser (%)	1.73	1.68	2.01	[5]	1.94	0.43	0.02	2.08	2.67	2.33	[5]	2.33	[5]
Portfolio turnover (%)[6]	29	30	15	[4]	12	129	61	29	30	15	[4]	12	[4]

	INTERNATIONAL STOCK FUND

	CLASS A					CLASS B					CLASS Y

	Year Ended October 31,					Year Ended October 31,					Year Ended October 31,

	2015	2014	2013	2012	2011	2015	2014	2013	2012	2011	2015	2014	2013	2012	2011

Net Asset Value at beginning of period	$13.20	$13.16	$10.81	$10.12	$10.58	$12.89	$12.87	$10.58	$9.92	$10.39	$13.22	$13.18	$10.82	$10.13	$10.59
Income from Investment Operations:
Net investment income[2]	0.12	0.16	0.13	0.14	0.16	0.03	0.10	0.07	0.09	0.08	(0.05)	0.73	0.13	0.18	0.21
Net realized and unrealized gain (loss) on investments	(0.02)	(0.02)	2.35	0.76	(0.47)	(0.03)	(0.06)	2.28	0.72	(0.47)	0.17	(0.56)	2.38	0.75	(0.49)

Total from investment operations	0.10	0.14	2.48	0.90	(0.31)	–	0.04	2.35	0.81	(0.39)	0.12	0.17	2.51	0.93	(0.28)
Less Distributions:
Distributions from net investment income	(0.31)	(0.10)	(0.13)	(0.21)	(0.15)	(0.21)	(0.02)	(0.06)	(0.15)	(0.08)	(0.34)	(0.13)	(0.15)	(0.24)	(0.18)

Total distributions	(0.31)	(0.10)	(0.13)	(0.21)	(0.15)	(0.21)	(0.02)	(0.06)	(0.15)	(0.08)	(0.34)	(0.13)	(0.15)	(0.24)	(0.18)
Net increase (decrease) in net asset value	(0.21)	0.04	2.35	0.69	(0.46)	(0.21)	0.02	2.29	0.66	(0.47)	(0.22)	0.04	2.36	0.69	(0.46)
Net Asset Value at end of period	$12.99	$13.20	$13.16	$10.81	$10.12	$12.68	$12.89	$12.87	$10.58	$9.92	$13.00	$13.22	$13.18	$10.82	$10.13
Total Return (%)[3]	0.83	1.09	23.11	9.23	(3.00)	0.06	0.31	22.26	8.39	(3.77)	1.09	1.29	23.44	9.61	(2.85)
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$21,072	$23,012	$24,571	$21,002	$20,763	$1,692	$2,061	$2,946	$3,206	$3,872	$15,566	$7,938	$34,634	$23,294	$44,358
Ratios of expenses to average net assets:
Before reimbursement of expenses by Adviser (%)	1.60	1.60	1.60	1.60	1.60	2.35	2.35	2.35	2.35	2.35	1.35	1.35	1.35	1.35	1.35
After reimbursement of expenses by Adviser (%)	1.60	1.60	1.60	1.60	1.60	2.35	2.35	2.35	2.35	2.35	1.35	1.35	1.35	1.35	1.35
Ratio of net investment income to average net assets
After reimbursement of expenses by Adviser (%)	0.88	1.13	1.02	1.35	1.45	0.10	0.29	0.28	0.59	0.72	1.27	1.65	1.26	1.36	1.70
Portfolio turnover (%)[6]	45	44	53	41	44	45	44	53	41	44	45	44	53	41	44

* The Financial Statements presented herein include the historical operating results of the Madison Mosaic Funds through April 19, 2013. Effective after market close on this date, the Madison Mosaic Funds reorganized into the Madison Funds.
[1] Class was launched on February 29, 2012.
[2] Net investment income (loss) calculated excluding permanent tax adjustments to undistributed net investment income.
[3] Total return without applicable sales charge.
[4] Not annualized.
[5] Annualized.
[6] Portfolio turnover is calculated at the fund level and represents the entire fiscal year or period.
[7] Amounts represent less than $0.005 per share.
[8] Effective at the close of business on April 19, 2013, the fiscal year end of the fund changed to October 31. Disclosure represents 10 months of information.
[9] Prior to June 30, 2011, the NorthRoad International Fund was known as the Small/Mid-Cap Fund. Inception of the fund was December 31, 2008.

See accompanying Notes to Financial Statements.

67

Madison Funds | October 31, 2015

Financial Highlights for a Share of Beneficial Interest Outstanding

	HANSBERGER INTERNATIONAL GROWTH FUND*

	CLASS I									CLASS Y

	Year Ended									Year Ended
	October 31,			Year Ended December 31,						October 31,			Year Ended December 31,

	2015	2014[1]		2013		2012		2011	2010	2015	2014[1]		2013		2012		2011	2010

Net Asset Value at beginning of period	$16.70	$17.88		$15.42		$13.11		$16.16	$15.02	$16.68	$17.89		$15.42		$13.11		$16.16	$15.01
Income from Investment Operations:
Net investment income[2]	0.73	0.26		0.17	[3]	0.21	[3]	0.21 [3]	0.15 [3]	0.05	0.14		0.13	[3]	0.17	[3]	0.19 [3]	0.12 [3]
Net realized and unrealized gain (loss) on investments	(0.54)	(1.44)		2.52		2.33		(3.06)	1.14	0.12	(1.35)		2.53		2.32		(3.07)	1.15

Total from investment operations	0.19	(1.18)		2.69		2.54		(2.85)	1.29	0.17	(1.21)		2.66		2.49		(2.88)	1.27
Less Distributions:
Distributions from net investment income	(0.78)	–		(0.23)		(0.23)		(0.20)	(0.15)	(0.76)	–		(0.19)		(0.18)		(0.17)	(0.12)

Total distributions	(0.78)	–		(0.23)		(0.23)		(0.20)	(0.15)	(0.76)	–		(0.19)		(0.18)		(0.17)	(0.12)
Net increase (decrease) in net asset value	(0.59)	(1.18)		2.46		2.31		(3.05)	1.14	(0.59)	(1.21)		2.47		2.31		(3.05)	1.15
Net Asset Value at end of period	$16.11	$16.70		$17.88		$15.42		$13.11	$16.16	$16.09	$16.68		$17.89		$15.42		$13.11	$16.16
Total Return (%)[4]	1.41	(6.60)[5]		17.46		19.37		(17.61)	8.63	1.27	(6.76)[5]		17.26		19.01		(17.82)	8.44
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$30,895	$153,839		$262,627		$518,186		$548,110	$608,571	$2,510	$2,942		$3,928		$4,410		$5,907	$9,398
Ratios of expenses to average net assets:
Before reimbursement of expenses by Adviser (%)	1.01	0.95	[6]	0.94		0.89		0.86	0.87	1.16	1.85	[6]	1.67		1.45		1.05	1.10
After reimbursement of expenses by Adviser (%)	1.01	0.95	[6]	0.94	[7]	0.89	[8]	0.86	0.87	1.16	1.16	[6]	1.17	[7]	1.15	[10]	1.05	1.10
Ratio of net investment income to average net assets
After reimbursement of expenses by Adviser (%)	0.85	1.40	[6]	1.05		1.44		1.39	1.05	0.80	1.22	[6]	0.78		1.15		1.22	0.83
Portfolio turnover (%)[9]	61	34	[5]	48		47		62	52	61	34	[5]	48		47		62	52
	TARGET RETIREMENT			TARGET RETIREMENT			TARGET RETIREMENT			TARGET RETIREMENT
	2020 FUND			2030 FUND			2040 FUND			2050 FUND

	CLASS R6			CLASS R6			CLASS R6			CLASS R6

	Year Ended	Inception to		Year Ended	Inception to		Year Ended	Inception to		Year Ended	Inception to
	10/31/15	10/31/14[11]		10/31/15	10/31/14[11]		10/31/15	10/31/14[11]		10/31/15	10/31/14[11]

Net Asset Value at beginning of period	$10.00	$10.00		$9.99	$10.00		$9.98	$10.00		$9.98	$10.00
Income from Investment Operations:
Net investment income[2]	0.16	0.03		0.15	0.03		0.15	0.03		0.15	0.03
Net realized and unrealized gain (loss) on investments	0.10	(0.03)		0.12	(0.04)		0.13	(0.05)		0.13	(0.05)

Total from investment operations	0.26	–		0.27	(0.01)		0.28	(0.02)		0.28	(0.02)
Less Distributions:
Distributions from net investment income	(0.09)	–		(0.09)	–		(0.10)	–		(0.10)	–
Distributions from capital gains	(0.10)	–		(0.20)	–		(0.26)	–		(0.21)	–

Total from investment operations	(0.19)	–		(0.29)	–		(0.36)	–		(0.31)	–
Net increase (decrease) in net asset value	0.07	–		(0.02)	(0.01)		(0.08)	(0.02)		(0.03)	(0.02)
Net Asset Value at end of period	$10.07	$10.00		$9.97	$9.99		$9.90	$9.98		$9.95	$9.98
Total Return (%)[4]	2.61	0.00	[5]	2.76	(0.10)[5]		2.86	(0.20)[5]		2.87	(0.20)[5]
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$53,619	$61,964		$79,007	$82,852		$50,029	$58,903		$20,482	$21,266
Ratios of expenses to average net assets:
Before reimbursement of expenses by Adviser (%)	0.30	0.32	[6]	0.30	0.32	[6]	0.30	0.32	[6]	0.30	0.32	[6]
After reimbursement of expenses by Adviser (%)	0.30	0.32	[6]	0.30	0.32	[6]	0.30	0.32	[6]	0.30	0.32	[6]
Ratio of net investment income to average net assets
After reimbursement of expenses by Adviser (%)	1.46	1.82	[6]	1.49	1.87	[6]	1.50	1.84	[6]	1.51	1.72	[6]
Portfolio turnover (%)[9]	207	48	[5]	156	44	[5]	160	46	[5]	204	52	[5]

* The Financial Statements presented herein include the historical operating results of the Hansberger International Series International Growth Fund through July 31, 2014. See Note 1 for a discussion of the Fund’s reorganization.
[1] Effective at the close of business on July 31, 2014, the fiscal year end of the fund changed to October 31. Disclosure represents 10 months of information.
[2] Net investment income calculated excluding permanent tax adjustments to undistributed net investment income.
[3] Per share net investment income has been calculated using the average shares outstanding during the period.
[4] Total return without applicable sales charge.
[5] Not annualized.
[6] Annualized.
[7] Includes interest expense of 0.02%. Without this expense the ratio of net expenses would have been 0.92%.
[8] Includes interest expense of 0.01%. Without this expense the ratio of net expenses would have been 0.88%.
[9] Portfolio turnover is calculated at the fund level and represents the entire fiscal year or period.
[10] Includes interest expense of less than 0.01%.
[11] Commenced investment operations August 29, 2014. See Note 1.

See accompanying Notes to Financial Statements.

68

Madison Funds | October 31, 2015

Notes to the Financial Statements

1. ORGANIZATION

Madison Funds, a Delaware business trust (the “Trust”), is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, open-end, management investment company. As of the date of this report, the Trust offers twenty-five funds (individually, a “Fund,” collectively, the “Funds”). The Government Bond Fund liquidated as of October 15, 2015.

The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest of the Trust without par value. The Trust has entered into an Investment Advisory Agreement with Madison Asset Management, LLC (the “Investment Adviser” or “Madison”). The Investment Adviser, in turn, has entered into subadvisory agreements with certain subadvisers (“Subadvisers”) for the management of the investments of the High Income Fund, Small Cap Fund, NorthRoad International Fund, International Stock Fund and Hansberger International Growth Fund.

After approval at a special meeting of shareholders of the Hansberger International Growth Fund (the “Hansberger Fund”) which was held on July 21, 2014, Madison assumed the investment management of the Hansberger Fund and reorganized it into the Madison Funds® after market close July 31, 2014. In a one-to-one exchange, existing Advisor Class shareholders of the Hansberger Fund became shareholders of Madison Hansberger International Growth Fund (“Acquiring Fund”) Class Y shares, and existing Hansberger Fund Institutional Class shareholders became shareholders of the Acquiring Fund Class I shares. While the Acquiring Fund was the legal survivor of the transaction, the predecessor Hansberger Fund was the accounting survivor of the transaction and therefore the historical performance of the predecessor Hansberger Fund was retained by the Acquiring Fund.

On August 29, 2014, Madison launched four new series of the Trust, the Madison Target Retirement 2020, 2030, 2040 and 2050 Funds, respectively (collectively, the “Target Date Funds”). In exchange for Class R6 shares of each new series of the Trust, substantially all portfolio holdings were received in-kind from the Ultra Series Madison Target Retirement 2020, 2030, 2040 and 2050 Funds. Both the Ultra Series Target Date Funds and the Madison Target Date Funds are managed by Madison under the same portfolio management team.

The accompanying financial statements include the Cash Reserves, Tax-Free Virginia, Tax-Free National, High Quality Bond, Core Bond, Corporate Bond, High Income, Diversified Income, Covered Call & Equity Income, Dividend Income, Large Cap Value, Investors, Large Cap Growth, Mid Cap, Small Cap, NorthRoad International, International Stock and Hansberger International Growth Funds (collectively, the “Core Funds”), the Conservative Allocation, Moderate Allocation, and Aggressive Allocation Funds (collectively, the “Allocation Funds”) and the Madison Target Retirement 2020 Fund, Madison Target Retirement 2030 Fund, Madison Target Retirement 2040 Fund, and Madison Target Retirement 2050 Fund. The Tax-Free Virginia Fund invests solely in securities exempt from both federal and Virginia state income taxes, while the Tax-Free National Fund invests in securities exempt from federal taxes (together, the “Tax-Free Funds”).

The Cash Reserves Fund offers two classes of shares: Class A and B. The High Income, Large Cap Value, Large Cap Growth, Small Cap and International Stock Funds offer three classes of shares: Class A, B and Y. The Diversified Income Fund and Allocation Funds offer three classes of shares: Class A, B and C. The Investors Fund offers three classes of shares: Class A, Y and R6. The Core Bond Fund and Mid Cap Fund offer four classes of shares: Class A, B, Y and R6. The Covered Call & Equity Income Fund offers four classes of shares: Class A, C, Y and R6. The NorthRoad International Fund offers two classes of shares: Class Y and R6. The Tax-Free Virginia, Tax-Free National, High Quality Bond, Corporate Bond and Dividend Income offer one class of shares: Class Y. The Hansberger International Growth Fund offers two classes of shares: Class I and Y.

The Target Date Funds offer one class of shares, Class R6 shares. Each class of shares represents an interest in the assets of the respective Fund and has identical voting, dividend, liquidation and other rights, except that each class of shares bears its own distribution fees and servicing fees, if any, and its proportional share of Fund level expenses, is subject to its own sales charges, if any, and has exclusive voting rights on matters pertaining to Rule 12b-1 of the 1940 Act as it relates to that class and other class-specific matters.

2. SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reported period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements.

Portfolio Valuation. Equity securities, including American Depository Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and exchange-traded funds (“ETFs”) listed on any U.S. or foreign stock exchange or quoted on the National Association of Securities Dealers Automated Quotation System (“NASDAQ”) are valued at the last quoted sale price or official closing price on that exchange or NASDAQ on the valuation day (provided that, for securities traded on NASDAQ, the Funds utilize the NASDAQ Official Closing Price (“NOCP”). If no sale occurs, equities traded on a U.S. exchange, foreign exchange or on NASDAQ are valued at the bid price. Debt securities purchased (other than short-term obligations) with a remaining maturity of 61 days or more are valued on the basis of last available bid prices or current market quotations provided by dealers or pricing services approved by the Trust. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measurements based on valuation technology commonly employed in the market for such investments.

Municipal debt securities are traded via a network of dealers and brokers that connects buyers and sellers. Liquidity in the tax-exempt market has been reduced as a result of overall economic conditions and credit tightening. There may be little trading in the secondary market for particular bonds and other debt securities, making them more difficult to value or sell. Asset-backed and mortgage-backed securities are valued by independent pricing services using models that consider estimated cash flows of each tranche of the security, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche.

Investments in shares of open-end mutual funds, including money market funds, are valued at their daily net asset value (“NAV”) which is calculated as of the close of regular trading on the New York Stock Exchange (the “NYSE”) usually 4:00 p.m. Eastern Standard Time) on each day on which the NYSE is open for business. NAV per share is determined by dividing each Fund’s total net assets by the number of shares of such Fund outstanding at the time of calculation. Because the assets of each Allocation and Target Date Fund consist primarily of shares of other registered investment companies (the “Underlying Funds”), the NAV of each Fund is determined based on the NAV’s of the Underlying Funds. Total net assets are determined by adding the total current value of portfolio securities, cash, receivables, and other assets and subtracting liabilities. Short-term instruments having maturities of 60 days or less and all securities in the Cash Reserves Fund are valued on an amortized cost basis, which approximates market value.

Madison Funds | Notes to the Financial Statements - continued | October 31, 2015

Over-the-counter securities not listed or traded on NASDAQ are valued at the last sale price on the valuation day. If no sale occurs on the valuation day, an over-the-counter security is valued at the last bid price. Exchange-traded options are valued at the mean of the best bid and ask prices across all option exchanges. Financial futures contracts generally are valued at the settlement price established by the exchange(s) on which the contracts are primarily traded. Spot and forward foreign currency exchange contracts are valued based on quotations supplied by dealers in such contracts. Overnight repurchase agreements are valued at cost, and term repurchase agreements (i.e., those whose maturity exceeds seven days), swaps, caps, collars and floors, if any, are valued at the average of the closing bids obtained daily from at least one dealer.

Through the end of this reporting period, the value of all assets and liabilities expressed in foreign currencies was converted into U.S. dollar values using the then-current exchange rate at the close of regular trading on the NYSE.

All other securities for which either quotations are not readily available, no other sales have occurred, or in the Investment Adviser’s opinion, do not reflect the current market value, are appraised at their fair values as determined in good faith by the Committee and under the general supervision of the Board of Trustees. When fair value pricing of securities is employed, the prices of securities used by the Funds to calculate NAV may differ from market quotations or NOCP. Because the Allocation and Target Date Funds primarily invest in Underlying Funds, government securities and short-term paper, it is not anticipated that the Investment Adviser will need to “fair value” any of the investments of these Funds. However, an Underlying Fund may need to “fair value” one or more of its investments, which may, in turn, require an Allocation or Target Date Fund to do the same because of delays in obtaining the Underlying Fund’s NAV.

A Fund’s investments (or Underlying Fund) will be valued at fair value if, in the judgment of the Committee, an event impacting the value of an investment occurred between the closing time of a security’s primary market or exchange (for example, a foreign exchange or market) and the time the Fund’s share price is calculated as of the close of regular trading on the NYSE. Significant events may include, but are not limited to, the following: (1) significant fluctuations in domestic markets, foreign markets or foreign currencies; (2) occurrences not directly tied to the securities markets such as natural disasters, armed conflicts or Significant government actions; and (3) major announcements affecting a single issuer or an entire market or market sector. In responding to a significant event, the Committee would determine the fair value of affected securities considering factors including, but not limited to: fundamental analytical data relating to the investment; the nature and duration of any restrictions on the disposition of the investment; and the forces influencing the market(s) in which the investment is purchased or sold. The Committee may rely on an independent fair valuation service to adjust the valuations of foreign equity securities based on specific market-movement parameters established by the Committee and approved by the Trust.

Security Transactions and Investment Income. Security transactions are accounted for on a trade date basis. Net realized gains or losses on sales are determined by the identified cost method. Interest income is recorded on an accrual basis. Dividend income is recorded on ex-dividend date, except that certain dividends from foreign securities may be recorded after the ex-dividend date based on when the Fund is informed of the dividend. Interest income is recorded on an accrual basis and is increased by the accretion of discount and decreased by the amortization of premium, unless collection of the income is unlikely to occur. Amortization and accretion are recorded on the effective yield method.

Expenses. Expenses that are directly related to one Fund are charged directly to that Fund. Other operating expenses are prorated to the Funds on the basis of relative net assets. Class-specific expenses are borne by that class.

Classes. Income and realized and unrealized gains/losses are allocated to the respective classes on the basis of relative net assets.

Repurchase Agreements. Each Fund may engage in repurchase agreements. In a repurchase agreement, a security is purchased for a relatively short period (usually not more than seven days) subject to the obligation to sell it back to the issuer at a fixed time and price plus accrued interest. The Funds will enter into repurchase agreements only with members of the Federal Reserve System and with “primary dealers” in U.S. Government securities. As of October 31, 2015, none of the Funds held open repurchase agreements.

The Trust has established a procedure providing that the securities serving as collateral for each repurchase agreement must be delivered to the Funds’ custodian either physically or in book-entry form and that the collateral must be marked to market daily to ensure that each repurchase agreement is fully collateralized at all times. In the event of bankruptcy or other default by a seller of a repurchase agreement, a Fund could experience one of the following: delays in liquidating the underlying securities during the period in which the Fund seeks to enforce its rights thereto, possible decreased levels of income, declines in value of the underlying securities, or lack of access to income during this period and the expense of enforcing its rights.

Foreign Currency Transactions. The Trust’s books and records are maintained in U.S. dollars. Foreign currency-denominated transactions (i.e., market value of investment securities, assets and liabilities, purchases and sales of investment securities, and income and expenses) are translated into U.S. dollars at the current rate of exchange. The Funds enter into contracts on the trade date to settle any securities transactions denominated in foreign currencies on behalf of the Funds at the spot rate at settlement.

Each Fund, except the Cash Reserves Fund and the Tax-Free Funds, which can only invest in U.S. dollar-denominated foreign money market securities, reports certain foreign currency-related transactions as components of realized gains or losses for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes. Realized gains or losses associated with currency transactions are included in the Statements of Operations under the heading “Net realized gain (loss) on investments.” The NorthRoad International, Small Cap, International Stock and Hansberger International Growth Funds had net realized losses of $17,521, $846, $13,366 and $121,213, related to foreign currency transactions, respectively.

The Funds do not isolate the portion of gains and losses on investments in securities that is due to changes in the foreign exchange rates from that which is due to change in market prices of securities. Such amounts are categorized as gain or loss on investments for financial reporting purposes.

Forward Foreign Currency Exchange Contracts. Each Fund, except the Cash Reserves Fund and the Tax-Free Funds, may purchase and sell forward foreign currency exchange contracts for defensive or hedging purposes. When entering into forward foreign currency exchange contracts, the Funds agree to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. These contracts are valued daily. The Funds’ net assets reflect unrealized gains or losses on the contracts as measured by the difference between the forward foreign currency exchange rates at the dates of entry into the contracts and the forward rates at the reporting date. The Funds realize a gain or a loss at the time the forward foreign currency exchange contracts are settled or closed out with an offsetting contract. Contracts are traded over-the-counter directly with a counterparty. Realized and unrealized gains and losses are included in the Statements of Operations. As of October 31, 2015, none of the Funds had open forward foreign currency exchange contracts.

Madison Funds | Notes to the Financial Statements - continued | October 31, 2015

If a Fund enters into a forward foreign currency exchange contract to buy foreign currency for any purpose, the Fund will be required to place cash or other liquid assets in a segregated account with the Fund’s custodian in an amount equal to the value of the Fund’s total assets committed to the consummation of the forward contract. If the value of the securities in the segregated account declines, additional cash or securities will be placed in the segregated account so that the value of the account will equal the amount of the Fund’s commitment with respect to the contract.

Cash Concentration. At times, the Funds maintain cash balances at financial institutions in excess of federally insured limits. The Funds monitor this credit risk and have not experienced any losses related to this risk.

Illiquid Securities. Each Fund currently limits investments in illiquid securities to 15% of net assets at the time of purchase, except for Cash Reserves Fund, which limits the investment in illiquid securities to 5% of net assets. An illiquid security is generally defined as any investment that may be difficult to sell within seven days for the price at which the Fund values it. At October 31, 2015, investments in securities of the Core Bond, High Income and Diversified Income Funds included issues that are illiquid. As of that date, the aggregate values of illiquid securities held by the Core Bond, High Income and Diversified Income Funds were $1,013,933, $640,500 and $1,013,933, respectively, which represent 0.45%, 2.51% and 0.69% of net assets, respectively. Pursuant to guidelines adopted by the Board of Trustees, certain unregistered securities are determined to be liquid and are not included within the percent limitations specified above. Information concerning the illiquid securities held at October 31, 2015, which includes cost and acquisition date, is as follows:

Security	Acquisition Date	Acquisition Cost
Core Bond Fund
AARP, Inc.	5/16/02	$782,994
		$782,994
High Income Fund
Brand Energy & Infrastructure Services Inc.	11/22/13	$250,000
Casella Waste Systems Inc	9/12/14	202,214
Exterran Partners L.P. / EXLP Finance Corp.	3/31/14	246,531
		$698,745
Diversified Income Fund
AARP, Inc.	5/16/02	$782,994
		$782,994

Delayed Delivery Securities. Each Fund may purchase securities on a when-issued or delayed delivery basis. “When-issued” refers to securities whose terms are available and for which a market exists, but that have not been issued. For when- issued or delayed delivery transactions, no payment is made until delivery date, which is typically longer than the normal course of settlement. When a Fund enters into an agreement to purchase securities on a when-issued or delayed delivery basis, the Fund segregates cash or other liquid securities, of any type or maturity, equal in value to the Fund’s commitment. Losses may arise due to changes in the market value of the underlying securities, if the counterparty does not perform under the contract, or if the issuer does not issue the securities due to political, economic or other factors. As of October 31, 2015, none of the Funds had entered into such transactions.

Indemnifications. Under the Funds’ organizational documents, the Funds’ officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In the normal course of business, the Funds enter into contracts that contain a variety of representations and provide general indemnifications. The Funds’ maximum liability exposure under these arrangements is unknown, as future claims that have not yet occurred may be made against the Funds. However, based on experience, management expects the risk of loss to be remote.

Fair Value Measurements. Each Fund has adopted Financial Accounting Standards Board (the “FASB”) guidance on fair value measurements. Fair value is defined as the price that each fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy is used to maximize the use of observable market data “inputs” and minimize the use of unobservable “inputs” and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs used in the valuation technique). Inputs may be observable or unobservable.

Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rate volatilities, prepayment speeds, credit risk, benchmark yields, transactions, bids, offers, new issues, spreads, and other relationships observed in the markets among comparable securities, underlying equity of the issuer; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance, and other reference data, etc.)

Level 3 - significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The valuation techniques used by the Funds to measure fair value for the year ended October 31, 2015, maximized the use of observable inputs and minimized the use of unobservable inputs. The Funds utilized the following fair value techniques: multi-dimensional relational pricing model and option adjusted spread pricing; the Funds estimated the price that would have prevailed in a liquid market for an international equity security given information available at the time of valuation. As of October 31, 2015, none of the Funds held securities deemed as a Level 3, and there were no transfers between classification levels.

The following is a summary of the inputs used as of October 31, 2015, in valuing the Funds’ investments carried at fair value (please see the Portfolio of Investments for each Fund for a listing of all securities within each category):

	Quoted Prices In	Significant
	Active Markets	Other	Significant
	for Identical	Observable	Unobservable
	Investments	Inputs	Inputs	Value at
Fund[1]	(Level 1)	(Level 2)	(Level 3)	10/31/15
Conservative Allocation	$75,739,893	$–	$–	$75,739,893
Moderate Allocation	145,993,678	–	–	145,993,678
Aggressive Allocation	61,858,025	–	–	61,858,025
Cash Reserves[2]	803,124	17,932,797	–	18,735,921
Tax-Free Virginia
Municipal Bonds	–	22,165,852	–	22,165,852
Tax-Free National
Municipal Bonds	–	27,184,613	–	27,184,613
High Quality Bond
Corporate Notes and Bonds	–	37,924,632	–	37,924,632
U.S. Government and Agency
Obligations	–	61,334,391	–	61,334,391
Short-Term Investments	2,326,519	–	–	2,326,519

	2,326,519	99,259,023	–	101,585,542

Madison Funds | Notes to the Financial Statements - continued | October 31, 2015

	Quoted Prices In	Significant
	Active Markets	Other	Significant
	for Identical	Observable	Unobservable
	Investments	Inputs	Inputs	Value at
Fund [1]	(Level 1)	(Level 2)	(Level 3)	10/31/15
Core Bond
Asset Backed Securities	$–	$9,035,594	$–	$9,035,594
Collateralized Mortgage
Obligations	–	2,419,856	–	2,419,856
Commercial Mortgage-Backed
Securities	–	4,406,085	–	4,406,085
Corporate Notes and Bonds	–	71,680,435	–	71,680,435
Long Term Municipal Bonds	–	21,161,790	–	21,161,790
Mortgage Backed Securities	–	46,208,097	–	46,208,097
Put Options Purchased	28,515	–	–	28,515
U.S. Government and Agency
Obligations	–	59,571,839	–	59,571,839
Short-Term Investments	6,554,356	–	–	6,554,356

	6,582,871	214,483,696	–	221,066,567
Liabilities:
Options Written	20,313	–	–	20,313

Corporate Bond
Corporate Notes and Bonds	–	21,043,365	–	21,043,365
Long Term Municipal Bonds	–	1,784,602	–	1,784,602
Short-Term Investments	585,487	–	–	585,487

	585,487	22,827,967	–	23,413,454
High Income
Corporate Notes and Bonds	–	23,925,072	–	23,925,072
Short-Term Investments	981,190	–	–	981,190

	981,190	23,925,072	–	24,906,262
Diversified Income
Common Stocks	79,694,369	–	–	79,694,369
Asset Backed Securities	–	1,750,283	–	1,750,283
Commercial Mortgage-Backed
Securities	–	971,332	–	971,332
Corporate Notes and Bonds	–	22,990,270	–	22,990,270
Long Term Municipal Bonds	–	2,393,261	–	2,393,261
Mortgage Backed Securities	–	13,282,399	–	13,282,399
U.S. Government and Agency
Obligations	–	20,294,794	–	20,294,794
Short-Term Investments	5,091,894	–	–	5,091,894

	84,786,263	61,682,339	–	146,468,602
Covered Call & Equity Income
Assets:			–
Common Stocks	68,443,868	–	–	68,443,868
Exchange Traded Funds	8,298,548	–	–	8,298,548
Put Options Purchased	208,975	–	–	208,975
U.S. Government and Agency
Obligations	–	5,998,512	–	5,998,512
Short-Term Investments	9,112,595	–	–	9,112,595

	86,063,986	5,998,512	–	92,062,498
Liabilities:
Options Written	3,213,647	–	–	3,213,647

Dividend Income
Common Stocks	20,366,941	–	–	20,366,941
Short-Term Investments	540,277	–	–	540,277

	20,907,218	–	–	20,907,218
Large Cap Value
Common Stocks	159,028,315	–	–	159,028,315
Short-Term Investments	18,244,271	–	–	18,244,271

	177,272,586	–	–	177,272,586
Investors
Common Stocks	110,374,878	–	–	110,374,878
Short-Term Investments	8,136,685	–	–	8,136,685

	118,511,563	–	–	118,511,563
Large Cap Growth
Common Stocks	166,372,276	–	–	166,372,276
Short-Term Investments	6,775,655	–	–	6,775,655

	173,147,931	–	–	173,147,931
Mid Cap
Common Stocks	247,269,059	–	–	247,269,059
Short-Term Investments	18,829,399	–	–	18,829,399

	266,098,458	–	–	266,098,458
Small Cap
Common Stocks	81,423,499	3,079,899	–	84,503,398
Short-Term Investments	2,153,223	–	–	2,153,223

	83,576,722	3,079,899	–	86,656,621
NorthRoad International
Common Stocks
Australia	800,214	–	–	800,214
Brazil	–	774,977	–	774,977
Denmark	–	1,971,264	–	1,971,264
France	4,551,427	2,704,300	–	7,255,727
Germany	1,336,417	–	–	1,336,417
Ireland	938,886	–	–	938,886
Israel	834,520	–	–	834,520
Japan	2,343,154	1,834,097	–	4,177,251
Netherlands	1,889,207	1,091,015	–	2,980,222
Singapore	–	759,447	–	759,447
South Korea	–	1,031,390	–	1,031,390
Sweden	1,134,447	–	–	1,134,447
Switzerland	7,215,607	–	–	7,215,607
United Kingdom	6,370,383	5,487,132	–	11,857,515
Preferred Stocks	–	8,652	–	8,652
Short-Term Investments	1,232,870	–	–	1,232,870

	28,647,132	15,662,274	–	44,309,406
International Stock
Common Stocks
Australia	–	820,226	–	820,226
Austria	–	260,051	–	260,051
Belgium	–	1,526,545	–	1,526,545
Brazil	–	282,792	–	282,792
Canada	–	1,105,336	–	1,105,336
Denmark	–	381,834	–	381,834
Finland	–	738,339	–	738,339
France	–	3,449,215	–	3,449,215
Germany	–	1,085,460	–	1,085,460
Ireland	341,534	1,260,965	–	1,602,499
Israel	814,158	–	–	814,158
Italy	–	798,245	–	798,245
Japan	–	7,270,966	–	7,270,966
Luxembourg	–	285,066	–	285,066
Netherlands	–	1,095,295	–	1,095,295
Norway	–	526,004	–	526,004
Philippines	–	337,297	–	337,297
Spain	–	402,549	–	402,549
Sweden	–	1,495,834	–	1,495,834
Switzerland	–	2,735,403	–	2,735,403
Taiwan	625,860	–	–	625,860
Thailand	–	215,147	–	215,147
Turkey	–	366,314	–	366,314
United Kingdom	545,397	7,673,722	–	8,219,119
Short-Term Investments	1,543,236	–	–	1,543,236

	3,870,185	34,112,605	–	37,982,790

Madison Funds | Notes to the Financial Statements - continued | October 31, 2015

	Quoted Prices In	Significant
	Active Markets	Other	Significant
	for Identical	Observable	Unobservable
	Investments	Inputs	Inputs	Value at
Fund[1]	(Level 1)	(Level 2)	(Level 3)	10/31/15
Hansberger International
Growth
Common Stocks
Canada	$–	$1,905,819	$–	$1,905,819
China	922,130	3,931,113	–	4,853,243
Denmark	–	499,277	–	499,277
France	–	2,499,290	–	2,499,290
Germany	–	2,404,947	–	2,404,947
Hong Kong	–	943,764	–	943,764
India	1,460,058	425,123	–	1,885,181
Indonesia	–	451,507		451,507
Ireland	–	775,226	–	775,226
Japan	–	6,944,873	–	6,944,873
Mexico	–	1,077,407	–	1,077,407
Netherlands	1,396,079	–	–	1,396,079
Norway	–	340,154	–	340,154
Singapore	–	669,749	–	669,749
South Korea	–	1,420,094	–	1,420,094
Spain	–	385,316	–	385,316
Sweden	–	622,909	–	622,909
Switzerland	–	3,475,653	–	3,475,653
United Kingdom	–	4,878,044	–	4,878,044
Short-Term Investments	388,902	–	–	388,902

	4,167,169	33,650,265	–	37,817,434
Target Retirement 2020	53,646,731	–	–	53,646,731
Target Retirement 2030	79,098,438	–	–	79,098,438
Target Retirement 2040	50,216,460	–	–	50,216,460
Target Retirement 2050	20,809,983	–	–	20,809,983

1See respective portfolio of investments for underlying holdings in each Fund. For additional information on the underlying funds held in the Allocation and Target Date Funds, including shareholder prospectuses and financial reports, please visit each underlying fund’s website or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

2At October 31, 2015, all Level 2 securities held are U.S. Government and Agency Obligations. See respective Portfolio of Investments.

Derivatives: The FASB issued guidance intended to enhance financial statement disclosure for derivative instruments and hedging activities and enable investors to understand: a) how and why a Fund uses derivative investments, b) how derivative instruments and related hedge fund items are accounted for, and c) how derivative instruments and related hedge fund items affect a Fund’s financial position, results of operations and cash flows.

The following table presents the types of derivatives in the Core Bond and Covered Call & Equity Income Fund by location as presented on the Statement of Assets and Liabilities as of October 31, 2015.

	Statement of Asset & Liability Presentation of Fair Values of Derivative Instruments
		Asset Derivatives		Liability Derivatives
	Derivatives	Statement of		Statement of
	accounted	Assets and		Assets and
	for as hedging	Liabilities		Liabilities
Fund	instruments	Location	Fair Value	Location	Fair Value
Core Bond	Equity contracts	Options purchased	$28,515	Options written	$20,313
	Interest rate
	contracts,	Variation margin
	Futures	receivable	615
Covered Call &
Equity Income	Equity contracts	Options purchased	208,975	Options written	3,213,647

The following table presents the effect of Derivative Instruments on the Statement of Operations for the year ended October 31, 2015:

	Derivatives not accounted	Realized Gain	Change in Unrealized
Fund	for as hedging Instruments	on Derivatives:	Depreciation on Derivatives
Core Bond	Equity contracts	$ 148,353	$ (11,088)
	Interest rate contracts, Futures	(332)	610
Covered Call &
Equity Income	Equity contracts	3,475,627	(1,930,590)

Management has determined that there is no impact on the financial statements of the other Funds held in the Trust as they currently do not hold derivative financial instruments.

3. ADVISORY, ADMINISTRATION AND DISTRIBUTION AGREEMENTS

Advisory Agreement. For its investment advisory services to the Funds, the Investment Adviser is entitled to receive a fee, which is computed daily and paid monthly, at an annualized percentage rate of the average daily value of the net assets of each Fund as follows as of October 31, 2015:

Fund	Advisory Fee
Conservative Allocation	0.20%
Moderate Allocation	0.20%
Aggressive Allocation	0.20%
Cash Reserves	0.40%
Tax-Free Virginia	0.50%
Tax-Free National	0.50%
High Quality Bond	0.30%
Core Bond	0.50%
Corporate Bond	0.40%
High Income	0.55%
Diversified Income	0.65%
Covered Call & Equity Income	0.85%
Dividend Income	0.75%
Large Cap Value	0.55%
Investors	0.75%
Large Cap Growth	0.75%
Mid Cap	0.75%
Small Cap	1.00%
NorthRoad International	0.80%
International Stock	1.05%
Hansberger International Growth	0.75%
Madison Target Retirement 2020	0.25%
Madison Target Retirement 2030	0.25%
Madison Target Retirement 2040	0.25%
Madison Target Retirement 2050	0.25%

The Cash Reserves, Core Bond, High Income, Diversified Income, Large Cap Value, Large Cap Growth, Mid Cap, Small Cap and International Stock Funds’ advisory fee will be reduced by 0.05% on assets exceeding $500 million, and by another 0.05% on assets exceeding $1 billion. The Investors Fund advisory fee is 0.75% on the first $100 million of assets, and 0.60% on assets in excess of $100 million. The Investment Adviser is solely responsible for the payment of all fees to the Subadvisers. The Subadvisers for the Funds at October 31, 2015, are Shenkman Capital Management, Inc. for the High Income Fund, Wellington Management Company, LLP for the Small Cap Fund, NorthRoad Capital Management, LLC for the NorthRoad International Fund, Lazard Asset Management LLC for the International Stock Fund and Hansberger Growth Investors, LP for the Hansberger International Growth Fund.

The Investment Adviser may, from time to time, contractually or voluntarily agree to waive a portion of its fees or expenses related to the Funds. In that regard, the Investment Adviser has contractually agreed to waive a portion of advisory fees on the Cash Reserves Fund Class A Shares and Class B Shares until February 28, 2016, for the purpose of maintaining a one-day yield of zero. The amount of the daily waiver was equal to the amount required to maintain a minimum daily distribution rate of zero. For the year ended October 31, 2015, the waivers totaled $80,445 for Class A Shares and $986 for Class B Shares and are reflected as fees waived in the accompanying Statement of Operations. A portion of the Dividend Income Fund’s advisory fee, 0.10%, is being waived by the Investment Adviser until February 28, 2016. For the year ended October 31, 2015, the waiver totaled $21,173 for Divided Income and is reflected as fees waived in the accompanying Statement of Operations. The Investment Adviser does not have the right to recoup these waived fees.

Madison Funds | Notes to the Financial Statements - continued | October 31, 2015

Administrative Services Agreement. The Investment Adviser provides or arranges for each Fund to have all of the necessary operational and support services it needs for a fee. These fees are computed daily and paid monthly, at an annualized percentage rate of the average daily value of the net assets of each Fund as follows:

Fund	Class A	Class B	Class C	Class Y	Class R6	Class I
Conservative Allocation	0.25%	0.25%	0.25%	N/A	N/A	N/A
Moderate Allocation	0.25%	0.25%	0.25%	N/A	N/A	N/A
Aggressive Allocation	0.25%	0.25%	0.25%	N/A	N/A	N/A
Cash Reserves	0.15%	0.15%	N/A	N/A	N/A	N/A
Tax-Free Virginia	N/A	N/A	N/A	0.35%	N/A	N/A
Tax-Free National	N/A	N/A	N/A	0.35%	N/A	N/A
High Quality Bond	N/A	N/A	N/A	0.19%	N/A	N/A
Core Bond	0.15%	0.15%	N/A	0.15%	0.02%	N/A
Corporate Bond	N/A	N/A	N/A	0.25%	N/A	N/A
High Income	0.20%	0.20%	N/A	0.20%	N/A	N/A
Diversified Income	0.20%	0.20%	0.20%	N/A	N/A	N/A
Covered Call & Equity Income	0.15%	N/A	0.15%	0.15%	0.02%	N/A
Dividend Income	N/A	N/A	N/A	0.35%	N/A	N/A
Large Cap Value	0.36%	0.36%	N/A	0.36%	N/A	N/A
Investors	0.35%	N/A	N/A	0.35%	0.02%	N/A
Large Cap Growth	0.20%	0.20%	N/A	0.20%	N/A	N/A
Mid Cap	0.40%	0.40%	N/A	0.40%	0.02%	N/A
Small Cap	0.25%	0.25%	N/A	0.25%	N/A	N/A
NorthRoad International	N/A	N/A	N/A	0.35%	0.02%	N/A
International Stock	0.30%	0.30%	N/A	0.30%	N/A	N/A
Hansberger International Growth	N/A	N/A	N/A	0.40%	N/A	0.25%
Target Retirement 2020	N/A	N/A	N/A	N/A	0.05%	N/A
Target Retirement 2030	N/A	N/A	N/A	N/A	0.05%	N/A
Target Retirement 2040	N/A	N/A	N/A	N/A	0.05%	N/A
Target Retirement 2050	N/A	N/A	N/A	N/A	0.05%	N/A

The direct expenses of the Funds’ Independent Trustees and independent auditors are paid out of this fee on behalf of the Funds.

The Investment Adviser may from time to time contractually or voluntarily agree to waive a portion of its fees or expenses related to the Funds. In that regard, the Investment Adviser waived a portion of service agreement fees on the Cash Reserves Fund Class A Shares and Class B Shares until at least February 28, 2016, for the purpose of maintaining a one-day yield of zero. The amount of the daily waiver is equal to the amount required to maintain a minimum daily distribution rate of zero. A portion of the Dividend Income and Investors Funds’ annual service fee, 0.05% and up to 0.15%, respectively, is being waived by the Investment Adviser until February 28, 2016. The waived amounts for the Cash Reserves, Dividend Income and Investors Funds are reflected as fees waived in the accompanying Statement of Operations. For the year ended October 31, 2015, the waivers were as follows:

Waived Fees or Expenses*

Fund	Class A	Class B	Class Y	Total Waivers
Cash Reserves	$12,944	$351	$–	$ 13,295
Dividend Income	–	–	10,586	10,586
Investors	2,365	–	161,273	163,638

* The Investment Adviser does not have the right to recoup any of these waived fees.

Shareholder Servicing and Distribution (Rule 12b-1). Madison Funds has adopted, on behalf of certain funds and share classes, distribution and/or service plans pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the “1940 Act”). These plans permit the funds to pay for distribution of their shares and servicing of their shareholders out of fund assets; therefore, the cost of these plans is indirectly borne by all shareholders who own shares of the affected funds and share classes. These plans are described below.

Shareholder Servicing Fees (Class A, B and C shares). Service plans have been adopted pursuant to Rule 12b-1 under the 1940 Act for Class A, B and C shares of each of the funds, other than the Cash Reserves Fund. Under the terms of these plans, each fund pays MFD Distributor, LLC (“MFD”) a service fee equal to 0.25% of the average daily net assets attributable to each class of shares of that fund. The service fee is used by MFD to offset costs of servicing shareholder accounts or to compensate other qualified broker/dealers who sell shares of the funds pursuant to agreements with MFD for their costs of servicing shareholder accounts. MFD may retain any portion of the service fee for which there is no broker/dealer of record as partial consideration for its services with respect to shareholder accounts.

Distribution Fees (Class B and C shares only). Distribution plans have been adopted pursuant to Rule 12b-1 under 1940 Act for Class B and C shares of each of the funds. Under the terms of each plan, each fund pays its principal distributor, MFD, a fee equal to 0.75% of the average daily net assets attributable to Class B and C shares of that fund. MFD may use this fee to cover its distribution-related expenses (including commissions paid to broker/dealers for selling Class B and C shares) or distribution-related expenses of dealers. This fee increases the cost of investment in the Class B and C shares of a fund and, over time, may cost more than paying the initial sales charge for Class A shares.

The Shareholder Servicing & Distribution Fees are computed daily and paid monthly, at an annualized percentage rate of the average daily value of the net assets of each Fund as follows:

						Total Shareholder Servicing
						and Distribution Fees
	Shareholder Servicing Fee			Distribution Fee		(Rule 12b-1)
Fund	Class A	Class B	Class C	Class B	Class C	Class A	Class B	Class C
Conservative Allocation	0.25%	0.25%	0.25%	0.75%	0.75%	0.25%	1.00%	1.00%
Moderate Allocation	0.25%	0.25%	0.25%	0.75%	0.75%	0.25%	1.00%	1.00%
Aggressive Allocation	0.25%	0.25%	0.25%	0.75%	0.75%	0.25%	1.00%	1.00%
Cash Reserves	N/A	N/A	N/A	0.75%	N/A	N/A	0.75%	N/A
Tax-Free Virginia	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Tax-Free National	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
High Quality Bond	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Core Bond	0.25%	0.25%	N/A	0.75%	N/A	0.25%	1.00%	N/A
Corporate Bond	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
High Income	0.25%	0.25%	N/A	0.75%	N/A	0.25%	1.00%	N/A
Diversified Income	0.25%	0.25%	0.25%	0.75%	0.75%	0.25%	1.00%	1.00%
Covered Call &
Equity Income	0.25%	N/A	0.25%	N/A	0.75%	0.25%	N/A	1.00%
Dividend Income	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Large Cap Value	0.25%	0.25%	N/A	0.75%	N/A	0.25%	1.00%	N/A
Investors	0.25%	N/A	N/A	N/A	N/A	0.25%	N/A	N/A
Large Cap Growth	0.25%	0.25%	N/A	0.75%	N/A	0.25%	1.00%	N/A
Mid Cap	0.25%	0.25%	N/A	0.75%	N/A	0.25%	1.00%	N/A
Small Cap	0.25%	0.25%	N/A	0.75%	N/A	0.25%	1.00%	N/A
NorthRoad International	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
International Stock	0.25%	0.25%	N/A	0.75%	N/A	0.25%	1.00%	N/A
Hansberger International
Growth	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Target Retirement 2020	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Target Retirement 2030	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Target Retirement 2040	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Target Retirement 2050	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

MFD may from time to time voluntarily agree to waive a portion of its fees or expenses related to the Funds. In that regard, MFD waived a portion of 12b-1 fees on the Cash Reserves Fund Class B Shares for the purpose of maintaining a one-day yield of zero. The amount of the daily waiver is equal to the amount required to maintain a minimum daily distribution rate of zero. For the year ended October 31, 2015, the waivers totaled $2,154 and are reflected as fees waived in the accompanying Statement of Operations. MFD does not have the right to recoup these waived fees.

Front-end sales charges and contingent deferred sales charges (“CDSC”) do not represent expenses of the Funds. Rather, they are deducted from the proceeds of sales of Fund shares prior to investment (Class A shares) or from redemption proceeds prior to remittance (Class A, B and C shares), as applicable. MFD, in turn,

Madison Funds | Notes to the Financial Statements - continued | October 31, 2015

uses a portion of these fees to pay financial advisors who sell Fund shares, as disclosed in the prospectus. The sales charges and CDSC collected and retained for the period November 1, 2014 through October 31, 2015, were as follows:

	Amount Collected			Amount Retained
Fund	Class A	Class B	Class C	Class A	Class B	Class C
Conservative Allocation	$192,924	$21,514	$3,076	$25,483	$21,514	$3,076
Moderate Allocation	244,523	36,356	531	30,253	36,356	531
Aggressive Allocation	110,153	9,011	240	12,321	9,011	240
Cash Reserves	–	3,748	–	–	3,748	–
Core Bond	64,318	3,940	–	9,327	3,940	–
High Income	25,099	4,110	–	3,479	4,110	–
Diversified Income	422,136	17,498	2,829	58,984	17,498	2,829
Covered Call &
Equity Income	168,189	–	2,090	22,849	–	2,090
Large Cap Value	67,975	4,157	–	8,754	4,157	–
Investors	21,538	–	–	3,082	–	–
Large Cap Growth	51,015	2,117	–	6,234	2,117	–
Mid Cap	42,024	3,448	–	4,919	3,448	–
Small Cap	5,652	474	–	427	474	–
International Stock	34,311	1,277	–	4,491	1,277	–

Other Expenses. In addition to the fees described above, the Trust is responsible for brokerage commissions and other expenses incurred in connection with the acquisition or disposition of investments, costs of borrowing money, overdrafts and any potential taxes owed and extraordinary expenses as approved by a majority of independent trustees.

Officers and Trustees. Certain officers and trustees of the Funds are also officers of the Investment Adviser. The Funds do not compensate their officers or affiliated trustees. Independent Trustees are compensated. Fees paid to the Trustees reduce the fees paid to the Investment Adviser pursuant to the Administrative Services Agreement as described above.

4. DIVIDENDS FROM NET INCOME AND DISTRIBUTIONS OF CAPITAL GAINS

With respect to dividends from net investment income, the Cash Reserves Fund declares dividends, if any, daily and reinvests monthly. The Tax-Free, Core Bond, Corporate Bond, High Income and Diversified Income Funds declare and reinvest dividends, if any, monthly. The Conservative Allocation, High Quality, Dividend Income and Covered Call & Equity Income Funds declare and reinvest dividends, if any, quarterly. The Moderate Allocation, Aggressive Allocation, Large Cap Value, Investors, Large Cap Growth, Mid Cap, Small Cap, NorthRoad International, International Stock, Hansberger International Growth and the Target Date Funds declare and reinvest dividends, if any, annually. The Funds distribute net realized gains from investment transactions, if any, to shareholders annually.

Income and capital gain distributions, if any, are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Taxable distributions from income and realized capital gains in the Funds differ from book amounts earned during the period due to differences in the timing of capital gains recognition, and due to the reclassification of certain gains or losses from capital to income. Dividends from net investment income are determined on a class level. Capital gains are determined on a fund level.

5. SECURITIES TRANSACTIONS

For the year ended October 31, 2015, aggregate cost of purchases and proceeds from sales of securities, other than short-term investment, were as follows:

	U.S. Government Securities		Other Investment Securities
Fund	Purchases	Sales	Purchases	Sales
Conservative Allocation	$–	$–	$64,178,267	$62,791,308
Moderate Allocation	–	–	120,703,704	123,494,266
Aggressive Allocation	–	–	45,736,817	43,862,038
Tax-Free Virginia	–	–	2,599,646	2,753,251
Tax-Free National	–	–	4,210,541	4,861,767
High Quality Bond	21,992,684	28,397,449	13,133,042	16,434,195
Core Bond	37,710,306	56,017,113	87,424,866	68,591,488
Corporate Bond	–	–	9,646,776	12,577,970
High Income	–	–	7,481,826	10,825,720
Diversified Income	9,202,236	9,547,967	27,988,548	24,945,274
Covered Call & Equity Income	–	–	94,929,988	61,538,867
Dividend Income	–	–	4,924,985	5,436,251
Large Cap Value	–	–	181,599,740	219,454,159
Investors	–	–	42,458,575	96,949,654
Large Cap Growth	–	–	86,745,179	102,105,928
Mid Cap	–	–	70,744,148	106,125,536
Small Cap	–	–	34,639,527	14,460,955
NorthRoad International	–	–	13,337,131	12,427,335
International Stock	–	–	21,177,137	16,065,354
Hansberger International Growth	–	–	39,400,113	158,247,484
Target Retirement 2020	–	–	121,365,099	130,022,164
Target Retirement 2030	–	–	126,549,237	131,003,962
Target Retirement 2040	–	–	87,634,307	96,772,064
Target Retirement 2050	–	–	42,906,005	43,876,596

6. COVERED CALL AND PUT OPTIONS

An option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option at a specified exercise or “strike” price. The writer of an option on a security has an obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price (in the case of a call) or pay the exercise price upon delivery of the underlying security (in the case of a put).

The Covered Call & Equity Income Fund will pursue its primary objective by employing an option strategy of writing (selling) covered call options on common stocks. The number of call options the Fund can write (sell) is limited by the amount of equity securities the Fund holds in its portfolio. The Fund will not write (sell) “naked” or uncovered call options. The Fund seeks to produce a high level of current income and gains generated from option writing premiums and, to a lesser extent, from dividends. Covered call writing also helps to reduce volatility (and risk profile) of the Fund by providing protection from declining stock prices.

When an option is written, the premium received is recorded as an asset with an equal liability and is subsequently marked to market to reflect the current market value of the option written. These liabilities are reflected as options written in the Statement of Assets and Liabilities. Premiums received from writing options, which expire unexercised, are recorded on the expiration date as a realized gain. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transactions, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether there has been a realized gain or loss.

Transactions in option contracts in the Core Bond Fund and Covered Call & Equity Income Fund during the year ended October 31, 2015 were as follows:

Core Bond Fund	Number of Contracts	Premiums Received
Options outstanding, beginning of period	–	$–
Options written during the period	240	185,530
Options closed during the period	(120)	(110,265)
Options expired during the period	(70)	(66,040)

Options outstanding, end of period	50	$9,225

Madison Funds | Notes to the Financial Statements - continued | October 31, 2015

Covered Call & Equity Income Fund	Number of Contracts	Premiums Received
Options outstanding, beginning of period	5,643	$1,197,123
Options written during the period	36,913	7,959,701
Options closed during the period	(12,251)	(2,879,424)
Options exercised during the period	(7,749)	(1,830,959)
Options expired during the period	(12,900)	(2,529,756)
Options outstanding, end of period	9,656	$1,916,685

7. FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

Effective May 1, 2015, the Core Bond Fund may purchase and sell futures contracts and purchase and write options on futures contracts on a limited basis. The Fund may purchase and sell futures contracts based on various securities (such as U.S. Government securities), securities indices, foreign currencies and other financial instruments and indices. The Fund will engage in futures or related options transactions on a limited basis only for bona fide hedging purposes or for purposes of seeking to increase total returns to the extent permitted by regulations of the Commodity Futures Trading Commission.

Futures Contracts. The Core Bond Fund may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Fund and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or other assets, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Fund (“variation margin”). Gains or losses are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed within exchange traded or centrally cleared financial derivative instruments on the Statement of Assets and Liabilities.

Options on Futures Contracts. The acquisition of put and call options on futures contracts will give the fund the right (but not the obligation) for a specified price, to sell or to purchase, respectively, the underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, the Fund obtains the benefit of the futures position if prices move in a favorable direction but limits its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.

The writing of a call option on a futures contract generates a premium which may partially offset a decline in the value of the Fund’s assets. By writing a call option, the Fund becomes obligated, in exchange for the premium, to sell a futures contract which may have a value higher than the exercise price. Conversely, the writing of a put option on a futures contract generates a premium, which may partially offset an increase in the price of securities that the Fund intends to purchase. However, the Fund becomes obligated to purchase a futures contract, which may have a value lower than the exercise price. Thus, the loss incurred by the Fund in writing options on futures is potentially unlimited and may exceed the amount of the premium received.

8. FOREIGN SECURITIES

Each Fund, other than the Tax-Free Funds, may invest in foreign securities; however, the Cash Reserves Fund is limited to U.S. dollar-denominated foreign money market securities. Foreign securities are defined as securities that are: (i) issued by companies organized outside the U.S. or whose principal operations are outside the U.S., or issued by foreign governments or their agencies or instrumentalities (“foreign issuers”); (ii) principally traded outside of the U.S.; and (iii) quoted or denominated in a foreign currency (“non-dollar securities”). Foreign securities include ADRs, European Depositary Receipts (“EDRs”), GDRs, Swedish Depositary Receipts (“SDRs”) and foreign money market securities.

Certain of the Funds have reclaim receivable balances, in which the Funds are due a reclaim on the taxes that have been paid to some foreign jurisdictions. The values of all reclaims are not significant for any of the Funds and are reflected in Other Assets on the Statement of Assets and Liabilities. These receivables are reviewed to ensure the current receivable balance is reflective of the amount deemed to be collectible.

9. SECURITIES LENDING

The Core Bond, High Income, Diversified Income, Large Cap Value, Large Cap Growth, Mid Cap and International Stock Funds have entered into a Securities Lending Agreement (the “Agreement”) with State Street Bank and Trust Company (“State Street”). Under the terms of the Agreement, the Funds may lend portfolio securities to qualified borrowers in order to earn additional income. The Agreement requires that loans are collateralized at all times by cash or other liquid assets at least equal to 102% of the value of securities, which is determined on a daily basis. Amounts earned as interest on investments of cash collateral, net of rebates and fees, if any, are included in the Statement of Operations. The primary risk associated with securities lending is if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Funds could experience delays and costs in recovering securities loaned or in gaining access to the collateral.

The Funds did not engage in any securities lending activity during the year ended October 31, 2015.

10. FEDERAL AND FOREIGN INCOME TAX INFORMATION

It is each Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986 applicable to regulated investment companies and to distribute all its taxable income to its shareholders and any net realized capital gains at least annually. Accordingly, no provisions for federal income taxes are recorded in the accompanying statements.

The Funds have not recorded any liabilities for material unrecognized tax benefits as of October 31, 2015. It is each Fund’s policy to recognize accrued interest and penalties related to uncertain tax benefits in income taxes, as appropriate. Tax years that remain open to examination by major tax jurisdictions include tax years ended 2012 through 2015. The prior years of 2012 and 2013 represent the legacy MEMBERS Mutual Funds and the legacy Madison Mosaic Funds. Effective as of the market close of April 19, 2013, the Mosaic Funds reorganized into the Madison Funds (formerly known as the MEMBERS Mutual Funds).

The tax character of distributions paid during the years ended October 31, 2014 and 2015 was as follows:

	Ordinary Income		Capital Gain
Fund	2015	2014	2015	2014
Conservative Allocation	$1,359,702	$691,854	$2,826,131	$284,823
Moderate Allocation	1,877,315	1,530,333	7,986,977	–
Aggressive Allocation	869,616	146,020	4,556,655	–
Cash Reserves	–	–	–	–
High Quality Bond	1,074,047	1,311,861	118,544	449,217
Core Bond	5,345,069	4,399,825	1,673,616	781,095
Corporate Bond	698,396	526,572	20,295	–
High Income	1,772,903	2,107,124	1,376,166	2,382,028
Diversified Income	2,224,686	2,041,769	21,794	–
Covered Call & Equity Income	5,333,810	3,710,169	161,657	–
Dividend Income	355,808	399,321	1,219,689	494,298
Large Cap Value	1,753,926	2,001,560	27,390,440	–
Investors	6,779,021	212,248	25,518,364	6,195,632
Large Cap Growth	1,299,470	199,657	13,819,004	5,786,120
Mid Cap	6,182,447	–	42,647,564	22,075,642
Small Cap	342,916	2,317	3,717,251	2,153,162

Madison Funds | Notes to the Financial Statements - continued | October 31, 2015

	Ordinary Income		Capital Gain
Fund	2015	2014	2015	2014
NorthRoad International	$854,619	$1,192,782	$1,725,761	$116,168
International Stock	775,849	542,237	–	–
Hansberger International Growth	2,496,632	–	–	–
Target Retirement 2020	745,004	–	397,309	–
Target Retirement 2030	939,469	–	1,474,100	–
Target Retirement 2040	687,796	–	1,413,974	–
Target Retirement 2050	240,391	–	450,143	–

	Tax Exempt Income		Ordinary Income		Capital Gain
Fund	2015	2014	2015	2014	2015	2014
Tax-Free Virginia	$557,020	$611,995	$10,501	$–	$140,087	$375,715
Tax-Free National	691,135	744,624	–	–	217,904	127,150

As of October 31, 2015, the components of distributable earnings on a tax basis were as follows:

Fund	Ordinary Income	Tax Exempt Income	Capital Gain
Conservative Allocation	$ 56,082	$ –	$ 2,273,229
Moderate Allocation	393,328	–	7,797,267
Aggressive Allocation	15,070	–	4,817,813
Cash Reserves	–	–	–
Tax-Free Virginia	–	4,967	69,797
Tax-Free National	1,906	10,394	160,340
High Quality Bond	152,659	–	290,109
Core Bond	405,978	–	1,493,150
Corporate Bond	15,143	–	67,445
High Income	12,981	–	–
Diversified Income	–	–	3,337,683
Covered Call & Equity Income	1,555,224	–	–
Dividend Income	8,506	–	838,298
Large Cap Value	860,234	–	19,496,664
Investors	1,910,650	–	13,672,109
Large Cap Growth	1,048,456	–	30,432,888
Mid Cap	–	–	14,925,916
Small Cap	112,311	–	3,076,610
NorthRoad International	691,531	–	383,322
International Stock	351,712	–	–
Hansberger International Growth	338,984	–	276,193
Target Retirement 2020	963,641	–	1,425,528
Target Retirement 2030	1,109,244	–	2,378,711
Target Retirement 2040	802,243	–	1,929,607
Target Retirement 2050	320,419	–	507,872

For federal income tax purposes, the Funds listed below have capital loss carryovers as of October 31, 2015, which are available to offset future capital gains, if any, realized through the fiscal year listed:

				No Expiration Date
Fund	2016	2017	2018	Short Term	Long Term
Cash Reserves	$–	$16	$5	$1	$–
High Income	–	–	–	82,006	231,626
Mid Cap	1,244,692	–	–	–	–
Small Cap	675,894	–	–	–	–
International Stock	–	–	–	710,871	–
Hansberger International
Growth	–	7,836,710	–	–	–

The capital loss carryovers for the Mid Cap Fund, Small Cap Fund, and Hansberger International are subject to certain limitations upon availability, to offset future gains, pursuant to Section 382 of the Internal Revenue Code.

The Madison Hansberger International Growth Fund experienced a greater than 50% change in ownership by one or more 5% shareholders on 12/1/2014. Pursuant to the capital loss usage limitations provided under Section 382 of the Internal Revenue Code, a significant portion of the capital loss carryforwards for the Fund coming in to fiscal year 2015 are now unavailable. The Fund wrote down $37,529,572 in unusable capital loss carryforwards, which is part of the Reclassification Adjustments discussed below.

Certain ordinary losses incurred after December 31 and within the taxable year are deemed to arise on the first day of the Funds’ next taxable year, if the Funds so elect.

For the year ended October 31, 2015, Mid Cap Fund elected to defer $2,336,832 in late-year ordinary losses.

For the year-ended October 31, 2015, capital losses utilized for each Fund were as follows:

Fund	Amount Utilized
Diversified Income	$ 464,665
Mid Cap	1,244,694
Small Cap	675,894
International Stock	396,023
Hansberger International Growth	3,939,931

At October 31, 2015, the aggregate gross unrealized appreciation (depreciation) and net unrealized appreciation (depreciation) for all securities, excluding options, as computed on a federal income tax basis for each Fund were as follows:

Fund	Appreciation	Depreciation	Net
Conservative Allocation	$1,585,492	$553,556	$1,031,936
Moderate Allocation	7,533,299	986,961	6,546,338
Aggressive Allocation	3,879,753	422,711	3,457,042
Cash Reserves	–	–	–
Tax-Free Virginia	821,648	49,894	771,754
Tax-Free National	1,356,430	4,404	1,352,026
High Quality Bond	1,054,271	96,874	957,397
Core Bond	5,270,569	1,704,789	3,565,780
Corporate Bond	462,559	279,800	182,759
High Income	458,356	1,737,048	(1,278,692)
Diversified Income	20,540,942	1,449,619	19,091,323
Covered Call & Equity Income	699,935	6,326,448	(5,626,513)
Dividend Income	4,057,339	257,112	3,800,227
Large Cap Value	19,659,590	2,378,139	17,281,451
Investors	21,467,615	2,258,812	19,208,803
Large Cap Growth	24,586,036	1,989,530	22,596,506
Mid Cap	82,850,890	2,315,047	80,535,843
Small Cap	12,919,768	3,354,408	9,565,360
NorthRoad International	3,302,913	4,823,167	(1,520,254)
International Stock	5,979,831	1,651,311	4,328,520
Hansberger International Growth	4,092,098	1,203,725	2,888,373
Target Retirement 2020	3,619,313	51,775	3,567,538
Target Retirement 2030	7,582,274	47,942	7,534,332
Target Retirement 2040	6,195,480	11,230	6,184,250
Target Retirement 2050	2,018,752	8,850	2,009,902

The differences between cost amounts for book purposes and tax purposes are primarily due to the tax deferral of wash sales.

Reclassification Adjustments. Paid-in capital, undistributed net investment income, and accumulated net realized gain (loss) have been adjusted in the Statements of Assets and Liabilities for permanent book-tax differences for all Funds.

Differences relate to the tax treatment of net operating losses, paydown gains and losses, foreign currency gains and losses, distributions from real estate investment trusts, distribution re-designations from investments in other regulated investment companies, and unusable capital loss carryforwards.

To the extent these book and tax differences are permanent in nature, such amounts are reclassified at the end of the fiscal year among paid-in capital in excess of par value, undistributed net investment income (loss) and undistributed net realized gain (loss) on investments and foreign currency translations. Accordingly, at October 31, 2015, reclassifications were recorded as follows:

Madison Funds | Notes to the Financial Statements - continued | October 31, 2015

		Undistributed	Accumulated
	Paid-in	Net Investment	Net Realized
Fund	Capital	Income (Loss)	Gain (Loss)
Conservative Allocation	$–	$196,699	$(196,699)
Moderate Allocation	–	591,395	(591,395)
Aggressive Allocation	–	280,827	(280,827)
Cash Reserves	–	–	–
Tax-Free Virginia	–	–	–
Tax-Free National	–	–	–
High Quality Bond	–	–	–
Core Bond	–	498,351	(498,351)
Corporate Bond	–	1	(1)
High Income	–	19	(19)
Diversified Income	–	90,881	(90,881)
Covered Call & Equity Income	–	3,570,482	(3,570,482)
Dividend Income	–	(8,135)	8,135
Large Cap Value	–	(427)	427
Investors Fund	–	–	–
Large Cap Growth	1	(52)	51
Mid Cap	(87,849)	(903,682)	991,531
Small Cap	–	(66,171)	66,171
NorthRoad International	–	(18,243)	18,243
International Stock	–	(14,995)	14,995
Hansberger International Growth	(37,529,572)	(123,053)	37,652,625
Target Retirement 2020	–	104,043	(104,043)
Target Retirement 2030	1	110,593	(110,594)
Target Retirement 2040	–	96,081	(96,081)
Target Retirement 2050	–	41,304	(41,304)

11. CONCENTRATION OF RISK

Investing in certain financial instruments, including forward foreign currency contracts, involves certain risks. Risks associated with these instruments include potential for an illiquid secondary market for the instruments or inability of counterparties to perform under the terms of the contracts, changes in the value of foreign currency relative to the U.S. dollar and financial statements’ volatility resulting from an imperfect correlation between the movements in the prices of the instruments and the prices of the underlying securities and interest rates being hedged. The International Stock Fund may enter into these contracts primarily to protect the Fund from adverse currency movements.

Investing in foreign securities involves certain risks not necessarily found in U.S. markets. These include risks associated with adverse changes in economic, political, regulatory and other conditions, changes in currency exchange rates, exchange control regulations, expropriation of assets or nationalization, imposition of withholding taxes on dividend or interest payments or capital gains, and possible difficulty in obtaining and enforcing judgments against foreign entities. Further, issuers of foreign securities are subject to different, and often less comprehensive, accounting, reporting and disclosure requirements than domestic issuers.

The Funds may be subject to interest rate policy risk, which are the risks associated with the Federal Reserve System’s program to stabilize the economy (the “quantitative easing program”) in the wake of the financial crisis that began in 2007. As a result of the quantitative easing program, the United States is experiencing historically low interest rate levels. A low interest rate environment can pose risks to a Fund, because low yields on the Fund’s portfolio holdings may have an adverse impact on the Fund’s ability to provide a positive yield to its shareholders and pay expenses out of Fund assets. However, continued economic recovery and the cessation of the quantitative easing program increase the risk that interest rates will rise in the near future and that the Funds will face a heightened level of interest rate risk. Federal Reserve policy changes may expose fixed-income and related markets to heightened volatility and may reduce liquidity for certain Fund investments, which could cause the value of a Fund’s investments and share price to decline. The Core Bond may invest in derivatives tied to fixed-income markets and may be more substantially exposed to these risks than a fund that does not invest in derivatives.

The Cash Reserves Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. Additionally, while the Fund has maintained a constant share price since inception, and will continue to try to do so, neither the Investment Adviser nor its affiliates are required to make a capital infusion, enter into a capital support agreement or take other actions to prevent the Fund’s share price from falling below $1.00.

The Tax-Free Funds invest in municipal securities. Municipal securities generally are subject to possible default, bankruptcy or insolvency of the issuer. Principal and interest repayment may be affected by federal, state and local legislation, referendums, judicial decisions and executive acts. The tax-exempt status of municipal securities may be affected by future changes in the tax laws, litigation involving the tax status of the securities and errors and omissions by issuers and their counsel. Madison will not attempt to make an independent determination of the present or future tax-exempt status of municipal securities acquired for the Funds. While most municipal securities have a readily available market, a variety of factors, including the scarcity of issues and the fact that tax-free investments are inappropriate for significant numbers of investors, limit the depth of the market for these securities. Accordingly, it may be more difficult for the Funds to sell large blocks of municipal securities advantageously than would be the case with comparable taxable securities.

The High Income Fund invests in securities offering high current income which generally will include bonds in the below investment grade categories of recognized rating agencies (so-called “junk bonds”). These securities generally involve more credit risk than securities in the higher rating categories. In addition, the trading market for high yield securities may be relatively less liquid than the market for higher-rated securities. The Fund generally invests at least 80% of its net assets in high yield securities.

The Covered Call & Equity Income Fund invests in options on securities. As the writer of a covered call option, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call but has retained the risk of loss should the price of the underlying security decline. A writer of a put option is exposed to the risk of loss if fair value of the underlying securities declines, but profits only to the extent of the premium received if the underlying security increases in value. The writer of an option has no control over the time when it may be required to fulfill its obligation as writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price.

The Core Bond Fund may invest in futures contracts or options on futures contracts. Investing in futures contracts and options on futures entail certain other risks: such as unanticipated changes in interest rates, securities prices or currency exchange rates, and may result in a poorer overall performance for the Fund than if it had not entered into any futures contracts or options transactions. In the event of an imperfect correlation between a futures position and portfolio position, which is intended to be protected, the desired protection may not be obtained and the Fund may be exposed to risk of loss. Perfect correlation between the fund’s futures positions and portfolio positions may be difficult to achieve.

The Allocation and Target Date Funds are fund of funds, meaning that each invests primarily in Underlying Funds, including ETFs. Thus, each Fund’s investment performance and its ability to achieve its investment goal are directly related to the performance of the Underlying Funds in which it invests; and the Underlying Fund’s performance, in turn, depends on the particular securities in which that Underlying Fund invests and the expenses of that Fund. Accordingly, the Allocation Funds are

Madison Funds | Notes to the Financial Statements - concluded | October 31, 2015

subject to the risks of the Underlying Funds in direct proportion to the allocation of their respective assets among the Underlying Funds.

Additionally, the Allocation and Target Date Funds are subject to asset allocation risk and manager risk. Manager risk (i.e., fund selection risk) is the risk that the Underlying Fund(s) selected to fulfill a particular asset class underperforms their peers. Asset allocation risk is the risk that the allocation of the Fund’s assets among the various asset classes and market segments will cause the Fund to underperform other funds with a similar investment objective.

The Funds are also subject to cybersecurity risk, which include the risks associated with computer systems, networks and devices to carry out routine business operations. These systems, networks and devices employ a variety of protections that are designed to prevent cyberattacks. Despite the various cyber protections utilized by the Funds, the Investment Adviser, and other service providers, their systems, networks, or devices could potentially be breached. The Funds, their shareholders and the Investment Adviser could be negatively impacted as a result of a cybersecurity breach. The Funds cannot control the cybersecurity plans and systems put in place by service providers or any other third parties whose operations may affect the Funds. The Funds do monitor this risk closely.

In addition to the other risks described above in the prospectus, you should understand what we refer to as “unknown market risks.” While investments in securities have been keystones in wealth building and management, at times these investments have produced surprises. Those who enjoyed growth and income of their investments generally were rewarded for the risks they took by investing in the markets. Although the Investment Adviser seeks to appropriately address and manage the risks identified and disclosed to you in connection with the management of the securities in the Funds, you should understand that the very nature of the securities markets includes the possibility that there may be additional risks of which we are not aware. We certainly seek to identify all applicable risks and then appropriately address them, take appropriate action to reasonably manage them and, of course, to make you aware of them so you can determine if they exceed your risk tolerance. Nevertheless, the often volatile nature of the securities markets and the global economy in which we work suggests that the risk of the unknown is something to consider in connection with an investment in securities. Unforeseen events could under certain circumstances produce a material loss of the value of some or all of the securities we manage for you in the Funds.

12. CAPITAL SHARES AND AFFILIATED OWNERSHIP

The Allocation Funds invest in Underlying Funds, certain of which may be deemed to be under common control because of the same or affiliated investment adviser and membership in a common family of investment companies (the “Affiliated Underlying Funds”). A summary of the transactions with each Affiliated Underlying Fund during the year ended October 31, 2015 follows:

	Balance of			Balance of		Realized
	Shares Held at	Gross	Gross	Shares Held at	Value at	Gain	Distributions
Fund/Underlying Fund	10/31/2014	Additions	Sales	10/31/2015	10/31/2015	(Loss)	Received[1]
Conservative Allocation Fund
Madison Core Bond Fund Class Y	1,447,996	192,607	(66,594)	1,574,009	$15,850,270	$(7,526)	$496,903
Madison Corporate Bond Fund Class Y	446,801	—	—	446,801	5,066,719	—	138,803
Madison High Quality Bond Fund Class Y	167,473	—	(167,473)	—	—	51,237	—
Madison Investors Fund Class Y	30,494	3,417	(33,911)	—	—	17,535	72,103
Madison Large Cap Growth Fund Class Y	205,969	34,071	(35,290)	204,750	4,731,773	67,815	368,518
Madison Large Cap Value Fund Class Y	254,379	58,505	(77,319)	235,565	3,851,484	58,323	666,239
Madison NorthRoad International Fund Class Y	98,687	90,923	(31,353)	158,257	1,672,775	(47,738)	54,122

Totals					$31,173,021	$139,646	$1,796,688

Moderate Allocation Fund
Madison Core Bond Fund Class Y	2,036,565	149,352	(88,533)	2,097,384	$21,120,655	$(9,561)	$667,436
Madison High Quality Bond Fund Class Y	209,235	—	(209,235)	—	—	50,539	—
Madison Investors Fund Class Y	183,738	28,059	(211,797)	—	—	219,389	592,031
Madison Large Cap Growth Fund Class Y	708,200	124,592	(92,660)	740,132	17,104,447	34,479	1,363,798
Madison Large Cap Value Fund Class Y	918,441	262,689	(189,698)	991,432	16,209,905	19,312	2,476,465
Madison Mid Cap Fund Class Y	154,715	—	(154,715)	—	—	648,527	—
Madison NorthRoad International Fund Class Y	334,586	186,963	(90,798)	430,751	4,553,033	(109,818)	222,663

Totals					$58,988,040	$852,867	$5,322,393

Aggressive Allocation Fund
Madison Core Bond Fund Class Y	409,381	114,970	(24,752)	499,599	$5,030,963	$(2,228)	$145,851
Madison Investors Fund Class Y	99,732	14,211	(113,943)	—	—	204,047	299,856
Madison Large Cap Growth Fund Class Y	376,302	55,882	(41,324)	390,860	9,032,776	94,087	694,624
Madison Large Cap Value Fund Class Y	464,517	123,598	(57,993)	530,122	8,667,492	11,564	1,280,380
Madison Mid Cap Fund Class Y	126,198	—	(126,198)	—	—	584,465	—
Madison NorthRoad International Fund Class Y	161,237	74,472	(13,449)	222,260	2,349,290	1,454	107,302

Totals					$25,080,521	$893,389	$2,528,013

1Distributions received include distributions from net investment income and from capital gains from the underlying funds.

13. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available for issue. Effective December 31, 2015, Madison Asset Management, LLC will take over management of the High Income Fund. Aside from this change, no other events have taken place that meet the definition of subsequent event that require adjustment to, or disclosure in the financial statements.

Madison Funds | October 31, 2015

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of Madison Funds:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Madison Funds, comprising the Madison Conservative Allocation Fund, Madison Moderate Allocation Fund, Madison Aggressive Allocation Fund, Madison Cash Reserves Fund, Madison Tax-Free Virginia Fund, Madison Tax-Free National Fund, Madison High Quality Bond Fund, Madison Core Bond Fund, Madison Corporate Bond Fund, Madison High Income Fund, Madison Diversified Income Fund, Madison Covered Call & Equity Income Fund (formerly the Madison Equity Income Fund), Madison Dividend Income Fund, Madison Large Cap Value Fund, Madison Investors Fund, Madison Large Cap Growth Fund, Madison Mid Cap Fund, Madison Small Cap Fund, Madison NorthRoad International Fund, Madison International Stock Fund, Madison Hansberger International Growth Fund, Madison Target Retirement 2020 Fund, Madison Target Retirement 2030 Fund, Madison Target Retirement 2040 Fund, and Madison Target Retirement 2050 Fund (collectively, the “Funds”) as of October 31, 2015, the related statements of operations for the year then ended, the statements of changes in net assets of Madison Conservative Allocation Fund, Madison Moderate Allocation Fund, Madison Aggressive Allocation Fund, Madison Cash Reserves Fund, Madison Tax-Free Virginia Fund, Madison Tax-Free National Fund, Madison High Quality Bond Fund, Madison Core Bond Fund, Madison Corporate Bond Fund, Madison High Income Fund, Madison Diversified Income Fund, Madison Covered Call & Equity Income Fund (formerly the Madison Equity Income Fund), Madison Dividend Income Fund, Madison Large Cap Value Fund, Madison Investors Fund, Madison Large Cap Growth Fund, Madison Mid Cap Fund, Madison Small Cap Fund, Madison NorthRoad International Fund, Madison International Stock Fund, Madison Target Retirement 2020 Fund, Madison Target Retirement 2030 Fund, Madison Target Retirement 2040 Fund, and Madison Target Retirement 2050 Fund for all periods presented, the statements of changes in nets assets of Madison Hansberger International Growth Fund for the year ended October 31, 2015 and period ended October 31, 2014, the financial highlights of Madison Conservative Allocation Fund, Madison Moderate Allocation Fund, Madison Aggressive Allocation Fund, Madison Cash Reserves Fund, Madison Core Bond Fund, Madison High Income Fund, Madison Diversified Income Fund, Madison Covered Call & Equity Income Fund, Madison Large Cap Value Fund, Madison Large Cap Growth Fund, Madison Small Cap Fund, Madison International Stock Fund, Madison Target Retirement 2020 Fund, Madison Target Retirement 2030 Fund, Madison Target Retirement 2040 Fund, and Madison Target Retirement 2050 for each of the periods presented, the financial highlights of Madison Tax-Free Virginia Fund and Madison Tax-Free National Fund for the years ended October 31, 2015 and 2014, and each of the two periods in the period ended October 31, 2013, the financial highlights of Madison High Quality Bond Fund, Madison Corporate Bond Fund, Madison Dividend Income Fund, Madison Investors Fund, Madison Mid Cap Fund, and Madison NorthRoad International Fund for the years ended October 31, 2015 and 2014 and the period ended October 31, 2014, and the financial highlights of Madison Hansberger International Growth Fund for the year ended October 31, 2015 and the period ended October 31, 2014. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of Madison Tax-Free Virginia Fund and Madison Tax-Free National Fund for the periods ended prior to October 1, 2012 were audited by other auditors, whose report, dated November 14, 2012, expressed an unqualified opinion on those financial highlights. The financial highlights of Madison High Quality Bond Fund, Madison Corporate Bond Fund, Madison Dividend Income Fund, Madison Investors Fund, and Madison NorthRoad International Fund for the periods ended prior to January 1, 2013 were audited by other auditors, whose report, dated February 26, 2013, expressed an unqualified opinion on those financial highlights. The financial highlights of the Madison Mid Cap Fund for the periods ended prior to January 1, 2013, before the effects of adjustments to retrospectively adjust the financial highlights to give effect to the reorganization as discussed in footnote 7 to the financial highlights, were audited by other auditors, whose report, dated February 26, 2013 expressed an unqualified opinion on those financial highlights and the statement of changes in net assets. The financial highlights of Madison Hansberger International Growth Funds for the periods ended prior to January 1, 2014 were audited by other auditors, whose report, dated February 24, 2014, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2015, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2015, the results of their operations for the year then ended, the statements of changes in net assets of Madison Conservative Allocation Fund, Madison Moderate Allocation Fund, Madison Aggressive Allocation Fund, Madison Cash Reserves Fund, Madison Tax-Free Virginia Fund, Madison Tax-Free National Fund, Madison High Quality Bond Fund, Madison Core Bond Fund, Madison Corporate Bond Fund, Madison High Income Fund, Madison Diversified Income Fund, Madison Covered Call & Equity Income Fund (formerly the Madison Equity Income Fund), Madison Dividend Income Fund, Madison Large Cap Value Fund, Madison Investors Fund, Madison Large Cap Growth Fund, Madison Mid Cap Fund, Madison Small Cap Fund, Madison NorthRoad International Fund, Madison International Stock Fund, Madison Target Retirement 2020 Fund, Madison Target Retirement 2030 Fund, Madison Target Retirement 2040 Fund, and Madison Target Retirement 2050 Fund for all periods presented, the statements of changes in nets assets of Madison Hansberger International Growth Fund for the year ended October 31, 2015 and period ended October 31, 2014, the financial highlights of Madison Conservative Allocation Fund, Madison Moderate Allocation Fund, Madison Aggressive Allocation Fund, Madison Cash Reserves Fund, Madison Core Bond Fund, Madison High Income Fund, Madison Diversified Income Fund, Madison Covered Call & Equity Income Fund, Madison Large Cap Value Fund, Madison Large Cap Growth Fund, Madison Small Cap Fund, Madison International Stock Fund, Madison Target Retirement 2020 Fund, Madison Target Retirement 2030 Fund, Madison Target Retirement 2040 Fund, and Madison Target Retirement 2050 for each of the periods presented, the financial highlights of Madison Tax-Free Virginia Fund and Madison Tax-Free National Fund for the years ended October 31, 2015 and 2014, and each of the two periods in the period ended October 31, 2013, the financial highlights of Madison High Quality Bond Fund, Madison Corporate Bond Fund, Madison Dividend Income Fund, Madison

Madison Funds | Report of Independent Registered Public Accounting Firm - concluded | October 31, 2015

Investors Fund, Madison Mid Cap Fund, and Madison NorthRoad International Fund for the years ended October 31, 2015 and 2014 and the period ended October 31, 2013, and the financial highlights of Madison Hansberger International Growth Fund for the year ended October 31, 2015 and the period ended October 31, 2014, in conformity with accounting principles generally accepted in the United States of America.

We have also audited the adjustments to the financial highlights of the Madison Mid Cap Fund for each of the periods ended prior to January 1, 2013, to retrospectively adjust the financial highlights to give effect to the reorganization as discussed in footnote 7 to the financial highlights. Our procedures included recalculating the conversion factor discussed in that footnote. In our opinion, such retrospective adjustments are appropriate and have been appropriately applied. However, we were not engaged to audit, review, or perform any procedures to the financial statements and financial highlights of the Madison Mid Cap Fund for periods prior to January 1, 2013 other than with respect to the retrospective adjustment described herein, and accordingly, we do not express an opinion or any other form of assurance on the financial statements and financial highlights of Madison Mid Cap Fund for periods prior to January 1, 2013.

/s/ Deloitte & Touche, LLP

Chicago, IL
December 18, 2015

Madison Funds | October 31, 2015

Other Information (unaudited)

DISCUSSION OF CONTRACT RENEWAL PROCESS AND CONSIDERATIONS

The Board of Trustees reviewed a variety of matters in connection with the Trust’s investment advisory contract with the Investment Adviser and the subadvisory contracts with the applicable Subadvisers at an in-person meeting of the Board held in July 2015. The following summarizes the Board’s process and considerations during that meeting.

With regard to the nature, extent and quality of the services to be provided by the Adviser and each sub-adviser, the Board reviewed the biographies and tenure of the personnel involved in Trust management and the experience of the Adviser (and applicable sub-adviser) and its affiliates as investment manager to other investment companies with similar investment strategies or to individual clients or institutions with similar investment strategies. They recognized the wide array of investment professionals employed by the respective firm or firms. Representatives of the Adviser and each sub-adviser discussed or otherwise presented their respective firms’ ongoing investment philosophies and strategies intended to provide investment performance consistent with each Fund’s investment objectives under various market scenarios.

The Board discussed the various administrative services provided directly by the Adviser. Such services included arranging for third party service providers to provide all necessary Fund administration as well as supervising any sub-advisers to Fund portfolios.

Based on their review of the information provided, the Independent Trustees determined that the nature, extent and quality of services provided to the Fund were satisfactory.

With regard to the investment performance of the Trust and the investment adviser, the Board reviewed current performance information provided in the written Board materials. They discussed the reasons for both outperformance and underperformance compared with peer groups and applicable indices and benchmarks. They recognized that the usefulness of comparative performance data as a frame of reference to measure a fund’s performance may be limited because the performance peer group, among other things, does not adequately reflect the objectives and strategies of the fund, has a different investable universe, or the composition of the peer set may be limited in size or number as well as other factors. They discussed the unique aspects of the securities markets applicable to particular Funds so that the performance of any such Funds could be reviewed in context. They reviewed both long-term and short-term performance and considered the effect on long-term performance that may have been attributable to any previous portfolio managers to any Fund. They recognized that the performance data reflects a snapshot in time, in this case as of the end of the most recent calendar year or quarter. A different performance period, however, could generate significantly different results. Further, they noted that long-term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme has the ability to disproportionately affect long-term performance. The Board and the portfolio managers discussed the Funds that adhere to the Adviser’s “participate and protect” investment philosophy and, recognizing that this is a conservative investment philosophy, the portfolio managers explained that individual Fund performance indicative of the strategy may be reflected in relative underperformance during periods of high risk market environments, such as the recent market environment. The Board performed this review in connection with the Adviser and each sub-adviser that manages a sub-advised Fund portfolio. In connection with the review of performance, the Board engaged in a comprehensive discussion of market conditions and discussed the reasons for Fund performance under such conditions. The Board noted the relative strong performance of the Target Retirement Date Funds for the period. In addition, the Board recognized that the Mid Cap Fund, the Small Cap Fund, the Madison International Fund and the Hansberger International Growth Fund, each outperformed its benchmark and peer group for the period, which was largely due to individual stock selection in the Funds. With regard to fixed-income Funds, the Board considered each Fund’s relatively conservative investment philosophy and high-quality bias during a period of historically low interest rates and the relative risks to fixed-income Funds in the current environment. For example, the High Quality Bond Fund, the Core Bond Fund and the Tax-Free Funds held more conservative shorter duration exposure than their benchmarks for the period resulting in relative underperformance. Representatives of the Adviser discussed with the Board the methodology for arriving at peer groups and indices used for performance comparisons. The Board also considered that sometimes the Morningstar categories the Funds fall into do not completely match up with the Funds’ investment strategy and philosophy. Based on their review, the Independent Trustees determined that, given the totality of the above factors and considerations, each Fund’s investment performance had been satisfactory.

With regard to the costs of the services to be provided and the profits to be realized by the investment adviser and its affiliates from the relationship with the Trust, the Board reviewed the expense ratios for a variety of other funds in each Fund portfolio’s peer group with similar investment objectives. Again, the Board reviewed these matters in connection with the Adviser and each sub-adviser that manages a sub-advised Fund portfolio. Based on their review, the Independent Trustees concluded that the Adviser’s level of profitability for its advisory activities was reasonable in light of the services provided.

The Board noted that the Adviser or its affiliates, and, as applicable, each sub-adviser, provided investment management services to other investment company and/or non-investment company clients and considered the fees charged by the Adviser (and respective sub-adviser) to such Funds and clients for purposes of determining whether the given advisory fee was disproportionately large under the so-called Gartenberg standard traditionally used by investment company boards in connection with contract renewal considerations. The Board took those fees into account and considered the differences in services and time required by the various types of funds and clients to which the Adviser (or sub-adviser, if applicable) provided services. The Board recognized that significant differences may exist between the services provided to one type of fund or client and those provided to others, such as those resulting from a greater frequency of shareholder redemptions in a mutual fund and the higher turnover of mutual fund assets. The Board gave such comparisons the weight that they merit in light of the similarities and differences between the services that the various Funds require. They considered that, if the services rendered by the Adviser (or sub-adviser, if applicable) to one type of fund or client differed significantly from others, then the comparison should be given less weight. In the case of non-investment company clients for which the Adviser (or sub-adviser, if applicable) may act as either investment adviser or sub-adviser, the Board noted that the fee may be lower than the fee charged to the Trust. The Board noted too the various administrative, operational, compliance, legal and corporate communication services required to be handled by the Adviser (or sub-adviser, if applicable) which are performed for investment company clients but are not typically performed for non-investment company clients.

The Trustees reviewed each Fund’s fee structure based on the total Fund expense ratio as well as by comparing advisory fees to other advisory fees. The Board noted the simple expense structure maintained by the Trust: an advisory fee and a capped administrative “services” expense. The Board reviewed total expense ratios paid by other funds with similar investment objectives, recognizing that such a comparison, while not dispositive, was an important consideration.

The Trustees sought to ensure that fees paid by the Trust were appropriate. The Board reviewed materials demonstrating that although the Adviser is compensated for a variety of the administrative services it provides or arranges to provide to the

Madison Funds | Other Information (unaudited) - continued | October 31, 2015

Funds pursuant to its administrative services agreements with the Trust (“Services Agreement”), such compensation does not always cover all costs because the Services Agreement effectively acts as a cap on administrative expenses. Therefore, the Board recognized that any administrative, operational, regulatory or compliance fees or costs in excess of the Services Agreement fees are paid by the Adviser from investment advisory fees earned. In this regard, the Trustees noted that examination of each Fund portfolio’s total expense ratio compared to those of other investment companies was more meaningful than a simple comparison of basic “investment management only” fee schedules.

The Board recognized that to the extent a Fund portfolio invests in other mutual funds also managed by the Adviser (or its affiliates), the Adviser (or an affiliate) receives investment advisory fees from both the Fund portfolio and the underlying mutual fund. The Board was satisfied in this regard that the Adviser (or an affiliate) provides separate services to the Trust’s “Fund of funds” portfolios and the underlying mutual funds in which each such Fund invests in exchange for the fees received from them.

In reviewing costs and profits, the Board noted that for some smaller Fund portfolios, the salaries of all portfolio management personnel, trading desk personnel, corporate accounting personnel and employees of the Adviser who serve as Trust officers, as well as facility costs (e.g .., rent, etc.), could not be supported by fees received from such portfolios alone. However, the Board recognized that the Trust is profitable to the Adviser because such salaries and fixed costs are already paid in whole or in part from revenue generated by management of other client assets managed by the Adviser, including the Trust as one of a consolidated family of investment companies. The Trustees noted that total assets managed by the Adviser and its affiliates of approximately $15 billion at the time of the meeting. As a result, although the fees paid by an individual Fund at its present size might not be sufficient to profitably support a stand-alone fund, the Trust is reasonably profitable to the Adviser as part of its larger, diversified organization. In sum, the Trustees recognized that the Trust is important to the Adviser and is managed with the attention given to the Adviser’s other clients.

With regard to the extent to which economies of scale would be realized as each Fund’s assets increase, the Trustees recognized that at their current asset levels, it was premature to discuss any economies of scale not already factored into the compensation payable under existing Advisory and Services Agreements. In addition, the Trustees recognized that the Adviser was currently waiving certain fees (pursuant to its investment management agreement or pursuant to the applicable Services Agreement, as the case may be) with regard to: the Dividend Income, Cash Reserves and certain classes of the Investors Fund. The Board also recognized that the Adviser had arranged for the fees to be capped for certain classes of the Investors Fund. Another method to help ensure the shareholders share in these benefits is to include breakpoints in the advisory fee schedule. Based on their review, the Independent

Trustees concluded that the breakpoint schedules and fee arrangement and waivers (as applicable) were acceptable and reflect economies of scale to be shared with shareholders when assets under management increase.

Counsel to the Independent Trustees confirmed that the Trust’s Independent Trustees had met previously and reviewed the written contract renewal materials provided by the Adviser and applicable sub-advisers. He noted that the Independent Trustees had considered such materials in light of the Gartenberg standard as well as criteria either set forth or discussed in the Supreme Court decision in Jones v. Harris regarding the investment company contract renewal process under Section 15(c) of the Investment Company Act of 1940, as amended. The Independent Trustees made a variety of additional inquiries regarding such written materials to the Adviser and the sub-advisers and representatives of the Adviser and sub-advisers, respectively, and discussed each matter raised as summarized herein.

After further discussion, analysis and review of the totality of the information presented, including the information set forth above and the other information considered by the Board, the Trustees, including the Independent Trustees, concluded that the Trust’s advisory fees (including applicable sub-advisory fees) are fair and reasonable for each respective Fund portfolio and that renewal of their respective Advisory, Sub-Advisory and Services Agreements are in the best interests of each respective Fund and its shareholders.

FUND EXPENSES PAID BY SHAREHOLDERS

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, and redemption fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples below are based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period ended October 31, 2015. Expenses paid during the period in the tables below are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half fiscal year period).

Actual Expenses

The table below provides information about actual account values using actual expenses and actual returns for the funds. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table for the fund you own under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Madison Funds | Other Information (unaudited) - continued | October 31, 2015

	CLASS A				CLASS B
Fund	Beginning Account Value	Ending Account Value	Annual Expense Ratio	Expenses Paid During Period	Ending Account Value	Annual Expense Ratio	Expenses Paid During Period
Conservative Allocation*	$1,000	$983.60	0.70%	$3.50	$980.00	1.45%	$7.24
Moderate Allocation*	1,000	979.80	0.70%	3.49	976.30	1.45%	7.22
Aggressive Allocation*	1,000	976.20	0.70%	3.49	972.50	1.45%	7.21
Cash Reserves	1,000	1,000.00	0.09%	0.45	1,000.00	0.09%	0.45
Core Bond	1,000	996.80	0.90%	4.53	994.00	1.65%	8.29
High Income	1,000	963.10	1.00%	4.95	959.00	1.75%	8.64
Diversified Income	1,000	999.00	1.10%	5.54	994.70	1.85%	9.30
Covered Call & Equity Income	1,000	975.20	1.25%	6.22	N/A	N/A	N/A
Large Cap Value	1,000	973.80	1.16%	5.77	970.90	1.91%	9.49
Investors	1,000	1,017.20	1.20%	6.10	N/A	N/A	N/A
Large Cap Growth	1,000	1,001.80	1.20%	6.05	998.00	1.95%	9.82
Mid Cap	1,000	998.80	1.40%	7.05	996.00	2.15%	10.82
Small Cap	1,000	990.70	1.50%	7.53	986.80	2.25%	11.27
International Stock	1,000	951.00	1.60%	7.87	947.00	2.35%	11.53

	CLASS C
Fund	Beginning Account Value	Ending Account Value	Annual Expense Ratio	Expenses Paid During Period

Conservative Allocation*	$1,000	$980.00	1.45%	$7.24
Moderate Allocation*	1,000	976.30	1.45%	7.22
Aggressive Allocation*	1,000	972.50	1.45%	7.21
Diversified Income	1,000	995.30	1.85%	9.30
Covered Call & Equity Income	1,000	971.40	1.99%	9.89

	CLASS Y
Fund	Beginning Account Value	Ending Account Value	Annual Expense Ratio	Expenses Paid During Period

Tax-Free Virginia	$1,000	$1,012.90	0.85%	$4.31
Tax-Free National	1,000	1,014.80	0.85%	4.32
High Quality Bond	1,000	1,002.40	0.49%	2.47
Core Bond	1,000	999.00	0.65%	3.28
Corporate Bond	1,000	991.90	0.65%	3.26
High Income	1,000	964.00	0.75%	3.71
Covered Call & Equity Income	1,000	975.50	1.00%	4.98
Dividend Income	1,000	1,001.90	0.95%	4.79
Large Cap Value	1,000	975.50	0.91%	4.53
Investors	1,000	1,018.60	0.95%	4.83
Large Cap Growth	1,000	1,003.00	0.95%	4.80
Mid Cap	1,000	1,001.10	1.15%	5.80
Small Cap	1,000	992.10	1.25%	6.28
NorthRoad International	1,000	921.50	1.15%	5.57
International Stock	1,000	952.40	1.35%	6.64
Hansberger International Growth	1,000	926.40	1.16%	5.63

	CLASS R6
Fund	Beginning Account Value	Ending Account Value	Annual Expense Ratio	Expenses Paid During Period
Core Bond	$1,000	$999.00	0.52%	$2.62
Covered Call & Equity Income	1,000	976.60	0.87%	4.33
Investors	1,000	1,019.50	0.74%	3.77
Mid Cap	1,000	1,002.20	0.77%	3.89
NorthRoad International	1,000	923.00	0.82%	3.97
Target Retirement 2020*	1,000	992.10	0.30%	1.51
Target Retirement 2030*	1,000	986.20	0.30%	1.50
Target Retirement 2040*	1,000	984.10	0.30%	1.50
Target Retirement 2050*	1,000	982.20	0.30%	1.50

	CLASS I
Fund	Beginning Account Value	Ending Account Value	Annual Expense Ratio	Expenses Paid During Period
Hansberger International Growth	$1,000	$927.00	1.01%	$4.91

*The annual expense ratio does not include the expenses of the underlying funds.

Madison Funds | Other Information (unaudited) - continued | October 31, 2015

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the Funds’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare the 5% hypothetical example of the funds you own with the 5% hypothetical examples that appear in the shareholder reports of other similar funds.

	CLASS A				CLASS B
Fund	Beginning Account Value	Ending Account Value	Annual Expense Ratio	Expenses Paid During Period	Ending Account Value	Annual Expense Ratio	Expenses Paid During Period
Conservative Allocation*	$1,000	$1,021.68	0.70%	$3.57	$1,017.90	1.45%	$7.38
Moderate Allocation*	1,000	1,021.68	0.70%	3.57	1,017.90	1.45%	7.38
Aggressive Allocation*	1,000	1,021.68	0.70%	3.57	1,017.90	1.45%	7.38
Cash Reserves	1,000	1,024.75	0.09%	0.46	1,024.75	0.09%	0.46
Core Bond	1,000	1,020.67	0.90%	4.58	1,016.89	1.65%	8.39
High Income	1,000	1,020.16	1.00%	5.09	1,016.38	1.75%	8.89
Diversified Income	1,000	1,019.66	1.10%	5.60	1,015.88	1.85%	9.40
Covered Call & Equity Income	1,000	1,018.90	1.25%	6.36	N/A	N/A	N/A
Large Cap Value	1,000	1,019.36	1.16%	5.90	1,015.58	1.91%	9.70
Investors	1,000	1,019.16	1.20%	6.11	1,000.00	N/A	N/A
Large Cap Growth	1,000	1,019.16	1.20%	6.11	1,015.38	1.95%	9.91
Mid Cap	1,000	1,018.15	1.40%	7.12	1,014.37	2.15%	10.92
Small Cap	1,000	1,017.64	1.50%	7.63	1,013.86	2.25%	11.42
International Stock	1,000	1,017.14	1.60%	8.13	1,013.36	2.35%	11.93

	CLASS C
Fund	Beginning Account Value	Ending Account Value	Annual Expense Ratio	Expenses Paid During Period
Conservative Allocation*	$1,000	$1,017.90	1.45%	$ 7.38
Moderate Allocation*	1,000	1,017.90	1.45%	7.38
Aggressive Allocation*	1,000	1,017.90	1.45%	7.38
Diversified Income	1,000	1,015.88	1.85%	9.40
Covered Call & Equity Income	1,000	1,015.17	1.99%	10.11

	CLASS Y
Fund	Beginning Account Value	Ending Account Value	Annual Expense Ratio	Expenses Paid During Period
Tax-Free Virginia	$1,000	$1,020.92	0.85%	$4.33
Tax-Free National	1,000	1,020.92	0.85%	4.33
High Quality Bond	1,000	1,022.74	0.49%	2.50
Core Bond	1,000	1,021.93	0.65%	3.31
Corporate Bond	1,000	1,021.93	0.65%	3.31
High Income	1,000	1,021.42	0.75%	3.82
Covered Call & Equity Income	1,000	1,020.16	1.00%	5.09
Dividend Income	1,000	1,020.42	0.95%	4.84
Large Cap Value	1,000	1,020.62	0.91%	4.63
Investors	1,000	1,020.42	0.95%	4.84
Large Cap Growth	1,000	1,020.42	0.95%	4.84
Mid Cap	1,000	1,019.41	1.15%	5.85
Small Cap	1,000	1,018.90	1.25%	6.36
NorthRoad International	1,000	1,019.41	1.15%	5.85
International Stock	1,000	1,018.40	1.35%	6.87
Hansberger International Growth	1,000	1,019.36	1.16%	5.90

	CLASS R6
Fund	Beginning Account Value	Ending Account Value	Annual Expense Ratio	Expenses Paid During Period
Core Bond	$1,000	$1,022.58	0.52%	$2.65
Covered Call & Equity Income	1,000	1,020.82	0.87%	4.43
Investors	1,000	1,021.48	0.74%	3.77
Mid Cap	1,000	1,021.32	0.77%	3.92
NorthRoad International	1,000	1,021.07	0.82%	4.18
Target Retirement 2020*	1,000	1,023.69	0.30%	1.53
Target Retirement 2030*	1,000	1,023.69	0.30%	1.53
Target Retirement 2040*	1,000	1,023.69	0.30%	1.53
Target Retirement 2050*	1,000	1,023.69	0.30%	1.53

	CLASS I
Fund	Beginning Account Value	Ending Account Value	Annual Expense Ratio	Expenses Paid During Period
Hansberger International Growth	$1,000	$1,020.11	1.01%	$5.14

*The annual expense ratio does not include the expenses of the underlying funds.

Madison Funds | Other Information (unaudited) - concluded | October 31, 2015

Please note that the expenses shown in both tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. The information provided in the hypothetical example table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULES

The funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available to shareholders at no cost by calling 1-800-877-6089 or on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. More information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.

PROXY VOTING POLICIES, PROCEDURES AND RECORDS

A description of the policies and procedures used by the Funds to vote proxies related to portfolio securities is available to shareholders at no cost on the Funds’ website at www.membersfunds.com or by calling 1-800-877-6089. The proxy voting records for the Funds for the most recent twelve-month period ended June 30 are available to shareholders at no cost on the SEC’s website at www.sec.gov.

FORWARD-LOOKING STATEMENT DISCLOSURE

One of our most important responsibilities as investment company managers is to communicate with shareholders in an open and direct manner. Some of our comments in our letters to shareholders are based on current management expectations and are considered “forward-looking statements.” Actual future results, however, may prove to be different from our expectations. You can identify forward-looking statements by words such as “estimate,” “may,” “will,” “expect,” “believe,” “plan” and other similar terms. We cannot promise future returns. Our opinions are a reflection of our best judgment at the time this report is compiled, and we disclaim any obligation to update or alter forward-looking statements as a result of new information, future events, or otherwise.

TAX INFORMATION

Foreign Tax Credits: The Funds expect to make an election under Internal Revenue Code Section 853 to pass through foreign taxes paid by the Funds to their shareholders. For the year ended October 31, 2015, the following Funds intend to pass through foreign tax credits and have derived gross income from foreign countries amounting to:

Fund	Foreign Tax Credit Pass-Through	Foreign Source Income
NorthRoad International	$58,209	$1,416,296
International Stock	92,933	1,040,474
Hansberger International Growth	71,222	1,193,869

Complete information regarding the Funds’ foreign tax credit pass through to shareholders for 2015 will be reported in conjunction with Form 1099-DIV.

Corporate Dividends Received Deduction: For the taxable year ended October 31, 2015, the following percentage of income dividends paid by the Funds qualify for the dividends received deduction available to corporations:

Fund	Percentage	Fund	Percentage
Conservative Allocation	14.02%	Investors	38.36%
Moderate Allocation	25.37%	Large Cap Growth	100.00%
Aggressive Allocation	38.40%	Small Cap	100.00%
Diversified Income	92.87%	Target Retirement 2020	18.23%
Covered Call Equity Income	14.02%	Target Retirement 2320	33.08%
Dividend Income	100.00%	Target Retirement 2040	32.55%
Large Cap Value	100.00%	Target Retirement 2050	33.73%

Qualified Dividend Income: For the taxable year ended October 31, 2015, the Funds hereby designate the maximum amount of dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income (“QDI”) eligible for reduced tax rates (the rates range from 5% to 15% depending upon individual’s tax bracket). Complete information regarding each Fund’s income distributions paid during the calendar year 2015, including the portion, if any, which qualify as QDI, will be reported in conjunction with Form 1099-DIV.

Fund	Amount	Fund	Amount
Conservative Allocation	$ 334,975	Small Cap	$ 180,272
Moderate Allocation	669,435	NorthRoad International	856,002
Aggressive Allocation	391,415	International Stock	444,646
Diversified Income	2,172,807	Hansberger International Growth	416,026
Covered Call & Equity Income	925,546	Madison Target Retirement 2020	343,022
Dividend Income	362,113	Madison Target Retirement 2030	762,516
Large Cap Value	1,202,093	Madison Target Retirement 2040	601,617
Investors	1,965,594	Madison Target Retirement 2050	263,763
Large Cap Growth	1,259,949

Madison Funds | October 31, 2015

Trustees and Officers

The address of each Trustee and officer is 550 Science Drive, Madison, Wisconsin 3711, except for Mr. Mason for whom it is 8777 N. Gainey Center Drive, #220, Scottsdale, Arizona 85258. The Statement of Additional Information, which includes additional information about the trustees and officers, is available at no cost on the Funds’ website at www.madisonfunds.com or by calling 1-800-877-6089.

Interested Trustees and Officers

Name and Year of Birth	Position(s) and Length of Time Served	Principal Occupation(s) During Past Five Years	Portfolios Overseen in Fund Complex by Director/Trustee[1]	Other Directorships Held by Director/Trustee During Past Five Years

Katherine L. Frank[2] 1960	Trustee and President, 2009 - Present	Madison Investment Holdings, Inc. (“MIH”) (affiliated investment advisory firm of the Adviser), Executive Director and Chief Operating Officer, 2010 - Present; Managing Director and Vice President, 1986 - 2010

Madison Asset Management, LLC (“Madison”), Executive Director and Chief Operating Officer, 2010 - Present; Vice President, 2004 - 2010

Madison Investment Advisors, LLC (“MIA”) (affiliated investment advisory firm of the Adviser), Executive Director and Chief Operating Officer, 2010 - Present; President, 1996 - 2010

		Madison Strategic Sector Premium Fund (closed-end fund), President, 2005 - Present; Ultra Series Fund (16) (mutual funds), President, 2009 - Present; Madison Covered Call & Equity Strategy Fund (closed end fund), President, December 2012 - Present	42	Madison Strategic Sector Premium Fund, 2005 - Present; Ultra Series Fund (16), 2009 - Present

Jay R. Sekelsky 1959	Vice President, 2009 - Present	MIH, Executive Director and Chief Investment Officer, 2010 - Present; Managing Director and Vice President, 1990 - 2010

Madison, Executive Director and Chief Investment Officer, 2010 - Present

MIA, Executive Director and Chief Investment Officer, 2010 - Present; Vice President, 1996 - 2010

		Madison Strategic Sector Premium Fund, Vice President, 2005 - Present; Ultra Series Fund (16), Vice President, 2009 - Present; Madison Covered Call & Equity Strategy Fund, Vice President, December 2012 - Present	N/A	N/A

Paul Lefurgey 1964	Vice President, 2009 - Present	MIH, Managing Director and Head of Fixed Income Investments, 2005 - Present; Madison and MIA, Managing Director and Head of Fixed Income Investments, 2010 - Present

MEMBERS Capital Advisors, Inc. (“MCA”) (investment advisory firm), Madison, WI, Vice President, 2003 - 2005

		Madison Strategic Sector Premium Fund, Vice President, 2010 - Present; Ultra Series Fund (16), Vice President, 2009 - Present; Madison Covered Call & Equity Strategy Fund, Vice President, December 2012 - Present	N/A	N/A

Greg D. Hoppe 1969	Treasurer, 2009 - Present	MIH, MIA and Madison, Vice President, 1999 - Present; Madison, Vice President, 2009 - Present

		Madison Strategic Sector Premium Fund, Treasurer, 2009 - Present; Chief Financial Officer, 2005 - 2009; Ultra Series Fund (16), Treasurer, 2009 - Present; Madison Covered Call & Equity Strategy Fund, Treasurer, December 2012 - Present	N/A	N/A

Holly S. Baggot 1960	Secretary, 1999 - Present Assistant Treasurer, 1999 - 2007; 2009 - Present	MIH, MIA and Madison, Vice President, 2010 - Present; Madison, Vice President, 2009 - Present; MFD Distributor, LLC (“MFD”) (an affiliated brokerage firm of Madison), Vice President, 2012 - Present

MCA, Director-Mutual Funds, 2008-2009; Director-Mutual Fund Operations, 2006-2008; Operations Officer-Mutual Funds, 2005-2006; Senior Manager-Product & Fund Operations, 2001-2005

		Madison Strategic Sector Premium Fund, Secretary and Assistant Treasurer, 2010 - Present; Ultra Series Fund (16), Secretary, 1999 - Present and Treasurer, 2008-2009 and Assistant Treasurer, 1997-2007 and 2009 - Present; Madison Covered Call & Equity Strategy Fund, Secretary and Assistant Treasurer, December 2012 - Present	N/A	N/A

Lisa R. Lange 1969	Chief Compliance Officer, Chief Legal Officer and Assistant Secretary, April 2015 - Present	MIH, MIA and Madison, Chief Compliance Officer and Chief Legal Officer, April 2015-Present

NorthRoad Capital Management LLC (“NorthRoad”) (an affiliated investment advisory firm of Madison), Chief Compliance Officer and Chief Legal Officer April 2015 - Present

Madison Strategic Sector Premium Fund, Chief Compliance Officer, Chief Legal Officer and Assistant Secretary, April 2015 - Present

Madison Covered Call & Equity Strategy Fund, Chief Compliance Officer, Chief Legal Officer and Assistant Secretary April 2015 - Present

Ultra Series Fund (16), Chief Compliance Officer, Chief Legal Officer and Assistant Secretary, April 2015 - Present

		Whyte Hirschboeck Dudek S.C. (law firm), Shareholder, 2003-2015	N/A	N/A

[1] As of the date of this report, the fund complex consists of Madison Funds with 25 portfolios, the Ultra Series Fund with 16 portfolios, the Madison Strategic Sector Premium Fund (a closed-end fund) and the Madison Covered Call & Equity Strategy Fund (closed end fund) (“MCN”), for a grand total of 43 separate portfolios in the fund complex. Not every Trustee is a member of the Board of Trustees of every fund in the fund complex, as noted above. References to the “Fund Complex” in the following tables have the meaning disclosed in this paragraph.
[2] “Interested person” as defined in the 1940 Act. Considered an interested Trustee because of the position held with the investment adviser of Madison Funds.

Madison Funds | Trustees and Officers - concluded | October 31, 2015

Independent Trustees

Name and Year of Birth	Position(s) and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Portfolios Overseen in Fund Complex[2]	Other Directorships Held by Director/Trustee During Past Five Years

Philip E. Blake 1944	Trustee, 2009 - Present	Retired Investor Lee Enterprises, Inc. (news and advertising publisher), Madison, WI, Vice President, 1998 - 2001 Madison Newspapers, Inc., Madison, WI, President and Chief Executive Officer, 1993 - 2000	43	Edgewood College, 2003 - Present; Chairman of the Board, 2010 - 2012

Nerites Corporation (technology company), 2004 - Dec. 2013

				Madison Strategic Sector Premium Fund, 2005 - Present; Ultra Series Fund (16), 2009 - Present; Madison Covered Call & Equity Strategy Fund, December 2012 - Present

James R. Imhoff, Jr. 1944	Trustee, 2009 - Present	First Weber Group (real estate brokers), Madison, WI, Chief Executive Officer, 1996 - Present	43	Park Bank, 1978 - Present Madison Strategic Sector Premium Fund, 2005 - Present; Madison Covered Call & Equity Strategy Fund, 2005 - Present; Ultra Series Fund (16), 2009 - Present

Steven P. Riege 1954	Trustee, 2005 - Present	Ovation Leadership (management consulting), Milwaukee, WI, Owner/President, 2001 - Present Robert W. Baird & Company (financial services), Milwaukee, WI, Senior Vice President-Marketing and Vice President-Human Resources, 1986 - 2001	43	Forward Service Corporation (employment training non-profit), 2010- Present Stanek Tool Corp., 1990 - Present

Ultra Series Fund (16), 2005 - Present
				Madison Strategic Sector Premium Fund, 2014 - Present Madison Covered Call & Equity Strategy Fund, 2015 - Present

Richard E. Struthers 1952	Trustee, 2004 - Present	Clearwater Capital Management (investment advisory firm), Minneapolis, MN, Chair and Chief Executive Officer, 1998 - Present Park Nicollet Health Services, Minneapolis, MN, Chairman, Finance and Investment Committee, 2006 - 2012 IAI Mutual Funds, Minneapolis, MN, President and Director, 1992-1997	41	Park Nicolet Health Services, 2001 - 2012 HealthPartners, 2013 - Present Ultra Series Fund (16), 2004 - Present

[1] Independent Trustees serve in such capacity until reaching the age of 76, unless retirement is waived by unanimous vote of the remaining Trustees on an annual basis.
[2] As of the date of this report, the fund complex consists of Madison Funds with 25 portfolios, the Ultra Series Fund with 16 portfolios, the Madison Strategic Sector Premium Fund (a closed-end fund) and the Madison Covered Call & Equity Strategy Fund (closed end fund) (“MCN”), for a grand total of 43 separate portfolios in the fund complex. Not every Trustee is a member of the Board of Trustees of every fund in the fund complex, as noted above. References to the “Fund Complex” in the preceding tables have the meaning disclosed in this paragraph.

Presorted Standard U.S. POSTAGE PAID Louisville, KY Permit No. 1051
Madison Funds Post Office Box 8390 Boston, MA 02266-8390 1 (800) 877-6089 www.madisonfunds.com SEC File Number: 811-08261

4460-P1053
Rev. 1015

Item 2. Code of Ethics.

(a) The Trust has adopted a code of ethics that applies to the Trust’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions, regardless of whether these individuals are employed by the Trust or a third party.

(c) The Code was amended during the fiscal year, however, none of the changes are material to the Trust. The amendments do apply to the Trust’s principal executive officer and principal financial officer, as employees of the Adviser’s parent company. Such amendments include the addition of an excessive trading policy, certain clarifications to the private placement preclearance and ETF policies, the implementation of a de minimis exception for personal investment activity of employees and several non-substantive updates and corrections.

(d) The Trust granted no waivers from the code during the period covered by this report.

(f) Any person may obtain a complete copy of the code without charge by calling the Adviser at 800-767-0300 and requesting a copy of “the Madison Funds Sarbanes Oxley Code of Ethics.”

Item 3. Audit Committee Financial Expert.

In July 2015, James Imhoff, an “independent” Trustee and a member of the Trust’s audit committee, was appointed to continue to serve as the Trust’s audit committee financial expert among the five independent Trustees who so qualify to serve in that capacity.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees. Total audit fees paid (or to be paid) to the registrant’s principal accountant for the fiscal years ended October 31, 2015 and 2014, respectively were $204,000 ($512,000 including the Ultra Series Fund, the Madison Strategic Sector Premium Fund and the Madison Covered Call & Equity Strategy Fund, all affiliated investment companies “together, the “Affiliated Funds”) and $199,500 ($502,000 including the Affiliated Funds).

(b) Audit-Related Fees. For the fiscal years ended October 31, 2015 and October 31, 2014, the aggregate fees for professional services rendered by Deloitte & Touche for assurance and related services by such firm that were reasonably related to the performance of the audit of the Trust’s annual financial statements other than those referenced in paragraph (a) above, totaled $0 and $31,292, respectively.

(c) Tax-Fees. The Audit Committee has pre-approved, as required by Rule 2-01(c)(7)(i)(C) of Regulation S-X, 100% of the services described in this Item 4(b) through (d), which such services are described above.

For the fiscal years ended October 31, 2015 and October 31, 2014, the aggregate fees for professional services rendered by Deloitte & Touche for tax compliance, tax advice and tax planning for such fiscal years, totaled $106,517 and $64,350, respectively.

In the scope of services comprising the fees disclosed under this Item 4(c) were the following services:

-Review and sign as signature preparer for U.S. Income Tax Return for Regulated Investment Companies, Form 1120-RIC and the Return of Excise Tax on Undistributed Income of Regulated Investment Companies, Form 8613.

(d) All Other Fees. None.

(e) (1) Before any accountant is engaged by the registrant to render audit or non-audit services, the engagement must be approved by the audit committee as contemplated by paragraph (c)(7)(i)(A) of Rule 2-01of Regulation S-X.

(2) The Audit Committee has pre-approved, as required by Rule 2-01(c)(7)(i)(C) of Regulation S-X, 100% of the services described in this Item 4(b) through (d), which such services are described above.

(f) None.

(g) None.

(h) None.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments

Schedule included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The Trust does not normally hold shareholder meetings. There have been no changes to the Trust’s procedures during the period covered by this report.

Item 11. Controls and Procedures.

(a) The Trust’s principal executive officer and principal financial officer determined that the Trust’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) are effective, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 within 90 days of the date of this report. There were no significant changes in the Trust’s internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation. The officers identified no significant deficiencies or material weaknesses.

(b) There were no changes in the Trust’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Trust’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of ethics - See Item 2.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Act.

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Act.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Madison Funds

/s/ Lisa R. Lange

Lisa R. Lange, Chief Legal Officer and Chief Compliance Officer

Date: December 29, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

/s/ Katherine L. Frank

Katherine L. Frank, Principal Executive Officer

Date: December 29, 2015

/s/ Greg Hoppe

Greg Hoppe, Principal Financial Officer

Date: December 29, 2015